1

                    OPPENHEIMER CAPITAL PRESERVATION FUND
              6803 South Tucson Way, Centennial, Colorado 80112

                                1.800.647.1693

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 4, 2005

To the Shareholders of Oppenheimer Capital Preservation Fund:

      Notice is hereby given that a Special Meeting of the Shareholders of
Oppenheimer Capital Preservation Fund ("Capital Preservation Fund" or the
"Fund"), a registered investment management company, will be held at 6803
South Tucson Way, Centennial, CO 80112 at 1:00 P.M., Mountain time, on
February 4, 2005, or any adjournments thereof (the "Meeting"), for the following purposes:

1.    To approve an Agreement and Plan of Reorganization between Oppenheimer
      Capital Preservation Fund ("Capital Preservation Fund") and Oppenheimer
      Cash Reserves ("Cash Reserves"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of
      Capital Preservation Fund to Cash Reserves in exchange for Class A,
      Class B, Class C and Class N shares of Cash Reserves, (b) the distribution of these shares of Cash Reserves to the corresponding
      Class A, Class B, Class C and Class N shareholders of Capital
      Preservation Fund in complete liquidation of Capital Preservation Fund and (c) the cancellation of the outstanding shares of Capital
      Preservation Fund (all of the foregoing being referred to as the
      "Proposal").

2.    To act upon such other matters as may properly come before the Meeting.

      Shareholders of record at the close of business on November 15, 2004 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Capital Preservation Fund recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND
MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
      Robert G. Zack, Secretary

      December 17, 2004

--------------------------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                          OPPENHEIMER CASH RESERVES
              6803 South Tucson Way, Centennial, Colorado 80112

                                1.800.647.1693

                   COMBINED PROSPECTUS AND PROXY STATEMENT

                           DATED December 17, 2004

   Special Meeting of Shareholders of Oppenheimer Capital Preservation Fund
                        to be held on February 4, 2005

                         Acquisition of the Assets of
                    OPPENHEIMER CAPITAL PRESERVATION FUND
              6803 South Tucson Way, Centennial, Colorado 80112

                                1.800.647.1693

    By and in exchange for Class A, Class B, Class C and Class N shares of
                          OPPENHEIMER CASH RESERVES

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Capital Preservation Fund ("Capital Preservation
Fund") to be voted at a Special Meeting of Shareholders (the "Meeting") to
approve the Agreement and Plan of Reorganization (the "Reorganization
Agreement") and the transactions contemplated thereby (the "Reorganization")
between Capital Preservation Fund and Oppenheimer Cash Reserves ("Cash
Reserves"). This combined Prospectus and Proxy Statement constitutes the
Prospectus of Cash Reserves and the Proxy Statement of Capital Preservation
Fund filed on Form N-14 with the Securities and Exchange Commission ("SEC").
If shareholders vote to approve the Reorganization Agreement and the
Reorganization, the net assets of Capital Preservation Fund will be acquired by and in exchange for shares of Cash Reserves. The Meeting will be held at the offices of OppenheimerFunds, Inc. at 6803 South Tucson Way, Centennial,
CO 80112 on February 4, 2005 at 1:00 P.M. Mountain time. The Board of
Trustees of Capital Preservation Fund is soliciting these proxies on behalf of Capital Preservation Fund. This Prospectus and Proxy Statement will first be sent to shareholders on or about December 17, 2004.

      If the shareholders of Capital Preservation Fund vote to approve the
Reorganization Agreement, you will receive Class A shares of Cash Reserves equal in value to the value as of the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) of your Class A shares of Capital Preservation Fund; Class B shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class B shares of Capital
Preservation Fund; Class C shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class C shares of Capital Preservation
Fund or Class N shares of Cash Reserves equal in value to the value as of the
Valuation Date of your Class N shares of Capital Preservation Fund. Capital
Preservation Fund will then be liquidated and de-registered under the
Investment Company Act of 1940 (the "Investment Company Act").  Cash Reserves
is a money market mutual fund that seeks the maximum current income that is consistent with stability of principal.

      This Prospectus and Proxy Statement gives information about Class A,
Class B, Class C and Class N shares of Cash Reserves that you should know before investing. You should retain it for future reference. A Statement of
Additional Information relating to the Reorganization described in this
Prospectus and Proxy Statement, dated December 17, 2004 (the "Proxy Statement of Additional Information") has been filed with the SEC ("SEC") as part of the Registration Statement on Form N-14 (the "Registration Statement") and is
incorporated herein by reference. You may receive a free copy by writing to
OppenheimerFunds Services (the "Transfer Agent") at P.O. Box 5270, Denver,
Colorado 80217 or by calling toll-free 1.800.647.1693. That Statement of
Additional Information includes the following documents: (i) the Prospectus of Capital Preservation Fund dated December 23, 2003 and its supplements dated  July 6, 2004, September 30, 2004 and October 11, 2004; (ii) the
Statement of Additional Information of Capital Preservation Fund dated
December 23, 2003 and its supplements dated December 29, 2003 and July 6,
2004, which include audited financial statements of Capital Preservation Fund for the 12-month period ended October 31, 2003; (iii) unaudited financial statements of Capital Preservation Fund for the 6-month period ended April
30, 2004; (iv) the Statement of Additional Information of Cash Reserves dated
September 24, 2004, which includes audited financial statements of Cash
Reserves for the 12-month period ended July 31, 2004; and (v) Combined Pro
Forma financial statements as of September 30, 2004.

      The Prospectus of Cash Reserves dated September 27, 2004, is enclosed herewith and considered a part of this Prospectus and Proxy Statement. It is intended to provide you with information about Cash Reserves.

      The following documents have been filed with the SEC and are available without charge upon written request to the Transfer Agent or by calling toll-free number shown above: (i) a Prospectus for Capital Preservation Fund, dated December 23, 2003 and its supplements dated July 6, 2004, September 30,
2004 and October 11, 2004; (ii) a Statement of Additional Information for
Capital Preservation Fund, dated December 23, 2003 and its supplements dated
December 29, 2003 and July 6, 2004; and (iii) a Statement of Additional
Information for Cash Reserves, dated September 27, 2004.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This Prospectus and Proxy Statement is dated December 17, 2004.

                              TABLE OF CONTENTS
                   COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                          Page
                                                                          ----
Synopsis................................................................................................
   What am I being asked to vote on?..............................................................
   What are the general tax consequences of the Reorganization?.............................
   Comparisons of some important features......................................................
   How do the  investment  objectives  and  policies  of  the  Funds  compare?
.....................

   Who Manages the Funds?........................................................................

   What are the fees and  expenses of each Fund and what are they  expected to be after the
      Reorganization?...............................................................................
   Where can I find more financial information about the Funds?.............................
   What  are  the   capitalizations   of  the   Funds   and  what   would  the
capitalization be after the

      Reorganization?...............................................................................
   How have the Funds performed?................................................................
   Other Comparisons......................................................

         Investment Management and Fees......................................................
         Transfer Agency and Custody Services................................................
         Distribution Services......................................................................
         Purchases, Redemptions, Exchanges and other Shareholder Services............
         Dividends and Distributions............................................................
What are the Principal Risks of an Investment in Capital  Preservation Fund or
Cash Reserves?......
Reasons for the Reorganization....................................................................
Information               About               the               Reorganization
..............................................................................
   How will the Reorganization be carried out?..................................................
   Who will pay the expenses of the Reorganization?...........................................
   What are the tax consequences of the Reorganization?.......................................
   What should I know about Class A, Class B, Class C and Class N shares of
      Cash Reserves?...................................................................................
Comparison of Investment Objectives and Policies............................................
   Are there any  significant  differences  between the investment  objectives and strategies of
      the Funds?......................................................................................

   How do the investment policies of the Funds compare?......................................
   What  are the  main  risks  associated  with an  investment  in the  Funds?

.......................

   What are the fundamental investment restrictions of the Funds?...........................
   How  do the  account  features  and  shareholder  services  for  the  Funds compare?...........
         Investment Management.................................................................
         Distribution.................................................................................
         Purchases and Redemptions.............................................................
         Shareholder Services.....................................................................
         Dividends and Distributions............................................................
Voting Information...................................................................................
   How many votes are necessary to approve the Reorganization Agreement?...............
   How do I ensure my vote is accurately recorded?.............................................
   Can I revoke my proxy?...........................................................................
   What other matters will be voted upon at the Meeting?......................................
   Who is entitled to vote?...........................................................................
   What other solicitations will be made?.........................................................

Information About Capital Preservation Fund................................................
Information About Cash Reserves...................................................................
Principal Shareholders...............................................................................
Exhibit A - Agreement and Plan of Reorganization between Oppenheimer Capital

 Preservation Fund and Oppenheimer Cash Reserves............................A-1
Exhibit B - Principal Shareholders......................................... B-1
Enclosure:

Prospectus of Oppenheimer Cash Reserves dated September 27, 2004.

                                   SYNOPSIS

      This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this
Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Cash Reserves which accompanies this
Prospectus and Proxy Statement and is incorporated herein by reference.

      If shareholders of Capital Preservation Fund approve the
Reorganization, the net assets of Capital Preservation Fund will be transferred to Cash Reserves, in exchange for an equal value of shares of
Cash Reserves. The shares of Cash Reserves will then be distributed to
Capital Preservation Fund shareholders, and Capital Preservation Fund will be liquidated. As a result of the Reorganization, you will cease to be a shareholder of Capital Preservation Fund and will become a shareholder of
Cash Reserves. For federal income tax purposes, the holding period of your
Capital Preservation Fund shares will be carried over to the holding period for shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date (as such term is defined in the Agreement and
Plan of Reorganization attached hereto as Exhibit A) of the Reorganization.

What am I being asked to vote on?

      You are being asked to approve the reorganization of your fund, Capital
Preservation Fund, with and into Cash Reserves.  Capital Preservation Fund and Cash Reserves have similar investment objectives but differ in the investment strategies they employ to achieve their objectives. For the reasons set forth below and described more fully under "Reasons for the
Reorganization" beginning on page 21, the Board of Trustees of Capital
Preservation Fund and the Fund's investment manager, OpperheimerFunds, Inc.
(the "Manager") believe that it is in the best interests of the Fund and its shareholders to recommend the Reorganization at this time.

       Capital Preservation Fund's investment objective is to seek high current income while seeking to maintain a stable value per share. Its shares are offered only to certain types of retirement plans, including participant-directed qualified retirement plans and 403(b)(7) custodial plans.  The Fund tries to maintain a stable $10 per share net asset value by operating as a fund of funds that normally invests at least 85% of its assets in shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund,
Oppenheimer Strategic Income Fund, Oppenheimer U.S. Government Trust and
Oppenheimer Money Market Fund, Inc.  The balance of the Capital Preservation
Fund's net assets, up to a maximum of 15%, is invested in specialized investment contracts, referred to as "wrapper agreements" issued by banks, insurance companies or other financial institutions that, among other things, obligate the wrapper providers to pay the excess of the book value over the net value of such assets for some or all of the assets in the Capital
Preservation Fund's portfolio if certain "termination events" occur.  The wrapper agreement is therefore intended to offset changes in the book value of the Capital Preservation Fund's other investments allowing the Fund to value its assets at the stable $10 per share under fair valuation methods adopted by the Fund's Board of Trustees.  In anticipation of the
Reorganization  Capital Preservation Fund has been moving its investments into money market  securities  and expects to be fully invested in money market or other liquid securities  in advance  of the Regorganization.

      Cash Reserves' investment objective is to seek the maximum current income that is consistent with stability of principal.  Cash Reserves' shares are offered to individual investors who want to earn income at current money market rates while seeking to preserve the value of their investment.  Cash
Reserves is a money market mutual fund that invests in high-quality money market instruments, such as commercial paper, repurchase agreements, and short-term government securities, that comply with the requirements of Rule
2a-7 under the Investment Company Act.  Cash Reserves values its shares at a stable $1 per share provided the conditions of Rule 2a-7 are met.

      In February 2003, the staff of the Division of Investment Management of the U.S. Securities and Exchange Commission ("SEC") sent a letter to certain stable value funds, including Capital Preservation Fund, advising them that the staff was reviewing the methodologies used by stable value funds to value their portfolios, and, in particular, their wrapper agreements.  As a part of that reevaluation, SEC staff has questioned whether the valuation methodology used by these funds for their wrappers is consistent with the Investment
Company Act and generally accepted accounting principles. The SEC and its staff have not, to date, issued any public statement regarding the results of its inquiry.  However, any SEC or SEC staff conclusion could call into question the current fair valuation methodology used to value the Fund's wrapper agreement and to maintain a stable $10 per share net asset value.  In that event, Capital Preservation Fund would be unable to achieve its investment objective using its current investment strategy.  Such SEC or SEC staff conclusion could require the Fund to seek substantially restructured wrapper agreements the terms of which cannot be assessed at this time.
Accordingly, the Manager proposed the Reorganization to the Fund's Board of
Trustees.

      At a meeting held on October 6, 2004, the Board of Trustees of Capital
Preservation Fund considered the proposed Reorganization and alternatives to the Reorganization including (i) continuing to manage the Fund without the wrapper agreement, by converting the Fund to a short-duration bond fund and attempting to seek a stable value through the use of derivatives or other investment techniques; and (ii) liquidating the Fund.  The Board determined that these two options were not viable or in the best interests of shareholders.  Managing Capital Preservation Fund as a short-duration bond fund would not meet the needs of the retirement plans, which are the Fund's current shareholders to offer a cash, money market or stable value investment option to plan participants.  While short duration bond funds have reduced price volatility because of reduced interest rate exposure, it is unlikely that the Manager would be able to maintain a fully stable net asset value for the Fund even when coupled with the use of derivatives such as interest rate swaps.  Additionally, the Board determined that liquidating the Fund would not benefit participants in plans that currently invest in the Fund, because plan fiduciaries would still have to find a stable value or money market fund alternative for plan participants.

      In deciding to recommend the Reorganization to shareholders, the Fund's
Board of Trustees considered the fact that the Reorganization offers shareholders of Capital Preservation Fund a fund that seeks current income while seeking to maintain a net asset value of $1 per share.  The Board also considered the fact that the surviving fund has the potential for lower overall operating expenses. In addition, the Board considered that both Funds have Class A, Class B, Class C and Class N shares offered under similar sales charge arrangements. The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization to both Funds, the Boards of both Funds concluded that neither Fund would experience dilution as a result of the
Reorganization.  Capital Preservation Fund is expected to realize some capital gains and losses on the sale of securities hled by the fund in order to purchase money market securities.  Those capital gains are expected to be paid to shareholders of Capital Preservation Fund in December 2004.

      If approved by shareholders, the Reorganization will result in the transfer of the net assets of Capital Preservation Fund to Cash Reserves, in exchange for an equal value of shares of Cash Reserves. The shares of Cash
Reserves will then be distributed to Capital Preservation Fund shareholders and Capital Preservation Fund will subsequently be liquidated. Following the
Reorganization, you will cease to be a shareholder of Capital Preservation
Fund and will become a shareholder of Cash Reserves. This exchange will occur on the Closing Date (as such term is defined in the Agreement and Plan of
Reorganization attached hereto as Exhibit A) of the Reorganization.

      Approval of the Reorganization means you will receive Class A shares of
Cash Reserves equal in value to the value as of the Valuation Date of your
Class A shares of Capital Preservation Fund; Class B shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class B shares of Capital Preservation Fund; Class C shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class C shares of Capital
Preservation Fund or Class N shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class N shares of Capital Preservation
Fund. The shares you receive will be issued at net asset value without a sales charge or the payment of a contingent deferred sales charge ("CDSC")
although if your shares of Capital Preservation Fund are subject to a CDSC, your Cash Reserves shares will continue to be subject to the same CDSC applicable to your shares. The period during which you held your Capital
Preservation Fund shares will carry over to your Cash Reserves shares for purposes of determining the CDSC holding period.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
             TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of Capital Preservation Fund will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of Cash Reserves. You should, however, consult your tax advisor regarding the effect, if any, of the
Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For further information about the tax consequences of the Reorganization, please see the
"Information About the Reorganization--What are the tax consequences of the
Reorganization?"  Additionally, Capital Preservation Fund is expected to realize some capital gains and losses on the sale of securities hled by the fund in order to purchase money market securities.  Those capital gains are expected to be paid to shareholders of Capital Preservation Fund in December
2004.

Comparisons of some important features

How do the investment objectives and policies of the Funds compare?

As shown in the chart below, the respective investment objectives of the funds are similar:

     ------------------------------------------------------------------
     Capital Preservation Fund         Cash Reserves
     ------------------------------------------------------------------
     ------------------------------------------------------------------
     Seeks high current income while   Seeks the maximum current
     seeking to maintain a stable      income that is consistent with
     value per share                   stability of principal
     ------------------------------------------------------------------

      Capital Preservation Fund is a fund of funds that invests primarily in shares of other income-seeking Oppenheimer funds including Oppenheimer
Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Strategic
Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer Money Market
Fund, Inc. The Fund invests principally in Oppenheimer Limited-Term
Government Fund and to a lesser extent in Oppenheimer Money Market Fund, Inc.
to help limit its duration and therefore to limit the volatility of its net asset value per share. However, the Fund's investment policies (and its wrapper agreement) permit it to hold up to 100% of its assets in money market securities (either shares of Oppenheimer Money Market Fund, Inc. or direct investments in money market instruments).  In addition, Capital Preservation
Fund invests up to 15% of its net assets in a wrapper agreement or agreements to help maintain a stable net asset value per share.

      Cash Reserves is a money market mutual fund that invests in high-quality money market instruments that comply with the requirements of
Rule 2a-7 under the Investment Company Act to help maintain a stable net asset value while providing current income. Although money market investments are typically lower-yielding than intermediate or long-term bonds, both funds have investment policies that promote the goal of stability of principal, which is the chief goal of plan sponsors and fiduciaries that selected
Capital Preservation Fund as an offering for their plans.

      In order to facilitate a tax-free reorganization of Capital
Preservation Fund into Cash Reserves, Capital Preservation Fund must hold only Rule 2a-7 qualifying money market instruments at the time of the closing of the reorganization. Therefore, the Fund must redeem its holdings in
Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer
Strategic Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer
Money Market Fund, Inc. prior to the merger.  The Manager is currently working to structure the redemptions gradually to ensure that the Fund is fully invested in Rule 2a-7 qualified money market instruments prior to the
Reorganization.

      Please refer to the  financial  statements  of both Funds for a complete listing (as of the respective  report dates) of the portfolio  investments for each Fund.  These are  included in the  Statement of  Additional  Information, which is available free of charge (see page ii for instructions for requests).

Who Manages the Funds?

      The  day-to-day  management  of the business and affairs of each Fund is the  responsibility  of the  Manager.  Each  Fund is an  open-end  diversified investment  management  company with an unlimited number of authorized  shares of beneficial  interest organized as a Massachusetts  business trust.  Capital
Preservation  Fund  commenced  operations  on  September  27,  1999,  and Cash
Reserves  commenced  operations on January 3, 1989. Both Funds are governed by a Board of Trustees,  which is  responsible  for  protecting  the interests of shareholders  under  Massachusetts  law and other  applicable laws. Both Funds are located at 6803 South Tucson Way, Centennial, Colorado 80112.

The Manager, located at 225 Liberty Street, 11th Floor, New York, New York
10281-1008, acts as investment advisor to both Funds, and employs their portfolio managers. Capital Preservation Fund is managed by a portfolio management team comprised of Angelo Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr.
Manioudakis is a Vice President of the Fund and a Senior Vice President of
the Manager. Prior to joining the Manager in April 2002, he was Executive
Director and portfolio manager for Miller, Anderson & Sherrerd, a division of
Morgan Stanley Investment Management (from August 1993 to April 2002).  The portfolio managers for Cash Reserves are Carol E. Wolf and Barry D. Weiss.
They are Vice Presidents of the Fund and are the persons principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf has been a portfolio manager of the Fund since June 15, 1998 and Mr. Weiss, since July 31, 2001. Ms. Wolf is a Senior Vice President of the Manager and
Mr. Weiss is a Vice President of the Manager, and each is an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager as
Senior Credit Analyst in February 2000, Mr. Weiss was an Associate Director,
Fitch IBCA Inc. (April 1998 - February 2000).

What are the fees and  expenses of each Fund and what are they  expected to be after the Reorganization?

      Capital Preservation Fund and Cash Reserves each pay a variety of expenses directly for management of their assets, administration and distribution of their shares and other services. Those expenses are subtracted from each Fund's assets to calculate the fund's net asset values per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

      The following tables are provided to help you understand and compare the fees and expenses of investing in shares of Capital Preservation Fund with the fees and expenses of investing in shares of Cash Reserves. The pro forma expenses of the surviving Cash Reserves show what the fees and expenses are expected to be after giving effect to the Reorganization.
For Capital Preservation Fund, the annual fund operating expenses includes both the "Direct Annual Fund Operating Expenses" as well as the "Combined
Annual Fund Operating Expenses".  The Direct Annual Fund Operating Expenses
table includes those expenses paid directly by the Fund.   The Combined
Annual Fund Operating Expenses include the fees and expenses indirectly incurred by the Fund through its investments in shares of the underlying
Oppenheimer funds. The "Management Fees" in Direct Annual Fund Operating
Expenses have been reduced by the amount of the management fees paid to the
Manager by the underlying funds on assets representing investments by Capital
Preservation Fund in shares of those underlying funds. That is done so that shareholders of Capital Preservation Fund do not pay direct and indirect management fees in excess of 0.75%.

                             PRO FORMA FEE TABLE
               For the 12 month period ended September 30, 2004

                            -----------------------------------------------------
                                                                    Pro Forma
                             Capital Preservation  Cash Reserves    Surviving
                                     Fund             Class A     Cash Reserves

                                Class A Shares        Shares     Class A Shares

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Shareholder Fees (charges paid directly from a shareholder's investment)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            3.5%              None           None
% of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of            None1              None1          None1
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total                 2.00%5             None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
                            -----------------------

                             Capital Preservation
                                     Fund
                                Class A Shares

                            -----------------------
                            -----------------------------------------------------

                              Combined   Direct    Cash Reserves    Pro Forma

                            Annual Fund  Annual

                             Operating   Fund                       Surviving
                              Expenses   Operating    Class A     Cash Reserves
                                         Expenses     Shares     Class A shares

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.46%
---------------------------------------------------------------------------------
Distribution and/or            0.25%       0.25%       0.20%          0.21%
Service (12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Other Expenses                 0.70%      0.60%7      0.55%9          0.54%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Total Fund Operating           1.68%      1.15%7      1.22%10         1.21%
Expenses

---------------------------------------------------------------------------------

                            -----------------------------------------------------
                                                                    Pro Forma
                             Capital Preservation  Cash Reserves Surviving Cash
                                     Fund             Class B       Reserves

                                Class B Shares        Shares     Class B Shares

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Shareholder Fees (charges paid directly from a shareholder's investment)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            None              None           None
% of offering price)
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of             4%2                5%2            5%2
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total                 2.00%5             None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
                            -----------------------------------------------------

                             Capital Preservation
                                     Fund
                                Class B Shares

                            -----------------------------------------------------
                            -----------------------------------------------------

                              Combined   Direct                     Pro Forma

                                         Annual

                            Annual Fund  Fund      Cash Reserves Surviving Cash
                             Operating   Operating    Class B       Reserves
                              Expenses   Expenses     Shares     Class B Shares

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.46%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Distribution and/or            1.00%       1.00%      0.75%8          0.75%
Service (12b-1) Fees

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Other Expenses                 1.02%      0.92%7      0.37%9          0.39%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Total Fund Operating           2.75%      2.22%7      1.59%10         1.60%
Expenses

---------------------------------------------------------------------------------

                            -----------------------------------------------------
                                                                    Pro Forma
                             Capital Preservation  Cash Reserves    Surviving
                                     Fund             Class C     Cash Reserves
                                Class C Shares        Shares     Class C Shares
                            -----------------------------------------------------
---------------------------------------------------------------------------------

Shareholder Fees (charges paid directly from a shareholder's investment)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            None              None           None
% of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of             1%3                1%3            1%3
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total                 2.00%5             None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
                            -----------------------------------------------------

                             Capital Preservation
                                     Fund
                                Class C Shares

                            -----------------------------------------------------
                            -----------------------------------------------------

                              Combined   Direct    Cash Reserves    Pro Forma

                                         Annual

                            Annual Fund  Fund                       Surviving
                             Operating   Operating    Class C     Cash Reserves
                              Expenses   Expenses     Shares     Class C Shares

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.46%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Distribution and/or            1.00%       1.00%      0.75%8          0.75%
Service (12b-1) Fees

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Other Expenses                 0.97%      0.87%7      0.42%9          0.49%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Total Fund Operating           2.70%      2.17%7      1.64%10         1.70%
Expenses

---------------------------------------------------------------------------------

                            -----------------------------------------------------
                                                                    Pro Forma
                             Capital Preservation  Cash Reserves Surviving Cash
                                     Fund             Class N       Reserves

                                Class N Shares        Shares     Class N Shares

                            -----------------------------------------------------
---------------------------------------------------------------------------------

Shareholder Fees (charges paid directly from a shareholder's investment)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            None              None           None
% of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of             1%4                1%4            1%4
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total                  2.00%5            None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
                            -----------------------------------------------------

                             Capital Preservation
                                     Fund
                                Class N Shares

                            -----------------------------------------------------
                            -----------------------------------------------------

                              Combined   Direct    Cash Reserves    Pro Forma

                                         Annual

                            Annual Fund  Fund                    Surviving Cash
                             Operating   Operating    Class N       Reserves
                              Expenses   Expenses     Shares     Class N Shares

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.45%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or            0.25%       0.25%       0.50%          0.50%
Service (12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                 0.58%       0.48%      0.42%9          0.36%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Total Fund Operating           1.56%       1.03%      1.39%10         1.31%
Expenses

---------------------------------------------------------------------------------

Expenses may vary in future years.
1.    A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts)
   of Class A shares. See "How to Buy Shares" in each Fund's Prospectus.
2.    Applies to redemptions within the first year after purchase. For
   Capital Preservation Fund, the contingent deferred sales charge declines to 1% in the fifth year and is eliminated after that.  For Cash Reserves, the contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4.    Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.
5.    Certain redemptions of shares that are made on less than 12 months'
   prior written notice to the Fund are subject to a redemption fee of 2% of the proceeds of the redemption.
6.    The Manager has voluntarily agreed to waive a portion of its Management
   Fees so the fees do not exceed an annual rate of 0.40% of the average annual net assets for each class of shares. That undertaking may be amended or withdrawn at any time. After the Manager's waiver the
   "Management Fees" were 0.40% for all classes. "Other Expenses" include transfer agent fees and custodial, accounting and legal expenses.

7.    The "Other Expenses" shown for Capital Preservation Fund are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit transfer agent fees to 0.35% of average daily net assets for all classes. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual
   Operating Expenses" under the Direct Annual Fund Operating Expenses tables as percentages of average daily net assets were 0.54% and 1.08% for Class
   A, 0.62% and 1.89% for Class B and 0.59% and 1.87% for Class C. Class N
   expenses were the same as shown above.
8.    The Distributor has voluntarily agreed to reduce Class B and Class C
   "Distribution and /or Service (12b-1) Fees" by 0.25% of the average annual net assets for each respective class of shares. That undertaking may be amended or withdrawn at any time. After that waiver the "Distribution and/or Service Fees" for Class B and Class C shares were 0.50%.
9.    The "Other Expenses" shown for Cash Reserves are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit those transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes, or (effective April 28, 2003) in an amount necessary to allow each class of the Fund to maintain a 7 day yield of at least approximately 0.10%. Those undertakings may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" as percentages of average daily net assets were 0.40% for Class A shares, 0.18% for Class
   B shares, 0.20% for Class C and 0.20% for Class N shares.
After the "Management Fees", "Distribution and/or Other Expense" and "Other
   Expenses" waivers, the "Total Annual Operating Expenses" for Cash Reserves
   as a percentage of average daily net assets were 0.99% for Class A, 1.08%
   for Class B, 1.10% for Class C and 1.09% for Class N.

Examples

      These examples below are intended to help you compare the cost of investing in each Fund and the surviving Fund. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.  The examples for Capital Preservation Fund are based on the combined annual fund operating expenses.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

              Capital Preservation Fund (with no redemption fee)
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed1:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $515          $861         $1,231         $2,267
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B shares             $778           $1,         $1,654        $2,5863
                                          153

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $373          $838         $1,430         $3,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $259          $493          $850          $1,856
--------------------------------------------------------------------------------

              Capital Preservation Fund (with no redemption fee)
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed2:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $515          $861         $1,231         $2,267
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $278          $853         $1,454        $2,5863
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $273          $838         $1,430         $3,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $159          $493          $850          $1,856
--------------------------------------------------------------------------------

     Capital Preservation Fund (with the deduction of the redemption fee)
--------------------------------------------------------------------------------
If shares are             1 Year        3 Years       5 Years       10 Years
redeemed2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A shares             $716         $1,065        $1,438         $2,483

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B shares             $882         $1,265        $1,774        $2,8173

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C shares             $577         $1,050        $1,649         $3,272

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N shares             $456          $684         $1,035         $2,026

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          1 year        3 years       5 years       10 years

    Cash Reserves
If     shares      are
redeemed1:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $124          $387          $670          $1,477
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $662          $802         $1,066        $1,7003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $267          $517          $892          $1,944
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $242          $440          $761          $1,669
--------------------------------------------------------------------------------

                                Cash Reserves
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed2:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $124          $387          $670          $1,477
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $162          $502          $866         $1,7003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $167          $517          $892          $1,944
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $142          $440          $761          $1,669
--------------------------------------------------------------------------------

                      Pro Forma Surviving Cash Reserves
--------------------------------------------------------------------------------
If      shares      are    1 year       3 years       5 years       10 years
redeemed1:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares              $123         $384          $665          $1,466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B shares              $663         $805         $1,071        $1,7013

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares              $272         $536          $923          $2,009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares              $234         $418          $723          $1,590
--------------------------------------------------------------------------------

                      Pro Forma Surviving Cash Reserves
--------------------------------------------------------------------------------
If   shares   are   not    1 year       3 years       5 years       10 years
redeemed2:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares              $123         $384          $665          $1,466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B shares              $163         $505          $871         $1,7013

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares              $173         $536          $923          $2,009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares              $134         $418          $723          $1,590
--------------------------------------------------------------------------------

1.    In the "If shares are redeemed" examples, expenses include, if applicable,  the initial sales charge for Class A shares of Capital
   Preservation Fund and the applicable Class B, Class C and Class N contingent deferred sales charges.  The expenses for Capital Preservation
   Fund are shown both with and without the redemption fee for that fund.
2.    In the "If shares are not redeemed" examples, the Class A expenses include the initial sales charge for shares for Capital Preservation Fund, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.

3.    Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

Where can I find more financial information about the Funds?

      Performance information for both Capital Preservation Fund and Cash
Reserves is set forth in each Fund's Prospectus under the section "The Fund's
Past Performance." Cash Reserves' Prospectus accompanies this Prospectus and
Proxy Statement and is incorporated by reference.

The financial statements of Capital Preservation Fund for its fiscal year ended October 31, 2003 and for the six months ended April 30, 2004, and the financial statements of Cash Reserves for its fiscal year ended July 31,
2004, are included in the Proxy Statement of Additional Information and are
incorporated herein by reference. See page ii for instructions on how to obtain a free copy.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

      The following table sets forth the capitalization (unaudited) of
Capital Preservation Fund and Cash Reserves as of September 30, 2004 and
indicates the pro forma combined capitalization as of September 30, 2004 as if the Reorganization had occurred on that date.

--------------------------------------------------------------------------------
Capital Preservation       Net Assets          Shares         Net Asset Value
Fund                                         Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class A                     99,059,407          9,905,365      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class B                     11,394,641          1,139,699      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class C                     30,979,859          3,098,367      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class N                    246,511,780         24,648,426      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                         387,945,687         38,791,857
-------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Reserves              Net Assets          Shares         Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class A                    388,627,941        388,634,425       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class B                    205,412,375        205,370,414       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class C                    102,302,195        102,290,462       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class N                     59,804,230         59,803,233       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                         756,146,741        756,098,534
-------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Reserves              Net Assets          Shares         Net Asset Value
(Pro Forma Surviving
Fund)*                                       Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class A                    487,687,348        487,693,832       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class B                    216,807,016        216,765,055       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class C                    133,282,054        133,270,321       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class N                    306,316,010        306,315,013       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                       1,144,092,428      1,144,044,221
-------------------------------------------------------------

*Reflects the issuance of 99,059,407 Class A shares, 11,394,641 Class B shares, 30,979,859 Class C shares and 246,511,780 Class N shares of Cash
Reserves in a tax-free exchange for the net assets of Capital Preservation
Fund, aggregating $387,945,687.

How have the Funds performed?

      The following past performance information for each Fund is set forth below, and for earlier periods, in its respective Prospectus: (i) a bar chart detailing annual total returns of Class A shares of each Fund as of December
31st for each of the ten most recent full calendar years (for Capital
Preservation Fund, since its inception); and (ii) tables detailing the average annual total returns for both funds.  The past investment performance of either Fund is not necessarily an indication of how either Fund will perform in the future.  Cash Reserves has had lower performance.  This is because it is a money market fund and it is expected that a money market fund would generally have lower performance than a stable value product.

      Annual Total Returns for Cash Reserves (Class A) as of 12/31 each year

[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Cash Reserves.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from January 1, 2004 through September 30, 2004, the cumulative total return (not annualized) before taxes for Class A shares of
Cash Reserves was 0.19%.
      During  the  period  shown in the bar  chart,  the  highest  return  for
Oppenheimer  Cash  Reserves  (not  annualized)  before  taxes  for a  calendar quarter was 1.40% (4th Qtr `00) and the lowest return (not annualized)  before taxes for a calendar quarter was 0.04% (2nd Qtr `03 and 4th Qtr `03).

      Annual  Total  Returns  for  Capital  Preservation  Fund (Class A) as of
12/31 each year

[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Capital Preservation Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from January 1, 2004 through September 30, 2004, the cumulative total return (not annualized) before taxes for Class A shares of
Capital Preservation Fund was 1.16%.
During the period shown in the bar chart, the highest return for Oppenheimer
Capital Preservation Fund (not annualized) before taxes for a calendar quarter was 1.56% (1st Qtr '00 and 01) and the lowest return (not annualized)
before taxes for a calendar quarter was 0.36% (3rd Qtr `03).

      Average annual total returns for the Funds for the periods ended
September 30, 2004 are as follows:
Cash Reserves

Average Annual Total Returns         1 Year        5 Years        10 Years
                                                 (or life of
for the periods ended  September 30,              class, if      (or life of
2004                                                less)      class, if less)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A Shares (inception 1/3/89)      0.23%        2.24%           3.38%
-------------------------------------------------------------------------------
Class B Shares (inception 8/17/93)     -4.85%       1.47%           3.04%
-------------------------------------------------------------------------------
Class C Shares (inception 12/01/93)    -0.86%       1.84%           2.88%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Shares (inception 3/01/01)     -0.86%       0.88%            N/A
-------------------------------------------------------------------------------

The Fund's average annual total returns include the applicable sales charge:
for Class B, the contingent deferred sales charges of 5% (1-year) and 2%
(5-years) and for Class C and Class N, the contingent deferred sales charges of 1% for the 1-year period for Class C and Class N shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B
"life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The
Fund's returns measure the performance of a hypothetical account and assume that all distributions have been reinvested in additional shares.

Capital Preservation Fund

Average Annual Total Returns          1 Year          5 Years         Life of
for the periods  ended  September 30,               (or life of
2004                                              class, if less)      Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 9/27/99)      -1.98%         3.56%           3.57%
--------------------------------------------------------------------------------
Class B Shares (inception 9/27/99)      -3.21%         3.40%           3.58%
--------------------------------------------------------------------------------
Class C Shares (inception 9/27/99)      -0.20%         3.57%           3.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)       0.65%          3.64%            N/A
--------------------------------------------------------------------------------

The Fund's average annual total returns include the applicable sales charges:
for Class A, the current maximum initial sales charge of 3.50%; for Class B, the contingent deferred sales charges of 4% (1-year) and 1% (5-year); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period.  The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

Other Comparisons

      The description of certain key features of the Funds below is supplemented by each Fund's Prospectus and Statement of Additional
Information, which are incorporated by reference.

      Investment Management and Fees - The Manager manages the assets of both
Funds and makes their respective investment decisions. The portfolio managers of both Funds are employed by the Manager. Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar except that because Cash Reserves is a money market fund, its management fee rates are significantly lower than
those of Capital Preservation Fund.   Under the investment management
agreements, each Fund pays the Manager an advisory fee at the following rates that decline as each Fund's assets grow:

---------------------------------------------------------------------------
Capital Preservation Fund            Cash Reserves
---------------------------------------------------------------------------
---------------------------------------------------------------------------
0.75% of the first $200 million of   0.50% of the first $250 million of
net assets;                          net assets;
0.72% of the next $200 million;      0.475% of the next $250 million;
0.69% of the next $200 million;      0.45% of the next $250 million;
0.66% of the next $200 million;      0.425% of the next $250 million; and
0.60% of the next $200 million; and  0.40% of net assets over $1 billion
0.50% of net asset assets over $1
billion
---------------------------------------------------------------------------

     Capital Preservation Fund reduces it management fees by the amount of the fees that are received by the Manager on the assets of the underlying funds represented by Capital Preservation Fund's investments in those funds.
This assures that the Manager is not paid twice for managing the same assets.

     The Manager has voluntarily agreed to limit the management fees it receives from Cash Reserves to 0.47% of the Fund's average net assets for each class of shares.  That voluntary waiver was designed to reduce expenses to help provide current income for shareholders in the face of low interest rates in the debt securities markets, and the limitation can be amended or withdrawn at any time.

     After giving effect to the fee waivers set forth above, the management fee for Cash Reserves for the fiscal year ended July 31, 2004, was 0.40%.
The management fee for Capital Preservation Fund for the fiscal year ended
October 31, 2003, was 0.30%, although the total management fee (including the amounts paid on the assets invested in the underlying Oppenheimer funds) for assets represented by Capital Preservation Fund was 0.73% for the same period.

      For a detailed description of each Fund's investment management agreement, see the section below entitled "Comparison of Investment
Objectives and Policies - How do the account features and shareholder services for the Funds compare?"

      Transfer Agency and Custody Services - Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees (to 0.35% per fiscal year for each class of both Funds) are substantially similar. Citibank, N.A., located at 111 Wall Street, New York,
NY 10005, acts as custodian of the securities and other assets of both Funds.

      Distribution Services - OppenheimerFunds Distributor, Inc. (the
"Distributor") acts as the principal underwriter in a continuous public offering of shares of both Funds, but is not obligated to sell a specific number of shares. Both Funds have adopted a Service Plan and Agreement under
Rule 12b-1 of the Investment Company Act ("Rule 12b-1") for their Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares of the respective Funds.
Under the Class A Service Plans, reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares for Capital Preservation Fund and 0.20% for Class A shares of Cash
Reserves. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares of the respective Funds.

      Both Funds have also adopted Distribution and Service Plans and
Agreements under Rule 12b-1 for Class B, Class C and Class N shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B, Class C and Class N shares and the personal service and maintenance of shareholder accounts. Under the Capital
Preservation Fund Class B and Class C Plan, the Fund pays the Distributor a service fee at an annual rate of 0.25% of average annual net assets and an asset-based sales charge at an annual rate of 0.75% of average annual net assets. Under the Capital Preservation Fund Class N Plan, the Fund pays the
Distributor a service fee at an annual rate of 0.25% of average annual net assets. Under the Cash Reserves Class B and Class C Plan, the Fund pays the
Distributor an asset-based sales charge at an annual rate of 0.75% of average annual net assets.  However, the Distributor has voluntarily agreed to reduce
Class B and Class C "Distribution and /or Service (12b-1) Fees" by 0.25% of
the average annual net assets for each respective class of shares. That undertaking may be amended or withdrawn at any time. After that waiver, the
"Distribution and/or Service Fees" for Class B and Class C shares are 0.50%.
Under the Cash Reserves Class N Plan, the Fund pays the Distributor a service fee at an annual rate of 0.25% of average annual net assets and an asset-based sales charge at an annual rate of 0.25% of average annual net assets.

      All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund.
The Distributor uses all of the service fees to compensate dealers for providing personal services and maintenance of accounts of their customers that hold shares of the Funds. For both Funds the Class B and, for the Cash
Reserves only, the Class N asset-based sales charges are retained by the
Distributor. After the first year, the Class C asset-based sales charge is paid to the broker-dealer as an ongoing concession for shares that have been outstanding for a year or more. The terms of the Funds' respective
Distribution and Service Plans are substantially similar.

      For a detailed description of each Fund's distribution-related services, see the section below titled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the
Funds Compare?"

      Purchases, Redemptions, Exchanges and other Shareholder Services - Both
Funds have the same requirements and restrictions in connection with purchases, redemptions and exchanges. The only exceptions are that Capital
Preservation Fund has been closed to new plans since September 27, 2004 and has a redemption fee of 2% for redemptions of its shares that are (i)
redeemed for reasons other than to fund a "benefit sensitive withdrawal", and  (ii) made on less than 12 months' prior written notice.  In addition, both Funds also offers the same types of shareholder services. More detailed information regarding purchases, redemptions, exchanges and shareholder services can be found below in the section below titled "Comparison of
Investment Objectives and Policies - How do the Account Features and
Shareholder Services for the Funds Compare?"

      Dividends and Distributions - Both Funds may declare dividends from net investment income each regular business day and pay those dividends to shareholder monthly.  If applicable, either Fund may make distributions out of any capital gains separately for each class of shares annually and pay those capital gains distributions (if any) to shareholders in December on a date selected by the Board of each Fund. There can be no assurance that either Fund will pay any dividends or capital gains distributions in a particular year.

      For a detailed description of each Fund's policy on dividends and distributions, see the section entitled "Comparison of Investment Objectives and Policies - How do the account features and shareholder services for the
Funds compare?"

What are the Principal Risks of an Investment in Capital Preservation Fund or
                                Cash Reserves?

      As with most investments, investments in Capital Preservation Fund and
Cash Reserves involve risks. There can be no guarantee against loss resulting from an investment in either Fund, nor can there be any assurance that either
Fund will achieve its investment objective. The risks associated with an investment in each Fund are similar.

      Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks.  However, the wrapper agreement for
Capital Preservation Fund is designed to help ensure a stable net asset value for the Fund.  Additionally, since Cash Reserves is a money market fund, its investments must meet strict standards following special rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in Cash Reserve's portfolio, a short average portfolio maturity to reduce the effects of changes in prevailing interest rates on the value of the Fund's securities and diversifying the its investments among issuers to reduce the effects of a default by any one issuer on the Fund's overall portfolio and the value of the Fund's shares.

      Even so, there are risks that any of the holdings by either Fund could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of each Fund's investments (and its share prices) to fall. If there is a high redemption demand for each Fund's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause either
Fund to underperform other funds that have a similar objective.

      For more information about the risks of the Funds, see below "What are the main risks associated with an investment in the Funds?" under the heading
"Comparison of Investment Objectives and Policies."

                        REASONS FOR THE REORGANIZATION

      At a meeting of the Board of Trustees of Capital Preservation Fund held
October 6, 2004, the Board considered whether to approve the proposed
Reorganization and reviewed and discussed with the Manager and the Board's independent legal counsel the materials provided by the Manager relevant to the proposed Reorganization. Information with respect to the Funds'
respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was provided to and considered by the Board.

      The Board reviewed the recent SEC staff's actions including statements from the SEC staff that indicated that it had questions whether the valuation methodology used by stable value funds for their wrappers is consistent with the Investment Company Act and generally accepted accounting principles.
These wrapper agreements enable stable value funds to maintain their stable
net asset value.   Although the SEC staff has not issued any formal
directives nor made any public statements regarding its review, the staff has informally questioned the continued use by stable value mutual funds of the valuation method most commonly employed to value their wrapper agreements.
If the SEC staff determined that a different accounting method should be used that, in effect, would result in stable value funds having a fluctuating net asset value per share, then it would not be possible to continue to manage
Capital Preservation Fund as a stable value fund.

      Since it does not appear to be an option to continue to utilize wrapper agreements to maintain a stable net asset value for the Fund, the Board of
Trustees of Capital Preservation Fund then considered alternatives for the
Fund including (i) continuing to manage the Fund without the wrapper agreement, by converting the Fund to a short-duration bond fund and attempting to seek a stable value through the use of derivatives or other investment techniques; (ii) liquidating the Fund; or (iii) merging the Fund into a money market fund.

      The Board determined that the first two options were not viable or in
the best interests of shareholders.   Managing the Fund as a short-duration
bond fund would not offer retirement plans an acceptable "stable value" for the retirement plans that invest in Capital Preservation Fund.  Converting the Fund to a very short duration bond fund, to reduce the effects of changes in interest rates on portfolio security values, cannot guarantee a fixed net asset value, even when coupled with the use of derivatives, such as interest rate swaps, because interest rate changes affect the values of even relatively short-duration bonds.  A short-term bond fund having a fluctuating net asset value would not meet the needs of qualified plans to offer a stable net asset value product and could risk jeopardizing the qualified status of their plans that have elected to utilize the Fund as their stable value option. Additionally, the Board determined that liquidating the Fund would not benefit participants in plans that currently invest in the Fund, because plan fiduciaries would still have to find a stable value or money market fund alternative for plan participants.

      Therefore, the Board of Trustees of Capital Preservation Fund reviewed the alternatives for Capital Preservation Fund and determined that it would be in the best interests of shareholders of Capital Preservation Fund to reorganize into Cash Reserves. The Board considered the fact the
Reorganization offers shareholders of Capital Preservation Fund a fund that seeks maximum current income while seeking to maintain a net asset value of
$1 per share.  The Board also considered the fact that the surviving fund has the potential for lower overall operating expenses. In addition, the Board considered that both Funds have Class A, Class B, Class C and Class N shares offered under similar sales charge arrangements and noted that Cash Reserves'
management fee ratio is lower than that of Capital Preservation Fund. It also considered that the procedures for purchases, exchanges and redemptions of shares of both Funds are substantially similar and that both Funds offer the same investor services and options.  The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Boards of both Funds also considered the relatively moderate costs of the reorganization and concluded that neither Fund would experience dilution as a result of the
Reorganization.  Therefore the Board of Trustee of Capital Preservation Fund
concluded that the Fund's participation in the Reorganization is in the best interests of the Fund and its shareholders.

      After consideration of the above factors, and such other factors and information as the Board of Capital Preservation Fund deemed relevant, the
Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of either Capital Preservation Fund or the
Manager (the "Independent Trustees"), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Capital Preservation Fund.

      The Board of Cash Reserves, including the Independent Trustees, also determined that the Reorganization was in the best interests of Cash Reserves and its shareholders and that no dilution would result to those shareholders.
Cash Reserves shareholders do not vote on the Reorganization. The Board of
Cash Reserves, including the Independent Trustees, unanimously approved the
Reorganization and the Reorganization Agreement.

      For the reasons discussed above, the Board, on behalf of Capital
Preservation Fund, recommends that you vote FOR the Reorganization Agreement.
If shareholders of Capital Preservation Fund do not approve the
Reorganization Agreement, the Reorganization will not take place.

                     INFORMATION ABOUT THE REORGANIZATION

      This is only a  summary  of the  material  terms  of the  Reorganization
Agreement. You should read the actual form of Reorganization  Agreement. It is attached as Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Capital Preservation Fund approve the
Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Capital Preservation Fund and Cash Reserves, including delivery of certain documents. The Closing Date is presently scheduled for February 11, 2005 and the Valuation Date is presently scheduled for February 10, 2005.

      If the shareholders of Capital Preservation Fund vote to approve the
Reorganization Agreement, you will receive Class A shares of Cash Reserves equal in value to the value as of the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) of your Class A shares of Capital Preservation Fund; Class B shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class B shares of Capital
Preservation Fund; Class C shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class C shares of Capital Preservation
Fund or Class N shares of Cash Reserves equal in value to the value as of the
Valuation Date of your Class N shares of Capital Preservation Fund.  Capital
Preservation Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Capital Preservation Fund will be permanently closed at the close of business on the Valuation Date. Only redemption requests received by the Transfer Agent in proper form on or before the close of business on the Valuation Date will be fulfilled by
Capital Preservation Fund. Redemption requests received after that time will be considered requests to redeem shares of Cash Reserves.

      Shareholders of Capital Preservation Fund who vote their Class A, Class
B, Class C, or Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Capital Preservation Fund at net asset value on the Valuation Date, after Capital Preservation Fund subtracts a cash reserve, and reinvest the proceeds in Class A, Class B, Class C or Class N shares of Cash Reserves at net asset value. The cash reserve is that amount retained by Capital Preservation Fund, which is deemed sufficient in the discretion of the Board for the payment of the Fund's outstanding debts, taxes and expenses of liquidation. The cash reserve will consist of approximately $387,000 in cash. This amount of cash reserve is reflected in the pro forma presentation of net asset value per share. Cash Reserves is not assuming any debts of Capital Preservation Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the cash reserve will be those debts, taxes or expenses of liquidation incurred by Capital Preservation Fund on or before the Closing
Date. Capital Preservation Fund will recognize capital gain or loss on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Capital Preservation Fund's activities.

      Under the Reorganization Agreement, within one year after the Closing
Date, Capital Preservation Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the cash reserve to Cash Reserves, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Capital Preservation Fund who were shareholders on the
Valuation Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Capital
Preservation Fund shares outstanding on the Valuation Date. In order to qualify for this rebate, it is not necessary for a shareholder of Capital
Preservation Fund to continue to hold Cash Reserves shares received in the
Reorganization. If the cash reserve is insufficient to satisfy any of Capital
Preservation Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date,
Capital Preservation Fund will complete its liquidation.

      Under the Reorganization Agreement, either Capital Preservation Fund or
Cash Reserves may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates this Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this
Reorganization Agreement.

      To the extent permitted by law, the Funds may agree to amend the
Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Capital Preservation
Fund.

Who will pay the expenses of the Reorganization?

      The cost of printing and mailing this Proxy will be borne by Capital
Preservation Fund and are estimated to be $23,000. The Funds will bear the cost of their respective tax opinions. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the Funds in the amounts incurred by each. The approximate cost of the
Reorganization is $10,000 for Capital Preservation Fund and $12,000 for Cash
Reserves.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal
Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Capital Preservation Fund and Cash Reserves, it is expected to be the opinion of Deliotte & Touche LLP that shareholders of
Capital Preservation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of
Cash Reserves, that shareholders of Cash Reserves will not recognize any gain or loss upon receipt of Capital Preservation Fund's assets, and that the holding period of Cash Reserves shares received in that exchange will include the period that Capital Preservation Fund shares were held (provided such shares were held as a capital asset on the Closing Date). Please see the
Agreement and Plan of Reorganization for more details.  If this tax opinion is not forthcoming by the Closing Date, the Fund may still choose to go forward with the Reorganization, pending re-solicitation of shareholders and shareholder approval. In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization.  However, Capital
Preservation Fund is expected to realize some capital gains and losses on the sale of securities held by the fund in order to purchase money market securities.  Those capital gains are expected to be paid to shareholders of
Capital Preservation Fund in December 2004.

      Immediately prior to the Valuation Date, Capital Preservation Fund will pay a dividend which will have the effect of distributing to Capital
Preservation Fund's shareholders all of Capital Preservation Fund's net investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Capital Preservation Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

What should I know about Class A, Class B, Class C and Class N shares of Cash
Reserves?

            The rights of shareholders of both Funds are substantially the same.  The only exceptions are:
(i)   Capital Preservation Fund has a 2% redemption fee and Cash Reserves does not (following the Reorganization, there will not be a 2%
           redemption fee if shares are redeemed);
(ii)  Capital Preservation Fund Class A shares are purchased with a maximum initial sales charge of 3.50%, whereas Class A shares of Cash
           Reserves does not have an initial sales charge (following the
           Reorganization, there will not be an initial sales charge on purchases of Class A shares of Cash Reserves); and
(iii) Class B shares of Capital Preservation Fund have a contingent deferred sales charge ("CDSC") structure that is lower than the CDSC structure for Class B shares of Cash Reserve (following the
           Reorganization, any Class B shares of Capital Preservation Fund that were purchased prior to the Reorganization will continue to be assessed the lower CDSC structure if those shares are redeemed;
           which ensures that Class B shareholders of Capital Preservation are not disadvantaged by the Reorganization).
Any new Class B shares of Cash Reserves purchased after the Reorganization will be subject to the CDSC rates applicable to Class B shares of Cash
Reserves.

      Class A, Class B, Class C and/or Class N shares of Cash Reserves will be distributed to shareholders of Class A, Class B, Class C and/or Class N shares of Capital Preservation Fund, respectively, in connection with the
Reorganization. Each share will be fully paid and nonassessable when issued will have no preemptive or conversion rights and will be transferable on the books of Cash Reserves. Each Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations.
Neither Fund permits cumulative voting. The shares of Cash Reserves will be recorded electronically in each shareholder's account. Cash Reserves will then send a confirmation to each shareholder. Shareholders of Capital
Preservation Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former shareholders of Capital Preservation Fund whose shares are represented by outstanding share certificates will not be allowed to redeem, transfer or pledge shares of Cash Reserves they receive in the Reorganization until the exchanged Capital Preservation Fund certificates have been returned to the Transfer Agent. Like Capital Preservation Fund,
Cash Reserves does not routinely hold annual shareholder meetings.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section describes key investment policies of Capital Preservation
Fund and Cash Reserves, and certain noteworthy differences between the investment objectives and policies of the two Funds.

      Are there any significant differences between the investment objectives and strategies of the Funds?

      In considering whether to approve the Reorganization, shareholders of
Capital Preservation Fund should consider the differences in investment objectives, policies and risks of the Funds. Further information about Cash
Reserves is set forth in its Prospectus, as supplemented, which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.
Additional information about both Funds is set forth in their respective
Statements of Additional Information, Annual Reports and Semi-Annual Reports,
which may be obtained upon request to the Transfer Agent. See "Information about Capital Preservation Fund" and "Information about Cash Reserves."

            Capital Preservation Fund and Cash Reserves have similar
investment objectives.  Capital Preservation Fund seeks high current income while seeking to maintain a stable value per share.  Cash Reserves seek the maximum current income that is consistent with stability of principal.

      How do the investment policies of the Funds compare?

      Cash Reserves is a money market fund that seeks to maintain a stable net asset value of $1 per share.  Capital Preservation fund is a stable value fund.  Stable value products have the advantage of being permitted to invest in securities with longer durations than money market funds.  They also can invest in securities guaranteed for their book value for participant directed withdrawals.  Over the longer term, stable value products generally have a yield advantage over money market funds.

      Capital Preservation Fund is a fund of funds that invests primarily in shares of other income-seeking Oppenheimer funds including Oppenheimer
Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Strategic
Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer Money Market
Fund, Inc. The Fund invests principally in Oppenheimer Limited-Term
Government Fund and to a lesser extent in Oppenheimer Money Market Fund, Inc.
to help limit its duration and therefore to limit the volatility of its net asset value per share. However, the Fund's investment policies (and its wrapper agreement) permit it to hold up to 100% of its assets in money market securities (either shares of Oppenheimer Money Market Fund, Inc. or direct investments in money market instruments).  In addition, it invests in a wrapper agreement or agreements to help maintain a stable net asset value per share.

      Cash Reserves is a money market mutual fund that invests in high-quality money market instruments that comply with the requirements of
Rule 2a-7 to help maintain a stable net asset value while providing current income. Although money market investments are typically lower-yielding than intermediate or long-term bonds, both funds have investment policies that promote the goal of stability of principal, which is the chief goal of plan sponsors and fiduciaries that selected Capital Preservation Fund as an offering for their plans.

      In order to facilitate the reorganization of Capital Preservation Fund into Cash Reserves, Capital Preservation Fund must hold only Rule 2a-7 qualifying money market instruments at the time of the closing of the reorganization. Therefore, the Fund must redeem its holdings in Oppenheimer
Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Strategic
Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer Money Market
Fund, Inc. prior to the merger.  The Manager is currently working to structure the redemptions gradually to ensure that the Fund is fully invested in Rule 2a-7 qualified money market instruments prior to the Reorganization.

What are the main risks associated with an investment in the Funds?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds' goals depends upon market conditions, generally, and on each portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds'
investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause the Funds to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

Both Funds are subject to interest rate and credit rate risk.
o     Interest Rate Risks. The values of debt securities, including U.S.
      government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall and they may sell at a discount from their face amount. The magnitude of those fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities.

      For Capital Preservation Fund, some of the underlying funds in which the Fund invests, such as Oppenheimer Bond Fund and Oppenheimer
      Strategic Income Fund, typically invest in debt securities that have longer maturities, and changes in values of the shares of those funds when interest rates change could make the value of the Capital
      Preservation Fund's share prices change unless the Fund's wrapper agreements are sufficient to enable the Fund to maintain stable share prices. Additionally, when interest rates fall, the underlying funds'
      investments in new securities will have lower yields, possibly reducing the Fund's income from those investments.

o     Credit Risks. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer of a debt security held by either Fund directly or through an underlying fund fails to pay interest, that fund's income might be reduced. If the issuer fails to repay principal, the value of that security and the Funds' shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

      For Capital Preservation Fund, some of the underlying funds, such as
      Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund, invest in securities that are below investment grade in credit quality, which have greater risks than U.S. government securities or other investment grade debt securities.

Additional Risks for Capital Preservation Fund

o     Risks under its wrapper agreement.  While a wrapper agreement is intended to offset changes in the book value of the Capital
      Preservation Fund's investments and help the Fund maintain stable share prices at $10.00 per share, there can be no guarantee that the Fund's wrapper agreements will enable the Fund to meet those goals. Because there is no active trading market for wrapper agreements, they are illiquid investments, which means that the Fund cannot quickly sell or assign its position at an acceptable price. There is the risk that the provider of a wrapper agreement might default on its obligations to the
      Fund. If the Fund defaults in its obligations under a wrapper agreement, for example, by violating any investment limitations imposed under the agreement, the issuer might terminate the agreement.

      The universe of financial institutions offering wrapper agreements is limited, and there is the risk that the Fund might not be able to purchase wrapper agreements or might not be able to buy them at a competitive cost. It is also possible that the Fund might not be able to buy wrapper agreements to cover all of its portfolio investments. If a wrapper agreement were terminated, the Fund might not be able to secure a replacement agreement as to the assets covered by the terminated agreement. The Fund pays fees to the wrapper provider, increasing the Fund's expenses and reducing the Fund's overall returns.

      If any of those events were to occur, there is a risk that the price of the Fund's shares could fall below $10.00 per share. That could also occur if market or economic conditions or political events affect the value of the Fund's investments, if prevailing interest rates rise causing the values of the Fund's investments in debt securities to fall, if the Fund's attempts to limit its effective average portfolio duration are unsuccessful, or if the issuer of a debt security the Fund buys defaults on its obligation to pay interest or repay principal.

      The Fund's Board of Trustees has valued the wrapper agreement pursuant to its fair valuation procedures at "contract value," that is, the difference between book value of the wrapper agreement and the current market value of the Fund's assets that are covered by the wrapper agreement. If the Board were to determine in good faith to assign a value to the wrapper agreement other than contract value, then the Fund may not be able to maintain a stable net asset value per share.

o     Risks of investing in the underlying funds. Each of the underlying
      Oppenheimer funds in which Capital Preservation Fund invests has its own investment risks, and those risks can affect the value of each fund's shares and therefore the value of the Fund's investment.
      Oppenheimer Strategic Income Fund typically invests substantial portions of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the share prices and income of that underlying fund. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the underlying funds make from the income they receive from foreign securities if foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the underlying funds, reducing the income they pay to shareholders such as the Fund.

Additional Risks for Capital Preservation Fund

      All investments have risks to some degree.  However, Cash Reserves'
investments must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in prevailing interest rates on the value of the Fund's securities and diversifying the Fund's investments among issuers to reduce the effects of a default by any one issuer on the Fund's overall portfolio and the value of the Fund's shares.

      Even so, there are risks that any of the Cash Reserves' holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share prices) to fall. As a result, there is a risk that the Fund's shares could fall below $1.00 per share. If there is a high redemption demand for the Fund's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of an investment in Cash Reserves could be eroded over time by the effects of inflation, and that poor security selection could cause the Fund to underperform other funds that have a similar objective.

      Additionally, while Capital Preservation Fund's goal of maintaining stable share prices may reduce the volatility of investing in the Fund while seeking current income, because the Fund will not seek capital gains or growth in the value of its shares, the costs of its wrapper agreements will reduce its returns and there is the risk that its total return may be less than an investment in funds that focus on stocks or higher-yielding bonds.
As Capital Preservation Fund moves to being more fully invested in money market securities, its investment risks will be more similar to those of Cash
Reserves.

What are the fundamental investment restrictions of the Funds?

      Both Capital Preservation Fund and Cash Reserves have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the
Funds and are discussed below:

o     Neither Fund can buy securities issued or guaranteed by any one issuer
      (other than an underlying fund for Capital Preservation Fund) if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets.
      The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. This means that each Fund is presently a "diversified" investment company under the Investment
      Company Act.

o     Neither Fund can buy or sell real estate. However, Cash Reserves can purchase securities of issuers holding real estate or interests in real estate.

o     Neither Fund can underwrite securities of other companies. A permitted exception is in case a Fund is deemed to be an underwriter under the
      Securities Act of 1933 when reselling any securities held in its own portfolio.

o     Neither Fund can issue "senior securities," but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. For Capital
      Preservation Fund, some examples of those activities may include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o     Neither  Fund can lend  money.  However,  the Funds  can  invest in debt
      instruments,   repurchase  agreements,   and  make  loans  of  portfolio
      securities.  Additionally,  Capital  Preservation Fund can lend money to other  affiliated  funds provided that no such loan may be made if, as a result,  the  aggregate  of such loans would exceed 33 1/3% of the value of its total  assets  (taken at market  value at the time of such loans)
      subject  to  obtaining  all  required   authorizations   and  regulatory
      approvals;

o     Neither Fund can concentrate investments. That means neither Fund can invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.  Additionally, for Cash Reserves obligations of foreign banks or foreign branches of domestic banks, time deposits, and other bank obligations are not considered to be part of an "industry" for purposes of this restriction.

o     Neither Fund can invest in commodities or commodity contracts;  however, the Capital  Preservation Fund may use hedging  instruments  approved by its  Board  whether  or not  such  hedging  instruments  are  considered commodities or commodity contracts;

o     Capital  Preservation Fund cannot borrow money in excess of one-third of the value of its total assets.  It can borrow only from other affiliated funds and from banks for  temporary  or emergency  purposes,  and it can borrow  only from  banks for  investment  purposes.  The Fund can borrow only if it maintains a 300% ratio of assets to  borrowings  at all times in the manner set forth in the Investment Company Act;

o     Cash Reserves cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Fund may be pledged, mortgaged or assigned to secure a debt.

o     Cash Reserves cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

o     Neither Fund can buy securities on margin or make short sales. However, the Funds can make margin deposits in connection with its use of hedging instruments. For Capital Preservation Fund, this is a non-fundamental policy.

o     Capital Preservation Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

o     Cash Reserves cannot invest in securities of other investment companies, except if it acquires them as part of a merger, consolidation or acquisition of assets.  This is a non-fundamental policy.

o     Cash Reserves cannot invest more than 5% of its total assets in securities of companies that have operated less than three years, including the operations of predecessors

How do the account features and shareholder services for the Funds compare?

      Investment Management- Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment advisor for both Funds. The
Manager selects securities for each Fund's portfolio and handles its day-to-day business. The portfolio manager of each Fund is employed by the
Manager and is the person who is principally responsible for the day-to-day management of that Fund's portfolio. Other members of the Manager's portfolio staff provide the portfolio managers with counsel and support in managing each Fund's portfolio.

      The advisory agreements require the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. The agreements permit the
Manager to act as investment advisor for any other person, firm or corporation. Pursuant to each agreement, the Manager is permitted to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to either Fund, the Manager may withdraw the right of that Fund to use the name "Oppenheimer" as part of its name.

      The Manager is controlled by  Oppenheimer  Acquisition  Corp., a holding company  owned  in part by  senior  officers  of the  Manager  and  ultimately controlled  by  Massachusetts  Mutual Life  Insurance  Company,  a mutual life insurance  company that also advises  pension plans and investment  companies.
The Manager has been an investment  advisor  since  January 1960.  The Manager
(including  subsidiaries  and an affiliate)  managed more than $155 billion in assets as of September 30, 2004,  including other  Oppenheimer funds with more than 7 million  shareholder  accounts.  The  Manager is located at 225 Liberty
Street, 11th Floor, New York, New York 10281-1008.  OppenheimerFunds Services,
a division of the Manager,  acts as transfer and  shareholder  servicing agent for both Capital  Preservation  Fund and Cash  Reserves and for certain  other open-end funds managed by the Manager and its affiliates.

      Distribution - Pursuant to each Fund's General Distributor's Agreement, the Distributor acts as principal underwriter in a continuous public offering of shares of Capital Preservation Fund and Cash Reserves, but is not
obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor, except for those for which the Distributor is paid under each Fund's Rule 12b-1 Distribution and Service Plan, described above.

      Purchases and Redemptions - Both Funds are part of the OppenheimerFunds family of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same. Shares of either Fund may be exchanged for shares of the same class of other
Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      The initial and subsequent minimum investment amounts for the purchase of shares are substantially the same except that Cash Reserves has a minimum initial investment for non-retirement plans of $1,000.  Cash Reserves has no
initial sales charge for the purchases of Class A shares.   Capital
Preservation Fund has a maximum initial sales charge of 3.5% on Class A shares for purchases of less than $100,000. The sales charge of 3.5% is reduced for purchases of Class A shares of $100,000 or more. Investors who purchase $1 million or more of Class A shares of Capital Preservation Fund pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased.

      Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. For Cash
Reserves the CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. For Capital
Preservation Fund the CDSC begins at 4% for shares redeemed in the first year and declines to 1% in the fifth year and is eliminated after that.  Class B shares for both funds convert to Class A shares 72 months after they were purchased.  Following the Reorganization, any Class B shares of Capital
Preservation Fund that were purchased prior to the Reorganization will continue to be assessed the lower sales charge rates if those shares are redeemed.  This ensures that Class B shareholders of Capital Preservation
Fund are not disadvantaged by the Reorganization.  Any new Class B shares purchased after the Reorganization will be subject to the contingent deferred sales charge rates applicable to Class B shares of Cash Reserves.

      Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class
N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted.

      Additionally, Capital Preservation Fund assesses a redemption fee of 2%
for redemptions of Fund shares that are (i) redeemed for reasons other than to fund a "benefit sensitive withdrawal, and  (ii) made on less than 12 months' prior written notice to the Fund.  The redemption fee does not apply to any redemptions of the Fund shares for the purpose of exchanging the redemption proceeds to another Plan investment option provided that Plan
investment option does not have a duration of 3 years or less.   A "benefit
sensitive withdrawal" is a withdrawal that occurs (i) due to the Plan participant's death, retirement, disability, separation from service, (ii) to fund Plan participant loans, or (iii) as another type of "in service"
withdrawal made under terms of the Plan. The Fund reserves the right to deduct the redemption fee from the redemption proceeds if 15% or more of Plan assets invested in the Fund are redeemed within five business days, pending a determination by the Fund of whether the redemption fee is applicable. See the Statement of Additional Information for Capital Preservation Fund for
more information about how the redemption fee applies to withdrawals caused by certain events affecting the employer.

      Class A, Class B, Class C and Class N shares of Cash Reserves received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC or redemption fee will be imposed on any Capital
Preservation Fund shares exchanged for Cash Reserves shares as a result of the Reorganization. However, any CDSC that applies to Capital Preservation
Fund shares as of the date of the exchange will carry over to Cash Reserves shares received in the Reorganization.

      Shareholder Services--Both Funds also offer the following privileges:
(i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for
shareholders who own shares of the Funds valued at $5,000 or more, (vii)
AccountLink and PhoneLink arrangements, (viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix)
telephone and internet redemption and exchange privileges. Cash Reserves also offers wire redemptions of fund shares and checkwriting for accounts that are not subject to a CDSC. All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the
Funds' respective prospectuses.

      Dividends and Distributions - Both Funds intend to declare dividends separately for each class of shares from net investment income on a daily basis and to pay those dividends to shareholders monthly.  Dividends and the distributions paid on Class A, Class B, Class C or Class N shares may vary over time, depending on market conditions, the composition of the Funds'
portfolios, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than those paid on Class B,
Class C or Class N shares, which normally have higher expenses than Class A.
The Funds have no fixed dividend rates and there can be no guarantee that either Fund will pay any dividends or distributions.

      Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.

                              VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

      The affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of Capital
Preservation Fund, voting in the aggregate and not by class, is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. As defined in the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote of (1) 67% or more of
Capital Preservation Fund's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Capital
Preservation Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the
Meeting to permit further solicitation of proxies.

How do I ensure my vote is accurately recorded?

      You can vote in either of three ways:
o     By mail, with the enclosed proxy card.
o     In person at the Meeting (if you are a record owner).
o     By telephone (please see the insert for instructions).

      A proxy card is, in essence,  a ballot.  If you simply sign and date the proxy but give no voting  instructions,  your shares will be voted in favor of the  Reorganization  Agreement.  Shareholders  may  also  be  able  to vote by telephone to the extent permitted by state law.

Can I revoke my proxy?

Yes. You may revoke your proxy at any time before it is voted by (i) writing to the Secretary of Capital Preservation Fund at 225 Liberty Street, 11th
Floor, New York, New York 10281-1008 (if received in time to be acted upon);
(ii) attending the Meeting and voting in person; or (iii) signing and returning a later-dated proxy (if returned and received in time to be voted).

What other matters will be voted upon at the Meeting?

      The Board of Trustees of Capital Preservation Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, the proxy ballots confer discretionary authority with respect to such matters, and it is the intention of the persons named to vote proxies to vote in accordance with their judgment in such matters.

Who is entitled to vote?

      Shareholders of record of Capital Preservation Fund at the close of business on November 15, 2004, (the "record date") will be entitled to vote at the Meeting. On November 15, 2004, there were 37,775,918.395 outstanding shares of Capital Preservation Fund, consisting of 9,802,953.126 Class A shares, 1,157,277.988 Class B shares, 3,190,312.944 Class C shares, and
23,625,374.337 Class N shares. Proxies representing abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters and proposals and motions to be voted upon at the Meeting have been approved. For purposes of the Meeting, a majority of shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. Cash
Reserves shareholders do not vote on the Reorganization.

What other solicitations will be made?

      Capital Preservation Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record, and may reimburse them for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers of Capital Preservation Fund or officers and employees of OppenheimerFunds Services, without extra pay, may conduct additional solicitations personally or by telephone or telegraph. Any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Capital Preservation
Fund's expense. If a proxy solicitation firm is hired, it is anticipated that the cost to Capital Preservation Fund of engaging a proxy solicitation firm would not exceed $5,000, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for resolicitation of votes.

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of only determining the quorum ("broker non-votes"). Because of the need to obtain a vote of the majority of the outstanding voting securities for the
Reorganization proposal to pass, abstentions and broker non-votes will have the same effect as a vote "against" the Proposal.

                    INFORMATION ABOUT CAPITAL PRESERVATION FUND

      Information about Capital Preservation Fund is included in the current
Capital Preservation Fund Prospectus dated December 23, 2003 and its supplements dated July 6, 2004, September 30, 2004 and 11, 2004. These documents have been filed with the SEC (SEC file no. 811-09097) and are incorporated herein by reference. Additional information about Capital
Preservation Fund is also included in the Fund's Statement of Additional
Information dated December 23, 2003 and its supplements dated December 23,
2003 and July 6, 2004, its Annual Report dated October 31, 2003 and
Semi-Annual Report dated April 30, 2004, respectively, which have been filed with the SEC. You may request free copies of these or other documents relating to Capital Preservation Fund by calling 1.800.647.1693 or by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Reports and
other information filed by Capital Preservation Fund can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone
1.202.942.8090) or the EDGAR database on the SEC's website at www.sec.gov.
Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

                          INFORMATION ABOUT CASH RESERVES

      Information about Cash Reserves is included in Cash Reserves'
Prospectus dated September 24, 2004, which accompanies and is considered a part of this Prospectus and Proxy Statement. Additional information about
Cash Reserves is included in the Fund's Statement of Additional Information dated September 24, 2004 and its Annual Report dated July 31, 2004, which have been filed with the SEC (SEC file no. 811-1810). You may request a free copy of these materials and other information by calling 1.800.647.1693 or by writing to Cash Reserves at OppenheimerFunds Services, P.O. Box 5270, Denver,
CO 80217. Cash Reserves also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These
materials can be inspected and copied at: the SEC's Public Reference Room in
Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                               PRINCIPAL SHAREHOLDERS

      As of November 15, 2004, the officers and Trustees of Capital
Preservation Fund as a group and of Cash Reserves as a group, owned less than
1% of the outstanding voting shares of their respective Fund. As of November
15, 2004, the only persons who owned of record or were known by Capital
Preservation Fund or Cash Reserves to own beneficially 5% or more of any class of the outstanding shares of that respective Fund are listed in Exhibit
B.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
December 17, 2004

                         Appendix to Proxy Statement

      Graphic  Material  included in the Proxy Statement for both  Oppenheimer
Cash Reserves and Oppenheimer Capital  Preservation Fund regarding the "Annual
Total Return (Class A) (as of 12/31 each year)":

      A  bar  chart  will  be  included  in  the  Proxy   Statement  for  both
Oppenheimer Capital  Preservation Fund and Oppenheimer Cash Reserves depicting the annual  total  return of a  hypothetical  investment  in Class A shares of each Fund for the end of the most recent  calendar  years,  without  deducting sales  charges or taxes.  Set forth  below are the  relevant  data points that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:                 Oppenheimer Cash Reserves
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/94                                 3.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/95                                 4.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 4.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 4.48%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 4.57%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 4.40%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 5.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 3.29%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 0.82%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 0.28%
--------------------------------------------------------------------------------

Calendar      Oppenheimer
Year          Capital Preservation Fund
Ended         Annual Total Returns
-----         --------------------

12/31/00      6.21%
12/31/01      5.94%
12/31/02      4.76%
12/31/03      2.02%

2

                        EXHIBITS TO THE COMBINED PROXY
                           STATEMENT AND PROSPECTUS

Exhibit
-------

A  Agreement and Plan of Reorganization between Oppenheimer Capital
   Preservation Fund and Oppenheimer Cash Reserves

B  Major Shareholders

A-12

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of
October 6, 2004 by and between Oppenheimer Capital Preservation Fund
("Capital Preservation Fund"), a Massachusetts business trust and Oppenheimer
Cash Reserves ("Cash Reserves"), a Massachusetts business trust.

                             W I T N E S S E T H:

      WHEREAS, the parties are each open-end investment companies of the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as
amended (the "Code"), of Capital Preservation Fund through the acquisition by
Cash Reserves of substantially all of the assets of Capital Preservation Fund in exchange for the voting shares of beneficial interest ("shares") of Class
A, Class B, Class C and Class N shares of Cash Reserves and the assumption by
Cash Reserves of certain liabilities of Capital Preservation Fund, which
Class A, Class B, Class C, and Class N shares of Cash Reserves are to be distributed by Capital Preservation Fund pro rata to its shareholders in complete liquidation of Capital Preservation Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

   1. The parties hereto hereby adopt this Agreement and Plan of
Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Cash
Reserves of substantially all of the assets of Capital Preservation Fund in exchange for Class A, Class B, Class C and Class N shares of Cash Reserves and the assumption by Cash Reserves of certain liabilities of Capital
Preservation Fund, followed by the distribution of such Class A, Class B,
Class C and Class N shares of Cash Reserves to the Class A, Class B, Class C and Class N shareholders of Capital Preservation Fund in exchange for their
Class A, Class B, Class C and Class N shares of Capital Preservation Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

      The share transfer books of Capital Preservation Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by
Capital Preservation Fund; redemption requests received by Capital
Preservation Fund after that date shall be treated as requests for the redemption of the shares of Cash Reserves to be distributed to the shareholder in question as provided in Section 5 hereof.

   2. On the Closing Date (as hereinafter defined), all of the assets of
Capital Preservation Fund on that date, excluding a cash reserve (the "cash reserve") to be retained by Capital Preservation Fund sufficient in its discretion for the payment of the expenses of Capital Preservation Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Cash Reserves, in exchange for and against delivery to Capital Preservation Fund on the
Closing Date of a number of Class A, Class B, Class C and Class N shares of
Cash Reserves, having an aggregate net asset value equal to the value of the assets of Capital Preservation Fund so transferred and delivered.

   3. The net asset value of Class A, Class B, Class C and Class N shares of
Cash Reserves and the value of the assets of Capital Preservation Fund to be transferred shall in each case be determined as of the close of business of
The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C and Class N shares of Cash
Reserves and the Class A, Class B, Class C and Class N shares of Capital
Preservation Fund shall be done in the manner used by Cash Reserves and
Capital Preservation Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Cash Reserves in such computation shall be applied to the valuation of the assets of Capital Preservation Fund to be transferred to Cash Reserves.

    Capital Preservation Fund shall declare and pay, immediately prior to the
Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Capital Preservation
Fund's shareholders all of Capital Preservation Fund's investment company taxable income for taxable years ending on or prior to the Closing Date
(computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing
Date (after reduction for any capital loss carry-forward).

   4. The closing (the "Closing") shall be at the offices of
OppenheimerFunds, Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO
80112, on such time or such other place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing
Date is herein referred to as the "Valuation Date."

    In the event that on the Valuation Date either party has, pursuant to the
Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

   5. In conjunction with the Closing, Capital Preservation Fund shall distribute on a pro rata basis to the shareholders of Capital Preservation
Fund as of the Valuation Date Class A, Class B, Class C and Class N shares of
Cash Reserves received by Capital Preservation Fund on the Closing Date in exchange for the assets of Capital Preservation Fund in complete liquidation of Capital Preservation Fund; for the purpose of the distribution by Capital
Preservation Fund of Class A, Class B, Class C and Class N shares of Cash
Reserves to Capital Preservation Fund's shareholders, Cash Reserves will promptly cause its transfer agent to: (a) credit an appropriate number of
Class A, Class B, Class C and Class N shares of Cash Reserves on the books of
Cash Reserves to each Class A, Class B, Class C and Class N shareholder of
Capital Preservation Fund in accordance with a list (the "Shareholder List")
of Capital Preservation Fund shareholders received from Capital Preservation
Fund; and (b) confirm an appropriate number of Class A, Class B, Class C and
Class N shares of Cash Reserves to each Class A, Class B, Class C and Class N shareholder of Capital Preservation Fund.

    The Shareholder List shall indicate, as of the close of business on the
Valuation Date, the name and address of each shareholder of Capital
Preservation Fund, indicating his or her share balance. Capital Preservation
Fund agrees to supply the Shareholder List to Cash Reserves not later than the Closing Date. Shareholders of Capital Preservation Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the
Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Cash Reserves which they received.

   6. Within one year after the Closing Date, Capital Preservation Fund shall
(a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the cash reserve to Cash Reserves, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or
(ii) distribute such remaining amount to the shareholders of Capital
Preservation Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Capital Preservation Fund outstanding on the Valuation Date.

   7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Cash
Reserves will be in compliance with all of its investment policies and restrictions. At the Closing, Capital Preservation Fund shall deliver to Cash
Reserves two copies of a list setting forth the securities then owned by
Capital Preservation Fund. Promptly after the Closing, Capital Preservation
Fund shall provide Cash Reserves a list setting forth the respective federal income tax bases thereof.

   8. Portfolio securities or written evidence acceptable to Cash Reserves of record ownership thereof by Captial Preservation Fund's Custodian Bank, The
Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Capital Preservation Fund pursuant to Rule
17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Capital
Preservation Fund on the Closing Date to Cash Reserves, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Cash Reserves for the account of Cash Reserves. Class A, Class B, Class C and Class N shares of
Cash Reserves representing the number of Class A, Class B, Class C and Class
N shares of Cash Reserves being delivered against the assets of Capital
Preservation Fund, registered in the name of Capital Preservation Fund, shall be transferred to Capital Preservation Fund on the Closing Date. Such shares shall thereupon be assigned by Capital Preservation Fund to its shareholders so that the shares of Cash Reserves may be distributed as provided in Section
5.

      If, at the Closing Date, Capital Preservation Fund is unable to make delivery under this Section 8 to Cash Reserves of any of its portfolio securities or cash for the reason that any of such securities purchased by
Capital Preservation Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or
Capital Preservation Fund's custodian, then the delivery requirements of this
Section 8 with respect to said undelivered securities or cash will be waived and Capital Preservation Fund will deliver to Cash Reserves by or on the
Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Cash Reserves, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Cash Reserves.

   9. Cash Reserves shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Capital Preservation Fund, but Capital
Preservation Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Capital Preservation Fund. Capital Preservation Fund and Cash Reserves
share the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of
Cash Reserves and Capital Preservation Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Capital Preservation Fund and Cash Reserves, respectively, in the amounts so incurred by each.

   10.      The obligations of Cash Reserves hereunder shall be subject to the following conditions:

      A. The Board of Trustees of Capital Preservation Fund shall have authorized the execution of the Agreement, and the shareholders of Capital
Preservation Fund shall have approved the Agreement and the transactions contemplated hereby, and Capital Preservation Fund shall have furnished to
Cash Reserves copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Capital Preservation Fund; such shareholder approval shall have been by the affirmative vote required by the
Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B. Cash Reserves shall have received an opinion dated as of the Closing
Date from counsel to Capital Preservation Fund, to the effect that (i)
Capital Preservation Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of
Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Capital Preservation Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by
Capital Preservation Fund. Massachusetts counsel may be relied upon for this opinion.

      C. The representations and warranties of Capital Preservation Fund contained herein shall be true and correct at and as of the Closing Date, and
Cash Reserves shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the
Treasurer or the Assistant Treasurer of Capital Preservation Fund, dated as of the Closing Date, to that effect.

D.    On the Closing Date, Capital Preservation Fund shall have furnished to
Cash Reserves a certificate of the Treasurer or Assistant Treasurer of
Capital Preservation Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Capital
Preservation Fund as of the Closing Date.

      E. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Capital Preservation Fund at the close of business on the Valuation Date.

F.    A Registration Statement on Form N-14 filed by Cash Reserves under the
Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      G. On the Closing Date, Cash Reserves shall have received a letter of
Robert G. Zack or other senior executive officer of OppenheimerFunds, Inc.
acceptable to Cash Reserves, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing
Date there were any material, actual or contingent liabilities of Capital
Preservation Fund arising out of litigation brought against Capital
Preservation Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Capital Preservation Fund delivered to Cash Reserves. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      H. Cash Reserves shall have received an opinion, dated as of the
Closing Date, of Deloitte & Touche LLP (or an appropriate substitute tax expert), to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I.    Cash Reserves shall have received at the Closing all of the assets of
Capital Preservation Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

   11.      The obligations of Capital Preservation Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of Cash Reserves shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and
Cash Reserves shall have furnished to Capital Preservation Fund copies of resolutions to that effect certified by the Secretary or the Assistant
Secretary of Cash Reserves.

      B. Capital Preservation Fund's shareholders shall have approved the
Agreement and the transactions contemplated hereby, by an affirmative vote required by the Massachusetts Law and its charter documents and Capital
Preservation Fund shall have furnished Cash Reserves copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Capital
Preservation Fund.

      C. Capital Preservation Fund shall have received an opinion dated as of the Closing Date from counsel to Cash Reserves, to the effect that (i) Cash
Reserves is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Cash Reserves and to authorize effectively the transactions contemplated by the Agreement have been taken by Cash Reserves, and (iii) the shares of Cash Reserves to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth under "Shareholder and
Trustee Liability" in Cash Reserves' Statement of Additional Information.
Massachusetts counsel may be relied upon for this opinion.

      D. The representations and warranties of Cash Reserves contained herein shall be true and correct at and as of the Closing Date, and Capital
Preservation Fund shall have been furnished with a certificate of the
President, a Vice President or the Secretary or the Assistant Secretary or
the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

      E. Capital Preservation Fund shall have received an opinion of Deloitte
& Touche LLP (or an appropriate substitute tax expert) to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Capital Preservation
Fund's representation that there is no plan or intention by any Capital
Preservation Fund shareholder who owns 5% or more of Capital Preservation
Fund's outstanding shares, and, to Capital Preservation Fund's best knowledge, there is no plan or intention on the part of the remaining Capital
Preservation Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Cash Reserves shares received in the transaction that would reduce Capital Preservation Fund shareholders' ownership of Cash
Reserves shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Capital
Preservation Fund shares as of the same date, and (ii) the representation by each of Capital Preservation Fund and Cash Reserves that, as of the Closing
Date, Capital Preservation Fund and Cash Reserves will qualify as regulated investment companies or will meet the diversification test of Section
368(a)(2)(F)(ii) of the Code, will be as follows:

1.    The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the
Code, and under the regulations promulgated thereunder.

         2. Capital Preservation Fund and Cash Reserves will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the
Code.

         3. No gain or loss will be recognized by the shareholders of Capital
Preservation Fund upon the distribution of Class A, Class B, Class C and
Class N shares of beneficial interest in Cash Reserves to the shareholders of
Capital Preservation Fund pursuant to Section 354 of the Code.

         4. Under Section 361(a) of the Code no gain or loss will be recognized by Capital Preservation Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C and
Class N shares of Cash Reserves.

         5. Under Section 1032 of the Code no gain or loss will be recognized by Cash Reserves by reason of the transfer of substantially all of Capital
Preservation Fund's assets in exchange for Class A, Class B, Class C and
Class N shares of Cash Reserves and Cash Reserves' assumption of certain liabilities of Capital Preservation Fund.

         6. The shareholders of Capital Preservation Fund will have the same tax basis and holding period for the Class A, Class B, Class C and Class N shares of beneficial interest in Cash Reserves that they receive as they had for Capital Preservation Fund shares that they previously held, pursuant to
Section 358(a) and 1223(1), respectively, of the Code.

         7. The securities transferred by Capital Preservation Fund to Cash
Reserves will have the same tax basis and holding period in the hands of Cash
Reserves as they had for Capital Preservation Fund, pursuant to Section
362(b) and 1223(1), respectively, of the Code.

      F. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Capital Preservation Fund at the close of business on the Valuation Date.

      G. A Registration Statement on Form N-14 filed by Cash Reserves under the 1933 Act, containing a preliminary form of the Proxy Statement and
Prospectus, shall have become effective under the 1933 Act.

      H. On the Closing Date, Capital Preservation Fund shall have received a letter of Robert G. Zack or other senior executive officer of
OppenheimerFunds, Inc. acceptable to Capital Preservation Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Cash Reserves arising out of litigation brought against Cash Reserves or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Cash Reserves delivered to Capital Preservation Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.    Capital Preservation Fund shall acknowledge receipt of the Class A,
Class B, Class C and Class N shares of Cash Reserves.

   12.      Capital Preservation Fund hereby represents and warrants that:

      A. The audited financial statements of Capital Preservation Fund as of
October 31, 2003 and unaudited financial statements as of April 30, 2004 heretofore furnished to Cash Reserves, present fairly the financial position, results of operations, and changes in net assets of Capital Preservation Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from April
30, 2004 through the date hereof there have not been, and through the Closing
Date there will not be, any material adverse change in the business or financial condition of Capital Preservation Fund that have not been disclosed to Cash Reserves, it being agreed that a decrease in the size of Capital
Preservation Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.    Contingent upon approval of the Agreement and the transactions contemplated thereby by Capital Preservation Fund's shareholders, Capital
Preservation Fund has authority to transfer all of the assets of Capital
Preservation Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.    The Prospectus, as amended and supplemented, contained in Capital
Preservation Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      D. There is no material contingent liability of Capital Preservation
Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Capital Preservation Fund, threatened against Capital Preservation Fund, not reflected in such
Prospectus;

      E. Except for the Agreement, there are no material contracts outstanding to which Capital Preservation Fund is a party other than those ordinary in the conduct of its business;

      F. Capital Preservation Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the
Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Capital Preservation Fund that is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

      G. All Federal and other tax returns and reports of Capital
Preservation Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Capital Preservation Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

      H. Capital Preservation Fund has elected that Capital Preservation Fund be treated as a regulated investment company and, for each fiscal year of its operations, Capital Preservation Fund has met the requirements of Subchapter
M of the Code for qualification and treatment as a regulated investment company and Capital Preservation Fund intends to meet such requirements with respect to its current taxable year.

13.   Cash Reserves hereby represents and warrants that:

A.    The audited financial statements of Cash Reserves as of July 31, 2004 heretofore furnished to Capital Preservation Fund, present fairly the financial position, results of operations, and changes in net assets of Cash
Reserves, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from July 31, 2004 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Cash Reserves that have not been disclosed to Capital Preservation, it being understood that a decrease in the size of
Cash Reserves due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.    The Prospectus, as amended and supplemented, contained in Cash
Reserves' Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      C. Except for this Agreement, there is no material contingent liability of Cash Reserves and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Cash Reserves, threatened against Cash Reserves, not reflected in such Prospectus;

      D. Except for this Agreement, there are no material contracts outstanding to which Cash Reserves is a party other than those ordinary in the conduct of its business;

      E. Cash Reserves is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;
Cash Reserves has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B, Class C and Class N shares of Cash
Reserves which it issues to Capital Preservation Fund pursuant to the
Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as set forth under "Shareholder & Trustee Liability"
in Cash Reserves' Statement of Additional Information, will conform to the description thereof contained in Cash Reserves' Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Cash Reserves is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

      F. All federal and other tax returns and reports of Cash Reserves required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Cash
Reserves, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Cash Reserves ended July 31, 2004 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. Cash Reserves has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Cash Reserves has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Cash Reserves intends to meet such requirements with respect to its current taxable year;

      H. Cash Reserves has no plan or intention (i) to dispose of any of the assets transferred by Capital Preservation Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class
B, Class C and Class N shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

      I. After consummation of the transactions contemplated by the
Agreement, Cash Reserves intends to operate its business in a substantially unchanged manner.

   14.Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.
Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.
Cash Reserves hereby represents to and covenants with Capital Preservation
Fund that, if the reorganization becomes effective, Cash Reserves will treat each shareholder of Capital Preservation Fund who received any of Cash
Reserves' shares as a result of the reorganization as having made the minimum initial purchase of shares of Cash Reserves received by such shareholder for the purpose of making additional investments in shares of Cash Reserves, regardless of the value of the shares of Cash Reserves received.

   15.Cash Reserves agrees that it will prepare and file a Registration Statement on
Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the
Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Capital Preservation Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the
Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

   16.The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

   17.The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

   18.All prior or contemporaneous agreements and representations are merged into the
Agreement, which constitutes the entire contract between the parties hereto.
No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

   19.Cash Reserves understands that the obligations of Capital Preservation Fund under the Agreement are not binding upon any Trustee or shareholder of Capital
Preservation Fund personally, but bind only Capital Preservation Fund and
Capital Preservation Fund's property. Cash Reserves represents that it has notice of the provisions of the Declaration of Trust of Capital Preservation
Fund disclaiming shareholder and trustee liability for acts or obligations of
Capital Preservation Fund.

   20.Capital Preservation Fund understands that the obligations of Cash Reserves under the Agreement are not binding upon any trustee or shareholder of Cash
Reserves personally, but bind only Cash Reserves and Cash Reserves' property.
Capital Preservation Fund represents that it has notice of the provisions of the Declaration of Trust of Cash Reserves disclaiming shareholder and trustee liability for acts or obligations of Cash Reserves.

    IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                                          OPPENHEIMER CAPITAL PRESERVATION
                                          FUND

                                          By:/s/ Robert G. Zack
                                             ------------------
                                     Robert G. Zack
                                          Secretary

                                          OPPENHEIMER CASH RESERVES

                                          By: /s/ Robert G. Zack
                                              ------------------

                                     Robert G. Zack
                                          Secretary and
                                          Vice President

B-6

                                                                     EXHIBIT B

                            PRINCIPAL SHAREHOLDERS

A. Major Shareholders of Capital Preservation Fund. As of November 15, 2004,
the only persons who owned of record, or who were known by Capital
Preservation Fund to own beneficially 5% or more of any class of that Fund's outstanding shares, and their holdings of that class as of that date, were the following:

   RPSS TR, Tetco Inc., 401K Employees Savings Plan, P.O. Box 171720, San
   Antonio, TX 78217-1020, which owned 898,501.791 Class A shares (9.16% of the Class A shares then outstanding).

   RPSS TR, UMG Manufacturing & Logistics Inc., 700 S. Battleground Ave.,
   Grover, NC 28073-9541 which owned 610,596.023 Class A shares (6.22% of the
   Class A shares then outstanding).

   MCB Trust Services TR, Footlocker 401K Plan, 700 17th Street Ste. 300,
   Denver, CO 80202-3531, which owned 581,174.413 Class A shares (5.92% of the Class A shares then outstanding).

   City National Bank TR, PHJ&W W Pooled Plan #1624-491, P.O. Box 51312, Los
   Angeles, CA 90051-5612, which owned 2,307,726.926 Class N shares (9.76% of the Class N shares then outstanding).

B. Major Shareholders of Cash Reserves. As of November 15, 2004, the only persons who owned of record or who were known by Cash Reserves to own beneficially 5% or more of any class of that Fund's outstanding shares, and their holdings of that class as of that date, were the following:

Citigroup Global Mkts Inc., 00109801250 7th Floor, 333 West 34th Street, New York,
   NY 10001-2483, which owned 9,301,551.759 Class A shares (5.23% of the
   Class A shares then outstanding).

                                                PROXY CARD
OPPENHEIMER CAPITAL PRESERVATION FUND                 PROXY CARD

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2005

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian Wixted,
Philip  Vottiero and Kathleen  Ives,  and each of them, as  attorneys-in-fact and  proxies of the  undersigned,  with full power of  substitution,  to vote shares  held  in the  name  of the  undersigned  on the  record  date  at the
Special  Meeting of  Shareholders of Oppenheimer  Capital  Preservation  Fund
(the  "Fund")  to be held at 6803 South  Tucson  Way,  Centennial,  Colorado,
80112,  on  February  4,  2005,  at  1:00  p.m.  Mountain  time,  or  at  any adjournment  thereof,  upon the  proposal  described in the Notice of Meeting and  accompanying  Prospectus and Proxy  Statement,  which have been received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of Trustees,  and the proposal  (set  forth  on the  reverse  side of this  proxy  card)  has  been proposed by the Board of Trustees.  When properly  executed,  this proxy will be  voted as  indicated  on the  reverse  side or "FOR"  the  proposal  if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy holders'  best  judgment  as to any  other  matters  that  may  arise  at the
Meeting.

                                                            VOTE VIA THE
                                                            TELEPHONE:
                                                            1-866-241-6192
                                                            CONTROL
                                                            NUMBER:  999
                                                            9999  9999  999

                                                            Note:    Please
                                                            sign       this
                                                            proxy   exactly
                                                            as  your   name
                                                            or        names
                                                            appear
                                                            hereon.    Each
                                                            joint     owner
                                                            should    sign.
                                                            Trustees    and
                                                            other
                                                            fiduciaries
                                                            should
                                                            indicate    the
                                                            capacity     in
                                                            which      they
                                                            sign.    If   a
                                                            corporation,
                                                            partnership  or
                                                            other   entity,
                                                            this  signature
                                                            should  be that
                                                            of    a    duly
                                                            authorized
                                                            individual  who
                                                            should    state
                                                            his    or   her
                                                            title.

                                                            Signature

                                                            Signature    of
                                                            joint    owner,
                                                            if any

                                                            Date

   PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN
                     PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

2

1.    To approve an Agreement and Plan of Reorganization  between  Oppenheimer
   Capital   Preservation  Fund  ("Capital   Preservation   Fund"),  and
   Oppenheimer  Cash Reserves  ("Cash  Reserves")  and the  transactions contemplated  thereby,  including:  (a) the transfer of substantially all the  assets of  Capital  Preservation  Fund to Cash  Reserves  in exchange  for  Class A,  Class B,  Class C and Class N shares of Cash
   Reserves,  (b) the  distribution  of such shares of Cash  Reserves to
   the   corresponding   Class  A,   Class  B,   Class  C  and  Class  N
   shareholders  of Capital  Preservation  Fund in complete  liquidation of  Capital  Preservation  Fund  and  (c)  the  cancellation  of  the outstanding shares of Capital Preservation Fund.

Oppenheimer
Cash Reserves

Prospectus dated September 27, 2004

                                         Oppenheimer  Cash  Reserves  is a money
                                         market  mutual  fund.  Its  goal  is to
                                         seek the  maximum  current  income that
                                         is   consistent   with   stability   of
                                         principal.    The   Fund   invests   in
                                         short-term,     high-quality     "money
                                         market" instruments.

                                               This     Prospectus      contains
                                         important  information about the Fund's
                                         objective,   its  investment  policies,
                                         strategies and risks.  It also contains
                                         important  information about how to buy
                                         and sell  shares  of the Fund and other
                                         account  features.   Please  read  this
                                         Prospectus  carefully before you invest
                                         and keep it for future  reference about
                                         your account.
As   with   all   mutual   funds,    the
Securities  and Exchange  Commission has
not approved or  disapproved  the Fund's
securities  nor has it  determined  that
this    Prospectus    is   accurate   or
complete.  It is a  criminal  offense to
represent otherwise.

                                    1234

CONTENTS

            ABOUT THE FUND

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Wire
            By Checkwriting
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends and Taxes

            Financial Highlights

29

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S  INVESTMENT  OBJECTIVE?  The Fund seeks the maximum current income that is consistent with stability of principal.

WHAT DOES THE FUND  INVEST IN? The Fund  invests in a variety of  high-quality money market  instruments to seek current income. The money market instruments that the Fund invests in include,  for example,  bank obligations,  repurchase agreements,  commercial paper, other corporate debt obligations and government debt obligations.

      "High-quality"  instruments  generally  must be  rated in one of the two
highest    credit-quality    categories   for    short-term    securities   by
nationally-recognized   rating   organizations.   If  unrated,  they  must  be
determined by the Fund's investment Manager, OppenheimerFunds,  Inc., to be of comparable quality to securities rated in the two highest categories.

WHO IS THE FUND  DESIGNED  FOR? The Fund is designed for investors who want to earn income at current  money market rates while seeking to preserve the value of their investment.  The Fund tries to keep its share prices stable at $1.00.
Income  on  money  market  instruments  tends  to  be  lower  than  income  on longer-term  debt  securities,  so the Fund's  yield will likely be lower than the yield on longer-term  fixed income funds. The Fund also offers easy access to your money through  checkwriting and wire redemption  privileges.  The Fund does not invest to seek capital  appreciation and is not a complete investment program.

Main Risks of Investing in the Fund

      All  investments  have risks to some  degree.  Funds that invest in debt obligations  for  income  may be subject  to credit  risks and  interest  rate risks.  However,  the Fund's investments must meet strict standards set by its
Board of  Trustees  following  special  rules for  money  market  funds  under federal law. Those standards include  requirements for maintaining high credit quality in the Fund's portfolio,  a short average portfolio maturity to reduce the  effects  of  changes  in  prevailing  interest  rates on the value of the
Fund's  securities and  diversifying the Fund's  investments  among issuers to reduce  the  effects  of a default  by any one  issuer on the  Fund's  overall portfolio and the value of the Fund's shares.

      Even so, there are risks that any of the Fund's  holdings could have its credit rating downgraded,  or the issuer could default, or that interest rates could  rise  sharply,  causing  the value of the Fund's  investments  (and its share  prices) to fall.  As a result,  there is a risk that the Fund's  shares could fall below  $1.00 per share.  If there is a high  redemption  demand for the Fund's shares that was not  anticipated,  portfolio  securities might have to be sold prior to their  maturity  at a loss.  Also,  there is the risk that the value of your  investment  could be eroded  over  time by the  effects  of
inflation,   and  that  poor  security  selection  could  cause  the  Fund  to underperform other funds that have a similar objective.

------------------------------------------------------------------------------
An investment in the Fund is not insured or guaranteed by the Federal  Deposit
Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your  investment  at $1.00 per share,  it is possible to lose money by investing in the Fund.
------------------------------------------------------------------------------

The Fund's Past Performance

      The bar  chart  and  table  below  show  one  measure  of the  risks  of investing in the Fund, by showing changes in the Fund's  performance  (for its
Class A  shares)  from  year to year for the last 10  calendar  years  and its average annual total returns for the 1-, 5- and 10- year periods.  Variability of returns is one measure of the risks of  investing  in a money  market fund.
The Fund's  past  investment  performance  does not  predict how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]

For the period  from  1/1/04  through  6/30/04,  the  cumulative  return  (not annualized)  for Class A shares was 0.07%.  During the period shown in the bar chart,  the highest return (not  annualized) for a calendar  quarter was 1.40%
(4th Qtr '00) and the lowest return (not  annualized)  for a calendar  quarter was 0.04% (2nd and 4th Qtr `03).

Average Annual Total Returns                   5 Years           10 Years
for the periods ended  December              (or life of        (or life of
31, 2002                         1 Year    class, if less)    class, if less)
-------------------------------------------------------------------------------
Class   A   Shares   (inception   0.28%         2.84%              3.58%
1/3/89)
-------------------------------------------------------------------------------
Class   B   Shares   (inception  -4.86%         2.00%              3.22%
8/17/93)
-------------------------------------------------------------------------------
Class   C   Shares   (inception  -0.85%         2.37%              3.03%
12/01/93)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class   N   Shares   (inception  -0.85%         1.07%               N/A
3/01/01)
The Fund's average annual total returns  include the applicable  sales charge:
for Class B, the  contingent  deferred  sales  charges of 5%  (1-year)  and 2%
(5-years) and for Class C and Class N, the  contingent  deferred sales charges of 1% for the  1-year  period  for  Class C and for  Class N  shares.  Because
Class B shares  convert to Class A shares 72 months  after  purchase,  Class B
"life-of-class"  performance  does not include any  contingent  deferred sales charge  and uses Class A  performance  for the period  after  conversion.  The
Fund's returns  measure the  performance of a hypothetical  account and assume that all distributions have been reinvested in additional shares.
The total  returns are not the Fund's  current  yield.  The Fund's  yield more closely  reflects the Fund's  current  earnings.  To obtain the Fund's current
7-day  yield  information,   please  call  the  Transfer  Agent  toll-free  at
1.800.CALL OPP (225.5677).

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All  shareholders  therefore pay those expenses  indirectly.  Shareholders pay other transaction expenses directly,  such as sales charges. The numbers below are based on the Fund's expenses during its fiscal year ended July 31, 2004.

Shareholder Fees (charges paid directly from your investment):

                                Class A      Class B     Class C      Class N
                                 Shares      Shares       Shares      Shares
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Maximum   Sales   Charge  on     None        None         None        None
 purchases
 (as % of offering price)
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Maximum    Deferred    Sales    None1         5%2         1%3          1%4
 Charge
 (as % of  the  lower  of the
 original  offering  price or
 redemption proceeds)

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

                                Class A      Class B     Class C      Class N
                                 Shares      Shares       Shares      Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees5                 0.47%        0.47%       0.47%        0.47%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution  and/or  Service    0.20%       0.75%6       0.75%6       0.50%
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses7                  0.55%        0.37%       0.42%        0.42%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total    Annual     Operating    1.22%        1.59%       1.64%        1.39%
Expenses8

Expenses may vary in future years.
1.    A  contingent  deferred  sales  charge may apply if you  redeem  Class A shares of the Fund  that were  purchased  by  exchanging  Class A shares of another  Oppenheimer  fund  that were  purchased  subject  to a  contingent deferred sales charge, as described in "How to Sell Shares."
2.    Applies to redemptions in the first year after purchase.  The contingent deferred  sales charge  declines to 1% in the sixth year and is  eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4.    Applies  to shares  redeemed  within 18  months of a  retirement  plan's first purchase of Class N shares.
5.    The Manager has voluntarily  agreed to waive a portion of its Management
   Fees so the fees do not  exceed  an  annual  rate of  0.40% of the  average annual  net  assets  for each  class of  shares.  That  undertaking  may be
   amended  or  withdrawn  at  any  time.   After  the  Manager's  waiver  the
   "Management Fees" were 0.40% for all classes.
6.    OppenheimerFunds  Distributor,  Inc. ("OFDI") has voluntarily  agreed to reduce Class B and Class C  "Distribution  and /or Service (12b-1) Fees" by
   0.25%  of the  average  annual  net  assets  for each  respective  class of shares.  That  undertaking  may be amended or withdrawn at any time.  After
   OFDI's  waiver  the  "Distribution  and/or  Service  Fees"  for Class B and
   Class C shares were 0.50%.
7.    "Other  Expenses"  include  transfer  agent fees,  custodial  fees,  and accounting and legal  expenses that the Fund pays. The "Other  Expenses" in the table are based on,  among other  things,  the fees the Fund would have paid if the  transfer  agent had not  waived a portion  of its fees under a voluntary  undertaking  to the Fund to limit those fees to 0.35% of average daily net assets per fiscal year for all classes,  or (effective  April 28,
   2003) in an amount  necessary  to allow  each class of the Fund to matain a
   7 day  yield of at least  approximately  0.10%.  Those  undertaking  may be amended or  withdrawn  at any time.  After the  waiver,  the actual  "Other
   Expenses" as  percentages  of average daily net assets were 0.39% for Class
   A shares,  0.14% for Class B shares,  0.15% for Class C and 0.16% for Class
   N shares.
8.    After the  "Management  Fees",  "Distribution  and/or  Service Fess" and
   "Other  Expenses"  waivers as described  above, the "Total Annual Operating
   Expenses"  as a  percentage  of  average  daily net  assets  were 0.99% for
   Class A, 1.04% for Class B, 1.05% for Class C and 1.06 for Class N.

EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing  in other mutual  funds.  The examples  assume that you invest  $10,000 in a class of shares of the Fund for the time periods indicated and then reinvest your dividends and distributions.

      The first example  assumes that you redeem all of your shares at the end of those periods.  The second example assumes that you keep your shares.  Both examples also assume that your  investment  has a 5% return each year and that the class's  operating  expenses remain the same as shown in the above table .
Your  actual  costs may be higher or lower,  because  expenses  will vary over time. Based on these assumptions your expenses would be as follows:

If shares are redeemed:       1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares                 $124        $387        $670        $1,477
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares                 $662        $802       $1,066       $1,7001
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares                 $267        $517        $892        $1,944
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N Shares                 $242        $440        $761        $1,669

If    shares    are    not
redeemed:                     1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares                 $124        $387        $670        $1,477
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares                 $162        $502        $866        $17001
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares                 $167        $517        $892        $1,944
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N Shares                 $142        $440        $761        $1,669
In the first  example,  expenses  include the  applicable  Class B, Class C or
Class N contingent  deferred sales charges.  In the second example,  the Class
B, Class C and Class N expenses do not include the  contingent  deferred sales charges.
1.    Class B  expenses  for years 7 through  10 are based on Class A expenses because  Class B shares  automatically  convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S  PRINCIPAL  INVESTMENT  POLICIES AND RISKS.  The  allocation of the
Fund's  portfolio  among  different  types of investments  will vary over time based upon the Manager's  evaluation of economic and market trends. The Fund's portfolio  might not always include all of the different  types of investments described  below.  The  Statement  of  Additional  Information  contains  more detailed information about the Fund's investment policies and risks.

      The Fund invests in short-term  money market  instruments that must meet quality,  maturity and diversification  standards  established by its Board of
Trustees  as well as  rules  that  apply  to  money  market  funds  under  the
Investment  Company Act of 1940.  The Fund's  Manager tries to reduce risks by diversifying  investments and by carefully researching  investments before the
Fund  buys  them.  The rate of the  Fund's  income  will vary from day to day, generally  reflecting changes in overall  short-term  interest rates. There is no assurance that the Fund will achieve its investment objective.

What Does the Fund  Invest In? The Fund  invests in a variety of money  market instruments.  They may have fixed,  variable or floating interest rates.
      Below is a brief  description  of the types of money market  instruments the Fund invests in.
   o  U.S.  Government   Securities.   These  include  obligations  issued  or
      guaranteed   by  the  U.S.   government   or  any  of  its  agencies  or
      instrumentalities.  Some are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United  States.  Other
      U.S.    government    securities    issued   by   some    agencies   and
      instrumentalities  of the  government  are  also  supported  by the full
      faith  and  credit  of  the  U.S.   government.   Some  U.S.  government
      securities  issued  by  agencies  or   instrumentalities   of  the  U.S.
      government  are  supported by the right of the issuer to borrow from the
      U.S.  Treasury.  Others  may be  supported  only  by the  credit  of the instrumentality.
   o  Bank  Obligations.  The  Fund  can buy time  deposits,  certificates  of deposit and bankers' acceptances.  These obligations must be denominated in U.S. dollars, even if issued by a foreign bank.
   o  Commercial   Paper.   Commercial   paper  is  a  short-term,   unsecured
      promissory  note of a  domestic  or foreign  company or other  financial firm.  The Fund may buy  commercial  paper  only if it  matures  in nine months or less from the date of purchase.
o     Corporate  Debt  Obligations.  The Fund can  invest in other  short-term corporate debt obligations, besides commercial paper.
   o  Other  Money  Market  Obligations.  The Fund may invest in money  market obligations  other  than  those  listed  above  if they are  subject  to repurchase  agreements or guaranteed as to their  principal and interest by a  domestic  bank or a  corporation  whose  commercial  paper  may be purchased by the Fund. A bank whose money  market  instruments  the Fund buys must meet credit criteria set by the Fund's Board of Trustees.

      Additionally,  the Fund may buy other money market  instruments that its
      Board  of  Trustees  approves  from  time  to  time.  They  must be U.S.
      dollar-denominated   short-term   investments   that  the  Manager  must
      determine to have minimal credit risks.

      Currently,   the   Board   has   approved   the   Fund's   purchase   of
      dollar-denominated  obligations of foreign banks (payable in the U.S. or in other  approved  locations),  floating or variable rate demand notes, asset-backed  securities and bank loan participation  agreements.  Their purchase may be subject to  restrictions  adopted by the Board from time to time.

WHAT CREDIT  QUALITY,  DIVERSIFICATION  AND  MATURITY  STANDARDS  APPLY TO THE
FUND'S  INVESTMENTS?  The  Fund  may buy  only  those  investments  that  meet standards  set by the  Board  of  Trustees  and  standards  prescribed  by the
Investment  Company Act for money market  funds.  The Fund's Board has adopted evaluation  procedures for the Fund's portfolio  investments,  and the Manager
has  the   responsibility   to  implement  those   procedures  when  selecting
investments for the Fund.

      In  general,  the  Fund  buys  only  high-quality  investments  that the
Manager  believes  present  minimal  credit  risk  at the  time  of  purchase.
"High-quality" investments are:
   o  rated in one of the two  highest  short-term  rating  categories  by two nationally-recognized rating organizations, or
   o  rated  by one  rating  organization  in one of its  two  highest  rating categories (if only one rating  organization  has rated the investment),
      or
   o  unrated  investments  that the  Manager  determines  are  comparable  in quality to instruments rated in the two highest rating categories.

      The  procedures  also limit the amount of the Fund's  assets that can be invested in the securities of any one issuer (other than the U.S.  government, its agencies and instrumentalities),  to spread the Fund's investment risks. A security's  maturity  must not exceed  397 days.  In  addition,  the Fund must maintain a  dollar-weighted  average  portfolio  maturity  of not more than 90 days, to reduce interest rate risks.

CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change  non-fundamental  policies without  shareholder  approval,
although   significant  changes  will  be  described  in  amendments  to  this
Prospectus.  Fundamental  policies cannot be changed without the approval of a majority  of the Fund's  outstanding  voting  shares.  The  Fund's  investment objective is a  fundamental  policy.  Some  investment  restrictions  that are fundamental  policies are listed in the Statement of  Additional  Information.
An  investment  policy  is  not  fundamental  unless  this  Prospectus  or the
Statement of Additional Information says that it is.

OTHER  INVESTMENT  STRATEGIES.  To seek  its  objective,  the Fund can use the investment  techniques  and  strategies  described  below.  The Fund might not always use all of them.  These  techniques  involve  risks.  The  Statement of
Additional   Information   contains  more  information  about  some  of  these
practices,  including  limitations  on their use that are  designed  to reduce some of the risks.

Floating  Rate/Variable  Rate Notes. The Fund can purchase notes with floating or variable  interest  rates.  Variable  rates are  adjustable at stated
      periodic intervals.  Floating rates are adjusted automatically according to a  specified  market rate or  benchmark,  such as the prime rate of a bank.  If the  maturity  of a note is greater  than 397 days,  it may be purchased only if it has a demand feature.  That feature must permit the
      Fund to  recover  the  principal  amount  of the note on not  more  than thirty days' notice at any time,  or at  specified  times not  exceeding
      397 days from purchase.
Obligations of Foreign Banks and Foreign  Branches of U.S. Banks. The Fund can
      invest in U.S.  dollar-denominated  of foreign banks that are payable in the U.S.  or in other  locations  approved by the Fund's  Board.  It can also buy  dollar-denominated  securities  of  foreign  branches  of U.S.
      banks.   These   securities   have   investment   risks  different  from
      obligations of domestic  branches of U.S.  banks.  Risks that may affect the bank's ability to pay its debt include:
   o  political and economic  developments in the country in which the bank or branch is located,
   o  imposition  of  withholding  taxes on  interest  income  payable  on the securities,
   o  seizure or nationalization of foreign deposits,
   o  the establishment of exchange control regulations, and
   o  the adoption of other  governmental  restrictions  that might affect the payment of principal and interest on those securities.

      Additionally,   not  all  of  the  U.S.  and  state   banking  laws  and
      regulations  that  apply to  domestic  banks  and that are  designed  to protect  depositors and investors apply to foreign  branches of domestic banks. None of those U.S. and state regulations apply to foreign banks.
Bank  Loan  Participation  Agreements.  The  Fund  can  invest  in  bank  loan participation  agreements.  They provide the Fund an undivided  interest in a loan  made  by  the  issuing  bank  in the  proportion  the  Fund's interest bears to the total principal  amount of the loan. In evaluating the risk of these  investments,  the Fund looks to the  creditworthiness of the  borrower  that is  obligated  to  make  principal  and  interest payments  on the loan.  Because  the  participation  agreements  are not rated  the  Fund  will  make the  determination  that  the  borrower  or
      guarantor  has  received  a  short-term   rating  on  a  class  of  debt
      obligations  (or  any  debt  obligation   within  that  class)  that  is
      comparable  in priority  and  security  with the  underlying  loan.  The
      Fund's  investments  in  bank  loan  participation  agreements  will  be subject to the Fund's limits on investments and illiquid securities.
Asset-Backed  Securities.  The Fund can  invest in  asset-backed  investments.
      These are  fractional  interests  in pools of  consumer  loans and other trade  receivables,  which are the  obligations of a number of different parties.  The  income  from the  underlying  pool is passed  through  to investors, such as the Fund.

      These investments might be supported by a credit enhancement,  such as a letter of credit,  a  guarantee  or a  preference  right.  However,  the
      credit  enhancement   typically  applies  only  to  a  fraction  of  the
      security's  value.  If the  issuer  of  the  security  has  no  security interest  in the  related  collateral,  there is the risk  that the Fund could lose money if the issuer defaults.
Repurchase  Agreements.  The Fund may enter into repurchase  agreements.  In a repurchase  transaction,  the Fund buys a  security  and  simultaneously sells  it to the  vendor  for  delivery  at a  future  date.  Repurchase agreements must be fully  collateralized.  However,  if the vendor fails to pay the resale price on the delivery  date,  the Fund may incur costs in disposing of the  collateral  and may  experience  losses if there is any  delay in its  ability  to do so.  The Fund  will not  enter  into a repurchase  agreement that will cause more than 10% of its net assets to be subject to repurchase  agreements maturing in more than 7 days. There is no limit on the amount of the  Fund's net assets  that may be subject to repurchase agreements of 7 days or less.
Illiquid and Restricted  Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them
      or  dispose  of  them  promptly  at  an  acceptable  price.   Restricted
      securities may have terms that limit their resale to other  investors or may require  registration  under the applicable  securities  laws before they may be sold  publicly.  The Fund will not  invest  more than 10% of its net assets in illiquid or restricted securities.  Certain restricted securities  that are  eligible  for  resale to  qualified  institutional purchasers  m ay not be  subject to that  limit.  The  Manager  monitors holdings  of  illiquid  securities  on an  ongoing  basis  to  determine whether to sell any holdings to maintain adequate liquidity.  Difficulty in  selling a security  may  result in a loss to the Fund or  additional costs.

How the Fund is Managed

THE  MANAGER.  The  Manager  chooses  the Fund's  investments  and handles its day-to-day  business.  The Manager carries out its duties,  subject to certian policies  established  by the Fund's  Board of Trustees,  under an  investment advisory agreement that states the Manager's  responsibilities.  The agreement sets the fees the Fund pays to the Manager and  describes  the  expenses  that the Fund is responsible to pay to conduct its business.

      The Manager has been an  investment  advisor  since  January  1960.  The
Manager and its subsidiaries and controlled  affiliates managed more than $155 billion in assets as of June 30, 2004 including other Oppenheimer  funds, with more than 7 million shareholder accounts.  The Manager is located at Two World
Financial  Center,   225  Liberty   Street-11th  Floor,  New  York,  New  York
10281-1008.

Portfolio Managers.  Carol E. Wolf and Barry D. Weiss are the Fund's portfolio managers.  They are  Vice  Presidents  of the  Fund and are the  persons principally  responsible  for the  day-to-day  management  of the Fund's portfolio.  Ms. Wolf has been a portfolio manager of the Fund since June
      15,  1998 and Mr.  Weiss,  since July 2001.  Ms.  Wolf is a Senior  Vice
      President  of the  Manager  and Mr.  Weiss  is a Vice  President  of the
      Manager,  and  each  is  an  officer  and  portfolio  manager  of  other
      Oppenheimer  funds.  Prior to  joining  the  Manager  as  Senior  Credit
      Analyst in February  2000,  Mr. Weiss was an Associate  Director,  Fitch
      IBCA Inc. (April 1998 - February 2000).
Advisory  Fees.  Under  the  investment  advisory  agreement,  the Fund may be required  to pay the  Manager  an  advisory  fee at an annual  rate that declines as the Fund's assets grow:  0.500% of the first $250 million of average  annual net assets,  0.475% of the next $250 million,  0.450% of the next $250 million,  0.425% of the next $250  million,  and 0.400% of net assets in excess of $1  billion.  Effective  December  6, 2002,  the
      Manager has agreed to limit the Fund's  management  fees to 0.40% of the
      Fund's  average  net  assets  for each  class of  shares.  That  expense limitation  can be amended or  terminated  at any time  without  advance notice.  The Fund's  management  fees for the fiscal year ended July 31,
      2004 was 0.40% of the  Fund's  average  annual net assets for each class of  shares;  it would have been  0.47% if the full  management  fees had been charged.

PENDING LITIGATION. Three law suits have been filed as putative derivative and class actions against the Fund's investment Manager, Distributor and
Transfer Agent, some of the Oppenheimer funds and directors or trustees of some of those funds , excluding the Fund. The complaints allege that the
Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and
12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. The complaints further allege that by permitting and/or participating in those actions, the defendant directors breached their fiduciary duties to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004, September 3, 2004 and September 14,
2004, respectively, in the U. S. District Court for the Southern District of
New York. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below.  The Fund's  Distributor,
OppenheimerFunds  Distributor,  Inc., may appoint  servicing  agents to accept purchase (and redemption)  orders.  The  Distributor,  in its sole discretion, may reject any purchase order for the Fund's shares.

Buying  Shares  Through  Your Dealer.  You can buy shares  through any dealer, broker or  financial  institution  that has a sales  agreement  with the
      Distributor.  Your dealer will place your order with the  Distributor on your behalf. A broker/dealer may charge for that service.
o     Guaranteed   Payment   Procedures.    Some   broker/dealers   may   have
      arrangements  with the  Distributor  to  enable  them to place  purchase orders for shares on a regular  business  day with a guarantee  that the
      Fund's  custodian bank will receive  Federal Funds to pay for the shares by 2:00 P.M. on the next regular  business day. The shares will start to accrue  dividends  starting on the day the Federal Funds are received by
      2:00 P.M.
Buying  Shares  Through  the  Distributor.  Complete an  OppenheimerFunds  New
      Account   Application   and   return   it  with  a  check   payable   to
      "OppenheimerFunds  Distributor,  Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217.  Your check must be in U.S.  dollars and drawn on a U.S.
      bank.  If you don't list a dealer on the  application,  the  Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment  with a financial  advisor before you make a purchase to be sure that the Fund is appropriate for you.
   o  Paying by Federal Funds Wire.  Shares purchased  through the Distributor may be paid  for by  Federal  Funds  wire.  The  minimum  investment  is
      $2,500.  Before sending a wire, call the  Distributor's  Wire Department at  1.800.225.5677  to notify the Distributor of the wire and to receive further instructions.
   o  Buying Shares Through  OppenheimerFunds  AccountLink.  With AccountLink,
      you  pay for  shares  by  electronic  funds  transfers  from  your  bank account.  Shares are  purchased  for your account by a transfer of money from your bank  account  through  the  Automated  Clearing  House  (ACH)
      system.  You can  provide  those  instructions  automatically,  under an
      Asset Builder Plan, described below, or by telephone  instructions using
      OppenheimerFunds  PhoneLink,  also  described  below.  Please  refer  to
      "AccountLink," below for more details.
   o  Buying Shares  Through Asset Builder Plans.  You may purchase  shares of the Fund  automatically  each month from your account at a bank or other financial  institution  under an Asset  Builder  Plan with  AccountLink.
      Details  are in the  Asset  Builder  Application  and the  Statement  of
      Additional Information.

WHAT IS THE MINIMUM  AMOUNT YOU Must Invest?  In most cases,  you can buy Fund shares  with a  minimum  initial  investment  of  $1,000  and make  additional investments  at any time  with as little as $50.  There are  reduced  minimums available under the following special investment plans:
o     If you establish one of the many types of retirement  plan accounts that
      OppenheimerFunds  offers,  more fully described under "Special  Investor
      Services," you can start your account with as little as $500.
o     By using an Asset  Builder Plan or Automatic  Exchange Plan (details are in the Statement of  Additional  Information),  or government  allotment plan,  you can make  subsequent  investments  (after  making the initial investment  of $500)  for as  little  as $50.  For any  type of  account established  under one of these plans  prior to  November  1, 2002,  the minimum additional investment will remain at $25.
o     The  minimum  investment  requirement  does  not  apply  to  reinvesting dividends  from  the  Fund or  other  Oppenheimer  funds (a list of them appears in the Statement of Additional Information,  or you can ask your dealer or call the Transfer Agent),  or reinvesting  distributions  from
      unit   investment   trusts   that  have  made   arrangements   with  the
      Distributor.

At What Price Are Shares Sold?  Shares are sold at their  offering price which is the net  asset  value per share  without  any  initial  sales  charge  that applies.  The net asset value per share will  normally  remain  fixed at $1.00 per  share.  However,  there is no  guarantee  that the Fund will  maintain  a stable net asset value of $1.00 per share.  The  offering  price that  applies to a purchase  order is based on the next  calculation  of the net asset value per share that is made after the  Distributor  receives the purchase  order at its  offices in  Colorado,  or after any agent  appointed  by the  Distributor receives the order.

Net Asset  Value.  The Fund  calculates  the net asset  value of each class of shares as of the close of The New York Stock Exchange (the  "Exchange"), on each  day the  Exchange  is open  for  trading  (referred  to in this
      Prospectus as a "regular  business day").  The Exchange  normally closes at 4:00 P.M.,  Eastern  time,  but may close  earlier on some days.  All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is  determined  by  dividing  the value of the Fund's net  assets  attributable  to a class by the number of shares of that  class  that  are  outstanding.  Under a policy  adopted  by the
      Fund's Board of  Trustees,  the Fund uses the  amortized  cost method to value its securities to determine net asset value.

      If, after the close of the principal  market on which a security held by the Fund is  traded,  and  before  the time the  Fund's  securities  are priced that day, an event occurs that the Manager  deems likely to cause a material  change in the value of such  security,  the Fund's  Board of
      Trustees has authorized the Manager,  subject to the Board's review,  to ascertain a fair value for such  security.  A security's  valuation  may differ depending on the method used for determining value.
The Offering  Price.  To receive the offering  price for a particular  day, in most cases the  Distributor  or its  designated  agent must receive your order  by the  time the  Exchange  closes  that  day.  If your  order is received  on a day when the  Exchange  is closed or after it has closed, the order will receive the next offering price that is determined  after your order is received.
Buying Through a Dealer. If you buy shares through a dealer,  your dealer must receive the order by the close of the  Exchange  and  transmit it to the
      Distributor  so that it is received  before the  Distributor's  close of business on a regular  business day (normally 5:00 P.M.) to receive that
      day's  offering   price,   unless  your  dealer  has  made   alternative
      arrangements  with the  Distributor.  Otherwise,  the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT  CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers  investors  four different  classes  of  shares.  The  different  classes  of shares  represent investments in the same  portfolio of securities,  but the classes are subject to different  expenses and will likely have different  share prices.  When you buy  shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares there is no initial sales charge on your purchase.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B  Shares.  If you buy Class B  shares,  you pay no sales  charge at the time of purchase,  but you will pay an annual  asset-based sales charge.
      If you  sell  your  shares  within  6 years  of  buying  them,  you will normally  pay  a  contingent  deferred  sales  charge.  That  contingent deferred sales charge varies  depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C  Shares.  If you buy Class C  shares,  you pay no sales  charge at the time of purchase,  but you will pay an annual  asset-based sales charge.
      If you sell your  shares  within 12  months  of  buying  them,  you will normally pay a contingent  deferred  sales charge of 1.0%,  as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N Shares.  If you buy Class N shares  (available  only  through  certain retirement plans), you pay no sales charge at the time of purchase,  but you  will pay an  annual  asset-based  sales  charge.  If you sell  your shares  within 18 months of the  retirement  plan's  first  purchase  of
      Class N shares, you may pay a contingent  deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
------------------------------------------------------------------------------

WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate  investment  for you,  the decision as to which class of shares is best  suited to your  needs  depends  on a number of  factors  that you should discuss  with your  financial  advisor.  Some factors to consider are how much you plan to  invest  and how long you plan to hold  your  investment.  If your goals and  objectives  change  over time and you plan to  purchase  additional shares,  you should  re-evaluate  those factors to see if you should  consider another class of shares.  The Fund's  operating costs that apply to a class of shares  and the  effect  of the  different  types  of  sales  charges  on your investment will vary your investment results over time.

      The  discussion  below is not  intended  to be  investment  advice  or a
recommendation,   because  each  investor's   financial   considerations   are
different.  You should  analyze your  options  carefully  with your  financial advisor before making that choice.

Investing for the Shorter Term. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  The Distributor will not accept purchase orders of $100,000 or more for Class B shares or $1 million or more for Class C shares from a single investor. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may  not  be  available  to  Class  B,  Class  C and  Class  N shareholders.  Other  features  may  not be  advisable  (because  of the effect of the  contingent  deferred  sales  charge) for Class B, Class C and Class N shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally,  the  dividends  payable  to Class B,  Class C and Class N shareholders  will be reduced by the additional  expenses borne by those classes  that  are not  borne by Class A  shares,  such as the  Class B,
      Class C and Class N asset-based  sales charge described below and in the
      Statement  of  Additional   Information.   Also,   checkwriting  is  not
      available on accounts subject to a contingent deferred sales charge.
How Do Share Classes Affect Payments to Your Broker?  A financial  advisor may receive different  compensation for selling one class of shares than for selling another class.  The Distributor may pay additional  compensation from its own resources to securities  dealers or financial  institutions based  upon the  value of  shares  of the Fund  owned by the  dealer  or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers.  Appendix C to the Statement of
Additional  Information details the conditions for the waiver of sales charges that apply in certain cases,  and the special sales charge rates that apply to purchases  of  shares  of the  Fund  by  certain  groups  or  under  specified retirement  plan  arrangements or in other special types of  transactions.  To
receive  a  waiver  or  special  sales  charge  rate,   you  must  advise  the
Distributor  when  purchasing  shares or the  Transfer  Agent  when  redeeming shares that a special condition applies.

HOW CAN YOU BUY  CLASS A  SHARES?  Class A shares  are sold at their  offering price,  which is the net asset  value  per share  without  any  initial  sales charge.

Will You Pay a Sales  Charge  When You Sell Class A Shares?  The Fund does not charge a fee when  you  redeem  Class A  shares  of this  Fund  that you bought  either  directly or by  reinvesting  dividends or  distributions from another  Oppenheimer fund.  Generally,  you will not pay a fee when you redeem  Class A shares of this Fund you bought by  exchange of Class
      A shares of another Oppenheimer fund. However,
   o  if you  bought  shares  of this  Fund by  exchanging  Class A shares  of another  Oppenheimer  fund that were  subject to the Class A  contingent deferred sales charge of that fund, and
   o  if those  shares  remain  subject  to that Class A  contingent  deferred sales charge when you exchange them into this Fund,
   o  then,  you will pay the  contingent  deferred sales charge if you redeem those  shares from this Fund (i) within 24 months of the  purchase  date of the  shares  you  exchanged,  if you  initially  purchased  shares of either  Rochester  Fund  Municipals or  Oppenheimer  Rochester  National
      Municipals,  or (ii) within 18 months of the purchase date of the shares of the fund you exchanged,  if you initially purchased Class A shares of any other Oppenheimer fund.

o     Other Special Sales Charge  Arrangements  and Waivers.  The Fund and the
      Distributor  offer  additional   arrangements  to  reduce  or  eliminate
      front-end  sales charges or to waive  contingent  deferred sales charges for certain types of  transactions  and for certain classes of investors
      (primarily  retirement  plans that purchase  shares in special  programs through  the  Distributor).  The  Fund  reserves  the  right to amend or discontinue  these programs at any time without prior notice.  These are
      described  in  greater   detail  in  Appendix  C  to  the  Statement  of
      Additional Information,  which is also available on the OppenheimerFunds website,  at  www.oppenheimerfunds.com  (under  the  hyperlinks  "Access
                    ------------------------
      Accounts and Services - Investor Service  Center").  To receive a waiver or special sales charge rate under these  programs,  the purchaser  must notify the Distributor (or other  financial  intermediary  through which shares  are being  purchased)  at the time of  purchase  or  notify  the
      Transfer  Agent with at the time of redeeming  shares for those  waivers that apply to contingent deferred sales charges.

HOW CAN YOU BUY CLASS B SHARES?  You can acquire  Class B shares by exchanging
Class  B  shares  of  other  Oppenheimer  funds.  Direct  purchases  are  only
permitted  by  plan   administrators  or  plan  sponsors  on  behalf  of  plan
participants in qualified retirement plans.

      Class B shares are sold at net asset value per share  without an initial sales charge.  However, if Class B shares are redeemed within six years of the beginning  of the calendar  month of their  purchase,  a  contingent  deferred sales  charge  will be  deducted  from the  redemption  proceeds.  The Class B contingent  deferred  sales charge is paid to compensate the  Distributor  for its  expenses  of  providing  distribution-related  services  to the  Fund  in connection with the sale of Class B shares.

      The amount of the  contingent  deferred  sales charge will depend on the number of years since you  invested  and the dollar  amount  being  redeemed, according  to the  following  schedule  for the Class B  contingent  deferred sales charge holding period:

Years  Since   Beginning  of  Month  in Contingent  Deferred  Sales  Charge on
Which                                   Redemptions  in  That  Year  (As  % of
Purchase Order was Accepted             Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
In the table,  a "year" is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares.  Class B shares automatically  convert to Class A shares 72 months after you  purchase  them.  This  conversion feature  relieves Class B shareholders of the  asset-based  sales charge that  applies  to Class B shares  under  the  Class B  Distribution  and
      Service Plan,  described  below. The conversion is based on the relative net asset value of the two  classes,  and no sales load or other  charge is imposed.  When any Class B shares you hold convert, any other Class B shares that were acquired by reinvesting  dividends and distributions on the  converted  shares will also convert to Class A shares.  For further information  on the  conversion  feature and its tax  implications,  see
      "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares may be  acquired  at net asset value  per  share  only by  exchange  of Class C shares  of other  Oppenheimer funds,  except that direct purchases are permitted by plan  administrators  or plan sponsors on behalf of participants in qualified  retirement plans, and by
participants   in  certain  asset   allocation   programs   sponsored  by  the
Distributor.  However,  if Class C shares are redeemed within a holding period of 12 months from the  beginning of the calendar  month of their  purchase,  a contingent  deferred sales charge of 1.0% will be deducted from the redemption proceeds.  The Class C contingent  deferred sales charge is paid to compensate the  Distributor for its expenses of providing  distribution-related  services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY  CLASS N  SHARES?  Class N  shares  are  offered  for  sale to retirement plans  (including IRAs and 403(b) plans) that purchase  $500,000 or more  of  Class  N  shares  of one  or  more  Oppenheimer  funds  or to  group retirement  plans  (which do not  include  IRAs and  403(b)  plans)  that have assets  of  $500,000  or  more  or  100 or  more  eligible  participants.  See
"Availability  of Class N shares" in the Statement of  Additional  Information for other circumstances where Class N shares are available for purchase.

      Class N shares are sold at net asset  value  without  an  initial  sales charge.  A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The  group  retirement  plan is  terminated  or  Class N  shares  of all
      Oppenheimer  funds are  terminated as an  investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With  respect  to an IRA or 403(b)  plan,  Class N shares  are  redeemed within 18 months of the plan's  first  purchase of Class N shares of any
      Oppenheimer fund.

      Retirement  plans that offer  Class N shares may impose  charges on plan participant  accounts.  The  procedures  for buying,  selling,  exchanging and transferring  the Fund's  other  classes of shares  (other than the time those orders must be received by the  Distributor or Transfer Agent in Colorado) and
the special account  features  applicable to purchasers of those other classes of  shares  described  elsewhere  in this  prospectus  do not apply to Class N shares  offered  through a group  retirement  plan.  Instructions  for buying, selling,  exchanging or  transferring  Class N shares offered  through a group retirement  plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

Distribution and Service (12b-1) Plans

Service  Plan for Class A  Shares.  The Fund has  adopted  a Service  Plan for
      Class A shares.  It  reimburses  the  Distributor  for a portion  of its costs  incurred  for  services  provided to  accounts  that hold Class A shares.  Reimbursement  is made  quarterly  at an  annual  rate of up to
      0.20% of the  average  annual  net assets of Class A shares of the Fund.
      The  Distributor  currently  uses  all of  those  fees  to pay  dealers, brokers,  banks and other financial institutions quarterly for providing personal  service and  maintenance  of accounts of their  customers that hold Class A shares.  With respect to Class A shares  subject to a Class
      A  contingent   deferred   sales  charge   purchased  by   grandfathered
      retirement  accounts,  the  Distributor  pays the 0.20%  service  fee to dealers in  advance  for the first year after the shares are sold by the dealer.  During  the first  year the  shares  are sold to  grandfathered retirement accounts,  the Distributor retains the service fee. After the shares have been held by grandfathered  retirement  accounts for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution  and Service  Plans for Class B, Class C and Class N Shares.  The
      Fund has adopted  Distribution  and  Service  Plans for Class B, Class C
      and Class N shares to pay the  Distributor for its services and costs in distributing  Class  B,  Class  C  and  Class  N  shares  and  servicing accounts.  Under the plans,  the Fund may pay the  Distributor an annual asset-based  sales charge of 0.75% on Class B shares and Class C shares, and for Class N shares,  the Fund pays the Distributor an annual service fee of 0.25%  per year and an  asset-based  sales  charge  of 0.25%  per year. The  Distributor is entitled to receive a service fee of 0.25% per year under each plan,  but the Board of Trustees has not  authorized the
      Fund to pay the  service  fees on  Class B and  Class C  shares  at this time.  Effective  January 1, 2003,  the Fund  decreased the  asset-based sales  charge on Class B and Class C shares  to 0.50% of  average  daily net  assets  per  annum.  If the Class B and Class C  asset-based  sales charge and service fee were  assessed  at the maximum  permitted  rates, they would increase  expenses of those share classes by 0.50% of average net assets per annum.

      The  asset-based  sales  charge and service  fees if paid at the maximum rate  permitted  increase  Class B and Class C expenses by 1.00% and the asset-based  sales charge and service fee  increase  Class N expenses by
      0.50% of the net assets per year of that class.  Because  these fees are paid out of the  Fund's  assets on an  on-going  basis,  over time these fees will  increase  the cost of your  investment  and may cost you more than other types of sales  charges.  If the service fees were paid,  the
      Distributor  would  use  them  to pay  dealers  for  providing  personal services for accounts that hold Class B or Class C shares.
      On direct  purchases  of Class B shares,  the  Distributor  pays a sales concession  of 2.00% of the purchase  price of Class B shares to dealers from its own  resources at the time of sale.  The  Distributor  normally retains the Class B  asset-based  sales  charge.  See the  Statement  of
      Additional Information for exceptions.

      The  Distributor  currently  pays a sales  concession  of  0.50%  of the purchase  price of Class C shares to dealers  from its own  resources at the time of sale. The Distributor  pays the asset-based  sales charge as an ongoing  concession  to the  dealer on Class C shares  that have been outstanding  for a year or more. The  Distributor  normally  retains the asset-based  sales  charge  on  Class C  shares.  See the  Statement  of
      Additional Information for exceptions.

      The  Distributor  currently  pays a sales  concession  of  0.50%  of the purchase  price of Class N shares to dealers  from its own  resources at the time of sale.  The  Distributor  also pays the 0.25% Class N service fee to dealers  in  advance  for the first year after the Class N shares are sold by the dealer.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the dealer at the time of sale of Class N shares is therefore  0.75% of the purchase  price.  After the shares have been held for a year, the Distributor  pays the service fees to dealers on a quarterly  basis.  The Distributor  normally retains the asset-based  sales  charge on Class N shares,  and the service  fees for accounts for which it renders the  required  personal  service.  See the
      Statement of Additional Information for exceptions.

      Under certain circumstances,  the Distributor will pay the full Class B,
      Class C or Class N  asset-based  sales charge and the service fee to the dealer  beginning  in the first year after  purchase  of such  shares in lieu of paying the dealer the sales  concession  and the  advance of the first year's service fee at the time of purchase,  if there is a special
      agreement   between   the   dealer   and  the   Distributor.   In  those
      circumstances, the sales concession will not be paid to the dealer.

      For Class C shares purchased through the  OppenheimerFunds  Recordkeeper
      Pro program,  the  Distributor  will pay the Class C  asset-based  sales charge to the dealer of record in the first year after the  purchase  of such shares in lieu of paying the dealer a sales  concession at the time of purchase.  The Distributor  will use the service fee it receives from the Fund on those shares to  reimburse  FASCorp for  providing  personal services to the Class C accounts holding those shares.

      In  addition,  the  Manager  and the  Distributor  may make  substantial payments  to  dealers  or other  financial  intermediaries  and  service providers for distribution and/or shareholder servicing activities,  out of their own  resources,  including  the profits from the advisory  fees the Manager  receives from the Fund. Some of these  distribution-related payments  may  be  made  to  dealers  or  financial  intermediaries  for marketing,  promotional  or related  expenses;  these payments are often referred to as "revenue  sharing."  In some  circumstances,  those types
      of  payments  may  create  an  incentive   for  a  dealer  or  financial
      intermediary or its  representatives to recommend or offer shares of the
      Fund or other  Oppenheimer  funds to its customers.  You should ask your dealer  or  financial  intermediary  for  more  details  about  any such payments it receives.

Special Investor Services

ACCOUNTLINK.  You can use our  AccountLink  feature to link your Fund  account with an account at a U.S. bank or other financial  institution.  It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
   o  transmit funds  electronically to purchase shares by telephone  (through a service  representative or by PhoneLink) or automatically  under Asset
      Builder Plans, or
   o  have the Transfer Agent send redemption  proceeds or transmit  dividends and  distributions  directly  to your  bank  account.  Please  call  the
      Transfer Agent for more information.

      You may purchase  shares by  telephone  only after your account has been established.  To purchase shares in amounts up to $250,000 through a telephone representative,  call the Distributor at 1.800.225.5677.  The purchase payment will be debited from your bank account.

      AccountLink  privileges  should be requested on your Application or your dealer's  settlement  instructions  if you buy your  shares  through a dealer.
After your account is established,  you can request AccountLink  privileges by sending  signature-guaranteed  instructions  and proper  documentation  to the
Transfer Agent.  AccountLink  privileges will apply to each shareholder listed in the  registration on your account as well as to your dealer  representative of record unless and until the Transfer  Agent receives  written  instructions terminating or changing those privileges.  After you establish AccountLink for your  account,  any  change  of  bank  account  information  must  be  made by
signature-guaranteed   instructions  to  the  Transfer  Agent  signed  by  all
shareholders who own the account.

PHONELINK.  PhoneLink is the OppenheimerFunds  automated telephone system that
enables   shareholders   to   perform   a  number  of   account   transactions
automatically   using  a   touch-tone   phone.   PhoneLink   may  be  used  on
already-established  Fund accounts after you obtain a Personal  Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.

Purchasing  Shares.  You may  purchase  shares in  amounts up to  $100,000  by phone, by calling 1.800.225.5677.  You must have established AccountLink privileges  to link  your  bank  account  with the Fund to pay for these purchases.
Exchanging Shares. With the  OppenheimerFunds  Exchange  Privilege,  described below,  you can exchange  shares  automatically  by phone from your Fund
      account   to  another   OppenheimerFunds   account   you  have   already
      established by calling the special PhoneLink number.
Selling Shares.  You can redeem shares by telephone  automatically  by calling the  PhoneLink  number and the Fund will send the  proceeds  directly to your  AccountLink  bank  account.  Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION  REQUESTS BY FAX? You may send requests for certain types of  account  transactions  to the  Transfer  Agent by fax  (telecopier).
Please call  1.800.225.5677  for information  about which  transactions may be handled  this way.  Transaction  requests  submitted by fax are subject to the same rules and  restrictions  as written and telephone  requests  described in this Prospectus.

OPPENHEIMERFUNDS  INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds  Internet website, at
www.oppenheimerfunds.com.  Additionally,  shareholders  listed in the  account
registration   (and  the  dealer  of  record)  may  request   certain  account
transactions  through a special  section of that website.  To perform  account transactions  or obtain account  information  online,  you must first obtain a user I.D. and password on that  website.  If you do not want to have  Internet account  transaction  capability  for your  account,  please call the Transfer
Agent at  1.800.225.5677.  At times,  the website may be  inaccessible  or its transaction features may be unavailable.

AUTOMATIC  WITHDRAWAL  AND  EXCHANGE  PLANS.  The Fund has several  plans that
enable  you  to  sell  shares   automatically  or  exchange  them  to  another
OppenheimerFunds  account on a regular  basis.  Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT  PRIVILEGE.  If you redeem some or all of your Class A or Class B
shares  of  the  Fund  that  were  purchased  by   reinvesting   dividends  or
distributions  from  another  Oppenheimer  fund or by  exchanging  shares from another  Oppenheimer fund on which you paid a sales charge, you have up to six months to reinvest  all or part of the  redemption  proceeds in Class A shares of the Fund or other  Oppenheimer  funds without  paying a sales charge.  This privilege  applies  only to Class A shares  that you  purchased  subject to an initial  sales  charge  and to Class A or Class B shares  on which  you paid a contingent  deferred sales charge when you redeemed them.  This privilege does not  apply  to  Class  C or  Class  N  shares.  You  must  be  sure to ask the
Distributor for this privilege when you send your payment.

RETIREMENT  PLANS.  You may buy  shares of the Fund for your  retirement  plan account.  If you  participate in a plan  sponsored by your employer,  the plan trustee  or  administrator  must buy the  shares  for your plan  account.  The
Distributor   also  offers  a  number  of  different   retirement  plans  that
individuals and employers can use:
Individual  Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs.  These are Simplified  Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7)  Custodial  Plans.  These are  tax-deferred  plans for  employees of eligible  tax-exempt  organizations,  such  as  schools,  hospitals  and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.

      Please  call  the  Distributor  for  OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular  business day.
Your  shares will be sold at the next net asset  value  calculated  after your order is received  in proper  form  (which  means that it must comply with the procedures  described  below) and is accepted by the Transfer Agent.  The Fund lets you sell your  shares by writing a letter,  by wire,  by using the Fund's checkwriting  privilege,  or by  telephone.  You  can  also  set up  Automatic
Withdrawal  Plans to redeem shares on a regular  basis.  If you have questions about any of these  procedures,  and especially if you are redeeming shares in a  special  situation,  such  as due to the  death  of  the  owner  or  from a
retirement   plan  account,   please  call  the  Transfer   Agent  first,   at
1.800.225.5677, for assistance.

Certain  Requests Require a Signature  Guarantee.  To protect you and the Fund from fraud,  the  following  redemption  requests must be in writing and must  include  a  signature  guarantee  (although  there  may  be  other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check.
   o  The redemption  check is not payable to all  shareholders  listed on the account statement.
   o  The  redemption  check  is not sent to the  address  of  record  on your account statement.
   o  Shares are being  transferred  to a Fund account with a different  owner or name.
   o  Shares are being  redeemed by someone  (such as an Executor)  other than the owners.
Where Can You Have Your Signature  Guaranteed?  The Transfer Agent will accept a guarantee of your  signature  by a number of  financial  institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities,  municipal  securities or government securities, or
o     a  U.S.   national   securities   exchange,   a  registered   securities
      association or a clearing agency.

      If you are  signing  on behalf of a  corporation,  partnership  or other business or as a fiduciary, you must also include your title in the signature.
Retirement  Plan Accounts.  There are special  procedures to sell shares in an
      OppenheimerFunds  retirement plan account. Call the Transfer Agent for a distribution  request form. Special income tax withholding  requirements apply  to  distributions  from  retirement  plans.  You  must  submit  a withholding form with your redemption  request to avoid delay in getting your money and if you do not want tax withheld.  If your employer  holds your  retirement  plan account for you in the name of the plan, you must ask the plan  trustee or  administrator  to request the sale of the Fund shares in your plan account.
Sending Redemption  Proceeds by Wire. While the Fund normally sends your money by check,  you can arrange to have the  proceeds of shares you sell sent by Federal  Funds wire to a bank  account  you  designate.  It must be a commercial  bank that is a member of the Federal  Reserve  wire  system.
      The minimum  redemption you can have sent by wire is $2,500.  There is a
      $10 fee for  each  request.  To find out how to set up this  feature  on your  account  or  to  arrange  a  wire,  call  the  Transfer  Agent  at
      1.800.225.5677.

Checkwriting.  To  write  checks  against  your  Fund  account,  request  that privilege  on your  account  application,  or contact the  Transfer  Agent for signature  cards.  They must be signed  (with a  signature  guarantee)  by all owners of the account and  returned to the  Transfer  Agent so that checks can be sent to you to use.  Shareholders  with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously  signed a  signature  card to  establish  checkwriting  in another  Oppenheimer  fund, simply  call  1.800.225.5677  to request  checkwriting  for an account in this
Fund with the same registration as the other account.

o     Checks can be written to the order of whomever you wish,  but may not be cashed  at the  bank  the  checks  are  payable  through  or the  Fund's custodian bank.
o     Checkwriting  privileges  are not available for accounts  holding shares that are subject to a contingent deferred sales charge.
o     Checks  must be written  for at least  $500.  Checks  written  below the stated  amount on the check will not be accepted.  However,  if you have existing  checks  indicating a $100 minimum,  you may still use them for amounts of $100 or more.
o     Checks  cannot be paid if they are  written  for more than your  account value.  Remember,  your account value fluctuates in value and you should not write a check close to the total account value.
o     You may not write a check that would  require the Fund to redeem  shares that were  purchased by check or Asset Builder Plan payments  within the prior 10 days.
o     Don't use your checks if you changed  your Fund  account  number,  until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The  signatures  of all  registered  owners  exactly  as the  account is registered, and
   o  Any special  documents  requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following  address for Requests by Send   courier   or   express   mail
mail:                                      requests to:
OppenheimerFunds Services                  OppenheimerFunds Services
P.O. Box 5270                              10200 E. Girard Avenue, Building D
Denver, Colorado 80217                     Denver, Colorado 80231

HOW DO you SELL SHARES BY  TELEPHONE?  You and your dealer  representative  of record  may also sell your  shares by  telephone.  To receive  the  redemption price  calculated  on a particular  regular  business  day,  your call must be received by the Transfer  Agent by the close of the Exchange  that day,  which is  normally  4:00 P.M.,  but may be earlier on some days.  You may not redeem shares held in an  OppenheimerFunds  retirement  plan account or under a share certificate by telephone.
   o  To redeem shares through a service  representative  or  automatically on
      PhoneLink, call 1.800.225.5677.

      Whichever  method you use,  you may have a check sent to the  address on the account  statement,  or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone  Redemptions  Paid by  Check.  Up to  $100,000  may be  redeemed  by telephone  in any  seven-day  period.  The check  must be payable to all owners of record of the  shares  and must be sent to the  address on the account  statement.  This  service  is not  available  within 30 days of changing the address on an account.
Telephone  Redemptions  Through  AccountLink  or by Wire.  There are no dollar
      limits  on  telephone   redemption  proceeds  sent  to  a  bank  account
      designated when you establish AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the redemption.  You do not receive  dividends on the proceeds of the shares you redeemed  while they are waiting to be transferred.

      If you have  requested  Federal Funds wire  privileges for your account, the wire of the redemption  proceeds will normally be transmitted on the next bank  business  day  after  the  shares  are  redeemed.  There is a possibility  that the wire may be delayed up to seven days to enable the
      Fund to sell  securities to pay the  redemption  proceeds.  No dividends are accrued or paid on the  proceeds  of shares that have been  redeemed and are awaiting transmittal by wire.

CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?   The   Distributor   has  made
arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their customers.  A broker/dealer may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

how  contingent  deferred sales charges  affect  redemptions.  If you purchase shares  subject to a Class A, Class B, Class C or Class N contingent  deferred sales  charge and redeem any of those  shares  during the  applicable  holding period for the class of shares,  the contingent  deferred sales charge will be deducted from the redemption  proceeds,  (unless you are eligible for a waiver of that  sales  charge  based on the  categories  listed in  Appendix C to the
Statement of Additional  Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
   o  the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
   o  shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
   o  shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information.

      To determine  whether a contingent  deferred  sales charge  applies to a redemption, the Fund redeems shares in the following order:
   1. shares   acquired  by   reinvestment  of  dividends  and  capital  gains
      distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent  deferred  sales  charges are not charged  when you  exchange shares of the Fund for  shares of other  Oppenheimer  funds.  However,  if you exchange them within the applicable  contingent  deferred sales charge holding period,  the  holding  period  will carry  over to the fund  whose  shares you acquire.  Similarly,  if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer  fund that are still subject to a contingent  deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

To exchange shares, you must meet several conditions:
   o  Shares of the fund  selected for exchange  must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish  your account for at least  seven days  before you can  exchange  them.  After the account is open seven days, you can exchange shares every regular business day.
   o  You must  meet the  minimum  purchase  requirements  for the fund  whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.

      Shares  of a  particular  class of the Fund  may be  exchanged  only for shares of the same class in the other Oppenheimer funds. For example,  you can exchange  Class A shares of this Fund only for Class A shares of another fund.
In some cases, sales charges may be imposed on exchange transactions.

      You may pay a sales  charge  when you  exchange  Class A shares  of this
Fund.  Because Class A shares of this Fund are sold without  sales charge,  in some  cases you may pay a sales  charge  when you  exchange  Class A shares of this Fund for shares of other  Oppenheimer  funds  that are sold  subject to a sales  charge.  You will not pay a sales  charge when you  exchange  shares of this Fund  purchased  by  reinvesting  dividends or  distributions  from other
Oppenheimer  funds, or shares of this Fund purchased by exchange of shares, on which you paid a sales charge.

      For tax  purposes,  exchanges of shares  involve a sale of the shares of the fund you own and a  purchase  of the shares of the other  fund,  which may result in a capital gain or loss. Since shares of this Fund normally  maintain a $1.00 net asset  value,  in most cases you should not realize a capital gain or loss  when  you  sell or  exchange  your  shares.  Please  refer to "How to
Exchange Shares" in the Statement of Additional Information for more details.

      You  can  find a list  of  Oppenheimer  funds  currently  available  for exchanges in the Statement of Additional  Information or obtain one by calling a service representative at 1.800.225.5677.  That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS?  Exchanges may be requested in writing or by telephone:
Written Exchange Requests.  Submit an OppenheimerFunds  Exchange Request form, signed by all owners of the account.  Send it to the  Transfer  Agent at
      the  address  on  the  back  cover.   Exchanges  of  shares  held  under
      certificates  cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone exchange requests may be made either
      by  calling  a  service  representative,   or  by  using  PhoneLink  for
      automated exchanges by calling  1.800.225.5677.  Telephone exchanges may be made only between  accounts that are registered with the same name(s)
      and  address.  Shares held under  certificates  may not be  exchanged by telephone.

ARE THERE  LIMITATIONS ON EXCHANGES?  There are certain exchange  policies you should be aware of:
o     Shares are redeemed from one fund and are normally purchased from the other fund in the same transaction on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an omnibus account) receives an exchange request that conforms to the policies described above.  It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. The
      Transfer Agent may delay the reinvestment of the proceeds of an exchange up to seven days if it determines in its discretion that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to the Fund from which the exchange is made or to the receiving fund.

o     The  interests  of the Fund's  shareholders  and the  Fund's  ability to manage its  investments  may be adversely  affected  when its shares are repeatedly  exchanged  over the short term.  When large  dollar  amounts are involved,  the Fund's  implementation  of its investment  strategies may be  negatively  affected  or the Fund  might have to raise or retain more cash than the portfolio  manager  would  normally  retain,  to meet unanticipated  redemptions.  Frequent  exchange  activity also may force the Fund to sell portfolio securities at disadvantageous  times to raise the cash needed to meet those  exchange  requests.  These  factors might hurt the Fund's  performance.  When the Transfer Agent in its discretion believes  frequent  trading  activity  by any  person,  group or account would  have a  disruptive  effect on the  Fund's  ability  to manage its investments,  the Fund and the Transfer Agent may reject purchase orders and/or  exchanges  into the Fund.  The history of  exchange  activity in all accounts  known by the Transfer  Agent to be under common  ownership or control  within the  Oppenheimer  funds  complex may be considered by the Transfer  Agent,  with respect to the review of exchanges  involving this Fund as part of the  Transfer  Agent's  procedures  to  detect  and deter  excessive  exchange  activity.  The  Transfer  Agent  may  permit exchanges  that it believes  in the  exercise  of its  judgment  are not disruptive.  The  Transfer  Agent  might not be able to detect  frequent exchange  activity  conducted by the underlying owners of shares held in omnibus  accounts,  and  therefore  might  not be  able  to  effectively prevent  frequent  exchange  activity  in  those  accounts.  There is no guarantee  that the Transfer  Agent's  controls and  procedures  will be successful  to  identify  investors  who  engage  in  excessive  trading activity or to curtail that activity.

      As stated above,  the Fund permits  dealers or financial  intermediaries to submit  exchange  requests on behalf of their  customers  (unless the customer  has revoked that  authority).  The  Manager,  the  Distributor and/or the  Transfer  Agent  have  agreements  with a limited  number of
      broker-dealers  and  investment   advisers  permitting  them  to  submit
      exchange orders in bulk on behalf of their clients,  provided that those broker-dealers  or  advisers  agree to  restrictions  on their  exchange activity (which are more stringent than the  restrictions  that apply to other  shareholders).  Those  restrictions  include  limitations  on the funds  available for exchanges,  the  requirement to give advance notice of exchanges to the Transfer  Agent,  and limits on the amount of client assets  that may be  invested  in a  particular  fund.  The Fund and its
      Transfer Agent may restrict or refuse bulk exchange  requests  submitted by a  financial  intermediary  on behalf of a large  number of  accounts
      (including  pursuant  to the  arrangements  described  above) if, in the
      Transfer Agent's judgment  exercised in its discretion,  those exchanges would be disruptive to either fund in the exchange transaction.
   o  The Fund may amend,  suspend or terminate the exchange  privilege at any time.  The Fund may  refuse  any  exchange  order and is  currently  not obligated to provide notice before rejecting an exchange order.
   o  If the  Transfer  Agent  cannot  exchange  all the  shares  you  request because of a  restriction  cited  above,  only the shares  eligible  for exchange will be exchanged.

Shareholder Account Rules and Policies

More  information  about  the  Fund's  policies  and  procedures  for  buying, selling,  and  exchanging  shares is contained in the  Statement of Additional
Information.

A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually on or about the second to last
      "regular business day" of September.  See the Statement of Additional
      Information (shareholders may also visit the OppenheimerFunds website)
      to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.
The  offering  of  shares  may be  suspended  during  any  period in which the determination  of net asset value is suspended,  and the offering may be suspended by the Board of Trustees at any time the Board  believes it is in the Fund's best interest to do so.
Telephone transaction  privileges for purchases,  redemptions or exchanges may be modified,  suspended or terminated by the Fund at any time.  The Fund will provide you notice  whenever it is required to do so by  applicable law.  If an account has more than one owner,  the Fund and the  Transfer
      Agent  may  rely  on  the  instructions  of  any  one  owner.  Telephone
      privileges   apply  to  each  owner  of  the   account  and  the  dealer
      representative  of record  for the  account  unless the  Transfer  Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone  calls to verify data  concerning transactions  and has adopted other procedures to confirm that telephone
      instructions   are  genuine,   by  requiring   callers  to  provide  tax
      identification  numbers and other account data or by using PINs,  and by confirming  such  transactions  in writing.  The Transfer  Agent and the
      Fund will not be liable for losses or expenses  arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer  requests will not be honored until the Transfer  Agent receives all required  documents in proper form.  From time to time, the
      Transfer Agent in its  discretion may waive certain of the  requirements for redemptions stated in this Prospectus.
Dealers that perform account  transactions  for their clients by participating in NETWORKING through the National Securities  Clearing  Corporation are responsible  for obtaining  their  clients'  permission to perform those transactions,  and are responsible to their clients who are shareholders of the  Fund if the  dealer  performs  any  transaction  erroneously  or improperly.
Payment for redeemed  shares  ordinarily  is made in cash.  It is forwarded by check or through  AccountLink  or by Federal  Funds wire (as  elected by the  shareholder)  within seven days after the Transfer  Agent  receives
      redemption   instructions  in  proper  form.   However,   under  unusual
      circumstances  determined  by the  Securities  and Exchange  Commission, payment may be delayed or  suspended.  For  accounts  registered  in the name of a  broker-dealer,  payment  will  normally be  forwarded  within three business days after redemption.
The Transfer  Agent may delay  processing  any type of  redemption  payment as described under "How to Sell Shares" for recently  purchased shares, but only until the purchase  payment has cleared.  That delay may be as much as 10 days from the date the shares  were  purchased.  That delay may be avoided  if you  purchase  shares by  Federal  Funds  wire or  certified check,  or  arrange  with  your bank to  provide  telephone  or  written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary  Redemptions  of  Small  Accounts  may be made by the  Fund if the account  value  has  fallen  below  $200.  In  some  cases,  involuntary redemptions  may be made to repay the  Distributor  for losses  from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual  circumstances  (such as a lack of liquidity in the Fund's  portfolio to meet  redemptions).  This means that the redemption  proceeds will be paid with liquid  securities  from the Fund's portfolio.
Federal  regulations  may require  the Fund to obtain your name,  your date of birth  (for a  natural  person),  your  residential  street  address  or principal  place of business and your Social Security  number,  Employer
      Identification  Number or other government  issued  identification  when you open an account.  Additional  information may be required in certain circumstances  or to open corporate  accounts.  The Fund or the Transfer
      Agent may use this  information to attempt to verify your identity.  The
      Fund  may  not  be  able  to  establish  an  account  if  the  necessary information  is not received.  The Fund may also place limits on account transactions  while it is in the  process of  attempting  to verify your identity.  Additionally,  if the Fund is unable to verify your  identity after your  account is  established,  the Fund may be required to redeem your shares and close your account.
"Backup  withholding"  of federal  income tax may be applied  against  taxable dividends,  distributions and redemption proceeds (including  exchanges)
      if you fail to furnish the Fund your correct,  certified Social Security or Employer Identification Number when you sign your application,  or if you under-report your income to the Internal Revenue Service.
To avoid sending  duplicate  copies of materials to households,  the Fund will mail only one copy of each  prospectus,  annual and  semi-annual  report and annual notice of the Fund's  privacy policy to  shareholders  having the same last name and address on the Fund's records.  The consolidation of these  mailings,  called  householding,  benefits  the  Fund  through reduced mailing expense.

      If you want to receive multiple copies of these materials,  you may call the Transfer Agent at  1.800.225.5677.  You may also notify the Transfer
      Agent  in  writing.  Individual  copies  of  prospectuses,  reports  and privacy notices will be sent to you commencing  within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends and Taxes

DIVIDENDS.  The Fund intends to declare  dividends from net investment  income each regular  business day and to pay those dividends to shareholders  monthly on a date selected by the Board of Trustees.  To maintain a net asset value of
$1.00 per share, the Fund might withhold  dividends or make distributions from capital or capital gains.

      The Fund  intends to be as fully  invested as  possible to maximize  its yield.  Therefore,  newly-purchased  shares  normally  will  begin  to  accrue dividends after the Distributor  accepts your purchase order,  starting on the business day after the Fund receives Federal Funds from your purchase payment.

CAPITAL  GAINS.  The Fund  normally  holds  its  securities  to  maturity  and therefore will not usually pay capital gains.  Although the Fund does not seek capital  gains,  it could  realize  capital  gains  on the  sale of  portfolio securities.  If it does, it may make  distributions  out of any net short-term or  long-term  capital  gains  in  December  of each  year.  The Fund may make supplemental  distributions  of dividends and capital gains  following the end of its fiscal year.

WHAT  CHOICES  DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you open  your account,  specify on your  application  how you want to receive your dividends and distributions. You have four options:

Reinvest  All  Distributions  in the  Fund.  You can  elect  to  reinvest  all dividends and capital gains  distributions  in additional  shares of the
      Fund.
Reinvest   Dividends  or  Capital  Gains.  You  can  elect  to  reinvest  some distributions (dividends,  short-term capital gains or long-term capital gains  distributions)  in the Fund while  receiving  the other  types of distributions  by check or having them sent to your bank account through
      AccountLink.
Receive All  Distributions  in Cash.  You can elect to receive a check for all dividends  and  capital  gains  distributions  or have them sent to your bank through AccountLink.
 Reinvest Your  Distributions  in Another  OppenheimerFunds  Account.  You can
      reinvest  all  distributions  in the same  class of  shares  of  another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred  retirement account,  you should be aware of the  following tax  implications  of investing in the Fund.
The Fund expects  that its  distributions  will consist  primarily of ordinary income,  which is subject to federal income tax and may be subject to state or local taxes.  Dividends paid from net investment income and short-term capital gains are taxable as ordinary income.  Long-term  capital gains are taxable as long-term  capital gains when distributed to shareholders,  and may be taxable at different  rates  depending  on how long the Fund holds the asset.  It does not matter  how long you have held your  shares.  Whether  you  reinvest  your distributions in additional  shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received in the previous  year.  Any long-term  capital gains will be separately  identified in the tax information the Fund sends you after the end of the calendar year.

      The  Fund  intends  each  year to  qualify  as a  "regulated  investment company"  under  the  Internal  Revenue  Code,  but  reserves  the  right  not qualify.  It qualified  during its last fiscal year.  The Fund, as a regulated investment company,  will not be subject of Federal income taxes on any of its income,  provided  that  it  satisfies  certain  income,  diversification  and distribution requirements.

      Because  the Fund seeks to  maintain a stable  $1.00 per share net asset value,  it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference  between the price you paid for the shares and the price you  received  when you sold them.
Any capital gain is subject to capital gains tax.

      In certain  cases,  distributions  made by the Fund may be  considered a non-taxable  return of capital to  shareholders.  If that  occurs,  it will be identified in notices to shareholders.

      This  information  is only a  summary  of  certain  federal  income  tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Financial Highlights

The Financial  Highlights Table is presented to help you understand the Fund's financial  performance  for the past five fiscal  years.  Certain  information reflects  financial  results for a single Fund share. The total returns in the table  represent  the rate that an investor  would have earned (or lost) on an
investment  in  the  Fund   (assuming   reinvestment   of  all  dividends  and
distributions).  This  information  has been audited by Deloitte amp; Touche LLP, the Fund's independent  registered public accounting firm, whose report, along with  the  Fund's  financial  statements,  is  included  in the  Statement  of
Additional Information, which is available on request.
FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                          2004            2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                 $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1           .01              .01              .05              .05
Net realized gain                                           -- 1            --1              -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total from investment operations                            -- 1           .01              .01              .05              .05
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1          (.01)            (.01)            (.05)            (.05)
Distributions from net realized gain                        --              -- 1             -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1          (.01)            (.01)            (.05)            (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.17%           0.54%            1.31%            4.84%            5.10%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 385,393       $ 465,843        $ 439,893        $ 395,898        $ 317,198
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 405,288       $ 451,634        $ 405,285        $ 351,490        $ 312,440
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                     0.17%           0.53%            1.30%            4.67%            5.00%
Total expenses                                            1.22%           1.16%            1.17%            1.15%            1.06%
Expenses after payments and waivers
and reduction to custodian expenses                       0.99%           1.00%            1.16%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER CASH RESERVES

CLASS B         YEAR ENDED JULY 31,                       2004            2003            2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04              .04
Net realized gain                                           -- 1            -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04              .04
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)            (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)            (.04)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
                                                     =============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.11%           0.27%           0.76%            4.25%            4.52%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 219,061       $ 316,750       $ 417,768        $ 239,201        $ 172,345
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 247,836       $ 385,078       $ 288,676        $ 208,775        $ 225,824
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.27%           0.75%            4.07%            4.40%
Total expenses                                            1.34%           1.37%           1.71%            1.70%            1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.04%           1.27%           1.70%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER CASH RESERVES FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS C         YEAR ENDED JULY 31,                       2004            2003            2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04             .04
Net realized gain                                           -- 1            -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04             .04
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)           (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.10%           0.25%           0.76%            4.26%           4.52%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 109,083       $ 106,650       $ 123,120        $  85,076       $  49,382
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  97,058       $ 113,569       $  85,893        $  68,741       $  59,556
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.24%           0.80%            4.07%           4.44%
Total expenses                                            1.39%           1.41%           1.71%            1.70%           1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.05%           1.28%           1.70%             N/A 4           N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 20 | OPPENHEIMER CASH RESERVES

CLASS N         YEAR ENDED JULY 31,                             2004             2003             2002              2001 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     1.00       $     1.00       $     1.00        $     1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             -- 2             -- 2            .01               .01
Net realized gain                                                 -- 2             -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total from investment operations                                  -- 2             -- 2            .01               .01
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              -- 2             -- 2           (.01)             (.01)
Distributions from net realized gain                              --               -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total dividends and/or distributions to shareholders              -- 2             -- 2           (.01)             (.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     1.00       $     1.00       $     1.00        $     1.00
                                                          ================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                                  0.10%            0.43%            1.08%             1.49%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   57,309       $   52,350       $   42,761        $    4,275
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   55,961       $   49,145       $   21,014        $      737
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                           0.10%            0.41%            0.68%             3.03%
Total expenses                                                  1.39%            1.24%            1.47%             1.19%
Expenses after payments and waivers
and reduction to custodian expenses                             1.06%            1.11%            1.46%              N/A 5
1. For the period from March 1, 2001 (inception of offering) to July 31, 2001. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Cash Reserves
The  following  additional  information  about the Fund is  available  without charge upon request:

STATEMENT  OF  ADDITIONAL  INFORMATION.   This  document  includes  additional
information about the Fund's investment  policies,  risks, and operations.  It is incorporated  by reference into this Prospectus  (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL  REPORTS.  Additional  information  about the  Fund's investments  and performance is available in the Fund's Annual and Semi-Annual
Reports to  shareholders.  The Annual  Report  includes a discussion of market conditions and investment  strategies that  significantly  affected the Fund's performance during its last fiscal year.

How to Get More Information
You can  request  the  Statement  of  Additional  Information,  the Annual and
Semi-Annual  Reports,  the notice  explaining  the Fund's  privacy  policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              download documents on the OppenheimerFunds
                              website:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information  about the Fund including the Statement of Additional  Information can be reviewed and copied at the SEC's Public  Reference  Room in Washington,
D.C.  Information  on  the  operation  of the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other information about the Fund are  available  on the  EDGAR  database  on the SEC's  Internet website at www.sec.gov.  Copies may be obtained after payment of a duplicating
           -----------
fee by electronic request at the SEC's e-mail address:  publicinfo@sec.gov  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been  authorized  to provide any  information  about the Fund or to make any  representations  about the Fund other  than what is  contained in this  Prospectus.  This Prospectus is not an offer to sell shares of the
Fund,  nor a  solicitation  of an offer to buy  shares of the Fund,  to any person  in any state or other  jurisdiction  where it is  unlawful  to make such an offer.

The Fund's SEC File No. 811-5582                     The  Fund's   shares  are
distributed by:
PR0760.001.0904                     [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper.

                        APPENDIX TO THE PROSPECTUS OF
                          OPPENHEIMER CASH RESERVES

      Graphic  material  included in Prospectus of  Oppenheimer  Cash Reserves
(the  "Fund")  under the  heading:  "Annual  Total  Returns  (as of 12/31 each year)."

      A bar chart will be included  in the  Prospectus  of the Fund  depicting the annual total  returns of a  hypothetical  investment  in Class A shares of the Fund for each of the ten most recent calendar  years.  Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:                    Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/94                                 3.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/95                                 4.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 4.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 4.48%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 4.57%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 4.40%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 5.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 3.29%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 0.82%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 0.28%
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TO PROSPECTUS AND PROXY STATEMENT PART B Acquisition of the Assets of OPPENHEIMER CAPITAL PRESERVATION FUND By and in exchange for Shares of OPPENHEIMER CASH RESERVES This Statement of Additional Information to this Prospectus and Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Capital Preservation Fund ("Capital Preservation Fund") for shares of Oppenheimer Cash Reserves ("Cash Reserves"). This SAI consists of this Cover Page and the following documents: (i) the Prospectus of Capital Preservation Fund dated December 23, 2003 and its supplements dated July 6, 2004, September 30, 2004 and October 11, 2004; (ii) the Statement of Additional Information of Capital Preservation Fund dated December 23, 2003 and its supplements dated December 29, 2003 and July 6, 2004, which include audited financial statements of Capital Preservation Fund for the 12-month period ended October 31, 2003; (iii) unaudited financial statements of Capital Preservation Fund for the 6-month period ended April 30, 2004; (iv) the Statement of Additional Information of Cash Reserves dated September 24, 2004, which includes audited financial statements of Cash Reserves for the 12-month period ended July 31, 2004; and (v) Combined Pro Forma financial statements dated September 30, 2004. This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus and Proxy Statement dated December 17, 2004, relating to the above-referenced transaction. You can request a copy of the Prospectus and Proxy Statement by calling 1.800.647.1963 or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is December 17, 2004.
Limited Term New York Municipal Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer Bond Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Principal Protected Main Street Fund
Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Rochester National Municipals
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Small Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund
Rochester Fund Municipals

This supplement amends the Prospectus of each of the Oppenheimer Funds referenced above as described below and is in addition to any existing supplements of the Funds.

1.    The section of each Prospectus, with the exceptions of Capital
Preservation Fund and Senior Floating Rate Fund, entitled "At What
Price Are Shares Sold? - Net Asset Value." is amended by replacing the second and third paragraphs with the following:

           The net asset value per share for a class of
           shares on a "regular business day" is determined
           by dividing the value of the Fund's net assets
           attributable to that class by the number of
           shares of that class outstanding on that day.  To
           determine net asset values, the Fund assets are
           valued primarily on the basis of current market
           quotations.  If market quotations are not readily
           available or do not accurately reflect fair value
           for a security (in the Manager's judgment) or if
           a security's value has been materially affected
           by events occurring after the close of the
           exchange or market on which the security is
           principally traded, that security may be valued
           by another method that the Board of
           Directors/Trustees believes accurately reflects
           the fair value.

           The Board has adopted valuation procedures for
           the Fund and has delegated the day-to-day
           responsibility for fair value determinations to
           the Manager's Valuation Committee.  Fair value
           determinations by the Manager are subject to
           review, approval and ratification by the Board at
           its next scheduled meeting after the fair
           valuations are determined.  In determining
           whether current market prices are readily
           available and reliable, the Manager monitors the
           information it receives in the ordinary course of
           its investment management responsibilities for
           significant events that it believes in good faith
           will affect the market prices of the securities
           of issuers held by the Fund.  Those may include
           events affecting specific issuers (for example, a
           halt in trading of the securities of an issuer on
           an exchange during the trading day) or events
           affecting securities markets (for example, a
           foreign securities market closes early because of
           a natural disaster).

           If, after the close of the principal market on
           which a security held by the Fund is traded and
           before the time as of which the Fund's net asset
           values are calculated that day, a significant
           event occurs that the Manager learns of and
           believes in the exercise of its judgment will
           cause a material change in the value of that
           security from the closing price of the security
           on the principal market on which it is traded,
           the Manager will use its best judgment to
           determine a fair value for that security.

           The Manager believes that foreign securities
           values may be affected by volatility that occurs
           in U.S. markets on a trading day after the close
           of foreign securities markets.  The Manager's
           fair valuation procedures therefore include a
           procedure whereby foreign securities prices may
           be "fair valued" to take those factors into
           account.

2.    The section of the Capital Preservation Fund
Prospectus entitled "At What Price Are Shares Sold? - Net
Asset Value." is amended by replacing the second paragraph
with the following:

           The net asset value per share for a class of
           shares on a "regular business day" is determined
           by dividing the value of the Fund's net assets
           attributable to that class by the number of
           shares of that class outstanding on that day.  To
           determine net asset values, the Fund assets are
           valued primarily on the basis of current market
           quotations.  If market quotations are not readily
           available or do not accurately reflect fair value
           for a security (in the Manager's judgment) or if
           a security's value has been materially affected
           by events occurring after the close of the
           exchange or market on which the security is
           principally traded, that security may be valued
           by another method that the Board of Directors
           believes accurately reflects the fair value.

           The Board has adopted valuation procedures for
           the Fund and has delegated the day-to-day
           responsibility for fair value determinations to
           the Manager's Valuation Committee.  Fair value
           determinations by the Manager are subject to
           review, approval and ratification by the Board at
           its next scheduled meeting after the fair
           valuations are determined.  In determining
           whether current market prices are readily
           available and reliable, the Manager monitors the
           information it receives in the ordinary course of
           its investment management responsibilities for
           significant events that it believes in good faith
           will affect the market prices of the securities
           of issuers held by the Fund.  Those may include
           events affecting specific issuers (for example, a
           halt in trading of the securities of an issuer on
           an exchange during the trading day) or events
           affecting securities markets (for example, a
           foreign securities market closes early because of
           a natural disaster).

           If, after the close of the principal market on
           which a security held by the Fund is traded and
           before the time as of which the Fund's net asset
           values are calculated that day, a significant
           event occurs that the Manager learns of and
           believes in the exercise of its judgment will
           cause a material change in the value of that
           security from the closing price of the security
           on the principal market on which it is traded,
           the Manager will use its best judgment to
           determine a fair value for that security.

           The Manager believes that foreign securities
           values may be affected by volatility that occurs
           in U.S. markets on a trading day after the close
           of foreign securities markets.  The Manager's
           fair valuation procedures therefore include a
           procedure whereby foreign securities prices may
           be "fair valued" to take those factors into
           account.

3.    The section of each Prospectus, with the exceptions of Cash
Reserves Fund, Money Market Fund, Inc., Principal Protected Main Street
Fund and Principal Protected Main Street Fund II, entitled "Which Class of Shares Should You Choose? - Investing for the Shorter Term" is
amended by replacing the third paragraph of that section with the following:

           If you invest $1 million or more, in most cases
           Class A shares will be the most advantageous
           choice, no matter how long you intend to hold
           your shares.  The Distributor normally will not
           accept purchase orders of $250,000 or more for
           Class B shares or $1 million or more for Class C
           shares from a single investor.  Effective July
           15, 2004, the limit on Class B share purchase
           orders on behalf of a single investor shall be
           reduced so that the Distributor will not accept
           purchase orders of $100,000 or more for Class B
           shares from a single investor.  Dealers or other
           financial intermediaries purchasing shares for
           their customers in omnibus accounts are
           responsible for compliance with those limits.

4.    The section of the Cash Reserves entitled "Which Class
of Shares Should You Choose?" is amended by adding the
following paragraph to the end of that section:

           Investing for the Shorter Term. If you invest $1
           million or more, in most cases Class A shares
           will be the most advantageous choice, no matter
           how long you intend to hold your shares.  The
           Distributor normally will not accept purchase
           orders of $250,000 or more for Class B shares or
           $1 million or more for Class C shares from a
           single investor.  Effective July 15, 2004, the
           limit on Class B share purchase orders on behalf
           of a single investor shall be reduced so that the
           Distributor will not accept purchase orders of
           $100,000 or more for Class B shares from a single
           investor.  Dealers or other financial
           intermediaries purchasing shares for their
           customers in omnibus accounts are responsible for
           compliance with those limits.

5.    The section of each Prospectus, with the exceptions of Bond Fund,
Cash Reserves, Convertible Securities Fund, Equity Fund, Inc., Limited
Term New York Municipal Fund, Money Market Fund, Inc., Principal
Protected Main Street Fund, Principal Protected Main Street Fund II and
Rochester Fund Municipals, entitled "Which Class of Shares Should You
Choose? - Are There Differences in Account Features That Matter to
You?" is amended by deleting the second and third sentences (for those
Funds which have a third sentence)in the second paragraph.  Share certificates will no longer be issued for Class A shares.

6.    The section of each Prospectus, with the exceptions of Cash
Reserves, Money Market Fund, Inc., Principal Protected Main Street
Fund, and Principal Protected Main Street Fund II, entitled "How Can
You Buy Class A Shares? - Can You Reduce Class A Sales Charges?" is
amended by adding the following to the end of that section:

           To receive the reduced sales charge, at the time
           you purchase shares of the Fund or any other
           Oppenheimer fund, you must inform your
           broker-dealer or financial intermediary of any
           other Oppenheimer funds that you and your spouse
           own.  This includes, for example, shares of an
           Oppenheimer fund held in a retirement account, an
           employee benefit plan, or at a broker-dealer or
           financial intermediary other than the one
           handling your current purchase.  For more
           complete information about ways to reduce your
           sales charges, please visit the OppenheimerFunds
           website: www.oppenheimerfunds.com.
                    ------------------------

7.    The section of each Prospectus, with the exceptions of AMT-Free
Municipals, AMT-Free New York Municipals, Cash Reserves, California
Municipal Fund, Limited Term California Municipal Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund, Money Market
Fund, Inc., New Jersey Municipal Fund, Pennsylvania Municipal Fund,
Principal Protected Main Street Fund, Principal Protected Main Street
Fund II, Rochester Fund Municipals, Rochester National Municipals and
Senior Floating Rate Fund, entitled "How Can You Buy Class A Shares? -
Class A Contingent Deferred Sales Charge." is amended by deleting the first paragraph and replacing it with the following paragraphs:

           There is no initial sales charge on purchases of
           Class A shares of any one or more of the
           Oppenheimer funds aggregating $1 million or more,
           or on purchases of Class A shares by certain
           retirement plans that satisfied certain
           requirements prior to March 1, 2001
           ("grandfathered retirement accounts").  However,
           those Class A shares may be subject to a Class A
           contingent deferred sales charge, as described
           below.  Retirement plans holding shares of
           Oppenheimer funds in an  omnibus account(s) for
           the benefit of plan participants in the name of a
           fiduciary or financial intermediary (other than
           OppenheimerFunds-sponsored Single DB Plus plans)
           are not permitted to make initial purchases of
           Class A shares subject to a contingent deferred
           sales charge.

           The Distributor pays dealers of record
           concessions in an amount equal to 1.0% of
           purchases of $1 million or more other than
           purchases by grandfathered retirement accounts.
           For grandfathered retirement accounts, the
           concession is 0.75% of the first $2.5 million of
           purchases plus 0.25% of purchases in excess of
           $2.5 million.  In either case, the concession
           will not be paid on purchases of shares by
           exchange or that were previously subject to a
           front-end sales charge and dealer concession.

8.    For the Senior Floating Rate Fund, the section entitled "How Can
You Buy Class A Share? - Class A Early Withdrawal Charge." is amended by deleting the first paragraph and replacing it the following paragraphs:

           There is no initial sales charge on purchases of
           Class A shares of any one or more of the
           Oppenheimer funds aggregating $1 million or more,
           or on purchases of Class A shares by certain
           retirement plans that satisfied certain
           requirements prior to March 1, 2001
           ("grandfathered retirement accounts").  However,
           those Class A shares may be subject to a Class A
           contingent deferred sales charge, as described
           below.  Retirement plans holding shares of
           Oppenheimer funds in an  omnibus account(s) for
           the benefit of plan participants in the name of a
           fiduciary or financial intermediary (other than
           OppenheimerFunds-sponsored Single DB Plus plans)
           are not permitted to make initial purchases of
           Class A shares subject to a contingent deferred
           sales charge.

           The Distributor pays dealers of record
           concessions in an amount equal to 1.0% of
           purchases of $1 million or more other than
           purchases by grandfathered retirement accounts.
           For grandfathered retirement accounts, the
           concession is 0.75% of the first $2.5 million of
           purchases plus 0.25% of purchases in excess of
           $2.5 million.  In either case, the concession
           will not be paid on purchases of shares by
           exchange or that were previously subject to a
           front-end sales charge and dealer concession.

9.    The first paragraph of the section entitled "Who Can Buy Class Y
Shares?" for the following Prospectuses: Bond Fund, Capital
Appreciation Fund, Capital Preservation Fund, Discovery Fund, Emerging
Growth Fund, Emerging Technologies Fund, Enterprise Fund, Equity Fund,
Inc., Global Fund, Global Opportunities Fund, Growth Fund, High Yield
Fund, Limited Term Government Fund, Main Street Fund, Main Street
Opportunity Fund, Main Street Small Cap Fund, MidCap Fund, Quest
Balanced Fund, Quest Opportunity Value Fund, Quest Value Fund, Inc.,
Real Asset Fund, Real Estate Fund, Rochester Fund Municipals, Select
Value Fund, Strategic Income Fund, U.S. Government Trust, and Value
Fund is amended by deleting the next to last sentence in that paragraph and substituting the following in its place:

            "They may include insurance companies, registered
            investment companies, employee benefit plans and
            Section 529 plans, among others."

10.   The section of the Prospectuses for Bond Fund, Limited Term
Government Fund, Main Street Fund, Inc., Strategic Income Fund and U.S.
Government Trust entitled "Who Can Buy Class Y Shares?" is amended by adding the following paragraph after the final paragraph in that section:

            Investments By "Funds of Funds." Class Y shares of
            the Fund are offered as an investment to other
            Oppenheimer funds that act as "funds of funds." The
            Fund's Board of Directors/Trustees has approved
            making the Fund's shares available as an investment
            to those funds. Those funds of funds may invest
            significant portions of their assets in shares of the
            Fund, as described in their respective prospectuses.
            Those other funds, individually and/or collectively,
            may own significant amounts of the Fund's shares from
            time to time. Those funds of funds typically use
            asset allocation strategies under which they may
            increase or reduce the amount of their investment in
            the Fund frequently, which may occur on a daily basis
            under volatile market conditions. Depending on a
            number of factors, such as the flows of cash into and
            from the Fund as a result of the activity of other
            investors and the Fund's then-current liquidity,
            those purchases and redemptions of the Fund's shares
            by funds of funds could require the Fund to purchase
            or sell portfolio securities, increasing its
            transaction costs and possibly reducing its
            performance, if the size of those purchases and
            redemptions were significant relative to the size of
            the Fund. For a further discussion of the possible
            effects of frequent trading in the Fund's shares,
            please refer to "Are There Limitations On Exchanges?".

11.   The section of each Prospectus, with the exceptions of the following Funds: AMT-Free Municipals, AMT-Free New York
Municipals, California Municipal Fund, Capital Preservation Fund,
Cash  Reserves, High Yield, International Value Fund, Limited
Term California Municipal Fund, Limited Term Municipal Fund,
Limited Term New York Municipal Fund, Main Street Opportunity
Fund, Main Street Small Cap Fund, Money Market Fund, Inc., New
Jersey Municipal Fund, Pennsylvania Municipal Fund, Principal
Protected Main Street Fund, Principal Protected Main Street Fund
II, Rochester Fund Municipals, Rochester National Municipals and
Senior Floating Rate Fund, entitled "Distribution and Service
(12b-1) Plans - Distribution and Service Plans for Class B, Class
C (add "Class M" for Convertible Securities Fund only) and Class
N Shares." is amended by deleting the seventh paragraph and
replacing it with the following paragraphs:

           Under certain circumstances, the Distributor will
           pay the full Class B, Class C or Class N
           asset-based sales charge and the service fee to
           the dealer beginning in the first year after
           purchase of such shares in lieu of paying the
           dealer the sales concession and the advance of
           the first year's service fee at the time of
           purchase, if there is a special agreement between
           the dealer and the Distributor.  In those
           circumstances, the sales concession will not be
           paid to the dealer.

           For Class C shares purchased through the
           OppenheimerFunds Recordkeeper Pro program, the
           Distributor will pay the Class C asset-based
           sales charge to the dealer of record in the first
           year after the purchase of such shares in lieu of
           paying the dealer a sales concession at the time
           of purchase.  The Distributor will use the
           service fee it receives from the Fund on those
           shares to reimburse FASCorp for providing
           personal services to the Class C accounts holding
           those shares.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

12.   The section of each Prospectus for Cash Reserves, High
Yield Fund, Main Street Opportunity Fund and Main Street Small
Cap Fund entitled "Distributions and Service (12b-1) Plans -
Distribution and Service Plans for Class B, Class C and Class N
Shares." is amended by adding the following paragraphs at the end of the section:

           Under certain circumstances, the Distributor will
           pay the full Class B, Class C or Class N
           asset-based sales charge and the service fee to
           the dealer beginning in the first year after
           purchase of such shares in lieu of paying the
           dealer the sales concession and the advance of
           the first year's service fee at the time of
           purchase, if there is a special agreement between
           the dealer and the Distributor.  In those
           circumstances, the sales concession will not be
           paid to the dealer.

           For Class C shares purchased through the
           OppenheimerFunds Recordkeeper Pro program, the
           Distributor will pay the Class C asset-based
           sales charge to the dealer of record in the first
           year after the purchase of such shares in lieu of
           paying the dealer a sales concession at the time
           of purchase.  The Distributor will use the
           service fee it receives from the Fund on those
           shares to reimburse FASCorp for providing
           personal services to the Class C accounts holding
           those shares.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

13.   The section of the Prospectus for the Capital Preservation
Fund entitled "Distribution and Service (12b-) Plans -
Distribution and Service Plans for Class B, Class C and Class N
Shares." is amended by deleting the last paragraph of the section and replacing it with the following paragraphs:

           Under certain circumstances, the Distributor will
           pay the full Class B, Class C or Class N
           asset-based sales charge and the service fee to
           the dealer beginning in the first year after
           purchase of such shares in lieu of paying the
           dealer the sales concession and the advance of
           the first year's service fee at the time of
           purchase, if there is a special agreement between
           the dealer and the Distributor.  In those
           circumstances, the sales concession will not be
           paid to the dealer.  Furthermore, the Distributor
           pays a sales concession of 0.25% of the purchase
           price of Class N shares to dealers from its own
           resources at the time of sale, except for Class N
           shares purchased through the OppenheimerFunds
           Recordkeeper Pro program, for which the
           Distributor does not pay a sales concession.

           For Class C shares purchased through the
           OppenheimerFunds Recordkeeper Pro program, the
           Distributor will pay the Class C asset-based
           sales charge to the dealer of record in the first
           year after the purchase of such shares in lieu of
           paying the dealer a sales concession at the time
           of purchase.  The Distributor will use the
           service fee it receives from the Fund on those
           shares to reimburse FASCorp for providing
           personal services to the Class C accounts holding
           those shares.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

14.   The section of the Prospectuses for AMT-Free Municipals,
AMT-Free New York Municipals, California Municipal Fund,
International Value Fund, Limited Term California Municipal Fund,
Limited Term Municipal Fund, Limited Term New York Municipal
Fund, New Jersey Municipal Fund, Pennsylvania Municipal Fund,
Rochester Fund Municipals, Rochester National Municipals and
Senior Floating Rate Fund entitled "Distribution and Service
(12b-1) Plans - Distribution and Service Plans for Class B and
Class C Shares." is amended by adding (for the Senior Floating
Rate Fund only, please delete the last paragraph then add) the following paragraphs at the end of the section:

           Under certain circumstances, the Distributor will
           pay the full Class B or Class C asset-based sales
           charge and the service fee to the dealer
           beginning in the first year after purchase of
           such shares in lieu of paying the dealer the
           sales concession and the advance of the first
           year's service fee at the time of purchase, if
           there is a special agreement between the dealer
           and the Distributor.  In those circumstances, the
           sales concession will not be paid to the dealer.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

15.   The section of each Prospectus, with the exception of
Principal Protected Main Street Fund, Principal Protected Main
Street Fund II and Senior Floating Rate Fund, entitled "How to
Exchange Shares - Are There Limitations on Exchanges?" is amended as follows:

      The first bullet point is amended to read as follows:

o     Shares are redeemed from one fund and are normally purchased from the other fund in the same transaction on the same
         regular business day on which the Transfer Agent or its
         agent (such as a financial intermediary holding the
         investor's shares in an omnibus account) receives an
         exchange request that conforms to the policies described
         above.  It must be received by the close of The New York
         Stock Exchange that day, which is normally 4:00 P.M. but
         may be earlier on some days.  The Transfer Agent may
         delay the reinvestment of the proceeds of an exchange up
         to five business days if it determines in its discretion
         that an earlier transmittal of the redemption proceeds
         to the receiving fund would be detrimental to the Fund
         from which the exchange is made or to the receiving fund.

      The second bullet point is amended to read as follows:

o     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected when
         its shares are repeatedly exchanged over the short
         term.  When large dollar amounts are involved, the
         Fund's implementation of its investment strategies may
         be negatively affected or the Fund might have to raise
         or retain more cash than the portfolio manager would
         normally retain, to meet unanticipated redemptions.
         Frequent exchange activity also may force the Fund to
         sell portfolio securities at disadvantageous times to
         raise the cash needed to meet those exchange requests.
         These factors might hurt the Fund's performance.  When
         the Transfer Agent in its discretion believes frequent
         trading activity by any person, group or account would
         have a disruptive effect on the Fund's ability to manage
         its investments, the Fund and the Transfer Agent may
         reject purchase orders and/or exchanges into the Fund.
         The history of exchange activity in all accounts known
         by the Transfer Agent to be under common ownership or
         control within the Oppenheimer funds complex may be
         considered by the Transfer Agent, with respect to the
         review of exchanges involving this Fund as part of the
         Transfer Agent's procedures to detect and deter
         excessive exchange activity.  The Transfer Agent may
         permit exchanges that it believes in the exercise of its
         judgment are not disruptive.  The Transfer Agent might
         not be able to detect frequent exchange activity
         conducted by the underlying owners of shares held in
         omnibus accounts, and therefore might not be able to
         effectively prevent frequent exchange activity in those
         accounts.  There is no guarantee that the Transfer
         Agent's controls and procedures will be successful to
         identify investors who engage in excessive trading
         activity or to curtail that activity.

         As stated above, the Fund permits dealers or financial
         intermediaries to submit exchange requests on behalf of
         their customers (unless the customer has revoked that
         authority).  The Manager, the Distributor and/or the
         Transfer Agent have agreements with a limited number of
         broker-dealers and investment advisers permitting them
         to submit exchange orders in bulk on behalf of their
         clients, provided that those broker-dealers or advisers
         agree to restrictions on their exchange activity (which
         are more stringent than the restrictions that apply to
         other shareholders).  Those restrictions include
         limitations on the funds available for exchanges, the
         requirement to give advance notice of exchanges to the
         Transfer Agent, and limits on the amount of client
         assets that may be invested in a particular fund.  The
         Fund and its Transfer Agent may restrict or refuse bulk
         exchange requests submitted by a financial intermediary
         on behalf of a large number of accounts (including
         pursuant to the arrangements described above) if, in the
         Transfer Agent's judgment exercised in its discretion,
         those exchanges would be disruptive to either fund in
         the exchange transaction.

16.   For the Senior Floating Rate Fund the second bullet point
under the section entitled "How to Exchange Shares - Are There
Limitations on Exchanges?" is deleted in its entirety and
replaced with the following:

o     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected when
         its shares are repeatedly exchanged over the short
         term.  When large dollar amounts are involved, the
         Fund's implementation of its investment strategies may
         be negatively affected or the Fund might have to raise
         or retain more cash than the portfolio manager would
         normally retain, to meet unanticipated redemptions.
         Frequent exchange activity also may force the Fund to
         sell portfolio securities at disadvantageous times to
         raise the cash needed to meet those exchange requests.
         These factors might hurt the Fund's performance.  When
         the Transfer Agent in its discretion believes frequent
         trading activity by any person, group or account would
         have a disruptive effect on the Fund's ability to manage
         its investments, the Fund and the Transfer Agent may
         reject purchase orders and/or exchanges into the Fund.
         The history of exchange activity in all accounts known
         by the Transfer Agent to be under common ownership or
         control within the Oppenheimer funds complex may be
         considered by the Transfer Agent, with respect to the
         review of exchanges involving this Fund as part of the
         Transfer Agent's procedures to detect and deter
         excessive exchange activity.  The Transfer Agent may
         permit exchanges that it believes in the exercise of its
         judgment are not disruptive.  The Transfer Agent might
         not be able to detect frequent exchange activity
         conducted by the underlying owners of shares held in
         omnibus accounts, and therefore might not be able to
         effectively prevent frequent exchange activity in those
         accounts.  There is no guarantee that the Transfer
         Agent's controls and procedures will be successful to
         identify investors who engage in excessive trading
         activity or to curtail that activity.

         As stated above, the Fund permits dealers or financial
         intermediaries to submit exchange requests on behalf of
         their customers (unless the customer has revoked that
         authority).  The Manager, the Distributor and/or the
         Transfer Agent have agreements with a limited number of
         broker-dealers and investment advisers permitting them
         to submit exchange orders in bulk on behalf of their
         clients, provided that those broker-dealers or advisers
         agree to restrictions on their exchange activity (which
         are more stringent than the restrictions that apply to
         other shareholders).  Those restrictions include
         limitations on the funds available for exchanges, the
         requirement to give advance notice of exchanges to the
         Transfer Agent, and limits on the amount of client
         assets that may be invested in a particular fund.  The
         Fund and its Transfer Agent may restrict or refuse bulk
         exchange requests submitted by a financial intermediary
         on behalf of a large number of accounts (including
         pursuant to the arrangements described above) if, in the
         Transfer Agent's judgment exercised in its discretion,
         those exchanges would be disruptive to either fund in
         the exchange transaction.

17.   The section entitled "How to Exchange Shares - Are There
Limitations On Exchanges?" for the Bond Fund, Limited Term
Government Fund, Main Street Fund, Inc., Strategic Income Fund
and U.S. Government Trust is amended by adding the following
"bullet point":

o     Frequent purchases and redemptions of the Fund's shares by funds of funds that invest in the Fund and periodically
            re-adjust the amount of their investment pursuant to
            asset reallocation programs (described in their
            prospectuses) may also increase the Fund's portfolio
            turnover and resulting transaction costs.  The Board
            of Directors/Trustees of the Fund considered the
            possible effects of those transactions when it
            permitted these asset reallocation arrangements.
            Please refer to "How To Buy Shares - Investing
            Through Funds of Funds" for more information.

18.   The section of the Prospectuses for Champion Income Fund,
Developing Markets Fund, Discovery Fund, Emerging Growth Fund,
Emerging Technologies Fund, Global Fund, Global Opportunities
Fund, Gold & Special Minerals Fund, High Yield Fund,
International Growth Fund, International Small Company Fund,
Quest International Value Fund, Real Asset Fund and Small Cap
Value Fund entitled "How to Sell Shares" is amended by deleting the second and third paragraphs and replacing them with the
following:

            Redemption Fee.  The Fund imposes a 2% redemption fee on
            the proceeds of Fund shares that are redeemed within 30
            days of their purchase. The fee applies in the case of
            shares redeemed in exchange transactions.  The redemption
            fee is collected by the Transfer Agent and paid to the
            Fund.  It is intended to help offset the trading, market
            impact, and administrative costs associated with short-term money movements into and out of the Fund, and to help deter excessive short term trading.  The fee is imposed to the
            extent that Fund shares redeemed exceed Fund shares that
            have been held more than 30 days.  For shares of the Fund
            that were acquired by exchange, the holding period is
            measured from the date the shares were acquired in the
            exchange transaction.  Shares held the longest will be
            redeemed first.

                  The redemption fee is not imposed on shares:

o     held in omnibus accounts of a financial intermediary, such as a broker-dealer or a retirement plan
                        fiduciary (however, shares held in
                        retirement plans that are not in omnibus
                        accounts, Oppenheimer-sponsored
                        retirement plans such as IRAs, and
                        403(b)(7) plans are subject to the fee),
                        if those institutions have not
                        implemented the system changes necessary
                        to be capable of processing the
                        redemption fee;
o     held by investors in certain asset allocation programs that offer automatic re-balancing or wrap-fee or
                        similar fee-based programs and that have
                        been identified to the Distributor and
                        the Transfer Agent;
o     redeemed for rebalancing transactions under the OppenheimerFunds
                        Portfolio Builder program;
o     redeemed pursuant to an OppenheimerFunds automatic withdrawal plan;
o     redeemed due to the death or disability of the shareholder;
o     redeemed as part of an automatic dividend exchange election established in advance of the exchange;
o     redeemed to pay fees assessed by the Fund or the Transfer Agent against the account;
o     redeemed from accounts for which the dealer, broker or financial institution of record has entered into an
                        agreement with the Distributor that
                        permits such redemptions without the
                        imposition of these fees, such as asset
                        allocation programs;
o     redeemed for conversion of Class B shares to Class A shares or pursuant to fund mergers; and
o     involuntary redemptions resulting from failure to meet account minimums.

19.   The section of each Prospectus entitled "Shareholder
Account Rules and Policies - A $12 annual fee" is amended by deleting the section in its entirety and replacing it with the following:

      A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually on or about the second to last "regular business day" of September.  See the
      Statement of Additional Information (shareholders may visit the
      OppenheimerFunds website) to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

July 6, 2004
PS0000.011

                 OPPENHEIMER CAPITAL PRESERVATION FUND
               Supplement dated September 30, 2004 to the
                   Prospectus dated December 23, 2003

1.  This supplement is in addition to the supplement dated July 6,
2004.  The supplements dated September 24, 2004 and December 29, 2003 are withdrawn.

2.   The following new section should be added after the section titled
"HOW THE FUND IS MANAGED - Advisory Fees" on page 15:

      PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment
      Manager, Distributor and Transfer Agent of the Fund, some of the
      Oppenheimer funds, including the Fund, and Directors or Trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs,
      improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the
      Investment Company Act and the Investment Advisers Act of 1940.
      The complaints further allege that by permitting and/or
      participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment
      Company Act and at common law. Those law suits were filed on
      August 31, 2004, September 3, 2004, September 14, 2004, September
      14, 2004, September 21, 2004 and September 22, 2004,
      respectively, in the U. S. District Court for the Southern
      District of New York. The complaints seek unspecified
      compensatory and punitive damages, rescission of the funds'
      investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their
      respective investment advisory or distribution agreements with the Fund.

3.   The first paragraph of the Section entitled "How to Buy Shares -
Which Class of Shares Should You Choose" is modified by adding the following sentence at the beginning of the paragraph:

     Effective September 27, 2004, sales of shares of the Fund to new accounts have been suspended by the Distributor.  Current
     shareholders are permitted to purchase additional shares of the
     Fund for existing accounts but may not establish new accounts in the Fund.

September 30, 2004
PS0755.019

                 OPPENHEIMER CAPITAL PRESERVATION FUND
                Supplement dated October 11, 2004 to the
                   Prospectus dated December 23, 2003

The supplement amends the Prospectus of Oppenheimer Capital
Preservation Fund (the "Fund") dated December 23, 2003, and is in addition to the supplements dated July 6, 2004 and September 30, 2004.
The Supplement dated September 24, 2004 is withdrawn:

1.     The following paragraph is added to the end of the section captioned "How the Fund is Managed" on page 18:

      At a meeting held October 6, 2004, the Board of Trustees of the
      Fund determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer
      Cash Reserves Fund.  The Board unanimously voted that the Fund should enter into an Agreement and Plan of Reorganization with
      Oppenheimer Cash Reserves covering the reorganization transaction
      (the "Reorganization").  The Board further determined that the
      Reorganization should be submitted to the Fund's shareholders for approval and recommended that shareholders approve the
      Reorganization.  Shareholders of record as November 15, 2004 will be entitled to vote on the Reorganization and will receive the proxy statement describing the Reorganization.  The anticipated date for the shareholder meeting is on or about January 21, 2005, with the Reorganization to be effected on or about January 28,
      2005.  Subject to approval by the Fund's shareholders, upon the
      Reorganization of the Fund into Oppenheimer Cash Reserves, the
      Fund will no longer exist.

      Oppenheimer Cash Reserves is a money market fund which seeks, as its investment objective, the maximum current income that is consistent with stability of principal.  Consistent with its investment objective and investment policies, Oppenheimer Capital
      Preservation Fund will increase the amount of its investment assets that are money market securities, and expects to have 100%
      of its assets invested in money market securities prior to the
      Reorganization.

      The Board has taken these actions in light of current regulatory uncertainty regarding the valuation methodology of wrapper agreements by mutual fund, the potential future lack of
      availability to mutual funds, the potential future lack of availability to mutual funds of wrapper agreements on
      economically viable terms necessary for the Fund's investment strategy and the current rising interest rate environment. The
      Board believes these actions are in the best interests of
      shareholders and will help better ensure that shareholders will be invested in a Fund that seeks to maintain a stable net asset value.

      As disclosed in the Fund's most recent annual report, the staff of the U.S. Securities and Exchange Commission has inquired of registered "stable value" mutual funds, including the Fund, as to the methodology used by such mutual funds to value their wrapper agreements. The SEC and its staff have not issued any public statement regarding the results of its inquiry or any conclusions that it may have reached, nor indicated when, if at all, such a statement may be issued. It is possible that the SEC staff's or
      SEC's conclusions could require stable value mutual funds to cease using the types of wrapper agreements commonly used today by such funds and purchase substantially restructured wrapper agreements the terms of which cannot be assessed at this time and may not be available in the market place.

      Interest rates have risen over the last several months and that general trend is expected to continue for the next several months. The Board considered the fact that the Fund's potential inability to continue valuing its wrapper agreements under the current methodology or to obtain substantially restructured wrapper agreements in such an environment could have potentially adverse consequences to shareholders. Accordingly, the Board has taken the actions described at this time to prevent the
      possibility of such an occurrence.

      More details about the proposed change in investment goal will be contained in a proxy statement which will be sent to shareholder of record.

2.    The first paragraph of the Section entitled "How to Buy Shares -
Which Class of Shares Should You Choose" on page 21 is modified by adding the following sentence at the beginning of the paragraph:

      Effective September 27, 2004, sales of shares of the Fund to new accounts have been suspended by the Distributor.  Current
      shareholders are permitted to purchase additional shares of the
      Fund for existing accounts but may not establish new accounts in the Fund.

October 11, 2004                                      PS0755.020

Oppenheimer
Capital Preservation Fund

Prospectus dated December 23, 2003       Oppenheimer Capital Preservation Fund
                                         is a mutual fund. It seeks high
                                         current income while seeking to
                                         maintain stable prices for its shares.
                                         The Fund invests mainly in the shares
                                         of other Oppenheimer mutual funds and
                                         buys special investment contracts from
                                         financial institutions such as banks
                                         that are intended to stabilize the
                                         Fund's share prices. The Fund's shares
                                         are offered only to retirement plans
                                         and 403(b)(7) custodial plans.
                                             The Fund is not a money market
                                         fund, and there is no guarantee that
                                         it will be able to maintain stable
                                         share prices.
                                             This Prospectus contains important
                                         information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. It also contains
                                         important information about how to buy
                                         or sell shares of the Fund and other
                                         account features. Please read this
                                         Prospectus carefully before you invest
                                         and keep it for future reference about
As with all mutual funds, the            your account.
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

                                                       [logo] OppenheimerFunds
                                                       The Right Way to Invest

CONTENTS

            A B O U T   T H E   F U N D

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies
            Main Risks of Investing in the Fund
            The Fund's Past Performance
            Fees and Expenses of the Fund
            About the Fund's Investments
            How the Fund is Managed

            A B O U T  YOUR  A C C O U N T

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone
            Redemption Fees

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Financial Highlights

10

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S  INVESTMENT  OBJECTIVE?  The Fund seeks high current income while seeking to maintain a stable value per share.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. The
Fund normally invests at least 85% of its total assets in shares of other
Oppenheimer funds, listed in the chart below, that seek current income. The
Fund buys shares of the underlying Oppenheimer funds within the parameters listed below in normal market conditions. "Normal market conditions" are when securities markets and economic conditions are not unstable or adverse, in the judgment of the Fund's investment Manager, OppenheimerFunds, Inc.

Oppenheimer Fund                         Normal  Allocation  of the  Fund's  Net
                                         Assets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund At least 65% but not more than 95%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Bond Fund                    Not more than 20%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund        Not more than 20%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer U.S. Government Trust        Not more than 15%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Money Market Fund, Inc.      At least 5%

      To try to maintain the prices of its shares at $10.00, the Fund also invests up to 15% of its net assets in specialized investment contracts, referred to as "wrapper agreements," that are issued by banks, insurance companies or other financial institutions. A wrapper agreement is a contract that obligates the wrapper provider to maintain the book value (the adjusted cost basis) of some or all of the assets in the Fund's portfolio.

      Under the terms of the Fund's current wrapper agreement, the Manager can vary the Fund's investment allocation in the other Oppenheimer funds within the parameters stated in the chart above. However, the Fund is required to invest at least the minimum amount of its assets stated in the chart in Oppenheimer Limited-Term Government Fund and Oppenheimer Money
Market Fund. Those allocations can change under the wrapper agreement and might also change if the Fund buys other wrapper agreements.

      The Fund normally attempts to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis).
This is done to try to reduce the volatility of the values of its portfolio investments. In implementing this strategy, the Fund looks to the average effective portfolio duration of each of the underlying funds in which it invests.

      In return for the stable net asset value protection provided by a wrapper agreement, in most cases the shareholder foregoes any gains realized by the Fund from its portfolio investments. Those gains are paid in most cases to the provider of the wrapper agreement as part of the consideration for the risks it assumes.

--------------------------------------
What is "Duration"?  Duration is a
measure of the expected price
volatility of a debt security or
portfolio. "Effective portfolio
duration" means the expected
percentage change in the value of a
bond resulting from a change in
general interest rates (measured by
a 1% change in U.S. Treasury
security rates). Duration and
interest rates are inversely
related. For example, if a bond has
an effective duration of three
years, a 1% increase in general
interest rates would be expected to
cause the bond's value to decline
about 3%.
--------------------------------------

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL?  The
Fund's portfolio manager allocates the Fund's assets mainly among shares of other Oppenheimer funds that seek current income, normally according to the allocation parameters described above, and within the investment restrictions contained in its wrapper agreement. Those restrictions typically impose credit quality, duration and percentage allocation standards that correspond to or may be stricter than the Fund's own investment policies.

      For example, the Fund's current wrapper agreement limits the Fund's investments in other Oppenheimer funds to the percentages in the chart above, along with U.S. Treasury obligations, money market instruments and derivative investments on U.S. Treasury securities, such as futures and options.
Additionally, the Fund must maintain an average credit quality of at least
"AA-" (as rated by Standard & Poor's Rating Services ("S&P")) and "Aa3" (as
rated by Moody's Investors Service, Inc. ("Moody's")).

      The relatively greater emphasis on investments in Oppenheimer
Limited-Term Government Fund is intended to help limit volatility in the
Fund's share prices, because Oppenheimer Limited-Term Government Fund also seeks to maintain an effective average portfolio duration of not more than three years. If the Fund's other mutual fund investments become more volatile, the portfolio manager can increase the relative allocation of the
Fund's assets in Oppenheimer Money Market Fund to up to 100%, because that fund seeks to maintain a stable share price of $1.00. The portfolio manager may also use U.S. government securities and money market investments that offer current income while helping reduce overall portfolio volatility.

      In selecting a wrapper agreement provider to seek to maintain share price stability, the Fund looks at the universe of financial institutions that offer such agreements and attempts to select the providers that have acceptable credit ratings and offer contract terms that are as favorable as the Fund can negotiate. The Fund can enter into multiple wrapper agreements to cover the assets of the Fund.

WHO IS THE FUND DESIGNED FOR?  Shares of the Fund are offered only to certain types of retirement plans. These include participant-directed qualified retirement plans and 403(b)(7) custodial plans that have special agreements with the Fund's Distributor. The Fund is designed for Plan participants who may wish to allocate a portion of their retirement plan portfolio to a fund seeking current income while seeking to maintain a stable share price. The
Fund is not a money market fund. Because it does not seek capital appreciation in the value of its shares nor does it seek to distribute capital gains, it is not appropriate for investors whose main goal is growth in the value of their investment. While it may be appropriate for a portion of a retirement plan investment, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. Overall, there is the risk that security selection and asset allocation by the Manager might not be successful in seeking the Fund's investment objective, or could cause the Fund to underperform other funds having a similar objective.

RISKS UNDER THE FUND'S WRAPPER AGREEMENTS. While a wrapper agreement is intended to offset changes in the book value of the Fund's investments and help the Fund maintain stable share prices at $10.00 per share, there can be no guarantee that the Fund's wrapper agreements will enable the Fund to meet those goals. Because there is no active trading market for wrapper agreements, they are illiquid investments, which means that the Fund cannot quickly sell or assign its position at an acceptable price. There is the risk that the provider of a wrapper agreement might default on its obligations to the Fund. If the Fund defaults in its obligations under a wrapper agreement, for example, by violating any investment limitations imposed under the agreement, the issuer might terminate the agreement.

      The universe of financial institutions offering wrapper agreements is limited, and there is the risk that the Fund might not be able to purchase wrapper agreements or might not be able to buy them at a competitive cost. It is also possible that the Fund might not be able to buy wrapper agreements to cover all of its portfolio investments. If a wrapper agreement were terminated, the Fund might not be able to secure a replacement agreement as to the assets covered by the terminated agreement. The Fund pays fees to the wrapper provider, increasing the Fund's expenses and reducing the Fund's overall returns.

      If any of those events were to occur, there is a risk that the price of the Fund's shares could fall below $10.00 per share. That could occur if market or economic conditions or political events affect the value of the
Fund's investments, if prevailing interest rates rise causing the values of the Fund's investments in debt securities to fall, if the Fund's attempts to limit its effective average portfolio duration are unsuccessful, or if the issuer of a debt security the Fund buys defaults on its obligation to pay interest or repay principal.

      The Fund's Board of Trustees has valued the wrapper agreement pursuant to its fair valuation procedures at "contract value," that is, the difference between book value of the wrapper agreement and the current market value of the Fund's assets that are covered by the wrapper agreement. If the Board were to determine in good faith to assign a value to the wrapper agreement other than contract value, then the Fund may not be able to maintain a stable net asset value per share.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the underlying
Oppenheimer funds in which the Fund invests has its own investment risks, and those risks can affect the value of each fund's shares and therefore the value of the Fund's investment. Because each of the underlying funds invests principally in debt securities, those funds are subject to interest rate risks and credit risks.

Interest Rate Risks. The values of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall and they may sell at a discount from their face amount. The magnitude of those fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities. Some of the underlying funds in which the Fund invests, such as Oppenheimer Bond Fund and Oppenheimer
      Strategic Income Fund, typically invest in debt securities that have longer maturities, and changes in values of the shares of those funds when interest rates change could make the value of the Fund's share prices fall unless the Fund's wrapper agreements are sufficient to enable the Fund to maintain stable share prices. Additionally, when interest rates fall, the underlying funds' investments in new securities will have lower yields, possibly reducing the Fund's income from those investments.

Credit Risks. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer of a debt security held by an underlying fund fails to pay interest, that fund's income paid to its shareholders, including the Fund, might be reduced. If the issuer fails to repay principal, the value of that security and the underlying fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. Some of the underlying funds, such as Oppenheimer Bond Fund and Oppenheimer Strategic Income
      Fund, invest in securities that are below investment grade in credit quality, which have greater risks than U.S. government securities or other investment grade debt securities.

Risks of Foreign Securities. Oppenheimer Strategic Income Fund typically invests substantial portions of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the share prices and income of that underlying fund. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the underlying funds make from the income they receive from foreign securities if foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the underlying funds, reducing the income they pay to shareholders such as the Fund.

HOW RISKY IS THE FUND OVERALL?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. While under most circumstances, the net asset value of your shares should be the same upon redemption as when they were purchased, there is the risk that when you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objective.

      While the Fund's goal of maintaining stable share prices may reduce the volatility of investing in the Fund while seeking current income, because the
Fund will not seek capital gains or growth in the value of its shares, the costs of its wrapper agreements will reduce its returns and there is the risk that its total return may be less than an investment in funds that focus on stocks or higher-yielding bonds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing annual total returns]

Sales  charges  and taxes are not  included in the  calculations  of return in this bar chart,  and if those  charges  and taxes were  included,  the returns would be less than those shown.
For the period  1/1/03 to 9/30/03,  the  cumulative  return  (not  annualized)
before taxes for Class A shares was 1.60%.
During  the  periods  shown  in  the  bar  chart,   the  highest  return  (not
annualized)  before  taxes for a calendar  quarter was 1.56% (1st  Qtr'00) and
(1st  Qtr'01)  and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was 0.83% (4th Qtr'02).

Average Annual Total Returns                1 Year     5 Years (or life
                                                         of class, if
for the periods ended December 31, 2002                     less)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class A Shares (inception 9/27/99)
   Return Before Taxes                       1.09%          4.52%
------------------------------------------------------------------------
------------------------------------------------------------------------
Lehman Brothers 1-3 year Government          6.01%          7.15%
Bond Index
   (reflects no deduction for fees,
expenses or taxes)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class B Shares (inception 9/27/99)           0.11%          4.42%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class C Shares (inception 9/27/99)           3.08%          4.96%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class N Shares (inception 3/1/01)            3.86%          5.32%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class Y Shares (inception 9/27/99)           4.88%          5.88%

1. From 9/30/99
The Fund's average annual total returns include the applicable sales charges:
for Class A, the current maximum initial sales charge of 3.50%; for Class B, the contingent deferred sales charges of 4% (1-year) and 2% (life of class);
and for Class C and Class N, the 1% contingent deferred sales charge for the
1-year period. There is no sales charge for Class Y shares.
The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Lehman Brothers 1-3 year Government Bond Index, an unmanaged index of
U.S. government securities with maturities of 1 to 3 years. The index performance includes the reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments will vary from the securities in the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
In addition, the Fund will indirectly bear its pro-rata share of the expenses of the underlying mutual funds in which it invests. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund through a retirement plan. The numbers below are based on the Fund's expenses during its fiscal year ended
October 31, 2003.

Shareholder Fees (charges paid directly from your investment):

                                Class A    Class B  Class C   Class N  Class Y
                                  Shares    Shares   Shares    Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases (as % of offering       3.50%      None     None      None     None
price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
Load)                             None1      4%2       1%3      1%5      None
(as % of the lower of the
original offering price or
redemption proceeds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Redemption Fee                    2.0%4     2.0%4     2.0%4    2.0%4    2.0%4

1. A contingent deferred sales charge may apply to redemptions of investments of $500,000 or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the fifth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Certain redemptions of shares that are made on less than 12 months' prior written notice to the Fund are subject to a redemption fee of 2% of the proceeds of the redemption. Please refer to "Redemption Fees" in "How to Sell
Shares," below for details.
5. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Combined Annual Fund Operating Expenses:
(% of average daily net assets)

                                  Class A   Class B  Class C  Class N  Class Y
                                   Shares    Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                     0.74%    0.74%    0.74%    0.74%    0.74%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service         0.25%    1.00%    1.00%    0.25%     N/A
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                      0.82%    1.14%    1.04%    0.57%    0.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses     1.81%    2.88%    2.78%    1.56%    1.07%

The Combined  Annual Fund Operating  Expenses table includes the Direct Annual
Fund  Operating  Expenses  (as  shown  in the  table  below)  and the fees and expenses  indirectly incurred by the Fund through its investments in shares of the underlying  Oppenheimer  funds.  The expenses of the underlying  funds are based on their respective most recent fiscal  year-end.  The allocation of the
Fund's net assets  among the  underlying  Oppenheimer  funds was as follows at
October 31, 2003: 68% in Class Y shares of Limited Term  Government  Fund, 10%
in Class Y shares of Bond Fund,  5% in shares of Money Market  Fund,  Inc. and
17% in Class Y shares of  Strategic  Income  Fund.  While the Manager does not anticipate  changing that allocation often, if the allocation is changed,  the
Combined  Annual Fund Operating  Expenses of the Fund in future years could be more than those shown above.

Direct Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
                                  Class A   Class B  Class C  Class N  Class Y
                                   Shares    Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                     0.30%    0.30%    0.30%    0.30%    0.30%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service         0.25%    1.00%    1.00%    0.25%     N/A
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                      0.71%    1.03%    0.93%    0.46%    0.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses     1.26%    2.33%    2.23%    1.01%    0.52%

The Direct Annual Fund Operating Expenses table includes those expenses paid directly by the Fund. The "Management Fees" in the table above are the fees paid directly by the Fund as reduced by the management fees paid to the
Manager by the underlying funds on assets representing investments by the
Fund in shares of those underlying funds. That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of
0.75%.
"Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the tables are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit transfer agent fees to 0.35% of average daily net assets for all classes. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and
"Total Annual Operating Expenses" under the Direct Annual Fund Operating
Expenses table as percentages of average daily net assets were 0.54% and
1.09% for Class A, 0.57% and 1.87% for Class B and 0.57% and 1.87% for Class
C. Class N and Class Y expenses were the same as shown above.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples, which are based on the Combined Annual Fund Operating Expenses, assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods and that the redemption fee does not apply. The second example assumes that you keep your shares and that the redemption fee does not apply. The third example assumes that you redeem all of your shares at the end of those periods and that the redemption fee applies. All three examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these expense assumptions your expenses would be as follows:

If shares are redeemed    1 Year   3 Years  5 Years  10 Years
(no redemption fee):
--------------------------------------------------------------
--------------------------------------------------------------
Class A Shares             $474      $736    $1,017   $1,819
--------------------------------------------------------------
--------------------------------------------------------------
Class B Shares             $636      $927    $1,345  $2,1511
--------------------------------------------------------------
--------------------------------------------------------------
Class C Shares             $326      $697    $1,195   $2,565
--------------------------------------------------------------
--------------------------------------------------------------
Class N Shares             $203      $322     $558    $1,236
--------------------------------------------------------------
--------------------------------------------------------------
Class Y Shares              $53      $167     $291     $653

If shares are not
redeemed:
(no redemption fee)       1 Year   3 Years  5 Years  10 Years
--------------------------------------------------------------
--------------------------------------------------------------
Class A Shares             $474      $736    $1,017   $1,819
--------------------------------------------------------------
--------------------------------------------------------------
Class B Shares             $236      $727    $1,245  $2,1511
--------------------------------------------------------------
--------------------------------------------------------------
Class C Shares             $226      $697    $1,195   $2,565
--------------------------------------------------------------
--------------------------------------------------------------
Class N Shares             $103      $322     $558    $1,236
--------------------------------------------------------------
--------------------------------------------------------------
Class Y Shares              $53      $167     $291     $653

If shares are redeemed    1 Year   3 Years  5 Years  10 Years
(with redemption fee):
--------------------------------------------------------------
--------------------------------------------------------------
Class A Shares             $527      $900    $1,296   $2,402
--------------------------------------------------------------
--------------------------------------------------------------
Class B Shares             $691     $1,092   $1,618  $2,7171
--------------------------------------------------------------
--------------------------------------------------------------
Class C Shares             $381      $862    $1,469   $3,109
--------------------------------------------------------------
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Class N Shares             $259      $493     $850    $1856
--------------------------------------------------------------
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Class Y Shares             $109      $340     $590    $1,306

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges but do not include the redemption fee. In the second example, Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges and do not include the redemption fee. In the third example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charge and the 2% redemption fee. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described in this Prospectus. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Fund's investment Manager, OppenheimerFunds, Inc., tries to reduce risks by allocating the Fund's investments in underlying mutual funds to seek to keep effective average portfolio duration to not more than three years and to help reduce overall share price volatility, and by purchasing wrapper agreements. However, changes in the overall market prices of debt securities and the income they pay can occur at any time, and the Fund's share prices and income could fluctuate.

Investments in Other Mutual Funds. Under normal circumstances, the Fund invests mainly in shares of Oppenheimer Limited-Term Government Fund,
      Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer
      Strategic Income Fund, and Oppenheimer Money Market Fund, Inc. (those funds are referred to as the "underlying funds"). These underlying funds were chosen based on the Manager's determination that they could provide a high current return while being acceptable investments under wrapper agreements. Following are brief descriptions of the investment objectives and policies of the underlying funds. Those objectives and policies may change from time to time without the need for approval by the Fund's shareholders. Additional information about the underlying funds is contained in the Statement of Additional Information and in the respective prospectus for each underlying fund. To obtain a prospectus of any of the underlying funds, simply call the toll-free number listed on the back cover of this Prospectus.
o     Oppenheimer Limited-Term Government Fund. This fund seeks high current return and safety of principal. The fund invests at least 80% of its net assets in debt securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements on those securities and hedging instruments. The fund may invest up to 20% of its assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment grade corporate debt obligations and certain other high quality debt obligations. It also seeks to maintain an average effective portfolio duration of not more than three years, to help reduce overall share price volatility. This fund can also write covered calls and use certain types of securities called
      "derivative investments" and hedging instruments to try to manage duration, enhance income and manage investment risks.
o     Oppenheimer Bond Fund. This fund seeks a high level of current income by investing mainly in debt instruments. Under normal market conditions, this fund invests at least 80% of its net assets in debt securities and at least 65% of its total assets in investment grade securities. These include investment-grade debt securities rated BBB or above by S&P or Baa or above by Moody's or another nationally recognized statistical rating organization, or unrated securities that are of comparable quality in the opinion of the Manager. The Fund also buys securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or obligations secured by such securities.

      The fund can invest up to 35% of its total assets in high yield instruments that are below investment grade (commonly referred to as
      "junk bonds") issued by foreign or domestic issuers. Although non-investment grade securities generally offer the potential for higher income than investment grade securities, they may be subject to greater market fluctuations and a greater risk of default because of the issuer's low creditworthiness.
o     Oppenheimer U.S. Government Trust. This fund seeks high current income consistent with preservation of capital. This fund invests mainly in debt instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and repurchase agreements on U.S. government securities. This fund may also invest in "stripped" mortgage-related securities. Stripped mortgage-related securities usually have two classes that receive different proportions of the interest and principal payments. In certain cases, one class will receive all of the interest payments, while the other class will receive all of the principal value on maturity. These investments are subject to greater volatility in price when prevailing interest rates change. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. government securities.
o     Oppenheimer Strategic Income Fund. This fund seeks high current income by investing mainly in debt securities in three market sectors: (1)
      debt securities of foreign governments and companies, (2) U.S.
      government securities, and (3) lower-rated, high yield debt securities of U.S. and foreign companies. Under normal market conditions, the fund will invest some of its assets in each of those three sectors, but the fund is not required to invest any fixed amount of its assets in any sector. The fund can invest up to 100% of its assets in any one sector if the Manager believes that in doing so the Strategic Income Fund can achieve its objective without undue risk.
o     Oppenheimer Money Market Fund. This fund seeks the maximum current income that is consistent with stability of principal. It invests in short-term high-quality money market instruments. They include short-term U.S. government securities, repurchase agreements, certificates of deposit and commercial paper. The fund attempts to maintain a stable share price of $1.00 per share, but there is no guarantee it will do so. The Fund can invest up to 100% of its net assets in shares of Oppenheimer Money Market Fund for temporary defensive purposes.

Wrapper Agreements. The Fund intends to purchase wrapper agreements from insurance companies, banks or other financial institutions that are rated, at the time of the Fund's purchase of the wrapper, in one of the top three long-term rating categories of Moody's or S&P.

      Each wrapper agreement the Fund enters into will obligate the issuer of the wrapper to maintain the "book value" of a portion of the Fund's investments if certain events occur. The Fund may elect not to cover some of its assets with wrapper agreements, such as debt securities that have a remaining maturity of 60 days or less and any cash or other short-term investments.

      Under the terms of a typical wrapper agreement, if the assets covered by the agreement plus accrued income are insufficient to provide proceeds for redemption of Fund shares by a retirement plan investing in the Fund, the wrapper provider becomes obligated to pay to the Fund its share of the amount required to redeem the shares at their book value (which will normally be $10.00 per share).

      Under a wrapper agreement, the issuer may be called upon to make payments to the Fund to enable the Fund to pay redemption proceeds for its shares based on the purchase price (the "book value") of the Fund's assets covered by the agreement, rather than the market value of those covered assets. The book value of the covered assets is the price the
      Fund paid for them plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement.
      That rate is referred to as the "crediting rate." There may be an adjustment to the crediting rate if the Fund owns any defaulted securities that are covered assets under the wrapper agreement. The crediting rate normally is reset monthly. However, if there is a material change in interest rates or purchases or redemptions of Fund shares, the crediting rate may be reset more frequently than monthly.

      The crediting rate can change as the difference between market value and book value of the covered assets changes. As a result, the crediting rate will generally reflect movements in prevailing interest rates. However, at times it may be more or less than the prevailing interest rate or the actual income earned on the covered assets. The degree of any increase or decrease in the crediting rate will also depend on the duration of the Fund's portfolio. Since any differences between the market value and book value of a covered asset are amortized over a period equal to the duration of the Fund, any differences between book value and market value will be amortized faster as duration decreases and more slowly as the Fund's portfolio duration increases.

      The crediting rate may also be affected by increases and decreases of the amount of covered assets under the wrapper agreement as a result of the purchase and redemption of Fund shares resulting from contributions to the retirement plans that invest in the Fund and distributions from those plans. In no event will the crediting rate under a wrapper agreement the Fund enters into fall below zero.

      The terms of the wrapper agreements may vary as to exactly when payments must actually be made between the Fund and the wrapper provider. In most cases, payments will be due under a wrapper agreement only upon termination of the agreement, upon total liquidation of the assets covered by the agreement, or when the market value of the covered assets falls below a certain percentage of their book value.
      Certain terminations of a wrapper agreement, for example when a new wrapper provider is substituted for the original wrapper provider, might not trigger a payment obligation. Additionally, a wrapper provider's obligation to make payments for Plan withdrawals (as opposed to those directed by Plan participants) may require adjustments to the crediting rate and increases in the Fund's holdings of short term investments, which might adversely affect the return of the Fund.

      If the Fund had to liquidate all of its portfolio assets covered under a wrapper agreement to raise cash to pay redemption proceeds for Fund shares, the wrapper provider may be obligated to pay the Fund all or some of the difference between the market value and book value of the covered assets, if market value is less than the book value. If, on the other hand, the market value of the liquidated covered assets is greater than the corresponding book value, the Fund may be obligated to pay all or some of the difference to the wrapper provider.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These investments and techniques have risks, although some are designed to help reduce overall investment or market risks. Some investments and investment techniques may be limited from time to time under the terms of a wrapper agreement.

U.S. Treasury Obligations. The Fund can invest in securities issued or guaranteed by the U.S. Treasury. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to 10 years), and Treasury bonds (which have maturities of more than 10 years). U.S. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy
      U. S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below and Treasury Inflation-Protection Securities ("TIPS").

Derivative Investments. The Fund can invest in a number of different kinds of
      "derivative" investments based on U.S. Treasury securities. In general terms, a "derivative" investment is an investment contract whose value depends on or is derived from the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund can use may be considered "derivative investments."  In addition to using hedging instruments, the Fund can use other derivative investments because they offer the potential for increased income.

      Derivatives have special risks. If the issuer of a derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to. If that happens, the Fund's share prices could fall, and the Fund could get less income than expected or its hedge might be unsuccessful. Certain derivative investments held by the Fund may be illiquid, making it difficulty for the Fund to sell them quickly at an acceptable price.

o     Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging
      instruments."  The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them under its investment policies and wrapper agreement. The Fund is not required to use hedging instruments in seeking its objective.

      The Fund could buy and sell options and futures to try to manage interest rate risks and its portfolio duration. To the extent hedging instruments reduce fluctuations in the market value of the assets cover by a wrapper agreement, they will also reduce the risk exposure to the wrapper provider under that agreement.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the income the Fund receives. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The
Manager and its subsidiaries and controlled affiliates managed more than $135 billion in assets as of September 30, 2003, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

Portfolio Manager. Since April 23, 2002, the Fund is managed by a portfolio management team comprised of Angelo Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr.
      Manioudakis is a Senior Vice President of the Manager. Prior to joining the Manager in April 2002, he was Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
      Investment Management (from August 1993 to April 2002).

Advisory Fees. Under the investment advisory agreement, the Fund is required to pay the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million,
      0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
      of the next $200 million and 0.50% of average annual net assets over $1 billion. That fee is reduced by the management fees received by the
      Manager from the underlying funds attributable to the Fund's investments in shares of those underlying funds. This assures that the
      Manager is not paid twice for managing the same assets, and the management fee paid directly and indirectly by the Fund to the Manager shall not exceed the fee rates listed above. The Fund's management fee for its last fiscal year ended October 31, 2003 was 0.30% of average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

      Shares of the Fund are offered only to retirement plans that meet criteria set by the Distributor. Purchases of Fund shares on behalf of participants in retirement plans that invest in the Fund are handled in accordance with the respective Plan's provisions. Plan participants should contact their Plan administrator to find out how to instruct the Plan
Administrator to buy shares of the Fund for their account. It is the responsibility of the Plan administrator or other Plan service provider to forward purchase instructions to the Fund's Distributor. The following explanation of how to purchase Fund shares is intended for Plan administrators and Plan service providers.

Buying Shares Through A Dealer. Retirement plans can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. The dealer will place the purchase order with the
      Distributor on behalf of the Plan.

Buying Shares Through the Distributor. The Plan administrator or trustee should complete the appropriate OppenheimerFunds retirement plan account application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the
      Distributor will act as the Plan's agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for your retirement plan.

o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic payments through the Automated
      Clearing House (ACH) system. You can provide those instructions automatically by telephone instructions using OppenheimerFunds
      PhoneLink described below. Please refer to "AccountLink," below for more details.

How Much Must You Invest? A retirement plan can buy Fund shares with a minimum initial investment of $500 and make subsequent investments with as little as $50.

      The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or a Plan can ask its dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold?  Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and timely sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
      Fund's Board of Trustees has established procedures to value the Fund's securities in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained including the wrapper agreement purchased by the Fund

      The staff of the Securities and Exchange Commission has inquired of registered "stable value" mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the Fund has not received any indication whether or when the Securities and Exchange Commission will take any action as a result of their review of this matter. If the
      Securities and Exchange Commission determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the Fund may be required to use a different accounting methodology under which the fair value of the Fund's wrapper agreements could fluctuate daily, and if that were to occur, the Fund would probably not be able to maintain a stable net asset value per share. As a result, the Fund's net asset value could be greater or less than $10 per share on a daily basis.

The Offering Price. To receive the offering price for a particular day, the
      Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
What Classes of Shares Does the Fund Offer?  The Fund offers Plans five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge.
      The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
      Shares?" below.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within five years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to retirement plans that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for your Plan, the decision as to which class of shares is best suited to your Plan depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much your Plan intends to invest and how long the Plan intends to hold the investment. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long the Plan expects to hold its investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much the Plan will invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

o     Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if the Plan has a relatively short-term investment horizon (that is, it will hold shares for not more than five years), you should probably consider purchasing Class A or Class C shares on behalf of the Plan rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if shares are redeemed within five years, as well as the effect of the
      Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice
      (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts the Plan sells after holding them one year.

      However, if the Plan intends to invest more than $100,000 for the shorter term, then as the Plan's investment horizon increases toward five years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on the Plan's account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      The Distributor normally will not accept purchase orders of $250,000 or more of Class B shares or $1 million or more of Class C shares from a single Plan.

o     Investing for the Longer Term. If the Plan is investing less than
      $100,000 for the longer-term, and does not expect to need access to its money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences in Account Features That Matter to You?  Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable because of the effect of the contingent deferred sales charge for Class B, Class C and Class
      N shareholders. Therefore, you should carefully review how the Plan will use its investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charges described below and in the Statement of Additional Information. Share certificates are only available for Class A shares.

How Do Share Classes Affect Payments to Your Broker?  A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to re-allow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

---------------------------------------------------------------------------------
                       Front-End Sales     Front-End Sales
                         Charge As a         Charge As a         Concession
                        Percentage of     Percentage of Net   As Percentage of
Amount of Purchase     Offering Price      Amount Invested     Offering Price
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Less than $100,000          3.50%               3.63%               3.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$100,000 or more            3.00%               3.09%               2.50%
but less than
$250,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$250,000 or more
but less than               2.50%               2.56%               2.00%
$500,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$500,000 or more but        2.00%               2.04%               1.50%
less than $1 million
---------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges?  A Plan may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced Sales
      Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or on purchases by particular types of retirement plans that were permitted to purchase such shares prior to
      March 1, 2001 ("grandfathered retirement accounts"). The Distributor pays dealers of record a concession of 0.25% on such purchases. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18 month holding period measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      The contingent deferred sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. On such purchases the Distributor currently pays dealers of record concessions in an amount equal to
      0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information.
      There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within five years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since the Plan invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
                                        Contingent Deferred Sales Charge on
Years Since Beginning of Month in       Redemptions in That Year
Which Purchase Order was Accepted       (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 5                             None
-------------------------------------------------------------------------------
In the table,  a "year" is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after a Plan purchases them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B
      Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares a Plan holds convert, a prorated portion of Class B shares that were acquired by the reinvestment of dividends and distributions on the converted share will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion"
      in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

How Can You Buy Class N Shares? Class N shares are offered only to retirement plans (including 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through group retirement plans
(which do not include 403(b) plans) that have assets of  $500,000 or more or
100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
         Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to a 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
         Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on Plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the Plan, not by Plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES?  Class Y shares are sold at net asset value per share without sales charge directly to certain employee benefit plans that have special agreements with the Distributor for this purpose.

      While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, a broker-dealer arranging purchases of Class Y shares for Plan accounts may impose charges on those purchases. The procedures for buying, selling, exchanging, or transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado), and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus may not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the Plan, not by Plan participants for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. The
      Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the Class B and Class C plans, the Fund pays the
      Distributor an annual asset-based sales charge of 0.75%. The
      Distributor also receives a service fee of 0.25% per year under the
      Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.0% and the service fee increases Class N expenses by 0.25% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of a Plan's investment and may cost the Plan more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or
      Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the Class B or Class C shares are sold by the dealer. After the Class B or Class C shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor pays the 0.25% service fee on Class N shares to dealers on a quarterly basis beginning in the first quarter after the Class N shares have been sold. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of the sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 3.00% of the purchase price. The
      Distributor retains the Class B asset-based sales charge. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.25% of the purchase price of Class N shares to dealers from its own resources at the time of sale.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link a Plan's Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o     transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink), or
o     have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to a bank account. Please call the
         Transfer Agent for more information.

      You may purchase shares by telephone on behalf of a Plan only after the
Plan's account has been established. To purchase shares in amounts up to
$250,000 through a telephone representative, call the Distributor at
1.800.225.5677. The purchase payment will be debited from the stated bank account.

      AccountLink privileges should be requested on your application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each fiduciary listed in the registration on the Plan's account as well as to the dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish
AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all fiduciaries who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the special PhoneLink number, 1.800.225.5677. If a
Plan's participant accounts are maintained by the Plan's recordkeeper, then
Plan participants will not be able to access their account information through PhoneLink. Those participants should contact the Plan's recordkeeper for information about accessing their Plan accounts via telephone. Plan participants in an OppenheimerFunds-sponsored plan account, including a
Pinnacle 401(k) Plan, may call 1.800.411.6971 to access their Plan account information via telephone.

Purchasing Shares. You may purchase shares on behalf of a Plan in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link a bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from the Plan's
      Fund account to another OppenheimerFunds account you have already established on behalf of the Plan by calling the special PhoneLink number.

Selling Shares. Plan sponsors of Plans other than OppenheimerFunds-sponsored plans can redeem shares by telephone automatically by calling the
      PhoneLink number and the Fund will send the proceeds directly to the stated AccountLink bank account. Please refer to "How to Sell Shares"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX?  Requests for certain types of account transactions may be sent to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as Plan account balances, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com. Additionally, fiduciaries listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or to obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for the Plan's account, please call the
Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable. This website is not available for Plan participant accounts maintained by the Plan's record-keeper. Those participants should contact their Plan's record-keeper for information about accessing their Plan account information via the Internet. Plan participants in the OppenheimerFunds-sponsored Pinnacle 401(k) Plan may access their Plan account information by visiting the OppenheimerFunds Internet website listed above and then following the prompts for Pinnacle Online.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable a plan to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If a Plan redeems some or all of its Class A or Class
B shares of the Fund, the Plan has up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that the Plan purchased subject to an initial sales charge and to
Class A or Class B shares on which the Plan paid a contingent deferred sales charge when it redeemed them. This privilege does not apply to Class C, Class
N and Class Y shares. The individual authorized to negotiate the account on behalf of the Plan must be sure to ask the Distributor for this privilege when sending payment.

RETIREMENT PLANS. Fund shares are available as an investment solely to participant-directed qualified retirement plans and 403(b) custodial plans that meet certain criteria. The Distributor offers a number of different retirement plans that individuals and employers can use to invest in the Fund:
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important information.

How to Sell Shares

HOW CAN PLAN PARTICIPANTS ARRANGE TO SELL SHARES?  The redemption of Fund shares held in accounts for Plan participants are handled in accordance with the Plan's specific provisions. Plans may have different provisions with respect to the timing and method of redemptions by Plan participants. Plan participants should contact their Plan administrator to find out how they can arrange to redeem shares of the Fund. It is the responsibility of the individual authorized to buy and sell shares on behalf of a Plan to forward instructions for redemption transactions to the Fund's transfer agent. The information below about selling shares generally applies to Plan sponsors or
Plan administrators, and not to individual participants.

HOW CAN PLAN SPONSORS AND ADMINISTRATORS SELL SHARES? A Plan sponsor or administrator can arrange to take money out of the Plan's account in the Fund by selling (redeeming) some or all of its shares on any regular business day.
A Plan's shares will be sold at the next net asset value calculated after an order is received and accepted by the Transfer Agent or a duly appointed agent of the Fund's Distributor. The Fund offers Plans a number of ways to sell Fund shares: in writing or by telephone. A Plan can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. A Plan administrator who has questions about any of these procedures should please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Redemptions In-Kind. The Fund reserves the right to honor any requests for redemptions by making payment in whole or in part in portfolio securities and in wrapper agreements, selected solely in the discretion of the Manager. To the extent that a redemption in-kind includes wrapper agreements, the Fund will assign to the redeeming Plan one or more wrapper agreements issued by the wrapper providers covering the portfolio securities distributed in-kind. The terms and conditions of wrapper agreements provided to a redeeming Plan will be the same or substantially similar to the terms and conditions of the wrapper agreements held by the Fund. If the redeeming Plan does not meet the wrapper provider's underwriting requirements, the wrapper provider may reserve the right to terminate the wrapper agreement issued in an in-kind redemption at market value. Please refer to "Redemptions
      In-Kind" in the Statement of Additional Information for further details.

Certain Requests Require a Signature Guarantee. To protect the Plan and the
      Fund from fraud, the following redemption requests must be in writing and must include a guarantee of the signature of the individual authorized to negotiate the Fund account on behalf of the Plan
      (although there may be other situations also requiring a signature guarantee):
o     The Plan wishes to redeem more than $100,000 and receive a check
o     The redemption check is not payable to the Plan listed on the account statement
o     The redemption check is not sent to the Plan's address of record on the account statement
o     Shares are being transferred to a Fund account with a different owner or name
o     Shares are redeemed by someone other than the owners

Where Can You Have Your Signature Guaranteed?  The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities,
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOW DO YOU SELL SHARES BY MAIL?   Write a letter of instructions that
includes:
o     The Plan's name
o     The Fund's name
o     The Plan's Fund account number (from the account statement)
o     The dollar amount or number of shares to be redeemed
o     Any special payment instructions
o     The signatures of all persons authorized to negotiate the account on behalf of the Plan, and
o     Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270              Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE?  Plan sponsors and Plan administrators may also sell Plan shares by telephone. To receive the redemption price calculated on a particular regular business day, all calls must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Plan sponsors and administrators may not redeem shares held in an
OppenheimerFunds-sponsored retirement plan or under a share certificate by telephone.
o     To redeem shares through a service representative, call 1.800.225.5677
o     To redeem shares automatically on PhoneLink, call 1.800.225.5677

      A Plan may have a check sent to the address on the account statement, or, if the Plan has linked its Fund account to a bank account on AccountLink, the Plan may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when establishing AccountLink. Normally the ACH transfer to a bank is initiated on the business day after the redemption. A Plan does not receive dividends on the proceeds of the shares it redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER?  The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If the
Plan's shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of the Plan's account value represented by an increase in net asset value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.    shares acquired by reinvestment of dividends and capital gains distributions,
2.    shares held for the holding period that applies to the class, and
3.    shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

WHEN ARE REDEMPTION FEES APPLIED?  A redemption fee of 2% is applied to redemptions of Fund shares that are:
o     redeemed for reasons other than to fund a "benefit sensitive withdrawal, and
o     made on less than 12 months' prior written notice to the Fund.

      The redemption fee will not apply to any redemptions of the Fund shares for the purpose of exchanging the redemption proceeds to another Plan investment option provided that Plan investment option does not have a duration of 3 years or less.

      A "benefit sensitive withdrawal" is a withdrawal that occurs:
o     due to the Plan participant's death, retirement, disability, separation from service,
o     to fund Plan participant loans, or
o     as another type of "in service" withdrawal made under terms of the
         Plan.

      The Fund reserves the right to deduct the redemption fee from the redemption proceeds if 15% or more of Plan assets invested in the Fund are redeemed within five business days, pending a determination by the Fund of whether the redemption fee is applicable. See the Statement of Additional
Information for information about how the redemption fee applies to withdrawals caused by certain events affecting the employer.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.
Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
o     Shares of the fund selected for exchange must be available for sale in the Plan sponsor's state of organization.
o     The prospectuses of both funds must offer the exchange privilege.
o     The Plan must hold the shares for at least seven days before it can exchange them. After the account is open seven days, the Plan can exchange shares every regular business day.
o     The Plan must meet the minimum purchase requirements for the fund whose shares it purchases by exchange.
o     To be eligible to purchase shares of the Fund, the Plan must (i)
         restrict Plan participants from exchanging shares of the Fund for any Plan investment option which has a duration of three years or less, or (ii) if a Plan offers an investment option which has a duration of three years or less as an option for purchase by an exchange of this Fund's shares, Plan participants must be required to exchange the Fund shares to other Plan investment options which have a duration in excess of three years for at least 90 days before those shares may be exchanged for shares of any Plan investment option which has a duration of three years or less.
o     Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, a Plan can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions.
Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

How Do You Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by the Plan sponsor or Plan administrator. Send it to the
      Transfer Agent at the address on the back cover.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.225.567, or by using
      PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:
  o  Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the
     Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New
     York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.

  o  The interests of the Fund's shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."  When large dollar amounts are involved, the
     Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's
     Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the
     Manager and the Fund may reject purchase orders and exchanges into the
     Fund by any person, group or account that the Manager believes to be a market timer.

  o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide the Plan sponsor or Plan administrator notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.

  o  If the Transfer Agent cannot exchange all the shares requested because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one person authorized to negotiate the account, the Fund and the Transfer Agent may rely on the instructions of any one such person. Telephone privileges apply to each person authorized to negotiate the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from such person.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions where reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in networking through the National Securities Clearing
      Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the Plan sponsor or administrator) within seven days after the Transfer
      Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange
      Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if the Plan purchases shares by Federal Funds wire or certified check, or arranges with its bank to provide telephone or written assurance to the Transfer Agent that the purchase payment has cleared.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer
      Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts.  The Fund or the Transfer
      Agent may use this information to attempt to verify your identity.  The
      Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of
Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares.

      The amount of those dividends may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares and Class Y shares will generally be higher than dividends for Class
B, Class C and Class N shares, which normally have higher expenses than Class
A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

      The Fund may declare and pay dividends in amounts that are not equal to the amount of the net investment income it earns. If the amount of distributions paid exceeds the income earned by the Fund, the excess may be considered a return of capital. If the income earned by the Fund exceeds the amount of the dividends paid, the Fund may make an additional distribution of that excess amount. In an effort to maintain stable net asset values per share if there is an additional distribution made by the Fund, the Board of
Trustees may declare a reverse split of the shares of the Fund, effective on the ex-distribution date of the additional distribution. It will be in an amount that will cause the total number of shares held by each shareholder, including shares acquired by reinvesting that distribution, to remain the same as before that distribution was paid.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

TAXES. For retirement plan participants using the Fund as an investment option under their Plan, dividends and capital gain distributions from the
Fund generally will not be subject to current federal personal income tax, but if they are reinvested in the Fund under the Plan, those dividends and distributions will accumulate on a tax-deferred basis. In general, retirement plans and, in particular, distributions from retirement plans, are governed by complex federal and state tax rules. Plan participants should contact their Plan administrator, refer to their Plan's Summary Plan Description, and/or speak to a professional tax advisor regarding the tax consequences of participating in the Plan and making withdrawals from their Plan account.

Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Class A        Year Ended October 31,                 2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------
   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss)from investment operations:
   Net investment income                                   .22      .42      .56      .57      .05
   Net realized and unrealized gain                         --      .09      .02      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .22      .51      .58      .60      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.22)    (.41)    (.55)    (.60)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.22)    (.51)    (.58)    (.60)    (.05)
  --------------------------------------------------------------------------------------------------

   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     2.22%    5.25%    6.00%    6.18%    0.55%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $94,727  $78,552  $50,179  $10,431     $100
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $92,035  $62,359  $33,976  $ 7,171     $100
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.11%    3.90%    5.39%    5.55%    5.75%
   Total expenses                                         1.70%    1.71%    1.58%    1.96%    1.55%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.09%    1.18%    1.14%    1.51%    1.12%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    16 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class B  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------
   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .37      .50      .51      .05
   Net realized and unrealized gain                         --      .08      .02      .02       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.45%    4.59%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)             $9,987   $5,205   $1,777     $331       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                    $8,055   $3,337   $  676     $ 82       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.15%    4.61%    4.55%    5.10%
   Total expenses                                         2.77%    2.37%    2.34%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.84%    1.90%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations)
   to October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    17 OPPENHEIMER CAPITAL PRESERVATION FUND

   FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

   Class C  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------
   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .38      .51      .50      .05
   Net realized and unrealized gain                         --      .07      .01      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.43%    4.58%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $24,405  $12,437   $1,845      $48       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $19,334   $6,790   $  652      $25       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.07%    4.54%    4.65%    5.10%
   Total expenses                                         2.67%    2.35%    2.36%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.82%    1.92%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class N  Year Ended October 31,                          2003       2002     2001 1
  --------------------------------------------------------------------------------------
   Per Share Operating Data
   Net asset value, beginning of period                    $10.00    $10.00    $10.00
  --------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                      .23       .45       .38
   Net realized and unrealized gain                            --       .07        -- 2
                                                           -----------------------------
   Total from investment operations                           .23       .52       .38
  --------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                      (.23)     (.42)     (.36)
   Tax return of capital distribution                          --      (.10)     (.02)
                                                           -----------------------------
   Total dividends and/or distributions to shareholders      (.23)     (.52)     (.38)
  --------------------------------------------------------------------------------------
   Net asset value, end of period                          $10.00    $10.00    $10.00
                                                           =============================

  --------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 3                        2.37%     5.29%     3.88%

  --------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)              $219,590  $118,829    $7,311
  --------------------------------------------------------------------------------------
   Average net assets (in thousands)                     $180,665  $ 63,485    $3,002
  --------------------------------------------------------------------------------------
   Ratios to average net assets: 4
   Net investment income                                     2.16%     3.86%     5.18%
   Total expenses                                            1.45%     1.52%     1.64%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses                1.01%     0.99%     1.20%
  --------------------------------------------------------------------------------------
   Portfolio turnover rate                                     20%       47%       36%

   1. For the period from March 1, 2001 (inception of offering) to October 31,
   2001
   2. Less than $0.005 per share.
   3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   4. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

   Class Y  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------
   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .39      .41      .58      .59      .06
   Net realized and unrealized gain (loss)                (.08)     .11      .03      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .31      .52      .61      .62      .06
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.31)    (.42)    (.58)    (.62)    (.06)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.31)    (.52)    (.61)    (.62)    (.06)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     3.15%    5.35%    6.25%    6.43%    0.57%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)               $725       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                      $368       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.53%    4.13%    5.73%    5.88%    6.19%
   Total expenses                                         0.96%   67.64%   43.02%    1.71%    1.15%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             0.52%    1.09%    0.82%    1.26%    0.72%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

For More Information on
Oppenheimer Capital Preservation Fund
The  following  additional  information  about the Fund is  available  without charge upon request:

Statement  of  Additional  Information.   This  document  includes  additional
information about the Fund's investment  policies,  risks, and operations.  It is incorporated  by reference into this Prospectus  (which means it is legally part of this Prospectus).

Annual  and  Semi-Annual  Reports.  Additional  information  about the  Fund's investments  and performance is available in the Fund's Annual and Semi-Annual
Reports to  shareholders.  The Annual  Report  includes a discussion of market conditions and investment  strategies that  significantly  affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

---------------------------------------------------------------------------------
By Telephone:                            Call OppenheimerFunds Services
                                         toll-free:
                                         1.800.CALL OPP (225.5677)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         OppenheimerFunds Services
                                         P.O. Box 5270
                                         Denver, Colorado 80217-5270
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
On the Internet:                         You can send us a request by
                                         e-mail or read or download
                                         documents on the OppenheimerFunds
                                         website:
                                         www.oppenheimerfunds.com
---------------------------------------------------------------------------------

Information   about  the  Fund   including   the  Statement  of  Additional
Information  can be reviewed and copied at the SEC's Public  Reference Room in Washington,  D.C.  Information on the operation of the Public  Reference
Room may be  obtained  by calling  the SEC at  1.202.942.8090.  Reports and other  information  about the Fund are  available on the EDGAR  database on the SEC's  Internet  website at  www.sec.gov.  Copies may be obtained after payment of a  duplicating  fee by  electronic  request at the SEC's  e-mail address:  publicinfo@sec.gov  or by writing to the SEC's  Public  Reference
Section, Washington, D.C. 20549-0102.

No one has been  authorized  to provide any  information  about the Fund or to make any  representations  about the Fund other than what is contained in this
Prospectus.  This Prospectus is not an offer to sell shares of the Fund, nor a solicitation  of an offer to buy  shares  of the  Fund,  to any  person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-08799             [logo]  The  Fund's  shares are
distributed by
PR0755.001.1203                                OppenheimerFunds  Distributors,
Inc.
Printed on recycled paper.

                          Appendix to Prospectus of
                    Oppenheimer Capital Preservation Fund

      Graphic  Material  included in the  Prospectus  of  Oppenheimer  Capital
Preservation Fund: "Annual Total Return (Class A) (as of 12/31 each year)":

      A bar chart will be included in the  Prospectus of  Oppenheimer  Capital
Preservation  Fund  (the  "Fund")  depicting  the  annual  total  return  of a hypothetical  investment in Class A shares of the Fund for the end of the most recent calendar years , without  deducting  sales charges or taxes.  Set forth below are the relevant data points that will appear on the bar chart.

Calendar      Oppenheimer
Year          Capital Preservation Fund
Ended         Class A Shares
-----         --------------

12/31/00      6.21%
12/31/01      5.94%
12/31/02      4.76%

           OPPENHEIMER CAPITAL PRESERVATION FUND

         Supplement dated December 29, 2003 to the
Statement of Additional Information dated December 23, 2003

The  Statement  of  Additional  Information  is  changed  as follows:

The first sentence of the third  paragraph under the section entitled  "Classes  of  Shares" on page 66 is deleted in its entirety and replaced with the following:

           "The  Distributor  will not  accept  any order in
      the  amount  of  $250,000  or more for  Class B shares
      (and effective  February 2, 2004, the Distributor will
      not  accept  purchase  orders of  $250,000  or more of
      Class B  shares)  or $1  million  or more for  Class C
      shares on behalf of a single  investor (not  including
      dealer "street name" or omnibus accounts)."

December 29, 2003                                                   PX0755.008

Limited Term New York Municipal Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer Bond Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Principal Protected Main Street Fund
Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Rochester National Municipals
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Small Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund
Rochester Fund Municipals

      This supplement amends the Statement of Additional
Information ("SAI") of each of the above referenced Funds
as described below and is in addition to any existing
supplements of the Funds.

1.    The second paragraph for each SAI, except for Cash
Reserves and Money Market Fund, Inc., under "Brokerage
Policies of the Fund - Brokerage Provisions of the
Investment Advisory Agreement" is deleted and replaced by
the following paragraphs:

           Under the investment advisory
           agreement, in choosing brokers to
           execute portfolio transactions for
           the Fund, the Manager may select
           brokers (other than affiliates) that
           provide brokerage and/or research
           services to the Fund and/or the other
           accounts over which the Manager or
           its affiliates have investment
           discretion.  The concessions paid to
           those brokers may be higher than
           another qualified broker would
           charge, if the Manager makes a good
           faith determination that the
           concession is fair and reasonable in
           relation to the services provided.

           Subject to those considerations, as a
           factor in selecting brokers for the
           Fund's portfolio transactions, the
           investment advisory agreement also
           permits the Manager to consider sales
           of shares of the Fund and other
           investment companies for which the
           Manager or an affiliate serves as
           investment adviser.  Notwithstanding
           that authority, and with the
           concurrence of the Fund's Board, the
           Manager has determined not to
           consider sales of shares of the Fund
           and other investment companies for
           which the Manager or an affiliate
           serves as investment adviser as a
           factor in selecting brokers for the
           Fund's portfolio transactions.
           However, the Manager may continue to
           effect portfolio transactions through
           brokers who sell shares of the Fund.

2.    The paragraph under "Distribution and Service Plans -
Distribution and Service Plans", with the
exception of Money Market Fund, beginning with
the following sentence "Under the plans, the
Manager and the Distributor may make payments to
affiliates and in their sole discretion,...." is
deleted in its entirety and replaced with the
following paragraphs:

           Under the Plans, the Manager and the
           Distributor may make payments to
           affiliates.  In their sole
           discretion, they may also from time
           to time make substantial payments
           from their own resources, which
           include the profits the Manager
           derives from the advisory fees it
           receives from the Fund, to compensate
           brokers, dealers, financial
           institutions and other intermediaries
           for providing distribution assistance
           and/or administrative services or
           that otherwise promote sales of the
           Fund's shares.  These payments, some
           of which may be referred to as
           "revenue sharing," may relate to the
           Fund's inclusion on a financial
           intermediary's preferred list of
           funds offered to its clients.

           Financial intermediaries, brokers and
           dealers may receive other payments
           from the Distributor or the Manager
           from their own resources in
           connection with the promotion and/or
           sale of shares of the Fund, including
           payments to defray expenses incurred
           in connection with educational
           seminars and meetings.  The Manager
           or Distributor may share expenses
           incurred by financial intermediaries
           in conducting training and
           educational meetings about aspects of
           the Fund for employees of the
           intermediaries or for hosting client
           seminars or meetings at which the
           Fund is discussed.  In their sole
           discretion, the Manager and/or the
           Distributor may increase or decrease
           the amount of payments they make from
           their own resources for these
           purposes.

3.    The fifth paragraph under "Distribution and Service
Plans - Class B, Class C and Class N Service and
Distribution Plans" or under "Distribution and Service
                    --------
Plans - Class B, Class C (add "Class M" for Convertible
Securities Fund only) and Class N Service and Distribution
Plan Fees" in each SAI, for the Capital Preservation Fund,
Convertible Securities Fund, Developing Markets Fund, High
Yield Fund, International Small Company Fund, Main Street
Opportunity Fund, Main Street Small Cap Fund, Quest
Balanced Fund, Quest Opportunity Value Fund, Small Cap
Fund, Quest International Value Fund and Select Value Fund
is deleted and replaced by the following paragraph:

           Class B, Class C or Class N shares
           may not be purchased by an investor
           directly from the Distributor without
           the investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B, Class C
           and Class N shares, but does not
           retain any service fees as to the
           assets represented by that account.

4.    The second paragraph under "Distribution
and Service Plans - Class B, Class C and Class N
Service and Distribution Plans" or under
                                --------
"Distribution and Service Plans - Class B, Class
C and Class N Service and Distribution Plan
Fees" for the Balanced Fund, Bond Fund, Capital
Appreciation Fund, Capital Income Fund, Champion
Income Fund, Discovery Fund, Disciplined
Allocation Fund, Emerging Growth Fund, Emerging
Technologies Fund, Enterprise Fund, Equity Fund,
Inc., Global Fund, Global Opportunity Fund, Gold
& Special Minerals Fund, Growth Fund,
International Bond Fund, International Growth
Fund, International Value Fund, Limited Term
Government Fund, Main Street Fund, MidCap Fund,
Quest Capital Value Fund, Inc., Quest Value
Fund, Inc., Real Asset Fund, Real Estate Fund,
Strategic Income Fund, Total Return Bond Fund,
U.S. Government Trust and Value Fund is amended
by deleting the last sentence and replacing it
with the following:

           Class B, Class C or Class N shares
           may not be purchased by an investor
           directly from the Distributor without
           the investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B, Class C
           and Class N shares, but does not
           retain any service fees as to the
           assets represented by that account.

5.    The fifth paragraph under "Distribution and Service
Plans - Class B and Class C Service and Distribution Plans"
or under "Distribution and Service Plans - Class B and
--------
Class C Service and Distribution Plan Fees" for the
AMT-Free Municipals, AMT-Free New York Municipals,
California Municipal Fund, Cash Reserves, International
Large-Cap Core Fund, Limited Term Municipal Fund, New
Jersey Municipal Fund, Pennsylvania Municipal Fund,
Rochester National Municipals and Senior Floating Rate Fund
is deleted and replaced by the following paragraph:

           Class B or Class C shares may not be
           purchased by an investor directly
           from the Distributor without the
           investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B and
           Class C shares, but does not retain
           any service fees as to the assets
           represented by that account.

6.    The second paragraph under "Distribution
and Service Plans - Class B, and Class C Service
and Distribution Plans" or under "Distribution
                        --------
and Service Plans - Class B and Class C Service
and Distribution Plan Fees" for the Limited Term
California Municipal Fund, Limited Term New York
Municipal Fund and Rochester Fund Municipals is
amended by deleting the last sentence and
replacing it with the following:

           Class B or Class C shares may not be
           purchased by an investor directly
           from the Distributor without the
           investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B and
           Class C shares, but does not retain
           any service fees as to the assets
           represented by that account.

7.    The following paragraph is added before
the section titled "AccountLink" under "How to
Buy Shares", except for the Principal Protected
Main Street Fund and Principal Protected Main
Street Fund II:

           When you purchase shares of the Fund,
           your ownership interest in the shares
           of the Fund will be recorded as a
           book entry on the records of the
           Fund.  The Fund will not issue or
           re-register physical share
           certificates.

8.    The first paragraph under "About Your
Account - How to Buy Shares - Retirement Plans,"
with the exception of the following funds:
AMT-Free Municipals, AMT-Free New York
Municipals, California Municipal Fund, Cash
Reserves, Limited Term California Municipal
Fund, Limited Term Municipal Fund, Limited Term
New York Municipal Fund, Money Market Fund,
Inc., New Jersey Municipal Fund, Pennsylvania
Municipal Fund, Principal Protected Main Street
Fund, Principal Protected Main Street Fund II,
Rochester Fund Municipals, Rochester National
Municipals and Senior Floating Rate Fund, is
deleted and replaced with the following:

           Retirement Plans.  Certain types of
           retirement plans are entitled to
           purchase shares of the Fund without
           sales charges or at reduced sales
           charge rates, as described in an
           Appendix to this Statement of
           Additional Information.  Certain
           special sales charge arrangements
           described in that Appendix apply to
           retirement plans whose records are
           maintained on a daily valuation basis
           by Merrill Lynch Pierce Fenner &
           Smith, Inc. ("Merrill Lynch") or an
           independent record keeper that has a
           contract or special arrangement with
           Merrill Lynch.  If on the date the
           plan sponsor signed the Merrill Lynch
           record keeping service agreement the
           plan has less than $1 million in
           assets invested in applicable
           investments (other than assets
           invested in money market funds), then
           the retirement plan may purchase only
           Class C shares of the Oppenheimer
           funds.  If on the date the plan
           sponsor signed the Merrill Lynch
           record keeping service agreement the
           plan has $1 million or more in assets
           but less than $5 million in assets
           invested in applicable investments
           (other than assets invested in money
           market funds), then the retirement
           plan may purchase only Class N shares
           of the Oppenheimer funds.  If on the
           date the plan sponsor signed the
           Merrill Lynch record keeping service
           agreement the plan has $5 million or
           more in assets invested in applicable
           investments (other than assets
           invested in money market funds), then
           the retirement plan may purchase only
           Class A shares of the Oppenheimer
           funds.

9.    The last paragraph under "About Your
Account - How to Buy Shares - Classes of Shares"
with the exception of Cash Reserves, Money
Market Fund, Inc., Principal Protected Main
Street Fund, Principal Protected Main Street
Fund II and Senior Floating Rate Fund, is
deleted and replaced by the following paragraph:

           The Distributor will not accept an
           order in an amount greater than
           $250,000 to purchase Class B shares
           or more than $1 million to purchase
           Class C shares on behalf of a single
           investor (not including dealer
           "street name" or omnibus accounts).
           Effective July 15, 2004, the
           Distributor will not accept an order
           in an amount greater than $100,000 to
           purchase Class B shares on behalf of
           a single investor (not including
           dealer "street name" or omnibus
           accounts).

10.   For Cash Reserves the last paragraph under
"How to Buy Shares - Classes of Shares -
Alternative Sales Arrangements" is deleted and
replaced by the following paragraph:

           The Distributor will not accept an
           order in an amount greater than
           $250,000 to purchase Class B shares
           or more than $1 million to purchase
           Class C shares on behalf of a single
           investor (not including dealer
           "street name" or omnibus accounts).
           Effective July 15, 2004, the
           Distributor will not accept an order
           in an amount greater than $100,000 to
           purchase Class B shares on behalf of
           a single investor (not including
           dealer "street name" or omnibus
           accounts).

11.   For the Senior Floating Rate Fund, the
section titled "About Your Account - Classes of
Shares" is deleted in its entirety and replaced
with the following paragraphs:

            Classes of Shares.  The Fund's
            multiple class structure is
            available because the Fund has
            obtained from the Securities and
            Exchange Commission an exemptive
            order (discussed in "Distribution
            Plans") permitting it to offer more
            than one class of shares.  The
            availability of the Fund's share
            classes is contingent upon the
            continued availability of the relief
            under that order.

                  Each class of shares of the
            Fund represents an interest in the
            same portfolio of investments of the
            Fund.  However, each class has
            different shareholder privileges and
            features. The net income
            attributable to Class B or Class C
            shares and the dividends payable on
            Class B or Class C shares will be
            reduced by incremental expenses
            borne solely by that class.  Those
            expenses include the asset-based
            sales charges to which Class B and
            Class C shares are subject.

                  The availability of different
            classes of shares permits an
            investor to choose the method of
            purchasing shares that is more
            appropriate for the investor.  That
            may depend on the amount of the
            purchase, the length of time the
            investor expects to hold shares, and
            other relevant circumstances.  Class
            A shares normally are sold subject
            to an initial sales charge.  While
            Class B and Class C shares have no
            initial sales charge, the purpose of
            the early withdrawal charge and
            asset-based sales charge on Class B
            and Class C shares is the same as
            that of the initial sales charge on
            Class A shares -to compensate the
            Distributor and brokers, dealers and
            financial institutions that sell
            shares of the Fund.  A salesperson
            who is entitled to receive
            compensation from his or her firm
            for selling Fund shares may receive
            different levels of compensation for
            selling one class of shares rather
            than another.

            The Distributor will not accept an
            order in an amount greater than
            $250,000 to purchase Class B shares
            or more than $1 million to purchase
            Class C shares on behalf of a single
            investor (not including dealer
            "street name" or omnibus accounts).
            Effective July 15, 2004, the
            Distributor will not accept an order
            in an amount greater than $100,000
            to purchase Class B shares on behalf
            of a single investor (not including
            dealer "street name" or omnibus
            accounts)

12.   The entire section under "About Your
Account - How to Buy Shares - Account Fees" with
the exception of the Principal Protected Main
Street Fund and Principal Protected Main Street
Fund II, is deleted in its entirety and replaced
with the following:

            Fund Account Fees. As stated in the
            Prospectus, a $12 annual "Minimum
            Balance Fee" is assessed on each
            Fund account with a share balance
            valued under $500. The Low Balance
            Fee is automatically deducted from
            each such Fund account on or about
            the second to last business day of
            September.

            Listed below are certain cases in which the
            Fund has elected, in its discretion, not to
            assess the Fund Account Fees.  These exceptions
            are subject to change:
o     A fund account whose shares were acquired after
                     September 30th of the prior year;
o     A fund account that has a balance below $500 due to
                     the automatic conversion of shares
                     from Class B to Class A shares.
                     However, once all Class B shares held
                     in the account have been converted to
                     Class A shares the new account balance
                     may become subject to the Minimum
                     Balance Fee;
o     Accounts of shareholders who elect to access their
                     account documents electronically via
                     eDoc Direct;
o     A fund account that has only certificated shares and,
                     has a balance below $500 and is being
                     escheated;
o     Accounts of shareholders that are held by
                     broker-dealers under the NSCC
                     Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program
                     and/or holding certain Oppenheimer
                     Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the
                     Pinnacle, Ascender, Custom Plus,
                     Recordkeeper Pro and Pension Alliance
                     Retirement Plan programs; and
o     A fund account that falls below the $500 minimum
                     solely due to market fluctuations
                     within the 12-month period preceding
                     the date the fee is deducted.

            To access account documents electronically via
            eDocs Direct, please visit the Service Center
            on our website at www.oppenheimerfunds.com or
                              ------------------------
            call 1.888.470.0862 for instructions.

         The Fund reserves the authority to
         modify Fund Account Fees in its
         discretion.

9.    The Appendix to each SAI, with the
exception of Money Market Fund, Inc., titled
"OppenheimerFunds Special Sales Charge
Arrangements and Waivers" is amended by deleting
the third bullet point under "Waivers of Class A
Sales Charges of Oppenheimer Funds - Waivers of
Initial and Contingent Deferred Sales Charges in
Certain Transactions."

10.   The Appendix to each SAI, with the
exception of Money Market Fund, Inc., titled
"OppenheimerFunds Special Sales Charge
Arrangements and Waivers" is amended by deleting
the seventh bullet point under the section
"Waivers of Class B, Class C and Class N Sales
Charges of Oppenheimer Funds - Waivers for
Redemptions in Certain Cases" and replacing it
with the following bullet point:

o     Redemptions of Class C shares of an Oppenheimer fund
            in amounts of $1 million or more
            requested in writing by a Retirement
            Plan sponsor and submitted more than
            12 months after the Retirement
            Plan's first purchase of Class C
            shares, if the redemption proceeds
            are invested to purchase Class N
            shares of one or more Oppenheimer
            funds.

July 6, 2004
PX0000.012

Oppenheimer Capital Preservation Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated December 23, 2003

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 23, 2003. It should be read together with the
Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer
Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or
by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

                                      60
ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals. It may use some of the special investment techniques and strategies at some times or not at all.

      |X| Debt Securities. The Fund can invest in a variety of debt
securities to seek its objective. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

            |_| Credit Risks. Credit risk relates to the ability of the
issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent that lower-yield, higher-quality bonds.

      The Fund's debt investments can include high yield,
non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc. ("Moody's"), or at least "BBB" by Standard & Poor's Rating
Services ("S&P") or Fitch, Inc. ("Fitch, Inc.") or that have comparable ratings by another nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

      The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. The
Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

            |_| ?Interest Rate Risk. Interest rate risk refers to the
fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

            |_| Special Risks of Lower-Grade Securities. The Fund can invest directly up to 10% of its net assets in lower-grade debt securities, if the
Manager believes it is consistent with the Fund's objective. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower-grade securities to try to achieve higher income.

      "Lower-grade" debt securities are those rated below "investment grade"
which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by S&P or Fitch, Inc. or similar ratings by other nationally-recognized rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities.
The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the
Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

Shares of Underlying Oppenheimer Funds. The Fund can invest in various
Oppenheimer funds. The Prospectus contains a brief description of Oppenheimer
Limited-Term Government Fund ("Limited-Term Government Fund"), Oppenheimer
Bond Fund ("Bond Fund"), Oppenheimer U.S. Government Trust ("U.S. Government
Trust"), Oppenheimer Strategic Income Fund ("Strategic Income Fund"), and
Oppenheimer Money Market Fund, Inc. ("Money Market Fund") (collectively referred to as the "underlying funds"), including each underlying funds investment objective. Set forth below is supplemental information about the types of securities each underlying fund may invest in, as well as strategies each underlying fund may use to try to achieve its objective. For more complete information about each underlying fund's investment policies and strategies, please refer to each underlying fund's prospectus. You may obtain a copy of each underlying fund's prospectus by calling 1.800.225.5677.

|X|   U.S. Government Securities. Each of the underlying Funds may purchase
U.S. government securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. These may include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. Other U.S. government securities are supported by the full faith and credit of the United States, such as pass-through certificates issued by the Government National Mortgage Association. Others may be
supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal Home Loan Banks. Others may be supported only by the credit of the instrumentality, such as obligations of the Federal National
Mortgage Association.

|X|   Mortgage-Backed Securities. Limited-Term Government Fund, Bond Fund,
U.S. Government Trust and Strategic Income Fund may purchase mortgage-backed securities and collateralized mortgage obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Bond Fund may also purchase mortgage-backed securities and collateralized mortgage obligations issued by private issuers. Limited-Term Government Fund, Bond Fund, U.S.
Government Trust and Strategic Income Fund may also invest in "stripped"
mortgage-backed securities, CMOs or other securities issued by agencies or instrumentalities of the U.S. Government, and Bond Fund may invest in private-issuer stripped securities. Limited-Term Government Fund, Bond Fund,
U.S. Government Trust and Strategic Income Fund may also enter into "forward roll" transactions with mortgage backed securities. In a forward roll transaction, the fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price.

|X|   Asset-Backed Securities. Bond Fund, Strategic Income Fund and Money
Market Fund may invest in asset-backed securities (securities that represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities).

|X|   Zero Coupon Securities. Bond Fund and Strategic Income Fund may invest in zero coupon securities (securities which may be issued by the U.S.
government, its agencies or instrumentalities or by private issuers, that are offered at a substantial discount from their face value and do not pay interest but mature at face value), and Strategic Income Fund and Bond Fund may invest in zero coupon corporate securities (which are similar to U.S.
government zero coupon Treasury securities but are issued by companies).

|X|   Debt Securities of Domestic Companies. Bond Fund and Strategic Income
Fund may invest in debt securities of U.S. companies. Those corporate debt securities may be rated as low as "D" by S&P or Fitch, Inc. or "C" by
Moody's. Bond Fund may invest up to 35% of its assets in lower-grade securities (often called junk bonds) and Strategic Income Fund may invest up to 100% of its assets in junk bonds.

|X|   Debt Securities of Foreign Governments and Companies. Bond Fund and
Strategic Income Fund may invest in debt securities issued or guaranteed by foreign companies, "supranational" entities such as the World Bank, and foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies and notes. Some of these debt securities may have variable interest rates or
"floating" interest rates that change in different market conditions.

      |X| Preferred Stocks. Bond Fund and Strategic Income Fund may invest in preferred stocks. Preferred stocks, unlike common stocks, generally offers a stated dividend rate payable from the corporation's earnings.

|X|   Participation Interests. Strategic Income Fund may acquire participation interests in loans that are made to U.S. or foreign companies.
They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members of the lending syndicate.

|X|   Short-term Debt Securities. In addition to U.S. government securities, the Money Market Fund will invest in the following types of money market securities: (i) bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, of a domestic bank or foreign bank with total assets of at least $1 billion, (ii) commercial paper, (iii) corporate obligations, (iv) other money market obligations other than those listed above if they are subject to repurchase agreements or guaranteed as to their principal and interest by a domestic bank having total assets in excess of
$500 million or by a corporation whose commercial paper may be purchased by the fund, and (v) U.S. dollar-denominated short-term investments that the
Money Market Fund's Board of Directors determines present minimal credit risk and which are of "high quality" as determined by a nationally-recognized statistical rating organization. Money Market Fund is required to purchase only those securities that the fund's manager, under Board-approved procedures, has determined have minimal credit risks and have a high credit rating.

      The investment techniques and strategies used by the underlying funds include the following:

      Each underlying fund may invest in illiquid and restricted securities, and repurchase agreements. Limited-Term Government Fund, U.S. Government
Trust, Strategic Income Fund and Bond Fund may purchase securities on a
"when-issued" and delayed delivery basis (securities that have been created and for which a market exists, but which are not available for immediate delivery), and hedging instruments, including certain kinds of futures contracts and put and call options, and options on futures, or enter into interest rate swap agreements. Bond Fund and Strategic Income Fund may enter into foreign currency exchange contracts. None of the underlying funds use hedging instruments for speculative purposes. Limited-Term Government Fund,
U.S. Government Trust, Strategic Income Fund and Bond Fund may also invest in derivative investments (a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index). Limited-Term Government Fund and U.S. Government
Trust may enter into reverse repurchase agreements and Bond Fund and U.S.
Government Trust may lend their portfolio securities, subject to certain limitations, to brokers, dealers and other financial institutions.

Wrap Agreements. Wrap Agreements are structured with a number of different features. Wrap Agreements purchased by the Fund are of three basic types: (1)
non-participating, (2) participating and (3) "hybrid". In addition, the Wrap
Agreements will either be of fixed-maturity or open-end maturity
("evergreen"). The Fund enters into particular types of Wrap Agreements depending upon their respective cost to the Fund and the Wrap Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Fund will enter into participating or hybrid Wrap
Agreements of open-end maturity.

      Under a non-participating Wrap Agreement, the Wrap Provider becomes obligated to make a payment to the Fund whenever the Fund sells Covered
Assets at a price below Book Value to meet withdrawals of a type covered by the Wrap Agreement (a "Benefit Event"). Conversely, the Fund becomes obligated to make a payment to the Wrap Provider whenever the Fund sells
Covered Assets at a price above their Book Value in response to a Benefit
Event. In neither case is the Crediting Rate adjusted at the time of the
Benefit Event. Accordingly, under this type of Wrap Agreement, while the Fund is protected against decreases in the market value of the Covered Assets below Book Value, it does not realize increases in the market value of the
Covered Assets above Book Value; those increases are realized by the Wrap
Providers.

      Under a participating Wrap Agreement, the obligation of the Wrap
Provider or the Fund to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, the obligation to pay is a factor in the periodic adjustment of the Crediting Rate. A participating
Wrap Agreement may require that any accrued gains left in the Fund that are not distributed through the Crediting Rate prior to the liquidation of all
Covered Assets will be paid to the Wrap Provider.

      Under a hybrid Wrap Agreement, the obligation of the Wrap Provider or the Fund to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur.

      A fixed-maturity Wrap Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrap Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrap Agreement.

      An evergreen Wrap Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrap Agreement, the rate of return on assets covered by an evergreen Wrap Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An evergreen Wrap
Agreement may be converted into a fixed-maturity Wrap Agreement that will mature in the number of years equal to the duration of the Covered Assets.

      Wrap Providers are banks, insurance companies and other financial institutions. The number of Wrap Providers have been increased in recent years. There are currently approximately 19 Wrap Providers rated in the top two long-term rating categories by Moody's, S&P or another nationally recognized statistical rating organization. The cost of Wrap Agreements is typically 0.10% to 0.25% per dollar of Covered Asset per annum. The Fund will expense the cost of the Wrap Agreements.

      As described in the Prospectus, the Wrap Agreements are considered illiquid securities. Therefore, the value of all Wrap Agreements and other illiquid securities will not exceed 15% of the Fund's net assets. If the value of all Wrap Agreements and other illiquid securities exceeds 15% of the
Fund's net assets at any time, the Fund's net asset value may decrease and the Fund's investment Manager, OppenheimerFunds, Inc., will take steps to reduce the value of the Wrap Agreements to 15% or less of net assets.

      If a Wrap Agreement is terminated by the Wrap Provider, normally, the
Wrap Provider will be required to make a single sum payment equal to the positive value of the terminating Wrap Provider's share of the Covered Assets on a mutually agreed to maturity date that will not be earlier than the effective date of termination, plus a number of years equal to the duration of the Fund on the date of termination. If the value of the Wrap Agreement on the maturity date is zero or less, no payment will be required by the Wrap
Provider. However, the Wrap Agreements may provide the Wrap Providers with the ability to terminate the Wrap Agreements with no further obligation to the Fund if the Manager allows distributions from the Fund other than for benefit sensitive payments to plan participants, if the Fund's Manager or the
Fund's objective or investment policies are changed without the consent of the Wrap Provider, the Fund's assets are invested in securities other than as set forth in the Prospectus, someone other than the Manager exercises investment discretion over the Fund, the Wrap fees remain unpaid for a stated
period of time, the Fund is terminated or amended or its administrative practices or applicable law are changed in a manner that may materially alter the Wrap Provider's duties, rights, obligations or liabilities or materially alter deposits to or withdrawals from the Fund, the Manager permits plans to invest in the Fund that do not meet the Wrap Agreement's stated underwriting standards, or the Fund's Investment Company Act of 1940 (the "Investment
Company Act") registration lapses or is suspended.

      If, to effectuate a redemption payment, the Fund is required to liquidate all Covered Assets, the Wrap Provider may be obligated to pay to the Fund all or some of the difference between the market value and corresponding Book Value of such Covered Assets (if market value is less than
Book Value). If, on the other hand, the market value of the liquidated
Covered Assets is greater than the corresponding Book Value, the Fund may be obligated to pay all or some of the difference to the Wrap Provider.

      Because it is anticipated that each Wrap Agreement will cover all
Covered Assets up to a specified dollar amount, if more than one Wrap
Provider becomes obligated to pay to the Fund the difference between Book
Value and the market value of the Covered Assets, each Wrap Provider will be obligated to pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which Wrap Agreement to draw upon in any such payment situation. However, if a portion of a Wrap Agreement is to be assigned as a payment-in-kind to a
Plan, the Fund will have the discretion to choose to allocate the payment to a single Wrap Agreement. In that circumstance, the Fund expects to address subsequent requests for such assignments to a different Wrap Provider until each Wrap Provider has made roughly its pro rata share of such assignments.

      The terms of a Wrap Agreement may require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified credit quality. The Fund will purchase Wrap Agreements whose criteria in this regard are consistent with the Fund's investment objectives and policies as set forth in the Prospectus, although in some cases the Wrap Agreement may require more restrictive investment objectives and policies than otherwise permitted by the Prospectus and Statement of
Additional Information.

o     Risks of Investing in Wrap Agreements. In the event of the default of a
         Wrap
Provider, the Fund could potentially lose the Book Value protections provided by the Wrap Agreements with that Wrap Provider. However, the impact of such a default on the Fund as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the Wrap Provider would have no obligation to make payments to the Fund under those circumstances. In addition, the Fund may be able to obtain another Wrap Agreement from another Wrap Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrap Agreement might be higher than the initial Wrap
Agreement due to market conditions or if the market value of those Covered
Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrap Provider. If the Fund were unable to obtain a replacement Wrap Agreement, participants redeeming Shares might experience losses if the market value of the Fund's assets no longer covered by the Wrap Agreement is below Book Value. The combination of the default of a Wrap Provider and an inability to obtain a replacement agreement could render the Fund unable to achieve its investment objective of seeking to maintain a stable value per Share.

      The Fund may not be able to maintain a consistent net asset value should it be determined that it is not appropriate to value Wrap Agreements as the difference between the Book Value and the market value of the Covered
Assets. See "About Your Account - Securities Valuation" for more information.

      With respect to payments made under the Wrap Agreements between the
Fund and the Wrap Provider, some Wrap Agreements, as noted in the Fund's prospectus, provide that payments may be due upon disposition of the Covered
Assets or upon termination of the Wrap Agreement. In none of these cases, however, would the terms of the Wrap Agreements specify which Covered Assets are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrap Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrap Provider becomes obligated to pay to the Fund the difference between Book Value and market value, each Wrap Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which Wrap
Agreement to draw upon in any such payment situation. In the event of termination of a Wrap Agreement or conversion of an evergreen Wrap Agreement to a fixed maturity, some Wrap Agreements may require that the duration of some portion of the Fund's portfolio securities be reduced to correspond to the fixed maturity or termination date. That may adversely effect the yield of the Fund.

      The Wrap Agreements typically provide that either the Wrap Provider or the Fund may terminate the Wrap Agreement upon specified notice to the other party. If a Wrap Agreement is terminated the Fund intends to purchase a new
Wrap Agreement from another financial institution on terms substantially similar to those of the terminated Wrap Agreement. However, there may be certain circumstances in which substitute Wrap Agreements are unavailable or are available only on terms the Fund considers disadvantageous.

      In such circumstances, the Wrap Agreements permit the Fund to convert the terminating Wrap Agreement into a maturing Wrap Agreement. The maturity period for a terminating Wrap Agreement will approximate the investment duration of the Fund at that time. During that maturity period the terminating Wrap Agreement will apply to a distinct investment portfolio within the Fund. That distinct portfolio will be managed to a declining investment duration, as required by the Wrap Agreement. The terminating Wrap
Provider will continue to be responsible for paying its proportionate share of any payments required to satisfy redemption requests. The terminating Wrap
Agreement will have a distinct Crediting Rate, reflecting its distinct investment portfolio. The Fund's overall Crediting Rate will reflect a blending of the Crediting Rate on the terminating Wrap Agreement and the
Crediting Rate on the remaining Wrap Agreements.

Other Securities the Fund May Purchase. From time to time, when the Manager determines that it would be advantageous to the Fund, the Fund may invest in any of the securities described below either exclusively or in addition to its investment in the underlying funds. The Wrap Agreements the Fund purchases may contain certain investment restrictions which limit the Fund's ability to invest in some or all of the following:

|X|   High-Yield, Lower-Grade Debt Securities of U.S. Issuers. The Fund can
purchase a variety of lower-grade, high-yield debt securities of U.S.
issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called
"junk bonds." The Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities. The Fund will not invest more than 10% of its net assets in high yield, lower-grade debt securities.

      Lower-grade debt securities are those rated below "Baa" by Moody's or lower than "BBB" by S&P or Fitch, Inc. or similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D" or which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch, Inc.
are considered "investment grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income. The Manager may assign a rating to an unrated security that is equivalent to the rating of a rated security that the Manager believes offers comparable yields and risks.

      While investment-grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Fund may not achieve the expected income from lower-grade securities.

|X|   Foreign Debt Securities. The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as "supra-national"
entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Fund will not invest 25% or more of its total assets in debt securities of any one foreign government or in debt securities of companies in any one industry. The Fund has no requirements as to the maturity range of the foreign debt securities it can buy, or as to the market capitalization range of the issuers of those securities.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

      The Fund can buy "Brady Bonds," which are U.S.-dollar denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

      The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for
Reconstruction and Development (commonly called the "World Bank"), the Asian
Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are
"stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady
Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

      |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
         U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada,
Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

      |X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risks.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

            |_| Collateralized Mortgage Obligations. CMOs are multi-class
bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
               Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
               Administration or guaranteed by the Department of Veterans'
               Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the
Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages
(with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

      |X| U.S. Government Securities. These are securities issued or
guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
The obligations of U.S. government agencies or instrumentalities in which the
Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.
The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

            |_|   U.S. Treasury Obligations. These include Treasury bills
(maturities of one year or less when issued), Treasury notes (maturities of from one to 10 years), and Treasury bonds (maturities of more than 10 years).
Treasury securities are backed by the full faith and credit of the United
States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a
Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

            |_|   Treasury Inflation-Protection Securities. The Fund can buy
these U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

            |_|   Obligations Issued or Guaranteed by U.S. Government
Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

            |_|   U.S. Government Mortgage-Related Securities. The Fund can
invest in a variety of mortgage-related securities that are issued by U.S.
government agencies or instrumentalities, some of which are described below.

            |_|   GNMA Certificates. The Government National Mortgage
Association ("GNMA") is a wholly-owned corporate instrumentality of the
United States within the U.S. Department of Housing and Urban Development.
GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or
guaranteed by the Veterans Administration.

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie
Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

      Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA.
Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on one-to-four-family dwellings underlying certain Ginnie
Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

            |_| Federal Home Loan Mortgage Corporation Certificates
("FHLMC"). FHLMC, a corporate instrumentality of the United States, issues
FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

            |_| Federal National Mortgage Association (Fannie Mae)
Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie
Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

            |_| Zero-Coupon U.S. Government Securities. The Fund may buy
zero-coupon U.S. government securities. These will typically be U.S. Treasury
Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund trades its portfolio securities during its fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, but it is not expected that the Fund's portfolio turnover rate will exceed 100%.

      Increased turnover of the non-mutual fund securities the Fund may purchase can result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance. The Fund incurs no brokerage and transaction costs when it buys and sells shares of the underlying funds.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue
Code.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X| Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest securities, and "stripped" securities of corporations and of foreign government issuers. These are similar in structure to zero-coupon and
"stripped" U.S. government securities, but in the case of foreign government securities may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than
U.S. government zero-coupon securities.

      |X| "Stripped" Mortgage-Related Securities. The Fund can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispense of its holdings at an acceptable price.

      |X| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated
dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |X|   Floating Rate and Variable Rate Obligations. Some securities the
Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91 day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated
prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund may
invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" (or "forward-commitment") basis.
When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the
creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares in the absence of the Wrap Agreements. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the policies and
procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A
Wrap Agreement is considered to be an illiquid security. To enable the Fund to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under applicable securities laws. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. The restriction applies on an ongoing basis. That percentage restriction does not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Loans of Portfolio Securities. To raise cash for liquidity or income purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund currently does not intend to lend securities, but if it does so, such loans will not likely exceed 5% of the
Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The
Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S.
government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund may borrow only from banks for investment purposes. Currently, under the
Investment Company Act, absent exemptive relief, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

      |X| Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the SEC, the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

         o Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party. To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented. Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the
             Fund;
o     if the Fund has outstanding borrowings from all sources greater than
             10% of its total assets, then the Fund must secure each
             additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the
             Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund.

         o Interfund Lending. To assure that the Fund will not be
disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. Examples of these safeguards include the following:
o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
             Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund  lends  assets to  another  affiliated  fund,  the Fund is subject to the risk that the borrowing fund fails to repay the loan.

      |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interests in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the
Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

      |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      Among the derivative investments the Fund can invest in are structured notes called "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S.
dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. It is not obligated to use them in seeking its objective. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the
Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

            |_| Futures. The Fund can buy and sell futures contracts that
relate to (1) broadly-based securities indices (these are referred to as
"financial futures"), (2) commodities (these are referred to as "commodity index futures"), (3) debt securities (these are referred to as "interest rate futures"), (4) foreign currencies (these are referred to as "forward contracts") and (5) an individual stock ("single stock futures").

      A broadly-based bond index is used as the basis for trading bond index futures. They may in some cases be based on bonds of issuers in a particular industry or group of industries. A bond index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A bond index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.
Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3)
agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be deposited with the
Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (other than forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

            |_| Put and Call Options. The Fund may buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

            |_| Writing Covered Call Options. The Fund can write (that is,
sell) covered calls. If the Fund sells a call option, it must be covered.
That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund's total assets that may be subject to covered calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating on its books liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the
Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            |_| Writing Put Options. The Fund can sell put options on
securities, broadly-based securities indices, foreign currencies and futures.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can purchase calls on
securities, broadly-based securities indices, foreign currencies and futures.
It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.
However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may also purchase calls and puts on spread options. Spread options pay the difference between two interest rates, two exchange rates or two referenced assets. Spread options are used to hedge the decline in the value of an interest rate, currency or asset compared to a reference or base interest rate, currency or asset. The risks associated with spread options are similar to those of interest rate options, foreign exchange options and debt or equity options.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and Selling Options on Foreign Currencies. The Fund
can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on the books of the Fund) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a
"cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on the books of the Fund cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the
Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the
Fund's portfolio securities denominated in that foreign currency. When the
Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a
"cross hedge."

      The Fund will cover its short positions in these cases by identifying on the books of the Fund assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      o Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract.  The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.  Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

      |_| Regulatory Aspects of Hedging Instruments.  The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Fund's Manager (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the SEC regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

            |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as
"Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60%
long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the
Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other
         receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce the Fund's duration, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund's temporary defensive investments can include the following short-term (maturing in one year or less) dollar-denominated debt obligations:
o     obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured promissory notes) of domestic or foreign companies,
o     debt obligations of domestic or foreign corporate issuers,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment in Other Investment Companies. The Fund can also invest in the securities of investment companies other than the underlying funds, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act and any exemption therefrom that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The
Fund does not anticipate investing a substantial amount of its net assets in shares of the investment companies other than the underlying funds.

      Subject to the limits under the Investment Company Act, the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

      In addition to bearing their proportionate share of a fund's expenses
(management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described above.

Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objectives are a fundamental policy. Other policies described in the Prospectus or this Statement of Additional
Information are "fundamental" only if they are identified as such. The Fund's
Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of
Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot concentrate investments. That means the Fund cannot invest 25% or more of its total assets in any single industry.
            However, there is no limitation on investments in affiliated funds and obligations issued or guaranteed by the U.S.
            government, its agencies or instrumentalities;
o     The Fund cannot buy securities issued or guaranteed by any one issuer, other than an underlying fund, if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities.
            This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities;
o     The Fund cannot purchase or sell real estate, commodities or commodity contracts; however, the Fund may use hedging instruments approved by its Board whether or not such hedging instruments are
            considered commodities or commodity contracts;
o     The Fund cannot underwrite securities except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio;
o     The Fund cannot lend money, except that the Fund may (a) lend its portfolio securities, (b) purchase debt securities which are permitted by the Fund's investment policies and restrictions, (c)
            enter into repurchase agreements, and (d) lend money to other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) subject to obtaining all required authorizations and regulatory approvals;
o     The Fund cannot borrow money in excess of one-third of the value of its total assets. The Fund can borrow only from other affiliated funds and from banks for temporary or emergency purposes, and the
            Fund can borrow only from banks for investment purposes. The Fund can borrow only if it maintains a 300% ratio of assets to
            borrowings at all times in the manner set forth in the Investment
            Company Act;
o     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow
            arrangements are established, to cover the related obligations.
            Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued
            arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Non-Fundamental Investment Restrictions. The following operating policies of the Fund are not fundamental policies and, as such, may be changed by vote of a majority of the Fund's Board of Trustees without shareholder approval.
These additional restrictions provide that the Fund cannot:
o     purchase securities on margin. However, the Fund can make margin deposits when using hedging instruments permitted by any of its other policies.
o     invest in companies for the purpose of acquiring control or management of those companies.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. That is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized on June 2, 1998 as a
Massachusetts business trust.

      |X| Classes of Shares. The Trustees are authorized,  without shareholder approval,  to create new  series and  classes  of  shares.  The  Trustees  may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Trustees  also may divide or combine the shares of a class into a greater  or  lesser  number  of  shares  without  changing  the  proportionate beneficial  interest  of a  shareholder  in  the  Fund.  Shares  do  not  have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y. All classes invest in the same investment portfolio.
Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the
Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may do so from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a
Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee, and a Proxy Committee. The Audit Committee
is comprised solely of Independent Trustees. The members of the Audit
Committee are Edward Regan (Chairman), Kenneth Randall and Russell Reynolds.
The Audit Committee held 6 meetings during the Fund's fiscal year ended
October 31, 2003. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit
Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the
Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the
Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths. The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended October 31,
2003. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
Chairman), Phillip Griffiths and Kenneth Randall. The Governance Committee
held 3 meetings during the Fund's fiscal year ended October 31, 2003. The
Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy. The Proxy Committee held 2 meetings during the
Fund's fiscal year ended October 31, 2003. The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an "Independent Trustee" under the Investment Company Act. Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer Global Opportunities Fund
Oppenheimer AMT-Free New York Municipals   Oppenheimer Gold & Special Minerals Fund
Oppenheimer California Municipal Fund      Oppenheimer Growth Fund
Oppenheimer Capital Appreciation Fund      Oppenheimer International Growth Fund
                                           Oppenheimer  International  Small Company
Oppenheimer Capital Preservation Fund      Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multiple Strategies Fund
Oppenheimer Emerging Growth Fund           Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Technologies Fund     Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Manioudakis, Molleur, Vottiero, Wixted and Zack, and
Mses. Bechtolt, Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund. As of November 24, 2003 the
Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.
In addition, each Independent Trustee, and his or her family members, does not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

      |X| Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance
Company (which controls the Manager) for fees aggregating $247,500 from
January 1, 2001 through December 31, 2002. Mr. Reynolds estimates that The
Directorship Search Group will not provide consulting services to
Massachusetts Mutual Life Insurance Company during the calendar year 2003.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal. Mr. Motley was elected as Trustee to the Board I funds effective October 10, 2002 and did not hold shares of Board I funds during the calendar year ended December 31, 2002.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                   Years;                                   Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen
Age                Currently Overseen by Trustee            the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2002
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.         Of Counsel (since 1993), Hogan &         None       $50,001-$100,000
Yeutter, Chairman  Hartson (a law firm). Other
of the Board of    directorships: Weyerhaeuser Corp.
Trustees since     (since 1999) and Danielson Holding
2003;              Corp. (since 2002); formerly a director
Trustee since 1999 of Caterpillar, Inc. (1993-December
Age: 73            2002). Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           None       Over
Trustee since 1999 Oppenheimer funds. Oversees 35                      $100,000
Age: 70            portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           None       Over
Griffiths,         Institute for Advanced Study,                       $100,000
Trustee, since     Princeton, N.J., a director (since
1999               2001) of GSI Lumonics, a trustee (since
Age: 65            1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,    Director (since 2002) Columbia Equity    None       None
Trustee since 2002 Financial Corp. (privately-held
Age: 51            financial adviser); Managing Director
                   (since 2002) Carmona Motley, Inc.
                   (privately-held financial adviser);
                   Formerly he held the following
                   positions: Managing Director (January
                   1998-December 2001), Carmona Motley
                   Hoffman Inc. (privately-held financial
                   adviser); Managing Director (January
                   1992-December 1997), Carmona Motley &
                   Co. (privately-held financial adviser).
                   Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A.         A director of Dominion Resources, Inc.   None       Over
Randall, Trustee   (electric utility holding company);                 $100,000
since 1999         formerly a director of Prime Retail,
Age: 76            Inc. (real estate investment trust) and
                   Dominion Energy, Inc. (electric power
                   and oil & gas producer), President and
                   Chief Executive Officer of The
                   Conference Board, Inc. (international
                   economic and business research) and a
                   director of Lumbermens Mutual Casualty
                   Company, American Motorists Insurance
                   Company and American Manufacturers
                   Mutual Insurance Company. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       None       $50,001-$100,000
Trustee since 1999 director of RBAsset (real estate
Age: 73            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 25 investment companies in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             None       $10,001-$50,000
Reynolds, Jr.,     Directorship Search Group, Inc.
Trustee since 1999 (corporate governance consulting and
Age: 72            executive recruiting); a life trustee
                   of International House (non-profit
                   educational organization), and a
                   trustee (since 1996) of the Greenwich
                   Historical Society. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Donald W. Spiro,   Chairman Emeritus (since January 1991)   None       Over
Vice Chairman of   of the Manager. Formerly a director                 $100,000
the Board of       (January 1969-August 1999) of the
Trustees,          Manager. Oversees 25 portfolios in the
Trustee since 1999 OppenheimerFunds complex.
Age: 78
-----------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service   Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     None          Over
President and       director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
Trustee since 2001  President and a director or trustee of
Age: 54             other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the investment advisory
                    subsidiaries of the Manager: OFI
                    Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation
                    (since November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and a
                    director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    a director (since November 2001) of
                    Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (investment
                    advisory affiliates of the Manager);
                    Executive Vice President (since February
                    1997) of Massachusetts Mutual Life
                    Insurance Company (the Manager's parent
                    company); a director (since June 1995)
                    of DLB Acquisition Corporation (a
                    holding company that owns the shares of
                    David L. Babson & Company, Inc.);
                    formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 72 portfolios as
                    Trustee/Director and 10 portfolios as
                    Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Molleur and Zack and Ms. Feld, Two World Financial Center, 225
Liberty Street, New York, NY 10281-1008, for Messrs. Vottiero and Wixted and
Mses. Bechtolt and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924, and
for Mr. Manioudakis, 10 St. James Avenue, 10th Floor, Boston, MA 02116. Each
Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Angelo Manioudakis,     Senior Vice  President  of the  Manager  and of  HarbourView
Vice President and      Asset Management  Corporation (since April 2002); an officer
Portfolio Manager       and portfolio manager of other Oppenheimer  funds;  formerly
since 2002              Executive   Director  and  portfolio   manager  for  Miller,
Age: 37                 Anderson  &   Sherrerd,   a  division   of  Morgan   Stanley
                        Investment Management (August 1993-March 2002).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 44                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc   (since   May   2000)  and  OFI   Institutional   Asset
                        Management,   Inc.  (since  November  2000)  (offshore  fund
                        management  subsidiaries  of  the  Manager);  Treasurer  and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 82
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 82 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 55                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since June 1998) and Senior Counsel (since
Assistant Secretary     October 2003) of the Manager;  Vice  President  (since 1999)
since 2001              of  OppenheimerFunds  Distributor,  Inc.; Vice President and
Age: 38                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  an  Assistant  Counsel  (August
                        1994-October  2003)  and  Assistant  Vice  President  of the
                        Manager   (August   1997-June   1998).   An  officer  of  82
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 73
Age: 46                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration  of Trustees.  The officers of the Fund and one of the
Trustees of the Fund (Mr.  Murphy) who are affiliated with the Manager receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund received the  compensation  shown below from the Fund with respect to the Fund's fiscal year ended  October  31,  2003.  The  compensation  from all 31 of the Board I
Funds (including the Fund) represents  compensation  received for serving as a director or trustee and member of a committee  (if  applicable)  of the boards of those funds during the calendar year ended December 31, 2002.

---------------------------------------------------------------------------------
Trustee Name and Other Fund        Aggregate  RetirementEstimated      Total
                                                                   Compensation
                                                                     From All
                                                        Annual      Oppenheimer
                                              Benefits  Retirement   Funds for
                                              Accrued   Benefits       which
                                              as Part   to be       Individual
                                  Compensationof Fund   Paid Upon    Serves As
Position(s) (as applicable)       From Fund1  Expenses  Retirement2Trustee/Director
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clayton K. Yeutter                  $1,5173     $586     $36,372      $71,792
Chairman of the Board
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Galli
Regulatory & Oversight Committee    $1,285      $747     $55,6784    $198,3865
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip Griffiths
Regulatory & Oversight Committee
Member and Governance Committee      $8086      $191     $10,256      $60,861
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Leon Levy7                           $775        $0      $133,352    $173,700
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Benjamin Lipstein7                  $1,005      $181     $115,270    $150,152
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joel W. Motley
Governance Committee Acting
Chairman and Regulatory &            $7448       $4         $0        $14,453
Oversight Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth Moynihan7                 $1,024     $1,149    $57,086     $105,760
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee Member and          $1,055      $144     $74,471      $97,012
Governance Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward V. Regan
Audit Committee Chairman and        $1,098      $552     $46,313      $95,960
Proxy Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Russell S. Reynolds, Jr.
Proxy Committee Member and Audit     $848       $568     $48,991      $71,792
Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donald Spiro                         $715       $219     $9,3969      $64,080
---------------------------------------------------------------------------------
1. Aggregate  Compensation From Fund includes fees and deferred  compensation, if any, for a Trustee.
2. Estimated  Annual  Retirement  Benefits to be Paid Upon Retirement is based on a straight life payment plan election  with the  assumption  that a Trustee will  retire at the age of 75 and is  eligible  (after 7 years of  service) to receive  retirement  plan benefits as described below under  "Retirement  Plan for Trustees."
3. Includes $379 deferred by Mr. Yeutter under the Deferred  Compensation Plan described below.
4.  Includes  $24,989  estimated  to be paid to Mr.  Galli  for  serving  as a trustee or director of 10 other Oppenheimer funds that are not Board I Funds.
5.  Includes  $92,626  paid to Mr. Galli for serving as trustee or director of
10 other Oppenheimer funds that are not Board I Funds.
6.  Includes $808 deferred by Mr.  Griffiths  under the Deferred  Compensation
Plan described below.
7. Messrs.  Levy and Lipstein and Ms.  Moynihan  retired as Trustees  from the
Board I Funds  effective  January 1, 2003,  March 31, 2003 and July 31,  2003,
respectively.
8. Includes $149 deferred by Mr. Motley under the Deferred  Compensation  Plan described below.
9. The amount for Mr. Spiro is based on the assumption  that he will retire at age 82 when he becomes  eligible to receive  retirement plan benefits (after 7 years of service).

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of November 24, 2003, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares, and their holdings of that class as of that date, were the following:

      RPSS TR, Tetco Inc., 401K Employees Savings Plan, P.O. Box 171720 San
      Antonio, Texas 78217, which owned 873,821.562 Class A shares
      (representing approximately 9.27% of the Fund's then outstanding Class
      A shares).

      RPSS TR, UMG Manufacturing & Logistics Inc., 401K, 700 S Battleground
      Ave, Grover, North Carolina 28073, which owned 618,385.503 Class A shares (representing approximately 6.56% of the Fund's then outstanding
      Class A shares).

      MCB Trust Services TR, Footlocker 401K Plan, 700 17th Street, Suite
      300, Denver, Colorado 80202, which owned 559,454.038 Class A shares
      (representing approximately 5.93% of the Fund's then outstanding Class
      N shares).

      City National Bank TR, PHJ&W Pooled Plan #1624-491, PO Box 51312, Los
      Angeles, California 90051, which owned 2,401,903.986 Class N shares
      (representing approximately 10.83% of the Fund's then outstanding Class
      N shares).

      Saturn & Co., c/o Investors Bank & Trust Co. T, PO Box 9130, Boston,
      Massachusetts 02117, which owned 72,546.010 Class Y shares
      (representing approximately 99.67% of the Fund's then outstanding Class
      N shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization, a global, diversified insurance and financial services organization.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating
           -----------
fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
-------------------
Washington, D.C. 20549-0102.

      |X| Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy
Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OppenheimerFunds,
Inc. where an OppenheimerFunds, Inc. directly-controlled affiliate manages or administers the assets of a pension plan of a company soliciting the proxy.
The Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
            The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August
31st of each year. The first such filing is due no later than August 31,
2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form
N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at  1.800.225.5677 and (ii) on the SEC's website at
www.sec.gov.
-----------

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's fixed-income Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.
The management fees paid by the Fund to the Manager during its last three fiscal years were:

   --------------------------------------------------------------------------
   Fiscal Period ended 10/31:    Management Fees Paid to OppenheimerFunds,
                                                   Inc.
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
              2001                               $278,833
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
              2002                              $1,016,474
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
              2003                              $2,220,602
   --------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.

      |X| Annual Approval of Investment Advisory Agreement. Each year, the
Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the
Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent
Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.
The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the
Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the
Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. Purchases of shares of other Oppenheimer funds do not require the payment of a commission, concession or spread.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

-------------------------------------------------------------------------------
   Fiscal Year Ended 10/31:     Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2001                                   None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2002                                   None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2003                                   $8322
-------------------------------------------------------------------------------
 1. Amounts do not include  spreads or commissions  on principal  transactions on a net trade basis
2. In the fiscal year ended 10/31/03,  there were no transactions  directed to brokers for research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the
Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the 3 most recent fiscal years are shown in the tables below.

---------------------------------------------------------------------------------
    Fiscal Year        Aggregate Front-End     Class A Front-End Sales Charges
   Ended 10/31:     Sales Charges on Class A       Retained by Distributor1
                             Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
       2001                 $111,927                        $3,417
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
       2002                  $68,872                         $756
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
       2003                  $58,328                        $4,626
---------------------------------------------------------------------------------
1.  Includes  amounts  retained by a  broker-dealer  that is an affiliate or a parent of the Distributor.

---------------------------------------------------------------------------------
Fiscal     Concessions on   Concessions on   Concessions on     Concessions on
Year       Class A Shares   Class B Shares   Class C Shares     Class N Shares
Ended       Advanced by      Advanced by       Advanced by       Advanced by
 10/31:     Distributor      Distributor       Distributor       Distributor1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2001        $121,032         $38,645           $19,846            16,376
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2002        $63,148          $106,463          $99,210          $270,3082
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2003        $57,446          $192,916         $174,510           $338,576
---------------------------------------------------------------------------------
1. The Distributor  advances  concession payments to dealers for certain sales of Class A shares  and for sales of Class B,  Class C and Class N shares  from its own resources at the time of sale.
2. The inception date of Class N shares was March 1, 2001

---------------------------------------------------------------------------------
Fiscal        Class A           Class B           Class C           Class N
             Contingent
           Deferred Sales     Contingent        Contingent        Contingent
Year          Charges       Deferred Sales    Deferred Sales    Deferred Sales
Ended       Retained by    Charges Retained  Charges Retained  Charges Retained
  10/31     Distributor     by Distributor    by Distributor    by Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2001          None             None              None              None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2002        $12,918           $9,627            $7,434           $166,036
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2003          $964            $65,558           $26,968          $325,198
---------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service Plan Fees. Under the Class A Service Plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so except in the case of the special arrangement described below regarding grandfathered retirement accounts. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed
0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold to grandfathered retirement accounts, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares.
After the first year shares are outstanding, the Distributor makes service fee payments to recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement account are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended October 31, 2003, payments under the Class A plan totaled $228,125, of which $73 was retained by the Distributor under the arrangement described above, and included $8,208 paid to an affiliate of the
Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the
Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class N Service and Distribution Plan Fees.
Under the Class B and Class C plans, service fees and distribution fees, and with respect to the Class N plan the service fees, are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are purchased, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the service fees increases Class N expenses by
0.25% of the net assets per year of the respective class. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
      o  pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
      o  may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      o  employs personnel to support distribution of Class B and Class C shares,
      o  bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and
         Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee paid on Class B, Class C and Class N shares and retains the asset-based sales charge paid on Class B and Class C shares.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

-------------------------------------------------------------------------------
 Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                Distributor's   Distributor's
                                                  Aggregate      Unreimbursed
                     Total         Amount       Unreimbursed    Expenses as %
                   Payments     Retained by       Expenses      of Net Assets
     Class        Under Plan    Distributor      Under Plan        of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan        $80,423       $68,7341        $272,489          2.73%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $193,012      $131,1052        $331,686          1.36%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $450,965         $03          $1,008,962         0.46%
-------------------------------------------------------------------------------
1. Includes $1,518 paid to an affiliate of the Distributor's parent company.
2. Includes $4,529 paid to an affiliate of the Distributor's parent company.
3. $17,649 was paid to an affiliate of the Distributor's parent company.

      All payments under the Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on
payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"dividend yield," "average annual total return," "cumulative total return,"
"average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the
Fund's most recent fiscal period. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).
Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's
         performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

            |_| Standardized Yield. The "standardized yield" (sometimes
referred to just as "yield") is shown for a class of shares for a stated 30 day period. It is not based on actual distributions paid by the Fund to shareholders in the 30 day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.
It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b + 1)6 -1]
                       ---
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30 day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the  average  daily  number  of shares  of that  class  outstanding during the 30 day period that were entitled to receive dividends.
      d =  the maximum  offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30 day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30 day period occurs at a constant rate for a six month period and is annualized at the end of the six month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30 day period.

            |_| Dividend Yield. The Fund may quote a "dividend yield" for
each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.
The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and
Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on
Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

-------------------------------------------------------------------------------
           The Fund's Yields for the 30-Day Periods Ended 10/31/03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Standardized Yield                 Dividend Yield

Class of
Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                 Without          After          Without           After
                  Sales           Sales           Sales            Sales
                 Charge          Charge          Charge           Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A           2.18%           2.10%           1.18%            1.14%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B           1.44%            N/A            0.43%             N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C           1.44%            N/A            0.41%             N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N           2.25%            N/A            1.24%             N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y           2.78%            N/A            1.77%             N/A
-------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 3.50% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year, 3.0% in the second year,
2.0% in the third and fourth years, 1.0% in the fifth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns for the one year period Class N total returns may also be calculated for the periods prior to
March 1, 2001 (the inception date for Class N shares), based on the Fund's
Class A returns, adjusted to reflect the higher Class N 12b-1 fees. Class Y shares are not subject to a sales charge.

            |_| Average Annual Total Return. The "average annual total
return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an
Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV        - 1= Average Annual Total
---
l/n        Return
 P

            |_| Cumulative Total Return. The "cumulative total return"
calculation measures the change in value of a hypothetical investment of
$1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or
Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 10/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of     Cumulative Total             Average Annual Total Returns
           Returns (10 years or
Shares        life of class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                         1-Year                5 Years (or
                                                             life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           After       Without   After        Without       After      Without
           Sales        Sales      Sales       Sales        Sales       Sales
            Charge     Charge      Charge      Charge      Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A     17.49%(1)  21.75%      -1.36%      2.22%       4.02%(1)    4.92%(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B     17.37%1    18.37%1     -2.55%      1.45%       3.99%(1)    4.20%(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C     18.34%1    18.34%1     0.43%       1.43%       4.20%(1)    4.20%(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N     11.95%2    11.95%2     1.37%       2.37%       4.32%2      4.32%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y     23.58%1    23.58%1     3.15%       3.15%       5.31%1      5.31%(1)
---------------------------------------------------------------------------------
2. Inception of Class A, Class B, Class C and Class Y: 9/27/99.
3. Inception of Class N: 3/1/01

---------------------------------------------------------------------------------
         Average Annual Total Returns for Class A Shares (After Taxes)
                         For the Periods Ended 10/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                                      5 years
                                                        1 year      (or life of
                                                                      class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions                            -2.13%        2.09%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions  and Redemption Of Fund    -0.91%        2.21%1
Shares
---------------------------------------------------------------------------------
1. Inception of Class A shares: 9/27/99

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper").
Lipper is a widely-recognized independent mutual fund monitoring service.
Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.
Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among the Multisector
Bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

About Your Account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares.  Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of
ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix B to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares and Class B shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
o     current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Preservation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Small Cap Value Fund
Oppenheimer Growth Fund                   Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund               Oppenheimer Total Return Bond Fund
Oppenheimer International Bond Fund       Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer Limited-Term Government Fund  Rochester Fund Municipals
Oppenheimer MidCap Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13 month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13 month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1.  Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2.  If the total minimum investment specified under the Letter is completed within the 13 month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3.  If, at the end of the 13 month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4.  By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
             A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6.  Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.
OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $250,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversion of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than five years.

      |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
         Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
         Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, and
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, Wrap Agreement fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. A $12 annual fee is assessed on any account valued at less than
$500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
         Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references tro time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and
U.S. holidays) or after 4:00 P.M. and a regular business day. Because the
Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days, when shareholders may not purchase or redeem shares. Additionally, trading on
European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
         are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked"
            prices on the valuation date or, if not, at the closing "bid"
            price on the valuation date.

o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
            Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"
         prices determined by a portfolio pricing service approved by the
         Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

o     The following securities are valued at the mean between the "bid" and
         "asked" prices determined by a pricing service approved by the
         Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having
         readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the
         "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

      Pursuant to procedures adopted by the Fund's Board of Trustees, fair value of a Wrap Agreement generally will be equal to the difference between the Book Value and the market value of the Covered Assets. If the market value of the Covered Assets is greater than their Book Value, the value of the Wrap Agreement will be reflected as a liability of the Fund for valuation purposes in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Fund to the provider of the Wrap Agreement.
The Fund will identify on its books assets equal to the amount of such potential liability. If, upon liquidation of all Covered Assets the value of the Wrap Agreements is zero or less, then the Wrap Providers will have no payment obligation to the Fund under the Wrap Agreements. If the market value of the Covered Assets is less than their Book Value, the value of the Wrap
Agreement will be reflected as an asset of the Fund in the amount of the difference, i.e., a positive value, reflecting the potential liability of the provider of the Wrap Agreement to the Fund. In performing its fair value determination, the Fund's Board expects to consider the creditworthiness, willingness and ability of a provider of a Wrap Agreement to pay amounts due under the Wrap Agreements. If the Board determines that a provider of Wrap
Agreements is unable to make such payments, the Board may assign a fair value to the Wrap Agreement that is less than the difference between the Book Value and the market value of the applicable Covered Assets. If the Board were to materially discount the value of a Wrap Agreement, the Fund may be unable to maintain a stable net asset value.

      The staff of the Securities and Exchange Commission has inquired of registered "stable value" mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements.
At the present time, the Fund has not received any indication whether or when the Securities and Exchange Commission will take any action as a result of their review of this matter. If the Securities and Exchange Commission determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the Fund may be required to use a different accounting methodology under which the fair value of the Fund's wrapper agreements could fluctuate daily, and if that were to occur, the Fund would probably not be able to maintain a stable net asset value per share. As a result, the Fund's net asset value could be greater or less than $10 per share on a daily basis.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund and Wrap Agreements, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90 day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities and Wrap
Agreements used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

      To the extent that a redemption in-kind includes Wrap Agreements, the
Fund will assign to the redeeming Plan one or more Wrap Agreements issued by the Wrap Providers covering the securities of the underlying funds that are distributed in-kind. The terms and conditions of Wrap Agreements provided to a redeeming Plan will be the same or substantially similar to the terms and conditions of the Wrap Agreements held by the Fund. Wrap Agreements are not liquid securities and may impose restrictions on termination or withdrawal, including notice periods of one year or more for non-participant directed withdrawals. The maintenance of Wrap Agreements distributed in-kind may also require that a Plan pay fees to the Wrap Provider directly, rather than through the Fund. Such fees are anticipated to be comparable to the fees paid by the Fund with respect to Covered Assets (typically 0.10% to 0.25% per dollar of Covered Assets). And, in most circumstances the Wrap Agreements will be of value to the Plan only as long as the Plan holds shares of the underlying funds.

      A Wrap Provider, prior to the assignment of a Wrap Agreement to a Plan, may require the Plan to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require the Plan to obtain at its own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the Covered Assets distributed in-kind in conformity with the Wrap Agreement provisions. In the event a Wrap Agreement cannot be assigned to the shareholder, the Fund in its discretion may satisfy the redemption request through (a) a cash payment, (b)
a redemption in-kind consisting entirely of Covered Assets, (c) a combination of cash and Covered Assets, or (d) the Fund may give the redeeming shareholder the opportunity to choose between one of the foregoing options or providing the Fund with 12 months notice of its request for such redemption
(which 12 month notice option would cause the redemption not to be subject to the redemption fee).

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,000 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Redemption Fee. As described in the prospectus, any redemption of Fund shares by the plan sponsor without first providing the Fund's transfer agent at least 12 months prior written notice, will be subject to a 2% redemption fee in addition to any applicable contingent deferred sales charge. If a plan (or group of affiliated plans) holds less than 1% of the outstanding shares of the Fund, and if any decision or action of an employer or plan sponsor which affects a significant number of plan participants, such as, but not limited to, plant closings, divestitures, partial plan termination, bankruptcy, layoff or early retirement incentive programs, results in redemption of Fund shares without 12 months notice, then those redemptions may be subject to a redemption fee. However, the redemption fee will not be assessed against any such redemptions if, as a direct result of such decision or action by the employer or plan sponsor, the affected Plan participants suffer an immediate, involuntary loss of employment.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds
Retirement Plans," c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this Statement of
Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Plans owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the Plan for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior
30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, Plans having AccountLink privileges (see "How to Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer
Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, Plans should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B, below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

Automatic Exchange Plans. Plans can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares"
in the Prospectus and below in this Statement of Additional Information.

Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the Plan's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial America Fund, L.P.             Centennial New York Tax Exempt
                                             Trust
   Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
   Centennial Government Trust               Oppenheimer Money Market Fund,
                                             Inc.
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Oppenheimer AMT-Free Municipals           Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer AMT-Free New York             Oppenheimer Rochester National
   Municipals                                Municipals
   Oppenheimer California Municipal Fund     Limited Term New York Municipal Fund
   Oppenheimer Limited Term Municipal        Oppenheimer Senior Floating Rate Fund
   Fund
   Oppenheimer New Jersey Municipal Fund     Rochester Fund Municipals

   The following funds do not offer Class Y shares:
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer Multiple Strategies Fund
   Oppenheimer California Municipal Fund    Oppenheimer New Jersey Municipal Fund
   Oppenheimer Capital Income Fund          Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Champion Income Fund         Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Developing Markets Fund      Oppenheimer Rochester National Municipals
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund
   Oppenheimer International Bond Fund      Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund
   Oppenheimer International Small Company  Limited Term New York Municipal Fund
   Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (2/4/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class
A shares of the Fund are acquired by exchange of Class A shares of other
Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plan) is terminated or
Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      If Class B shares of an Oppenheimer fund are exchanged for Class B shares of Oppenheimer Limited-Term Government Fund, Limited-Term New York
Municipal Fund or Oppenheimer Senior Floating Rate Fund and those shares acquired by exchange are subsequently redeemed or repurchased by the fund, they will be subject to the contingent deferred sales charge of the
Oppenheimer fund from which they were exchanged. The contingent deferred sales charge rates of Class B shares of other Oppenheimer funds are typically higher for the same holding period than for Class B shares of Oppenheimer
Limited-Term Government Fund, Limited-Term New York Municipal Fund and
Oppenheimer Senior Floating Rate Fund. They will not be subject to the contingent deferred sales charge of Oppenheimer Limited-Term Government Fund,
Limited-Term New York Municipal Fund or Oppenheimer Senior Floating Rate
Fund.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to
50 accounts per day from representatives of authorized dealers that qualify for this privilege.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset
Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer
Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund has no fixed dividend rate for each class of shares and the rate can change for its shares. There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and
Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the Fund. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer
Agent, to enable the investor to earn a return on otherwise idle funds.
Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax  discussion in the  Prospectus  and this Statement of Additional
Information  is based on tax law in effect on the date of the  Prospectus  and this Statement of Additional  Information.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with
retroactive  effect.   State  and  local  tax  treatment  of  ordinary  income
dividends and capital gain dividends from regulated  investment  companies may differ from the treatment  under the Internal  Revenue Code  described  below.
Potential  purchasers  of shares of the Fund are  urged to  consult  their tax advisors with  specific  reference to their own tax  circumstances  as well as
the  consequences  of  federal,   state  and  local  tax  rules  affecting  an
investment in the Fund.

      |X| Qualification as a Regulated Investment Company. The Fund has
elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, and other taxable ordinary income net of expenses and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses)
that it distributes to shareholders. That qualification enables the Fund to
"pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). The
Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the
Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      |X| Excise Tax on  Regulated  Investment  Companies.  Under the Internal
Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not, the
Fund must pay an excise tax on the amounts not  distributed.  It is  presently anticipated  that  the  Fund  will  meet  those  requirements.  To  meet  this requirement,  in certain circumstances the Fund might be required to liquidate portfolio  investments to make  sufficient  distributions  to avoid excise tax liability.  However,  the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce the amount of income or capital gains available for distribution to  shareholders.  If prior distributions  made by the Fund  must be  re-characterized  a s a  non-taxable return of capital  at the end of the fiscal  year as a result of the effect of the Fund's  investment  policies,  they will be  identified as such in notices sent to Plans.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above, except for
Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer
Limited-Term Government Fund. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the
Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Capital Preservation Fund:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Capital Preservation Fund, including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from September 27, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Capital Preservation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from September 27, 1999
(commencement of operations) to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
------------
KPMG LLP

Denver, Colorado
November 21, 2003

   STATEMENT OF INVESTMENTS  October 31, 2003
--------------------------------------------------------------------------------

                                                                 Market Value
                                                         Shares   See Note 1
  ----------------------------------------------------------------------------
   Investments in Affiliated Companies--101.1%
  ----------------------------------------------------------------------------
   Fixed Income Funds--96.0%
   Oppenheimer Bond Fund, Cl. Y                       3,443,783  $ 35,298,772
  ----------------------------------------------------------------------------
   Oppenheimer Limited-Term Government Fund, Cl. Y   23,457,985   240,678,927
  ----------------------------------------------------------------------------
   Oppenheimer Strategic Income Fund, Cl. Y          14,510,240    59,346,883
                                                                 -------------
                                                                  335,324,582

  ----------------------------------------------------------------------------
   Money Market Fund--5.1%
   Oppenheimer Money Market Fund, Inc.               18,006,131    18,006,131

  ----------------------------------------------------------------------------
   Total Investments, at Value (Cost $347,576,825)        101.1%  353,330,713
  ----------------------------------------------------------------------------
   Liabilities in Excess of Other Assets                   (1.1)   (3,896,798)
                                                    --------------------------
   Net Assets                                             100.0% $349,433,915
                                                    ==========================

See accompanying Notes to Financial Statements.

                    11 OPPENHEIMER CAPITAL PRESERVATION FUND

   STATEMENT OF ASSETS AND LIABILITIES  October 31, 2003
--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------
   Assets
   Investments, at value--see accompanying  statement:
   Affiliated companies (cost $347,576,825)                      $353,330,713
  ----------------------------------------------------------------------------
   Cash used for collateral on futures                                 25,000
  ----------------------------------------------------------------------------
   Receivables and other assets:
   Shares of beneficial interest sold                                 713,959
   Interest and dividends                                             702,087
   Other                                                                1,159
                                                                 -------------
   Total assets                                                   354,772,918

  ----------------------------------------------------------------------------
   Liabilities
   Bank overdraft                                                     378,513
  ----------------------------------------------------------------------------
   Payables and other liabilities:
   Wrapper agreement                                                3,434,739
   Shares of beneficial interest redeemed                           1,072,770
   Wrapper fee payable                                                191,750
   Transfer and shareholder servicing agent fees                       86,752
   Distribution and service plan fees                                  74,051
   Shareholder reports                                                 34,146
   Trustees' compensation                                              11,390
   Futures margins                                                      3,734
   Other                                                               51,158
                                                                 -------------
   Total liabilities                                                5,339,003

  ----------------------------------------------------------------------------
   Net Assets                                                    $349,433,915
                                                                 =============

  ----------------------------------------------------------------------------
   Composition of Net Assets
   Paid-in capital                                               $347,811,995
  ----------------------------------------------------------------------------
   Overdistributed net investment income                              (10,216)
  ----------------------------------------------------------------------------
   Accumulated net realized loss on investment transactions          (643,436)
  ----------------------------------------------------------------------------
   Net unrealized appreciation on investments and wrapper
     agreement                                                      2,275,572
                                                                 -------------
   Net Assets                                                    $349,433,915
                                                                 =============

                    12 OPPENHEIMER CAPITAL PRESERVATION FUND

  ----------------------------------------------------------------------------
   Net Asset Value Per Share
   Class A Shares:
   Net asset value and redemption price per share
   (based on net assets of $94,727,427 and
   9,473,122 shares of beneficial interest
   outstanding)                                                        $10.00
   Maximum offering price per share (net asset
   value plus sales charge of 3.50% of offering
   price)                                                              $10.36
  ----------------------------------------------------------------------------
   Class B Shares:
   Net asset value, redemption price (excludes
   applicable contingent deferred sales charge) and
   offering price per share (based on net assets of
   $9,986,747 and 998,663 shares of beneficial
   interest outstanding)                                               $10.00
  ----------------------------------------------------------------------------
   Class C Shares:
   Net asset value, redemption price (excludes
   applicable contingent deferred sales charge) and
   offering price per share (based on net assets of
   $24,404,533 and 2,440,518 shares of beneficial
   interest outstanding)                                               $10.00
  ----------------------------------------------------------------------------
   Class N Shares:
   Net asset value, redemption price (excludes
   applicable contingent deferred sales charge) and
   offering price per share (based on net assets of
   $219,590,275 and 21,958,614 shares of beneficial
   interest outstanding)                                               $10.00
  ----------------------------------------------------------------------------
   Class Y Shares:
   Net asset value, redemption price and offering
   price per share (based on net assets of $724,933
   and 72,473 shares of beneficial interest
   outstanding)                                                        $10.00

   See accompanying Notes to Financial Statements.

                    13 OPPENHEIMER CAPITAL PRESERVATION FUND

   STATEMENT OF OPERATIONS  For the Year Ended October 31, 2003
--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------
   Investment Income
   Dividends from affiliated companies                            $ 9,469,836
  ----------------------------------------------------------------------------
   Interest                                                            76,236
                                                                  ------------
   Total investment income                                          9,546,072

  ----------------------------------------------------------------------------
   Expenses
   Management fees                                                  2,220,602
  ----------------------------------------------------------------------------
   Distribution and service plan fees:
   Class A                                                            228,125
   Class B                                                             80,423
   Class C                                                            193,012
   Class N                                                            450,965
  ----------------------------------------------------------------------------
   Transfer and shareholder servicing agent fees:
   Class A                                                            456,802
   Class B                                                             65,890
   Class C                                                            139,907
   Class N                                                            457,882
   Class Y                                                                 30
  ----------------------------------------------------------------------------
   Wrapper fees                                                       489,897
  ----------------------------------------------------------------------------
   Shareholder reports                                                 64,109
  ----------------------------------------------------------------------------
   Trustees' compensation                                              15,215
  ----------------------------------------------------------------------------
   Custodian fees and expenses                                          6,587
  ----------------------------------------------------------------------------
   Other                                                               57,515
                                                                  ------------
   Total expenses                                                   4,926,961
   Less reduction to custodian expenses                                  (392)
   Less  reimbursement of management fees                          (1,335,442)
   Less voluntary waiver of transfer and shareholder servicing
     agent fees--Class A                                             (152,350)
   Less voluntary waiver of transfer and shareholder servicing
     agent fees--Class B                                              (37,422)
   Less voluntary waiver of transfer and shareholder servicing
     agent fees--Class C                                              (70,269)
   Less voluntary waiver of transfer and shareholder servicing
     agent fees--Class Y                                                  (13)
                                                                  ------------
   Net expenses                                                     3,331,073

  ----------------------------------------------------------------------------
   Net Investment Income                                            6,214,999

  ----------------------------------------------------------------------------
   Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
   Investments from affiliated companies                              187,632
   Closing of futures contracts                                       (38,787)
                                                                  ------------
   Net realized gain                                                  148,845
  ----------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments from affiliated companies                            4,556,064
   Futures contracts                                                  (43,577)
   Wrapper agreement                                               (4,616,791)
                                                                  ------------
   Net change in unrealized appreciation                             (104,304)

  ----------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations           $ 6,259,540
                                                                  ============

   See accompanying Notes to Financial Statements.

                    14 OPPENHEIMER CAPITAL PRESERVATION FUND

   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

   Year Ended October 31,                                 2003           2002
  ----------------------------------------------------------------------------
   Operations
   Net investment income                          $  6,214,999   $  5,200,284
  ----------------------------------------------------------------------------
   Net realized gain (loss)                            148,845       (686,530)
  ----------------------------------------------------------------------------
   Net change in unrealized appreciation              (104,304)     2,153,270
                                                  ----------------------------
   Net increase in net assets resulting from
   operations                                        6,259,540      6,667,024

  ----------------------------------------------------------------------------
   Dividends and/or Distributions to Shareholders
   Dividends from net investment income:
   Class A                                          (1,969,962)    (2,422,826)
   Class B                                            (104,775)      (102,516)
   Class C                                            (249,835)      (205,654)
   Class N                                          (3,927,405)    (2,350,783)
   Class Y                                              (7,561)           (95)
  ----------------------------------------------------------------------------
   Tax return of capital distribution:
   Class A                                                  --       (726,971)
   Class B                                                  --        (38,902)
   Class C                                                  --        (79,157)
   Class N                                                  --       (740,098)
   Class Y                                                  --            (23)

  ----------------------------------------------------------------------------
   Beneficial Interest Transactions
   Net increase in net assets resulting from
   beneficial interest transactions:
   Class A                                          16,147,988     28,403,767
   Class B                                           4,781,818      3,427,529
   Class C                                          11,965,018     10,595,020
   Class N                                         100,792,528    111,483,337
   Class Y                                             722,428            120

  ----------------------------------------------------------------------------
   Net Assets
   Total increase                                  134,409,782    153,909,772
  ----------------------------------------------------------------------------
   Beginning of period                             215,024,133     61,114,361
                                                  ----------------------------

   End of period [including overdistributed
   net investment income of $10,216 and $6,233,
   respectively]                                  $349,433,915   $215,024,133
                                                  ============================

     See accompanying Notes to Financial Statements.

                    15 OPPENHEIMER CAPITAL PRESERVATION FUND

   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   Class A        Year Ended October 31,                 2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss)from investment operations:
   Net investment income                                   .22      .42      .56      .57      .05
   Net realized and unrealized gain                         --      .09      .02      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .22      .51      .58      .60      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.22)    (.41)    (.55)    (.60)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.22)    (.51)    (.58)    (.60)    (.05)
  --------------------------------------------------------------------------------------------------

   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     2.22%    5.25%    6.00%    6.18%    0.55%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $94,727  $78,552  $50,179  $10,431     $100
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $92,035  $62,359  $33,976  $ 7,171     $100
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.11%    3.90%    5.39%    5.55%    5.75%
   Total expenses                                         1.70%    1.71%    1.58%    1.96%    1.55%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.09%    1.18%    1.14%    1.51%    1.12%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    16 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class B  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .37      .50      .51      .05
   Net realized and unrealized gain                         --      .08      .02      .02       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.45%    4.59%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)             $9,987   $5,205   $1,777     $331       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                    $8,055   $3,337   $  676     $ 82       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.15%    4.61%    4.55%    5.10%
   Total expenses                                         2.77%    2.37%    2.34%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.84%    1.90%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations)
   to October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    17 OPPENHEIMER CAPITAL PRESERVATION FUND

   FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

   Class C  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .38      .51      .50      .05
   Net realized and unrealized gain                         --      .07      .01      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.43%    4.58%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $24,405  $12,437   $1,845      $48       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $19,334   $6,790   $  652      $25       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.07%    4.54%    4.65%    5.10%
   Total expenses                                         2.67%    2.35%    2.36%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.82%    1.92%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class N  Year Ended October 31,                          2003       2002     2001 1
  --------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                    $10.00    $10.00    $10.00
  --------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                      .23       .45       .38
   Net realized and unrealized gain                            --       .07        -- 2
                                                           -----------------------------
   Total from investment operations                           .23       .52       .38
  --------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                      (.23)     (.42)     (.36)
   Tax return of capital distribution                          --      (.10)     (.02)
                                                           -----------------------------
   Total dividends and/or distributions to shareholders      (.23)     (.52)     (.38)
  --------------------------------------------------------------------------------------
   Net asset value, end of period                          $10.00    $10.00    $10.00
                                                           =============================

  --------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 3                        2.37%     5.29%     3.88%

  --------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)              $219,590  $118,829    $7,311
  --------------------------------------------------------------------------------------
   Average net assets (in thousands)                     $180,665  $ 63,485    $3,002
  --------------------------------------------------------------------------------------
   Ratios to average net assets: 4
   Net investment income                                     2.16%     3.86%     5.18%
   Total expenses                                            1.45%     1.52%     1.64%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses                1.01%     0.99%     1.20%
  --------------------------------------------------------------------------------------
   Portfolio turnover rate                                     20%       47%       36%

   1. For the period from March 1, 2001 (inception of offering) to October 31,
   2001
   2. Less than $0.005 per share.
   3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   4. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

   Class Y  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .39      .41      .58      .59      .06
   Net realized and unrealized gain (loss)                (.08)     .11      .03      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .31      .52      .61      .62      .06
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.31)    (.42)    (.58)    (.62)    (.06)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.31)    (.52)    (.61)    (.62)    (.06)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     3.15%    5.35%    6.25%    6.43%    0.57%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)               $725       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                      $368       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.53%    4.13%    5.73%    5.88%    6.19%
   Total expenses                                         0.96%   67.64%   43.02%    1.71%    1.15%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             0.52%    1.09%    0.82%    1.26%    0.72%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.

   See accompanying Notes to Financial Statements.

                    20 OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Capital Preservation Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income while seeking to maintain a stable value per share. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager). Shares of the Fund are offered solely to participant-directed qualified retirement plans and 403(b)(7) Custodial Plans meeting specified criteria (the Plans). Plan participant purchases of Fund shares are handled in accordance with each Plan's specific provisions. Plan participants should contact their Plan administrator for details concerning how they may purchase shares of the Fund.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold with a front-end sales charge of 3.50%, and reduced for larger purchases. Class B, Class C and Class N shares are offered without a front-end sales charge, but may be subject to a contingent deferred-sales charge
(CDSC) if redeemed within 5 years or 12 months or 18 months, respectively, of purchase. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are offered without front-end and contingent-deferred sales charges. Class Y shares are only available for plans that have special arrangements with OppenheimerFunds Distributor, Inc. (the Distributor). All
classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Expenses included in the accompanying financial statements reflect the expenses of the
Fund and do not include any expenses associated with the Underlying Funds.
Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) on less than 12 months prior notice. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. The Fund will, under normal circumstances, invest in Class
Y shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund, and in
shares of Oppenheimer Money Market Fund, Inc. (collectively referred to as the
"underlying funds"). The net asset values of the underlying funds are determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.
     The Fund may invest in certain portfolio securities, as described in the
Fund's pros-pectus. Portfolio securities are valued at the close of the New York
Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly

                    21 OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued using consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the
London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
     The Fund will, under normal circumstances, enter into wrapper agreements with insurance companies and banks. If an insurance wrap contract or a synthetic
Guaranteed Investment Contract, collectively, "wrapper agreement" obligates the contract provider to maintain the book value of all or a portion of the Fund's investments up to a specified maximum dollar amount, such contract will be valued at its fair value. The book value of the covered assets is the price the
Fund paid for such securities plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement ("crediting rate"). The crediting rate is normally reset monthly. However, if there is a significant event, such as a material change in interest rates, the crediting rate may be reset more frequently. The fair value of the contract generally will be equal to the difference between the book value, and the market value of the
Fund's portfolio investments subject to the contract. If the market value of the
Fund's portfolio investments is greater than its Book Value, the contract value will be reflected as a liability of the Fund in the amount of the difference,
i.e. a negative value. If the market value of the Fund's portfolio investments is less than its Book Value, the contract value will be reflected as an asset of the Fund in the amount of the difference, i.e. a positive value, reflecting the potential liability of the contract provider to the Fund. In performing its fair value determination, the Board of Trustees will take into consideration the creditworthiness of the contract provider and the ability and willingness of the contract provider to pay amounts under the contract. As of October 31, 2003, the
Fund has entered into one wrapper agreement, with the Bank of America, NA. Total fees paid for the year ended October 31, 2003, to Bank of America, NA, for this agreement were $489,897.
     The staff of the Securities and Exchange Commission ("SEC") has inquired of registered "stable value" mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the Fund has not received any indication whether or when the SEC will take any action as a result of their review of this matter. If the SEC determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the Fund may be required

                    22 OPPENHEIMER CAPITAL PRESERVATION FUND

to use a different accounting methodology under which the fair value of the
Fund's wrapper agreements could fluctuate daily, and if that were to occur, the
Fund would probably not be able to maintain a stable net asset value per share.
As a result, the Fund's net asset value could be greater or less than $10 per share on a daily basis.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              Net Unrealized
                                                                Appreciation
   Undistributed   Undistributed       Accumulated          Based on Cost of
   Net Investment      Long-Term              Loss    Securities for Federal
   Income                   Gain    Carryforward 1       Income Tax Purposes
   -------------------------------------------------------------------------
   $--                   $47,002               $--                $1,585,134

1. During the fiscal year October 31, 2003, the Fund did not utilize any capital loss carryforwards. During the fiscal year October 31, 2002, the Fund utilized
$61,232 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2003. Net assets of the
Fund were unaffected by the reclassifications.

   From                       To                                         Net
   Ordinary              Capital             Tax Return           Investment
   Loss                   Loss 2             of Capital                 Loss
   -------------------------------------------------------------------------
   $40,556              $151,416                    $--                  $--

2. $41,142, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

                    23 OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 was as follows:

                                         Year Ended              Year Ended
                                   October 31, 2003        October 31, 2002
     ----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                     $6,259,538              $5,081,874
     Return of capital                           --               1,585,151
                                   ----------------------------------------
     Total                               $6,259,538              $6,667,025
                                   ========================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               Federal tax cost of securities
               and other investments                   $349,819,340
                                                       ============

               Gross unrealized appreciation           $  5,030,538
               Gross unrealized depreciation             (3,445,404)
                                                       ------------
               Net unrealized appreciation             $  1,585,134
                                                       ============
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October
31, 2003, the Fund's projected benefit obligations were increased by $4,341 and payments of $357 were made to retired trustees, resulting in an accumulated liability of $10,216 as of October 31, 2003.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Board of Trustees, in an effort to maintain a stable net asset value per share in the event of an additional distribution, may declare, effective on the ex-dividend date of an additional distribution, a reverse split of the shares of the Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid. Also, in an effort to maintain a stable net asset value per share, the

                    24 OPPENHEIMER CAPITAL PRESERVATION FUND

Fund may distribute return of capital dividends. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 2003        Year Ended October 31, 2002
                                 Shares            Amount           Shares            Amount
----------------------------------------------------------------------------------------------

Class A
Sold                         5,635,142       $ 56,351,417        4,777,641      $ 47,776,413
Dividends and/or
distributions reinvested       197,233          1,972,335          315,148         3,151,481
Redeemed                    (4,217,576)       (42,175,764)      (2,252,412)      (22,524,127)
                            ------------------------------------------------------------------
Net increase                 1,614,799       $ 16,147,988        2,840,377      $ 28,403,767
                            ==================================================================

----------------------------------------------------------------------------------------------
Class B
Sold                           788,002       $  7,880,026          502,556      $  5,025,559
Dividends and/or
distributions reinvested        10,502            105,024           14,387           143,871
Redeemed                      (320,322)        (3,203,232)        (174,190)       (1,741,901)
                            ------------------------------------------------------------------
Net increase                   478,182       $  4,781,818          342,753      $  3,427,529
                            ==================================================================

----------------------------------------------------------------------------------------------
Class C
Sold                         2,013,047       $ 20,130,482        1,306,242      $ 13,062,427
Dividends and/or
distributions reinvested        24,997            249,971           28,550           285,500
Redeemed                      (841,543)        (8,415,435)        (275,290)       (2,752,907)
                            ------------------------------------------------------------------
Net increase                 1,196,501       $ 11,965,018        1,059,502      $ 10,595,020
                            ==================================================================

                    25 OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest Continued

                              Year Ended October 31, 2003        Year Ended October 31, 2002
                                 Shares            Amount           Shares            Amount
----------------------------------------------------------------------------------------------

Class N
Sold                        18,082,527       $180,825,268       13,543,716      $135,437,153
Dividends and/or
distributions reinvested       394,329          3,943,292          308,954         3,089,545
Redeemed                    (8,397,603)       (83,976,032)      (2,704,336)      (27,043,361)
                            ------------------------------------------------------------------
Net increase                10,079,253       $100,792,528       11,148,334      $111,483,337
                            ==================================================================

----------------------------------------------------------------------------------------------
Class Y
Sold                            71,476       $    714,766               --      $         --
Dividends and/or
distributions reinvested           766              7,662               12               120
Redeemed                            --                 --               --                --
                            ------------------------------------------------------------------
Net increase                    72,242       $    722,428               12      $        120
                            ==================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2003, were
$193,715,002 and $57,941,972, respectively.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The management fees payable by the Fund are reduced by the management fees paid by the underlying Oppenheimer funds on assets representing investments by the Fund in shares of those underlying funds.
That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of 0.75%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended October 31, 2003, the Fund paid
$815,738 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

                    26 OPPENHEIMER CAPITAL PRESERVATION FUND

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate         Class A       Concessions       Concessions       Concessions       Concessions
                    Front-End       Front-End        on Class A        on Class B        on Class C        on Class N
                Sales Charges   Sales Charges            Shares            Shares            Shares            Shares
                   on Class A     Retained by       Advanced by       Advanced by       Advanced by       Advanced by
Year Ended             Shares     Distributor     Distributor 1     Distributor 1     Distributor 1     Distributor 1
------------------------------------------------------------------------------------------------------------------------

October 31, 2003      $58,328          $4,626           $57,446          $192,916          $174,510          $338,576

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A           Class B          Class C           Class N
                      Contingent        Contingent       Contingent        Contingent
                        Deferred          Deferred         Deferred          Deferred
                   Sales Charges     Sales Charges    Sales Charges     Sales Charges
                     Retained by       Retained by      Retained by       Retained by
Year Ended           Distributor       Distributor      Distributor       Distributor
----------------------------------------------------------------------------------------

October 31, 2003            $964           $65,558          $26,968          $325,198

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended October 31, 2003, expense under the Class A Plan totaled $228,125, all of which were paid by the Distributor to recipients, which included $73 retained by the Distributor and $8,208 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The
Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2003, were as follows:

                                                                        Distributor's
                                                      Distributor's         Aggregate
                                                          Aggregate     Uncompensated
                                                      Uncompensated     Expenses as %
                  Total Expenses   Amount Retained  Expenses of Net            Assets
                      Under Plan    by Distributor       Under Plan          of Class
----------------------------------------------------------------------------------------

Class B Plan            $ 80,423          $ 68,734       $  272,489              2.73%
Class C Plan             193,012           131,105          331,686              1.36
Class N Plan             450,965                --        1,008,962              0.46

                    27 OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
"financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.
     Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of October 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                      Unrealized
                              Expiration     Number of        Valuation as of       Appreciation
Contract Description               Dates     Contracts          Oct. 31, 2003     (Depreciation)
--------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Treasury Nts., 2 yr.       12/29/03             6             $1,286,813          $  10,665
                                                                                       -----------
Contracts to Sell
U.S. Treasury Nts., 5 yr.       12/19/03            25              2,795,313            (54,242)
                                                                                       -----------
                                                                                       $ (43,577)

                    28 OPPENHEIMER CAPITAL PRESERVATION FUND

--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities
As of October 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. A Wrapper Agreement is considered to be an illiquid security. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities.

--------------------------------------------------------------------------------
7. Borrowing and Lending Arrangements
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
     The Fund had no interfund borrowings or loans outstanding during the year ended or at October 31, 2003.

                                  Appendix A

                           Industry Classifications

Aerospace & Defense                     Household Products
Air Freight & Couriers                  Industrial Conglomerates
Airlines                                Insurance
Auto Components                         Internet & Catalog Retail
Automobiles                             Internet Software & Services
Beverages                               IT Services
Biotechnology                           Leisure Equipment & Products
Building Products                       Machinery
Chemicals                               Marine
Consumer Finance                        Media
Commercial Banks                        Metals & Mining
Commercial Services & Supplies          Multiline Retail
Communications Equipment                Multi-Utilities
Computers & Peripherals                 Office Electronics
Construction & Engineering              Oil & Gas
Construction Materials                  Paper & Forest Products
Containers & Packaging                  Personal Products
Distributors                            Pharmaceuticals
Diversified Financial Services          Real Estate
Diversified Telecommunication Services  Road & Rail
Electric Utilities                      Semiconductors and Semiconductor
                                        Equipment
Electrical Equipment                    Software
Electronic Equipment & Instruments      Specialty Retail
Energy Equipment & Services             Textiles, Apparel & Luxury Goods
Food & Staples Retailing                Thrifts & Mortgage Finance
Food Products                           Tobacco
Gas Utilities                           Trading Companies & Distributors
Health Care Equipment & Supplies        Transportation Infrastructure
Health Care Providers & Services        Water Utilities
Hotels Restaurants & Leisure            Wireless Telecommunication Services
Household Durables

                                     B-13
                                  Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."5 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                        Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.9
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from service.11
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.        Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds. To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.  Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund  Oppenheimer Quest International
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders. Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Capital Preservation Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019-5820

1234

PX0755.001.1203

1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information, refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

STATEMENT OF INVESTMENTS  April 30, 2004 / Unaudited
--------------------------------------------------------------------------------

                                                                   MARKET VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--101.2%
--------------------------------------------------------------------------------
FIXED INCOME FUNDS--96.0%
Oppenheimer Bond Fund, Cl. Y                           3,566,568   $ 36,664,323
--------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund, Cl. Y 1     24,259,859    247,693,156
--------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund, Cl. Y              14,953,147     62,354,622
                                                                   -------------
                                                                    346,712,101

--------------------------------------------------------------------------------
MONEY MARKET FUND--5.2%
Oppenheimer Money Market Fund, Inc.                   18,654,328     18,654,328

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $359,427,181)            101.2%   365,366,429
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                       (1.2)    (4,400,666)
                                                      --------------------------
NET ASSETS                                                 100.0%  $360,965,763
                                                      ==========================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Represents ownership of at least 5% of the issuer.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    9 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

April 30, 2004
------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------
Investments, at value--affiliated companies (cost $359,427,181)--see
accompanying statement of investments                                  $365,366,429
------------------------------------------------------------------------------------
Cash used for collateral on futures                                          55,000
------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                      702,199
Shares of beneficial interest sold                                          610,169
Other                                                                         8,343
                                                                       -------------
Total assets                                                            366,742,140

------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------
Bank overdraft                                                               55,200
------------------------------------------------------------------------------------
Payables and other liabilities:
Wrapper agreement                                                         4,400,298
Shares of beneficial interest redeemed                                    1,093,190
Distribution and service plan fees                                           73,645
Transfer and shareholder servicing agent fees                                66,316
Shareholder communications                                                   32,470
Trustees' compensation                                                       17,578
Futures margins                                                              12,594
Dividends                                                                       186
Other                                                                        24,900
                                                                       -------------
Total liabilities                                                         5,776,377

------------------------------------------------------------------------------------
NET ASSETS                                                             $360,965,763
                                                                       =============

------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------
Paid-in capital                                                        $359,343,843
------------------------------------------------------------------------------------
Accumulated net investment income                                           750,361
------------------------------------------------------------------------------------
Accumulated net realized loss on investments                               (977,960)
------------------------------------------------------------------------------------
Net unrealized appreciation on investments and wrapper agreement          1,849,519
                                                                       -------------
NET ASSETS                                                             $360,965,763
                                                                       =============

                    10 | OPPENHEIMER CAPITAL PRESERVATION FUND

-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$95,064,437 and 9,506,846 shares of beneficial interest outstanding)               $10.00
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                        $10.36
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$11,050,455 and 1,105,192 shares of beneficial interest outstanding)               $10.00
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$27,971,507 and 2,797,195 shares of beneficial interest outstanding)               $10.00
-----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$226,550,979 and 22,654,513 shares of beneficial interest outstanding)             $10.00
-----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $328,385 and 32,829 shares of beneficial interest outstanding)       $10.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    11 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 2004
-------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------
Dividends from affiliated companies                                       $5,825,910
-------------------------------------------------------------------------------------
Interest                                                                     174,319
                                                                          -----------
Total investment income                                                    6,000,229

-------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------
Management fees                                                            1,303,364
-------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                      118,925
Class B                                                                       51,886
Class C                                                                      132,029
Class N                                                                      275,952
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                      189,821
Class B                                                                       35,305
Class C                                                                       81,267
Class N                                                                      301,824
Class Y                                                                           24
-------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                        5,609
Class B                                                                        3,090
Class C                                                                        5,300
Class N                                                                        2,741
-------------------------------------------------------------------------------------
Wrapper fees                                                                 290,165
-------------------------------------------------------------------------------------
Trustees' compensation                                                         9,053
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                    4,844
-------------------------------------------------------------------------------------
Other                                                                         58,758
                                                                          -----------
Total expenses                                                             2,869,957
Less reduction to custodian expenses                                            (188)
Less reimbursement of management fees                                       (801,855)
Less voluntary waiver of transfer and shareholder servicing agent fees:
Class A                                                                      (31,814)
Class B                                                                      (17,539)
Class C                                                                      (37,541)
                                                                          -----------
Net expenses                                                               1,981,020

-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      4,019,209

                    12 | OPPENHEIMER CAPITAL PRESERVATION FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on:
Investments from affiliated companies                                $ (182,122)
Closing of futures contracts                                           (105,200)
                                                                     -----------
Net realized loss                                                      (287,322)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments from affiliated companies                                   185,361
Futures contracts                                                       156,828
Wrapper agreement                                                      (768,242)
                                                                     -----------
Net change in unrealized appreciation                                  (426,053)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,305,834
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    13 | OPPENHEIMER CAPITAL PRESERVATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 SIX MONTHS            YEAR
                                                                      ENDED           ENDED
                                                             APRIL 30, 2004     OCTOBER 31,
                                                                (UNAUDITED)            2003
--------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------
Net investment income                                          $  4,019,209    $  6,214,999
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (287,322)        148,845
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation                              (426,053)       (104,304)
                                                               -----------------------------
Net increase in net assets resulting from operations              3,305,834       6,259,540

--------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (896,529)     (1,969,962)
Class B                                                             (57,317)       (104,775)
Class C                                                            (145,692)       (249,835)
Class N                                                          (2,151,829)     (3,927,405)
Class Y                                                              (7,265)         (7,561)
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                             (12,791)             --
Class B                                                              (1,362)             --
Class C                                                              (3,513)             --
Class N                                                             (29,437)             --
Class Y                                                                 (99)             --

--------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                             337,244      16,147,988
Class B                                                           1,065,291       4,781,818
Class C                                                           3,566,768      11,965,018
Class N                                                           6,958,985     100,792,528
Class Y                                                            (396,440)        722,428

--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------
Total increase                                                   11,531,848     134,409,782
--------------------------------------------------------------------------------------------
Beginning of period                                             349,433,915     215,024,133
                                                               -----------------------------
End of period (including accumulated net investment income
(loss) of $750,361 and $(10,216), respectively)                $360,965,763    $349,433,915
                                                               =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   14 | OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      SIX MONTHS                                              YEAR
                                                           ENDED                                             ENDED
                                                  APRIL 30, 2004                                          OCT. 31,
CLASS A                                              (UNAUDITED)      2003      2002      2001      2000     1999 1
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00    $10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .11       .22       .42       .56       .57       .05
Net realized and unrealized gain (loss)                     (.02)       --       .09       .02       .03        --
                                                         ----------------------------------------------------------
Total from investment operations                             .09       .22       .51       .58       .60       .05
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.09)     (.22)     (.41)     (.55)     (.60)     (.05)
Distributions from net realized gain                          -- 2      --        --        --        --        --
Tax return of capital distribution                            --        --      (.10)     (.03)       --        --
                                                         ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.09)     (.22)     (.51)     (.58)     (.60)     (.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00    $10.00
                                                         ==========================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          0.95%     2.22%     5.25%     6.00%     6.18%     0.55%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $95,064   $94,727   $78,552   $50,179   $10,431    $  100
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $95,808   $92,035   $62,359   $33,976   $ 7,171    $  100
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.31%     2.11%     3.90%     5.39%     5.55%     5.75%
Total expenses                                              1.60%     1.70%     1.71%     1.58%     1.96%     1.55%
Expenses after expense reimbursement
or fee waiver and reduction
to custodian expenses                                       1.08%     1.09%     1.18%     1.14%     1.51%     1.12%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%       20%       47%       36%       89%        0%

1. For the period from September 27, 1999 (commencement of operations) to
October 31, 1999.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   15 | OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------
                                                      SIX MONTHS                                           YEAR
                                                           ENDED                                          ENDED
                                                  APRIL 30, 2004                                       OCT. 31,
CLASS B                                              (UNAUDITED)     2003     2002     2001     2000      1999 1
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00   $10.00   $10.00   $10.00   $10.00     $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07      .14      .37      .50      .51        .05
Net realized and unrealized gain (loss)                     (.02)      --      .08      .02      .02         --
                                                         -------------------------------------------------------
Total from investment operations                             .05      .14      .45      .52      .53        .05
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.05)    (.14)    (.35)    (.49)    (.53)      (.05)
Distributions from net realized gain                          -- 2     --       --       --       --         --
Tax return of capital distribution                            --       --     (.10)    (.03)      --         --
                                                         -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.05)    (.14)    (.45)    (.52)    (.53)      (.05)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00   $10.00   $10.00   $10.00   $10.00     $10.00
                                                         =======================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          0.56%    1.45%    4.59%    5.31%    5.43%      0.48%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $11,050   $9,987   $5,205   $1,777   $  331     $    1
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $10,430   $8,055   $3,337   $  676   $   82     $    1
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       1.50%    1.31%    3.15%    4.61%    4.55%      5.10%
Total expenses                                              2.68%    2.77%    2.37%    2.34%    2.71%      2.25%
Expenses after expense reimbursement
or fee waiver and reduction
to custodian expenses                                       1.89%    1.87%    1.84%    1.90%    2.26%      1.81%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%      20%      47%      36%      89%         0%

1. For the period from September 27, 1999 (commencement of operations) to
October 31, 1999.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   16 | OPPENHEIMER CAPITAL PRESERVATION FUND

                                                      SIX MONTHS                                              YEAR
                                                           ENDED                                             ENDED
                                                  APRIL 30, 2004                                          OCT. 31,
CLASS C                                              (UNAUDITED)       2003      2002     2001     2000      1999 1
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00    $ 10.00   $ 10.00   $10.00   $10.00     $10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07        .14       .38      .51      .50        .05
Net realized and unrealized gain (loss)                     (.02)        --       .07      .01      .03         --
                                                         ----------------------------------------------------------
Total from investment operations                             .05        .14       .45      .52      .53        .05
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.05)      (.14)     (.35)    (.49)    (.53)      (.05)
Distributions from net realized gain                          -- 2       --        --       --       --         --
Tax return of capital distribution                            --         --      (.10)    (.03)      --         --
                                                         ----------------------------------------------------------
Total dividends and/or distributions to
shareholders                                                (.05)      (.14)     (.45)    (.52)    (.53)      (.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00    $ 10.00   $ 10.00   $10.00   $10.00     $10.00
                                                         ==========================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          0.56%      1.43%     4.58%    5.31%    5.43%      0.48%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $27,972    $24,405   $12,437   $1,845   $   48     $    1
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $26,547    $19,334   $ 6,790   $  652   $   25     $    1
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       1.53%      1.31%     3.07%    4.54%    4.65%      5.10%
Total expenses                                              2.60%      2.67%     2.35%    2.36%    2.71%      2.25%
Expenses after expense reimbursement or fee
waiver and reduction to custodian expenses                  1.87%      1.87%     1.82%    1.92%    2.26%      1.81%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%        20%       47%      36%      89%         0%

1. For the period from September 27, 1999 (commencement of operations) to
October 31, 1999.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   17 | OPPENHEIMER CAPITAL PRESERVATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                           SIX MONTHS                             YEAR
                                                                ENDED                            ENDED
                                                       APRIL 30, 2004                         OCT. 31,
CLASS N                                                   (UNAUDITED)       2003       2002      2001 1
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.00   $  10.00   $  10.00     $10.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             .12        .23        .45        .38
Net realized and unrealized gain (loss)                          (.02)        --        .07         -- 2
                                                             -------------------------------------------
Total from investment operations                                  .10        .23        .52        .38
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.10)      (.23)      (.42)      (.36)
Distributions from net realized gain                               -- 2       --         --         --
Tax return of capital distribution                                 --         --       (.10)      (.02)
                                                             -------------------------------------------
Total dividends and/or distributions to shareholders             (.10)      (.23)      (.52)      (.38)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.00   $  10.00   $  10.00     $10.00
                                                             ===========================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                               0.98%      2.37%      5.29%      3.88%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $226,551   $219,590   $118,829     $7,311
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $222,032   $180,665   $ 63,485     $3,002
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                            2.37%      2.16%      3.86%      5.18%
Total expenses                                                   1.46%      1.45%      1.52%      1.64%
Expenses after expense reimbursement or fee waiver
and reduction to custodian expenses                              1.01%      1.01%      0.99%      1.20%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            10%        20%        47%        36%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    18 | OPPENHEIMER CAPITAL PRESERVATION FUND

                                                      SIX MONTHS                                            YEAR
                                                           ENDED                                           ENDED
                                                  APRIL 30, 2004                                        OCT. 31,
CLASS Y                                              (UNAUDITED)      2003     2002     2001     2000      1999 1
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00    $10.00   $10.00   $10.00   $10.00     $10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .19       .39      .41      .58      .59        .06
Net realized and unrealized gain (loss)                     (.07)     (.08)     .11      .03      .03         --
                                                         --------------------------------------------------------
Total from investment operations                             .12       .31      .52      .61      .62        .06
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.12)     (.31)    (.42)    (.58)    (.62)      (.06)
Distributions from net realized gain                          -- 2      --       --       --       --         --
Tax return of capital distribution                            --        --     (.10)    (.03)      --         --
                                                         --------------------------------------------------------
Total dividends and/or distributions to
shareholders                                                (.12)     (.31)    (.52)    (.61)    (.62)      (.06)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00    $10.00   $10.00   $10.00   $10.00     $10.00
                                                         ========================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          1.24%     3.15%    5.35%    6.25%    6.43%      0.57%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $   328    $  725   $    2   $    2   $    1     $    1
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $   586    $  368   $    2   $    2   $    1     $    1
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.95%     2.53%    4.13%    5.73%    5.88%      6.19%
Total expenses                                              0.95%     0.96%   67.64%   43.02%    1.71%      1.15%
Expenses after expense reimbursement or fee
waiver and reduction to custodian expenses                  0.50%     0.52%    1.09%    0.82%    1.26%      0.72%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%       20%      47%      36%      89%         0%

1. For the period from September 27, 1999 (commencement of operations) to
October 31, 1999.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    19 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Preservation Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income while seeking to maintain a stable value per share. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager). Shares of the Fund are offered solely to participant-directed qualified retirement plans and 403(b)(7) Custodial Plans meeting specified criteria (the Plans). Plan participant purchases of Fund shares are handled in accordance with each Plan's specific provisions. Plan participants should contact their Plan administrator for details concerning how they may purchase shares of the Fund.

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold with a front-end sales charge of 3.50%, and reduced for larger purchases. Class B, Class C and Class N shares are offered without a front-end sales charge, but may be subject to a contingent deferred-sales charge
(CDSC) if redeemed within 5 years or 12 months or 18 months, respectively, of purchase. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are offered without front-end and contingent-deferred sales charges. Class Y shares are only available for plans that have special arrangements with OppenheimerFunds Distributor, Inc. (the Distributor). All
classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the
Underlying Funds. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) on less than 12 months prior notice. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
WRAPPER AGREEMENT. The Fund will, under normal circumstances, enter into wrapper agreements with insurance companies and banks. If an insurance wrap contract or a synthetic Guaranteed Investment Contract, collectively, "wrapper agreement"
obligates the contract provider to maintain the book value of all or a portion of the Fund's investments up to a specified maximum dollar amount, such contract will be valued at its fair value. The book value of the covered assets is the price the Fund paid for such securities plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement
("crediting rate"). The crediting rate is normally reset monthly. However, if there is a significant event, such as a material change in interest rates, the crediting rate may be reset more frequently. The fair value of the contract generally will be equal to the difference between the book value and the market value of the Fund's

                   20 | OPPENHEIMER CAPITAL PRESERVATION FUND

portfolio investments subject to the contract. If the market value of the Fund's portfolio investments is greater than its Book Value, the contract value will be reflected as a liability of the Fund in the amount of the difference, i.e. a negative value. If the market value of the Fund's portfolio investments is less than its Book Value, the contract value will be reflected as an asset of the
Fund in the amount of the difference, i.e. a positive value, reflecting the potential liability of the contract provider to the Fund. In performing its fair value determination, the Board of Trustees will take into consideration the creditworthiness of the contract provider and the ability and willingness of the contract provider to pay amounts under the contract. As of April 30, 2004, the
Fund has entered into one wrapper agreement, with the Bank of America, NA. Total fees paid for the six months ended April 30, 2004, to Bank of America, NA, for this agreement were $284,597.

     The staff of the Securities and Exchange Commission (SEC) has inquired of registered "stable value" mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the Fund has not received any indication whether or when the SEC will take any action as a result of their review of this matter. If the SEC determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the Fund may be required to use a different accounting methodology under which the fair value of the Fund's wrapper agreements could fluctuate daily, and if that were to occur, the Fund would probably not be able to maintain a stable net asset value per share. As a result, the Fund's net asset value could be greater or less than $10 per share on a daily basis.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. The Fund will, under normal circumstances, invest in Class Y shares of Oppenheimer Limited-Term
Government Fund, Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund, and in shares of Oppenheimer Money Market
Fund, Inc. (collectively referred to as the "underlying funds"). The net asset values of the underlying funds are determined as of the close of the New York
Stock Exchange, on each day the Exchange is open for trading.

     The Fund may invest in certain portfolio securities, as described in the
Fund's prospectus. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the
Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair

                   21 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

     As of April 30, 2004, the Fund had no estimated unused capital loss carryforward available for federal income tax purposes.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended
April 30, 2004, the Fund's projected benefit obligations were increased by
$3,677 and payments of $1,186 were made to retired trustees, resulting in an accumulated liability of $12,707 as of April 30, 2004.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund does purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

                   22 | OPPENHEIMER CAPITAL PRESERVATION FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Board of Trustees, in an effort to maintain a stable net asset value per share in the event of an additional distribution, may declare, effective on the ex-dividend date of an additional distribution, a reverse split of the shares of the Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid. Also, in an effort to maintain a stable net asset value per share, the Fund may distribute return of capital dividends. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                   23 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           SIX MONTHS ENDED APRIL 30, 2004    YEAR ENDED OCTOBER 31, 2003
                                     SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Sold                              2,367,429   $ 23,674,293       5,635,142   $ 56,351,417
Dividends and/or
distributions reinvested             89,586        895,868         197,233      1,972,335
Redeemed                         (2,423,291)   (24,232,917)     (4,217,576)   (42,175,764)
                                 ---------------------------------------------------------
Net increase                         33,724   $    337,244       1,614,799   $ 16,147,988
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                                325,057   $  3,250,570         788,002   $  7,880,026
Dividends and/or
distributions reinvested              5,820         58,204          10,502        105,024
Redeemed                           (224,348)    (2,243,483)       (320,322)    (3,203,232)
                                 ---------------------------------------------------------
Net increase                        106,529   $  1,065,291         478,182   $  4,781,818
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS C
Sold                              1,004,876   $ 10,048,755       2,013,047   $ 20,130,482
Dividends and/or
distributions reinvested             14,800        148,007          24,997        249,971
Redeemed                           (662,999)    (6,629,994)       (841,543)    (8,415,435)
                                 ---------------------------------------------------------
Net increase                        356,677   $  3,566,768       1,196,501   $ 11,965,018
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS N
Sold                              6,039,498   $ 60,394,978      18,082,527   $180,825,268
Dividends and/or
distributions reinvested            215,458      2,154,583         394,329      3,943,292
Redeemed                         (5,559,057)   (55,590,576)     (8,397,603)   (83,976,032)
                                 ---------------------------------------------------------
Net increase                        695,899   $  6,958,985      10,079,253   $100,792,528
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS Y
Sold                                    944   $      9,440          71,476   $    714,766
Dividends and/or
distributions reinvested                724          7,243             766          7,662
Redeemed                            (41,312)      (413,123)             --             --
                                 ---------------------------------------------------------
Net increase (decrease)             (39,644)  $   (396,440)         72,242   $    722,428
                                 =========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2004, were
$46,356,274 and $34,324,256, respectively.

                   24 | OPPENHEIMER CAPITAL PRESERVATION FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The management fees payable by the Fund are reduced by the management fees paid by the underlying Oppenheimer funds on assets representing investments by the Fund in shares of those underlying funds.
That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of 0.75%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the six months ended April 30, 2004, the Fund paid
$541,778 to OFS for services to the Fund.

     Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or
Class N plan is terminated by the Fund or by the shareholders of

                   25 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2004 for Class B,
Class C and Class N shares were $305,164, $404,805 and $899,579, respectively.
Fees incurred by the Fund under the plans are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A         CLASS B         CLASS C         CLASS N
                      CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                    FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
SIX MONTHS        RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
ENDED             DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
---------------------------------------------------------------------------------------------
April 30, 2004           $126          $6,136         $28,937         $11,295         $94,648

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

                   26 | OPPENHEIMER CAPITAL PRESERVATION FUND

     Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2004, the Fund had outstanding futures contracts as follows:

                                                                           UNREALIZED
                            EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION             DATES   CONTRACTS    APRIL 30, 2004   (DEPRECIATION)
-------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Treasury Nts., 2 yr.      6/30/04           6        $1,275,281        $ (9,772)
                                                                            ---------
CONTRACTS TO SELL
U.S. Treasury Nts., 5 yr.      6/21/04          23         2,528,563          54,359
U.S. Treasury Nts., 10 yr.     6/21/04          27         2,983,500          68,664
                                                                            ---------
                                                                             123,023
                                                                            ---------
                                                                            $113,251
                                                                            =========

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of April 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. A Wrapper Agreement is considered to be an illiquid security. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities.

--------------------------------------------------------------------------------
7. BORROWING AND LENDING ARRANGEMENTS

The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under

                   27 | OPPENHEIMER CAPITAL PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. BORROWING AND LENDING ARRANGEMENTS Continued

the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of
Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the
Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

     The Fund had no interfund borrowings or loans outstanding during the six months ended or at April 30, 2004.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the
Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures
is available (i) without charge, upon request, by calling the Fund toll-free at
1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at WWW.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June
30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii)
on the SEC's website at www.sec.gov.

                   28 | OPPENHEIMER CAPITAL PRESERVATION FUND

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert

         The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its
Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item
3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that
Instruction. The Board has concluded that while the members of the Audit
Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

Item 4.  Principal Accountant Fees and Services

         Not applicable to semiannual reports.

Item 5.  Not applicable

Item 6.  Schedule of Investments

         Not applicable

Item 7.  Not applicable

Item 8.  Not applicable

Item 9.  Submission of Matters to a Vote of Security Holders

         The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The Audit Committee charter describes the responsibilities of the
Committee in nominating candidates for election as independent Trustees of the
Registrant. The Registrant's Board has adopted a written charter for the
Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at www.oppenheimerfunds.com.

          Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including
Board members affiliated with the Registrant's investment advisors. The
Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO
80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

         The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Item 10.  Controls and Procedures

         (a)  Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment
              Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2004,
              registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the
              Securities Exchange Act of 1934 (a) is accumulated and
              communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

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Oppenheimer Cash Reserves
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6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

Statement of Additional Information dated September 29, 2004

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information  in the  Prospectus  dated  September  29, 2004. It should be read together with the  Prospectus,  which may be obtained by writing to the Fund's
Transfer Agent,  OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217,  by calling the Transfer Agent at the toll-free  number shown above, or
by   downloading   it  from   the   OppenheimerFunds   Internet   website   at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers.C-1
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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

      The investment  objective and the principal  investment  policies of the
Fund  are  described  in  the   Prospectus.   This   Statement  of  Additional
Information  contains  supplemental  information  about those policies and the types of  securities  that the Fund's  investment  Manager,  OppenheimerFunds,
Inc.  will  select for the Fund.  Additional  explanations  are also  provided about the strategies the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The Fund's objective is to seek the maximum current income that is consistent  with stability of principal.  The Fund will not make  investments  with the objective of seeking capital growth.  However, the value of the  securities  held by the Fund may be  affected  by changes in general  interest rates.  Because the current value of debt securities  varies inversely  with  changes in  prevailing  interest  rates,  if  interest  rates increase after a security is purchased,  that security would normally  decline in  value.  Conversely,  if  interest  rates  decrease  after  a  security  is purchased,  its value would rise.  However,  those  fluctuations in value will not  generally  result in realized  gains or losses to the Fund since the Fund does not usually intend to dispose of securities  prior to their  maturity.  A debt security  held to maturity is redeemable by its issuer at full  principal value plus accrued interest.

      The Fund may sell  securities  prior to their  maturity,  to  attempt to take  advantage  of  short-term  market  variations,  or  because of a revised credit evaluation of the issuer or other considerations.  The Fund may also do so to generate cash to satisfy  redemptions of Fund shares. In such cases, the
Fund may realize a capital gain or loss on the security.

      |X|   Ratings  of   Securities  --  Portfolio   Quality,   Maturity  and
Diversification.  Under Rule 2a-7 of the Investment Company Act, the Fund uses the amortized  cost method to value its portfolio  securities to determine the
Fund's net asset  value per share.  Rule 2a-7 places  restrictions  on a money market fund's  investments.  Under that Rule, the Fund may purchase only those securities that the Manager, under Board-approved  procedures,  has determined
have  minimal  credit  risks  and  are  "Eligible   Securities."   The  rating
restrictions  described in the  Prospectus  and this  Statement of  Additional
Information do not apply to banks in which the Fund's cash is kept.

      An  "Eligible  Security"  is one that  has been  rated in one of the two
highest  short-term  rating  categories  by  any  two   "nationally-recognized
statistical rating  organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating  Organizations"  in this  Statement  of  Additional
Information.  If only one Rating Organization has rated that security, it must have been rated in one of the two  highest  rating  categories  by that Rating
Organization.  An unrated  security that is judged by the Manager,  subject to review by the  Fund's  Board of  Directors,  to be of  comparable  quality  to
Eligible  Securities  rated by Rating  Organizations  may also be an "Eligible
Security."

      Rule 2a-7  permits  the Fund to  purchase  any  number  of  "First  Tier
Securities."  These  are  Eligible  Securities  that  have  been  rated in the highest  rating  category  for  short-term  debt  obligations  by at least two
Rating  Organizations.  If only one Rating Organization has rated a particular security,  it must have been  rated in the  highest  rating  category  by that
Rating  Organization.  Comparable  unrated  securities  may also be First Tier
Securities.

      Under Rule 2a-7,  the Fund may invest only up to 5% of its total  assets in  "Second  Tier  Securities."  Those are  Eligible  Securities  that are not
"First Tier Securities." In addition, the Fund may not invest more than:
o     5% of its total assets in the  securities  of any one issuer (other than the U.S. government, its agencies or instrumentalities) or
o     1% of its total  assets or $1 million  (whichever  is greater) in Second
         Tier Securities of any one issuer.

      Under  Rule  2a-7,  the Fund must  maintain  a  dollar-weighted  average portfolio  maturity of not more than 90 days,  and the  maturity of any single portfolio  investment  may not exceed 397 days.  The Board  regularly  reviews reports  from the  Manager to show the  Manager's  compliance  with the Fund's procedures and with the Rule.

      If a  security's  rating  is  downgraded,  the  Manager  or the Board of
Trustees may have to reassess  the  security's  credit risk.  If a security is downgraded,  the  Manager  or the Board of  Trustees  will  promptly  reassess whether the security  continues to present  minimal credit risk,  reassess the status of the security as an "eligible  security," and take such actions as is appropriate.  If the Fund  disposes  of the  security  within five days of the
Manager  learning  of the  downgrade,  the Manager  will  provide the Board of
Trustees  with  subsequent  notice  of such  downgrade.  If a  security  is in default,  or ceases to be an Eligible Security,  or is determined no longer to present minimal credit risks, the Board of Trustees must determine  whether it would be in the best interests of the Fund to dispose of the security.

      The Rating Organizations  currently designated as  nationally-recognized statistical  rating  organizations  by the Securities and Exchange  Commission
(the "SEC") are Standard & Poor's (a division of the  McGraw-Hill  Companies),
Moody's Investors Service,  Inc., Fitch, Inc. and Dominion Bond Rating Service
Limited.  Appendix A to this  Statement  of  Additional  Information  contains descriptions of the rating categories of those Rating  Organizations.  Ratings at the time of purchase  will  determine  whether  securities  may be acquired under the restrictions described above.

      |X|   U.S.  Government   Securities.   U.S.  government  securities  are
obligations  issued or  guaranteed  by the U.S.  government or its agencies or instrumentalities.  They include  Treasury Bills (which mature within one year of the date they are issued) and  Treasury  Notes and Bonds  (which are issued with longer maturities).  All Treasury securities are backed by the full faith and credit of the United States.

      U.S. government agencies and  instrumentalities  that issue or guarantee
securities   include,   but  are  not   limited   to,  the   Federal   Housing
Administration, Farmers Home Administration,  Export-Import Bank of the United
States,   Small  Business   Administration,   Government   National   Mortgage
Association, General Services Administration,  Bank for Cooperatives,  Federal
Home Loan Banks, Federal Home Loan Mortgage Corporation,  Federal Intermediate
Credit  Banks,  Federal Land Banks,  Maritime  Administration,  the  Tennessee
Valley Authority and the District of Columbia Armory Board.

      Securities  issued  or  guaranteed  by  U.S.   government  agencies  and
instrumentalities  are not  always  backed by the full faith and credit of the
United  States.  Some,  such as  securities  issued  by the  Federal  National
Mortgage  Association ("Fannie Mae"), are backed by the right of the agency or instrumentality  to  borrow  from the  Treasury.  Others,  such as  securities issued by the Federal Home Loan  Mortgage  Corporation  ("Freddie  Mac"),  are
supported only by the credit of the  instrumentality  and not by the Treasury.
If the  securities  are not  backed by the full faith and credit of the United
States,  the  purchaser  must  look  principally  to the  agency  issuing  the obligation  for  repayment  and may not be able to assert a claim  against the
United  States  if the  issuing  agency or  instrumentality  does not meet its commitment.

      Among the U.S.  government  securities that may be purchased by the Fund are  "mortgage-backed  securities" of Fannie Mae, Government National Mortgage
Association  ("Ginnie  Mae") and Freddie Mac.  Timely payment of principal and interest  on Ginnie  Mae  pass-through  is  guaranteed  by the full  faith and
credit  of  the  United  States.  These  mortgage-backed   securities  include
"pass-through"  securities  and  "participation  certificates."  Both types of securities  are similar,  in that they  represent  pools of mortgages that are assembled by a vendor who sells  interests in the pool.  Payments of principal and interest by  individual  mortgagors  are passed  through to the holders of the  interests in the pool.  Another type of  mortgage-backed  security is the
"collateralized  mortgage  obligation."  It is similar to a conventional  bond and is secured by groups of individual mortgages.

      |X|   Time  Deposits  and Other Bank  Obligations.  The types of "banks"
whose  securities the Fund may buy include  commercial  banks,  savings banks, and  savings  and loan  associations,  which may or may not be  members of the
Federal  Deposit  Insurance  Corporation.  The Fund may also buy securities of
"foreign banks" that are:
o     foreign  branches of U.S.  banks  (which may be issuers of  "Eurodollar"
            money market instruments),
o     U.S.  branches  and  agencies of foreign  banks (which may be issuers of
            "Yankee dollar" instruments), or
o     foreign branches of foreign banks.

      The Fund may invest in fixed  time  deposits.  These are  non-negotiable deposits in a bank for a specified  period of time at a stated  interest rate.
They may or may not be subject to withdrawal  penalties.  However,  the Fund's investments  in time deposits  that are subject to penalties  (other than time deposits  maturing  in less than 7 days)  are  subject  to the 10%  investment limitation  for investing in illiquid or restricted  securities,  set forth in
"Illiquid and  Restricted  Securities"  in the  Prospectus.  The Fund will buy bank  obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign  bank with total  assets of at least $30.0  billion.
Those asset requirements apply only at the time the obligations are acquired.

      |X|   Insured   Bank   Obligations.   The  Federal   Deposit   Insurance
Corporation  ("FDIC")  insures  the  deposits  of banks and  savings  and loan associations  up to $100,000 per investor.  Within the limits set forth in the
Prospectus,  the Fund may purchase bank  obligations that are fully insured as to  principal  by the FDIC.  To remain fully  insured as to  principal,  these investments  must  currently be limited to $100,000 per bank. If the principal amount  and  accrued  interest  together  exceed  $100,000,  then the  accrued interest in excess of that $100,000 will not be insured.
      |X|   Bank Loan  Participation  Agreements.  The Fund may invest in bank loan participation agreements,  subject to the investment limitation set forth in the  Prospectus as to  investments  in illiquid  securities.  Participation agreements  provide an  undivided  interest in a loan made by the bank issuing the  participation  interest in the  proportion  that the  buyer's  investment bears  to the  total  principal  amount  of  the  loan.  Under  this  type  of arrangement,  the issuing bank may have no  obligation to the buyer other than to pay  principal  and interest on the loan if and when  received by the bank.
Thus,  the Fund must look to the  creditworthiness  of the borrower,  which is obligated  to make  payments of  principal  and  interest on the loan.  If the borrower fails to pay scheduled  principal or interest payments,  the Fund may experience a reduction in income.

      |X|   Asset-Backed  Securities.  These securities,  issued by trusts and special  purpose  corporations,  are  backed  by  pools of  assets,  primarily automobile  and  credit-card  receivables  and home  equity  loans.  They pass through the payments on the  underlying  obligations  to the security  holders
(less   servicing  fees  paid  to  the  originator  or  fees  for  any  credit enhancement).  The value of an asset-backed security is affected by changes in
the   market's   perception   of  the  asset   backing   the   security,   the
creditworthiness  of the servicing  agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

      Payments  of  principal  and  interest  passed  through  to  holders  of asset-backed  securities  are  typically  supported  by some  form  of  credit enhancement,  such as a letter of credit,  surety bond,  limited  guarantee by another  entity  or having a  priority  to  certain  of the  borrower's  other securities.  The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed  security's par value until exhausted.  If the credit  enhancement of an asset-backed  security held by the Fund has been exhausted,  and if any  required  payments of  principal  and interest are not made with respect to the underlying  loans, the Fund may experience  losses or delays in receiving payment.

      The  risks  of  investing  in  asset-backed  securities  are  ultimately dependent  upon payment of consumer loans by the  individual  borrowers.  As a purchaser  of an  asset-backed  security,  the Fund  would  generally  have no recourse to the entity that  originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments,  which shorten the weighted  average life of asset-backed  securities and may lower their return, in the same manner as for  prepayments of a pool of mortgage loans  underlying mortgage-backed securities.  However,  asset-backed securities do not have the benefit of the same  security  interest  in the  underlying  collateral  as do mortgage-backed securities.

      |X|   Repurchase  Agreements.  In a  repurchase  transaction,  the  Fund acquires a  security  from,  and  simultaneously  resells  it to, an  approved vendor for delivery on an  agreed-upon  future date.  The resale price exceeds the purchase  price by an amount that  reflects an  agreed-upon  interest rate effective for the period during which the  repurchase  agreement is in effect.
An  "approved  vendor" may be a U.S.  commercial  bank,  the U.S.  branch of a foreign bank, or a  broker-dealer  which has been  designated a primary dealer in government  securities.  They must meet the credit  requirements set by the
Manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the resale  typically  will occur  within one to five days of the purchase.  The Fund will not enter into a repurchase agreement that will cause more  than  10% of its net  assets  to be  subject  to  repurchase  agreements maturing in more than seven days.

      Repurchase  agreements  are  considered  "loans"  under  the  Investment
Company  Act  of  1940  ("Investment   Company  Act")  collateralized  by  the
underlying  security.  The Fund's  repurchase  agreements  require that at all times while the  repurchase  agreement is in effect,  the  collateral's  value must  equal  or  exceed  the  repurchase  price  to  fully  collateralize  the repayment  obligation.  Additionally,  the Manager  will  monitor the vendor's creditworthiness  to  confirm  that the vendor is  financially  sound and will continuously  monitor the collateral's value.  However, if the vendor fails to pay the  resale  price on the  delivery  date,  the Fund  may  incur  costs in disposing of the collateral  and may  experience  losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive  Order issued by the SEC, the Fund,  along with other affiliated  entities managed by the Manager may transfer uninvested cash balances  into one or more  joint  repurchase  accounts.  These  balances  are invested  in one or more  repurchase  agreements,  secured by U.S.  government securities.  Securities  pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements  mature.  Each joint  repurchase arrangement  requires that the market value of the collateral be sufficient to cover payments of interest and principal;  however, in the event of default by the other party to the  agreement,  retention of the collateral may be subject to legal proceedings.

Other Investment Strategies

      |X|   Floating  Rate/Variable  Rate Obligations.  The Fund may invest in instruments  with floating or variable  interest rates. The interest rate on a floating rate obligation is based on a stated  prevailing market rate, such as a bank's prime rate,  the 90-day U.S.  Treasury Bill rate,  the rate of return on commercial paper or bank  certificates of deposit,  or some other standard.
The rate on the  investment  is  adjusted  automatically  each time the market rate is adjusted.  The interest  rate on a variable  rate  obligation  is also based on a stated  prevailing  market rate but is adjusted  automatically at a specified  interval of not less than one year.  Some variable rate or floating rate obligations in which the Fund may invest have a demand feature  entitling the  holder  to  demand  payment  of an  amount  approximately  equal  to  the amortized  cost of the  instrument or the principal  amount of the  instrument plus accrued  interest at any time,  or at specified  intervals  not exceeding
397 days. These notes may or may not be backed by bank letters of credit.

      Variable rate demand notes may include  master  demand notes,  which are obligations that permit the Fund to invest fluctuating  amounts in a note. The amount may change  daily  without  penalty,  pursuant  to direct  arrangements between  the Fund,  as the note  purchaser,  and the  issuer of the note.  The interest rates on these notes  fluctuate from time to time. The issuer of this type of  obligation  normally  has a  corresponding  right in its  discretion, after a given  period,  to  prepay  the  outstanding  principal  amount of the obligation plus accrued  interest.  The issuer must give a specified number of days' notice to the holders of those  obligations.  Generally,  the changes in the interest rate on those  securities  reduce the fluctuation in their market value.  As interest  rates  decrease or increase,  the  potential  for capital appreciation  or  depreciation  is less than that for  fixed-rate  obligations having the same maturity.

      Because  these  types of  obligations  are direct  lending  arrangements between  the  note  purchaser  and  issuer  of  the  note,  these  instruments generally will not be traded.  Generally,  there is no  established  secondary market for these types of  obligations,  although they are redeemable from the issuer at face value. Accordingly,  where these obligations are not secured by letters of credit or other credit  support  arrangements,  the Fund's right to redeem them is  dependent  on the ability of the note issuer to pay  principal and interest on demand.  These types of  obligations  usually are not rated by credit rating agencies.  The Fund may invest in obligations that are not rated only if the Manager  determines at the time of investment that the obligations are of  comparable  quality  to the  other  obligations  in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the  creditworthiness of the issuers of the  floating and variable  rate  obligations  in the Fund's portfolio on an ongoing basis.

      |X|   Loans of Portfolio Securities.  To attempt to increase its income, the Fund may lend its  portfolio  securities  to  brokers,  dealers  and other financial  institutions.  These  loans are limited to not more than 25% of the value  of the  Fund's  total  assets  and  are  subject  to  other  conditions described below.  There are some risks in lending  securities.  The Fund could experience a delay in receiving  additional  collateral to secure a loan, or a delay in recovering the loaned securities.  The Fund presently does not intend to lend its securities,  but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets.

      The Fund must receive  collateral for a loan.  Under current  applicable regulatory  requirements  (which are subject to change),  on each business day the loan  collateral  must be at least equal to the market value of the loaned securities.  The collateral must consist of cash, bank letters of credit, U.S.
government  securities  or  other  cash  equivalents  in  which  the  Fund  is permitted to invest.  To be acceptable as  collateral,  letters of credit must obligate a bank to pay amounts  demanded  by the Fund if the demand  meets the terms of the letter.  Such terms and the issuing bank must be  satisfactory to the Fund.

      When it lends securities,  the Fund receives from the borrower an amount equal to the interest paid or the dividends  declared on the loaned securities during the term of the loan. It may also receive  negotiated loan fees and the interest on the  collateral  securities,  less any finders',  custodian  bank, administrative  or other fees the Fund pays in connection  with the loan.  The
Fund may share the interest it receives on the collateral  securities with the borrower  as  long as it  realizes  at  least a  minimum  amount  of  interest required by the lending guidelines established by its Board of Trustees.

      The  Fund  will  not  lend  its  portfolio  securities  to any  officer,
Trustee,  employee or affiliate  of the Fund or its Manager.  The terms of the
Fund's  loans must meet  certain  tests under the  Internal  Revenue  Code and permit the Fund to reacquire  loaned  securities  on five business days notice or in time to vote on any important matter.

      |X|   Illiquid  and  Restricted  Securities.   Under  the  policies  and
procedures   established  by  the  Fund's  Board  of  Trustees,   the  Manager
determines  the  liquidity of certain of the Fund's  investments.  Investments may be illiquid because of the absence of an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable  price. A restricted  security is one that has a contractual  restriction  on its resale or which cannot be sold publicly  until it is registered  under the Securities
Act of 1933.

      Illiquid  securities  the  Fund  can  buy  include  issues  that  may be redeemed  only by the issuer upon more than seven days notice or at  maturity, repurchase  agreements  maturing in more than seven days,  fixed time deposits subject to  withdrawal  penalties  which  mature in more than seven days,  and other  securities  that  cannot  be sold  freely  due to legal or  contractual restrictions  on resale.  Contractual  restrictions  on the resale of illiquid securities  might  prevent or delay their sale by the Fund at a time when such sale would be desirable.  Illiquid  securities include  repurchase  agreements maturing in more than 7 days, or certain  participation  interests  other than those with puts exercisable within 7 days.

      There are restricted  securities that are not illiquid that the Fund can buy.  They include  certain  master  demand notes  redeemable  on demand,  and short-term  corporate  debt  instruments  that  are  not  related  to  current transactions  of the issuer and therefore are not exempt from  registration as commercial paper.

Investment Restrictions

      |X|   What Are "Fundamental  Policies?"  Fundamental  policies are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the  holders  of  more  than  50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Trustees can change  non-fundamental  policies without  shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional  Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:
o     The Fund cannot invest in commodities or commodity contracts;
o     The Fund cannot  invest in real estate;  however,  the Fund may purchase debt  securities  issued by companies which invest in real estate or interests therein;
o     The Fund  cannot  purchase  securities  on margin or make short sales of securities;
o     The Fund  cannot  invest in or hold  securities  of any  issuer if those
officers   and   trustees  or  directors  of  the  Fund  or  its  Manager  who beneficially  own  individually  more than1/2of 1% of the  securities  of such issuer together own more than 5% of the securities of such issuer;
o     The Fund cannot underwrite  securities of other companies except insofar as the Fund may be deemed an  underwriter  under the Securities Act of 1933 in connection with the disposition of portfolio securities;
o     The Fund cannot  invest more than 5% of its total  assets in  securities of  companies  that  have  operated  less  than  three  years,  including  the operations of predecessors;
o     The Fund cannot issue  "senior  securities,"  but this does not prohibit certain  investment  activities for which assets of the Fund are designated as segregated, or margin,  collateral or escrow arrangements are established,  to cover the related obligations;
o     With respect to 75% of its assets,  the Fund cannot purchase  securities issued or  guaranteed  by any one issuer  (except the U.S.  Government  or its agencies or  instrumentalities),  if more than 5% of the Fund's  total  assets would be  invested  in  securities  of that issuer or Fund would then own more than 10% of that issuer's voting securities;
o     The Fund  cannot  concentrate  investments  to the  extent of 25% of its assets in any  industry;  except for  obligations  of foreign banks or foreign branches of domestic  banks,  time deposits,  other bank  obligations and U.S.
government  securities  as  described  in  the  Prospectus  and  Statement  of
Additional Information;
o     The Fund  cannot  make loans,  except  that the Fund may  purchase  debt instruments  and  repurchase  agreements  as described in the  Prospectus  and
Statement  of  Additional  Information,  and the Fund  may lend its  portfolio
securities  as  described  under  "Loans  of  Portfolio   Securities"  in  the
Statement of Additional Information; or
o     The Fund cannot  borrow money in excess of 10% of the value of its total assets or make any investment  when  borrowings  exceed 5% of the value of its total assets;  it may borrow only as a temporary  measure for extraordinary or emergency  purposes;  no  assets  of the Fund  may be  pledged,  mortgaged  or assigned to secure a debt.

      Unless  the  Prospectus  or this  Statement  of  Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only  at the  time  the  Fund  makes  an  investment  (except  in the  case of borrowing  and  investments  in illiquid  securities).  The Fund need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

|X|   Does the Fund Have Additional  Restrictions  That Are Not  "Fundamental"
Policies?

      The Fund has additional  operating  policies that are not "fundamental,"
and  which  can be  changed  by the  Board  of  Trustees  without  shareholder approval.

      The Fund cannot  invest in  securities  of other  investment  companies, except if it acquires them as part of a merger,  consolidation  or acquisition of assets.

      For purposes of the Fund's policy not to concentrate  its investments in securities of issuers,  the Fund has adopted the industry  classifications set forth in Appendix B to this Statement of Additional  Information.  This is not a fundamental policy.

How the Fund Is Managed

Organization  and  History.  The Fund is an  open-end  diversified  management company  organized  as  a  Massachusetts  business  trust  in  1988,  with  an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees,  which is  responsible  for
protecting  the  interests  of  shareholders  under   Massachusetts  law.  The
Trustees  meet  periodically   throughout  the  year  to  oversee  the  Fund's
activities, review its performance, and review the actions of the Manager.

      |X|               Classes  of  Shares.   The  Trustees  are  authorized,
without shareholder  approval, to create new series and classes of shares. The
Trustees may reclassify  unissued shares of the Fund into additional series or classes of shares.  The  Trustees  also may divide or combine  the shares of a class  into a  greater  or  lesser  number  of  shares  without  changing  the proportionate  beneficial interest of a shareholder in the Fund. Shares do not have  cumulative  voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund  currently has four classes of shares:  Class A, Class B, Class
C, and Class N. All  classes  invest in the same  investment  portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may  have  a  different  net  asset  value   (although  this  is  highly
         unlikely),
o     may have  separate  voting  rights on matters in which  interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares  are  freely  transferable,  and each share of each class has one vote at shareholder meetings,  with fractional shares voting proportionally on matters  submitted  to the  vote  of  shareholders.  Each  share  of the  Fund represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

      |X|                                 Meetings  of   Shareholders.   As  a
Massachusetts  business trust,  the Fund is not required to hold, and does not plan to hold,  regular  annual  meetings of  shareholders.  The Fund will hold meetings  when  required  to do so by the  Investment  Company  Act  or  other applicable  law.  It will also do so when a  shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders  have the right, upon the declaration in writing or vote of two-thirds of the  outstanding  shares of the Fund,  to remove a Trustee.  The
Trustees  will call a meeting  of  shareholders  to vote on the  removal  of a
Trustee  upon  the  written  request  of  the  record  holders  of  10% of its outstanding  shares.  If the  Trustees  receive  a  request  from at  least 10 shareholders  stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the
Fund's   shareholder   list   available  to  the   applicants  or  mail  their
communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request must have been  shareholders for at least six months  and  must  hold  shares  of the  Fund  valued  at  $25,000  or more or constituting at least 1% of the Fund's  outstanding  shares.  The Trustees may also take other action as permitted by the Investment Company Act.

      |X|               Shareholder   and   Trustee   Liability.   The  Fund's
Declaration of Trust contains an express  disclaimer of shareholder or Trustee liability for the Fund's  obligations.  It also  provides for  indemnification and  reimbursement  of expenses out of the Fund's property for any shareholder held  personally  liable for its  obligations.  The  Declaration of Trust also states that upon request,  the Fund shall assume the defense of any claim made against a shareholder  for any act or obligation of the Fund and shall satisfy any  judgment on that claim.  Massachusetts  law  permits a  shareholder  of a business trust (such as the Fund) to be held personally  liable as a "partner"
under certain  circumstances.  However,  the risk that a Fund shareholder will incur  financial  loss from being held  liable as a  "partner"  of the Fund is limited  to the  relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

      The  Fund's  contractual   arrangements  state  that  any  person  doing
business  with the Fund (and each  shareholder  of the Fund)  agrees under its
Declaration   of  Trust  to  look  solely  to  the  assets  of  the  Fund  for satisfaction  of any claim or demand that may arise out of any  dealings  with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and  Oversight  Committees.  The Fund is governed by a Board
of  Trustees,   which  is   responsible   for   protecting  the  interests  of
shareholders   under   Massachusetts   law.  The  Trustees  meet  periodically
throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the  Manager.  Although  the Fund will not  normally hold annual meetings of its  shareholders,  it may hold  shareholder  meetings from time to time on important  matters,  and  shareholders  have the right to call a meeting to remove a Trustee or to take other  action  described  in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit  Committee,  a Review  Committee  and
Governance  Committe.  The Audit Committee is comprised  solely of Independent
Trustees.  The Audit  Committee is comprised  solely of Independent  Trustees.
The members of the Audit  Committee are Edward L. Cameron  (Chairman),  George
C. Bowen Robert J. Malone and F.  William  Marshall,  Jr. The Audit  Committee
held 6_  meetings  during the  fiscal  year  ended  July 31,  2004.  The Audit
Committee furnishes the Board with recommendations  regarding the selection of the Fund's independent  auditors.  Other main functions of the Audit Committee include,  but are not  limited  to:  (i)  reviewing  the scope and  results of financial statement audits and the audit fees charged;  (ii) reviewing reports from the Fund's independent  auditors regarding the Fund's internal accounting procedures  and controls;  (iii) review  reports from the  Manager's  Internal
Audit  Department;  (iv) maintaining a separate line of communication  between the  Fund's  independent  auditors  and  its  Independent  Trustees;  and  (v)
exercise  all  other  functions  outlined  in  the  Audit  Committee  Charter, including  but  not  limited  to  reviewing  the  independence  of the  Fund's independent  auditors and the  pre-approval  of the  performance by the Fund's independent auditors of any non-audit service,  including tax service, for the
Fund that is not prohibited by the Sarbanes-Oxley Act.

      The Audit Committee's  functions  include  selecting and nominating,  to the  full  Board,  nominees  for  election  as  Trustees,  and  selecting  and nominating  Independent  Trustees for election.  The Audit  Committee may, but need not,  consider  the  advice and  recommendation  of the  Manager  and its affiliates in selecting  nominees.  The full Board elects new trustees  except for those instances when a shareholder vote is required.

      To date,  the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless,  shareholders may submit names of individuals,  accompanied by complete and properly supported resumes, for the Audit  Committee's  consideration  by mailing such  information to the
Committee in care of the Fund.  The  Committee  may  consider  such persons at such time as it meets to consider possible nominees.  The Committee,  however, reserves sole  discretion to determine the  candidates to present to the Board and/or  shareholders  when it meets for the purpose of  considering  potential nominees.

      The  members  of the  Review  Committee  are Jon S.  Fossel  (Chairman),
Robert G. Avis, Sam Freedman and Beverly  Hamilton.  The Review Committee held
_6  meetings  during  the  fiscal  year  ended  July  31,  2004.  Among  other functions,  the Review Committee reviews reports and makes  recommendations to the  Board  concerning  the fees  paid to the  Fund's  transfer  agent and the services  provided to the Fund by the  transfer  agent.  The Review  Committee also reviews the Fund's  investment  performance  and policies and  procedures adopted  by  the  Fund  to  comply  with  Investment  Company  Act  and  other applicable law.

The members of the Governance Committee are Robert Malone (Chairman),  William
Armstrong,  Beverly  Hamilton  and F.  William  Marshall,  Jr. The  Governance
Committee was  established in August 2004 and did not hold any meetings during the Fund's  fiscal  year ended July 31,  2004.  The  Governance  Committee  is expected to review general governance matters.

Trustees  and  Officers  of the  Fund.  Except  for  Mr.  Murphy,  each of the
Trustees is an  "Independent  Trustee," as defined in the  Investment  Company
Act. Mr. Murphy is an "Interested  Trustee," because he is affiliated with the
Manager by virtue of his  positions as an officer and director of the Manager, and as a  shareholder  of its parent  company.  Mr.  Murphy  was  elected as a
Trustee of the Fund with the  understanding  that in the event he ceases to be the chief  executive  officer of the  Manager,  he will resign as a trustee of the  Fund and the  other  Board II Funds  (defined  below)  for  which he is a trustee or director.

      The Fund's  Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal  occupations and business  affiliations  during  the past five  years  are  listed in the chart below.  The  information  for the Trustees  also  includes the dollar range of shares  of  the  Fund  as  well  as  the  aggregate  dollar  range  of  shares beneficially  owned in any of the Oppenheimer  funds overseen by the Trustees.
All  of  the  Trustees  are  also  trustees  or  directors  of  the  following
Oppenheimer  funds  (except  for  Ms.  Hamilton  and Mr.  Malone,  who are not
Trustees of  Oppenheimer  Senior  Floating  Rate Fund and Mr.  Murphy is not a
Trustee  or  Managing  General  Partner  of  any  of  the  Centennial  trusts)
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                  Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Champion Income Fund           Fund
Oppenheimer Capital Income Fund            Oppenheimer Strategic Income Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Variable Account Funds
Oppenheimer High Yield Fund                Panorama Series Fund, Inc.
Oppenheimer International Bond Fund
Oppenheimer Integrity Funds                Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Limited-Term Government Fund   Trust
Oppenheimer Main Street Funds, Inc.        Centennial Government Trust
Oppenheimer Main Street Opportunity Fund   Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Main Street Small Cap Fund     Trust
Oppenheimer Municipal Fund                 Centennial Tax Exempt Trust
Oppenheimer Principal Protected Trust
Oppenheimer Principal Protected Trust II

      Present or former  officers,  directors,  trustees  and  employees  (and their  immediate  family members) of the Fund, the Manager and its affiliates, and retirement plans  established by them for their employees are permitted to purchase  Class A shares  of the Fund and the other  Oppenheimer  funds at net asset  value  without  sales  charge.  The sales  charges on Class A shares is waived for that group because of the  economies of sales  efforts  realized by the Distributor.

      Messrs. Murphy, Petersen, Wixted, WeissVandehey,  Vottiero and Zack, and
Mses.Bloomberg,  Ives, Lee and Wolf who are officers of the Fund, respectively hold the same  offices  with one or more of the  other  Board II Funds as with the Fund. As of August 30___,  2004,  the Trustees and officers of the Fund as a group owned of record or  beneficially  less than 1% of each class of shares of the Fund.  The  foregoing  statement  does not reflect  ownership of shares held of record by an  employee  benefit  plan for  employees  of the  Manager, other than the shares  beneficially  owned under that plan by the  officers of the Fund listed above. In addition,  each Independent  Trustee, and his family members,  do not own  securities of either the Manager or  Distributor  of the
Board II Funds or any person  directly or indirectly  controlling,  controlled by or under common control with the Manager or Distributor.

      The  address of each  Trustee in the chart  below is 6803 S. Tucson Way,
Centennial,  CO 80112-3924.  Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal  Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number  of  Portfolios  in  Fund  Complex Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As  of  December   31,
                                                              2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William          L. Chairman   of   the   following   private $None      Over
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Chairman            Mortgage     Company     (since    1991),
Since 2003 and      Centennial  State Mortgage Company (since
Trustee since 1999  1994),   The  El  Paso  Mortgage  Company
Age: 67             (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    and  International  Family  Entertainment
                    (television     channel)     (1992-1997),
                    Frontier Real Estate,  Inc.  (residential
                    real estate brokerage)  (1994-1999),  and
                    Frontier Title (title  insurance  agency)
                    (1995-June    1999);   a   U.S.   Senator
                    (January  1979-January 1991). Oversees 38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G. $None      $Over
Trustee since 1993  Edwards  Capital,  Inc.  (General Partner            $100,000
Age: 73             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Mr.  Bowen  held  several   positions  in $None      Over
Trustee since 1997  OppenheimerFunds  Inc. and  subsidiary or            $100,000
Age: 67             affiliated    companies.    Oversees   38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount $None      $50,001-
Trustee since 1999  Vernon,  George  Washington's home (since            $100,000
Age: 66             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from
                    1974-1999)  (an   accounting   firm)  and
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Mr.  Fossel held several  positions  with $None      Over
Trustee since 1990  OppenheimerFunds,   Inc.  and  subsidiary            $100,000
Age: 62             and  affiliated  companies.  Oversees  38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a $None      Over
Trustee since 1996  non-profit   charity)  (since   September            $100,000
Age: 63             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in
                    subsidiary  or  affiliated  companies  of
                    OppenheimerFunds,    Inc.   Oversees   38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.          Trustee   of    Monterey    International $None      $10,001-$50,000
Hamilton,           Studies  (an  educational   organization)
Trustee since 2002  (since  February 2000); a director of The
Age: 57             California   Endowment  (a  philanthropic
                    organization)  (since  April 2002) and of
                    Community  Hospital of Monterey Peninsula
                    (educational     organization)     (since
                    February  2002);  a  director  of America
                    Funds   Emerging   Markets   Growth  Fund
                    (since   October  1991)  (an   investment
                    company);  an  advisor  to Credit  Suisse
                    First  Boston's  Sprout  venture  capital
                    unit.  Mrs.  Hamilton also is a member of
                    the   investment    committees   of   the
                    Rockefeller   Foundation   and   of   the
                    University    of   Michigan.    Formerly,
                    Trustee   of   MassMutual   Institutional
                    Funds   (open-end   investment   company)
                    (1996-May   2004);   a  director  of  MML
                    Series  Investment  Fund (April  1989-May
                    2004) and MML  Services  (April  1987-May
                    2004) (investment  companies);  member of
                    the investment  committee  (2000-2003) of
                    Hartford     Hospital;     an     advisor
                    (2000-2003)   to   Unilever   (Holland)'s
                    pension  fund;  and  President  (February
                    1991-April   2000)  of  ARCO   Investment
                    Management    Company.     Oversees    37
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Chairman,  Chief  Executive  Officer  and $None      Over
Trustee since 2002  Director of Steele  Street  State Bank (a            $100,000
Age: 60             commercial  banking entity) (since August
                    2003);  director  of  Colorado  UpLIFT (a
                    non-profit  organization)  (since  1986);
                    trustee  (since  2000)  of the  Gallagher
                    Family       Foundation       (non-profit
                    organization).   Formerly,   Chairman  of
                    U.S.  Bank-Colorado (a subsidiary of U.S.
                    Bancorp and  formerly  Colorado  National
                    Bank,)  (July   1996-April  1,  1999),  a
                    director of: Commercial  Assets,  Inc. (a
                    REIT) (1993-2000),  Jones Knowledge, Inc.
                    (a  privately  held  company)  (2001-July
                    2004)  and U.S.  Exploration,  Inc.  (oil
                    and   gas   exploration)   (1997-February
                    2004).  Oversees  37  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F.          William Trustee   of   MassMutual   Institutional $None      Over
Marshall, Jr.,      Funds   (since   1996)  and  MML   Series            $100,000
Trustee since 2000  Investment   Fund   (since   1987)  (both
Age: 62             open-end  investment  companies)  and the
                    Springfield     Library     and    Museum
                    Association  (since 1995)  (museums)  and
                    the    Community    Music    School    of
                    Springfield  (music school) (since 1996);
                    Trustee  (since  1987),  Chairman  of the
                    Board  (since  2003) and  Chairman of the
                    investment  committee  (since  1994)  for
                    the    Worcester    Polytech    Institute
                    (private  university);  and President and
                    Treasurer  (since  January  1999)  of the
                    SIS  Fund  (a  private   not  for  profit
                    charitable  fund).  Formerly,  member  of
                    the    investment    committee   of   the
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.    (formerly   SIS   Bank)
                    (commercial  bank);  and  Executive  Vice
                    President  (January  1999-July  1999)  of
                    Peoples Heritage  Financial  Group,  Inc.
                    (commercial     bank).     Oversees    38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The  address  of Mr.  Murphy in the chart  below is Two World  Financial
Center,  225 Liberty  Street-11th  Floor, New York, NY 10281-1008.  Mr. Murphy
serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As  of  December   31,
                                                              2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $None      Over
President and      director  (since June 2001) and  President            $100,000
Trustee since 2001 (since  September  2000)  of the  Manager;
Age: 55            President  and a  director  or  trustee of
                   other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition  Corp.  (the Manager's  parent
                   holding   company)   and  of   Oppenheimer
                   Partnership  Holdings,   Inc.  (a  holding
                   company  subsidiary  of  the  Manager);  a
                   director    (since   November   2001)   of
                   OppenheimerFunds   Distributor,   Inc.  (a
                   subsidiary of the  Manager);  Chairman and
                   a   director    (since   July   2001)   of
                   Shareholder   Services,    Inc.   and   of
                   Shareholder   Financial   Services,   Inc.
                   (transfer   agent   subsidiaries   of  the
                   Manager);  President and a director (since
                   July  2001)  of  OppenheimerFunds   Legacy
                   Program  (a   charitable   trust   program
                   established  by the  Manager);  a director
                   of  the  following   investment   advisory
                   subsidiaries    of   the   Manager:    OFI
                   Institutional   Asset  Management,   Inc.,
                   Centennial Asset  Management  Corporation,
                   Trinity Investment Management  Corporation
                   and  Tremont  Capital   Management,   Inc.
                   (since November 2001),  HarbourView  Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real  Asset  Management,  Inc.;  Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns the  shares  of Babson
                   Capital  Management  LLC); a member of the
                   Investment  Company  Institute's  Board of
                   Governors  (elected to serve from  October
                   3,  2003  through   September  30,  2006).
                   Formerly,    Chief    Operating    Officer
                   (September    2000-June   2001)   of   the
                   Manager;  President and trustee  (November
                   1999-November    2001)   of   MML   Series
                   Investment     Fund     and     MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees      73       portfolios       as
                   Trustee/Director   and  10  portfolios  as
                   Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the  Officers  in the chart below is as follows:  for Mr.
Zack and Mses.  Bloomberg  and Lee, Two World  Financial  Center,  225 Liberty
Street-11th  Floor, New York, NY 10281-1008,  for  Messrs.Petersen,  Vandehey,
Vottiero,  Weiss and  Wixted  and Mses.  Ives and Wolf,  6803 S.  Tucson  Way,
Centennial,  CO  80112-3924.  Each Officer  serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Barry D. Weiss, Vice    Vice  President  of the  Manager  (since  July  2001) and of
President and Portfolio HarbourView Asset Management  Corporation (since June 2003);
Manager since 2001      an officer of 6 portfolios in the OppenheimerFunds  complex.
Age: 40                 Formerly  Assistant Vice President and Senior Credit Analyst
                        of the Manager (February  2000-June 2001).  Prior to joining the Manager in February  2000,  he was  Associate  Director,
                        Structured  Finance,  Fitch IBCA Inc. (April 1998 - February
                        2000).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Carol  E.  Wolf,   Vice Senior Vice  President of the Manager  (since June 2000) and
President               of  HarbourView  Asset  Management  Corporation  (since June
and Portfolio Manager   2003);  an officer of 6 portfolios  in the  OppenheimerFunds
since 1998              complex.  Formerly Vice  President of the Manager (June 1990
Age: 52                 - June 2000).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the  Manager;  Treasurer  of  HarbourView  Asset  Management
Age: 44                 Corporation,    Shareholder   Financial   Services,    Inc.,
                        Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
                        Management   Corporation,    and   Oppenheimer   Partnership
                        Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003). An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager since March
Assistant     Treasurer 2002. Formerly Vice President/Corporate Accounting of the
since 2002              Manager (July 1999-March 2002) prior to which he was Chief
Age: 41                 Financial Officer at Sovlink Corporation (April 1996-June
                        1999). An officer of 83 portfolios in the OppenheimerFunds complex..
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Vice     President    & Counsel  (since  February  2002)  of  the  Manager;  General
Secretary since 2001    Counsel  and  a  director   (since  November  2001)  of  the
Age: 55                 Distributor;   General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.;   Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International Ltd. (October  1997-November
                        2001).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant     Secretary Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 38                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc..  Formerly an
                        Assistant Counsel (August  1994-October  2003) and Assistant
                        Vice President of the Manager  (August  1997-June  1998). An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant  Vice  President of the Manager since August 2002;
Assistant Treasurer     formerly   Manager/Financial  Product  Accounting  (November
since 2004              1998-July 2002) of the Manager.  An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,            Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager  (since  December  2000);  formerly an attorney  and
since 2004              Assistant  Secretary  of  Van  Eck  Global  (until  December
Age: 34                 2000).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age:  36                PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skaden,  Arps, Slate,  Meagher
                        & Flom, LLP (September  1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|   Remuneration of Trustees. The officers of the Fund and one
Trustee of the Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2004. The compensation from all 38 of the Board II Funds
(including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)               Fund1                Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $1,134                $118,499
Chairman of the Board and
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                             $745                 $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                            $745                 $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                          $857                 $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                              $857                 $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                               $745                 $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                           $7452              $150,5423, 4
Review and Governance Committee
Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                           $7455               $100,1793
Governance Committee Chairman
and Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit and Governance Committee             $745                $149,4996
Member
-------------------------------------------------------------------------------
Effective  December 15, 2003,  Mr. James C. Swain  retired as Trustee from the
Board II Funds.  For the Fund's  fiscal year ended July 31,  2004,  Mr.  Swain received  $279  aggregate  compensation  from the Fund.  For the calendar year
ended  December  31,  2003,  Mr.  Swain  received   $178,000from  all  of  the
Oppenheimer funds for which he served as Trustee.
1.    Aggregate   Compensation   from   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    Includes $745 deferred under Deferred Compensation Plan described below.
3.    Mrs.  Hamilton  and Mr.  Malone were elected as Trustees of the Board II
   Funds  effective  June 1,  2002.  Compensation  for Mrs.  Hamilton  and Mr.
   Malone  was  paid  by all  the  Board  II  Funds,  with  the  exception  of
   Oppenheimer  Senior  Floating  Rate Fund for which  they  currently  do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2003).
4.    Includes  $50,363  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment  companies  (MassMutual  Institutional Funds and
   MML  Series  Investment  Fund)  the  investment  adviser  for  which is the indirect parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of
   MassMutual Institutional Funds.
5.    Includes $745 deferred under Deferred Compensation Plan described below.
6.    Includes  $48,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two  open-end  investment  companies  (MassMutual  Institutional
   Funds and MML Series  Investment Fund) the investment  adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of MassMutual Institutional Funds.

* For purposes of this section only,  "Fund Complex"  includes the Oppenheimer funds,  MassMutual  Institutional  Funds  and MML  Series  Investment  Fund in
accordance  with  the  instructions  for  Form  N-1A.  The  Manager  does  not consider  MassMutual  Institutional Funds and MML Series Investment Fund to be
part of the  OppenheimerFunds  "Fund  Complex"  as that term may be  otherwise interpreted.

      |X|   Deferred  Compensation  Plan for  Trustees.  The Board of Trustees
has  adopted a Deferred  Compensation  Plan for  disinterested  Trustees  that enables them to elect to defer  receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the
Trustee.  The amount  paid to the Trustee  under this plan will be  determined based upon the performance of the selected funds.

      Deferral of Trustees'  fees under this plan will not  materially  affect the Fund's  assets,  liabilities  or net income per share.  This plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an Order issued by the SEC,  the Fund may invest in the funds  selected by the  Trustee  under this plan without shareholder  approval for the limited purpose of determining the value of the Trustees' deferred fee accounts.

         |X|      Major  Shareholders.  As of August 30, 2004 no persons owned of  record  or was  known  by the Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      The portfolio  managers of the Fund are principally  responsible for the day-to-day  management of the Fund's  investment  portfolio.  Other members of
the  Manager's  fixed-income   portfolio  department,   particularly  security
analysts,  traders and other portfolio  managers,  have broad  experience with fixed-income  securities.  They  provide the Fund's  portfolio  managers  with research and support in managing the Fund's investments.

      |X|   The   Investment   Advisory   Agreement.   The  Manager   provides
investment  advisory and  management  services to the Fund under an investment advisory  agreement  between  the Manager  and the Fund.  The Manager  selects securities for the Fund's portfolio and handles its day-to-day  business.  The agreement  requires  the  Manager,  at its  expense,  to provide the Fund with adequate office space,  facilities and equipment. It also requires the Manager to provide and supervise the  activities  of all  administrative  and clerical personnel  required to provide  effective  administration  for the Fund. Those responsibilities  include the  compilation  and  maintenance  of records  with respect to its operations,  the  preparation and filing of specified  reports, and composition of proxy materials and registration  statements for continuous public sale of shares of the Fund.

      Expenses  not  expressly  assumed by the  Manager  under the  investment advisory  agreement are paid by the Fund.  The investment  advisory  agreement lists  examples of expenses paid by the Fund. The major  categories  relate to interest,  taxes,  fees to  unaffiliated  Trustees,  legal and audit expenses, custodian bank and transfer agent  expenses,  share  issuance  costs,  certain
printing  and  registration  costs  and  non-recurring   expenses,   including
litigation  costs.  The  management  fees paid by the Fund to the  Manager are calculated at the rates described in the Prospectus.

  -----------------------------------------------------------------------------
  Fiscal Year ended 7/31    Management Fee Paid to OppenheimerFunds, Inc.
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  2002                      $3,774,010
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  2003                      $4,215,556*
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  2004                      $3,230,456*
  -----------------------------------------------------------------------------

*  Effective  December  6,  2002,  the  Manager  agreed  to limit  the  Fund's management  fees to 0.40% of average net assets for each class.  That  expense limitation  can be amended or terminated at any time without  advance  notice.
If the  management  fee had not  been  reduced,  the  management  fee paid for fiscal  years  2003  and 2004  would  have  been  $4,619,828  and  $3,804,838, respectively.

      The investment  advisory agreement states that in the absence of willful misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions in connection  with any matters to which that agreement relates.

The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

      |X|   Annual Approval of Investment Advisory  Agreement.  Each year, the
Board of  Trustees,  including  a majority  of the  Independent  Trustees,  is required to approve  the renewal of the  investment  advisory  agreement.  The
Investment  Company Act requires  that the Board  request and evaluate and the
Manager  provide such  information as may be reasonably  necessary to evaluate the  terms  of  the  investment  advisory  agreement.  The  Board  employs  an independent  consultant to prepare a report that provides such  information as the Board requests for this purpose.

      The Board also receives  information  about the 12b-1  distribution fees the  Fund  pays.  These  distribution  fees are  reviewed  and  approved  at a different time of the year.

      The  Board  reviewed  the  foregoing  information  in  arriving  at  its decision to renew the investment advisory agreement.  Among other factors, the
Board considered:
o     The nature,  cost, and quality of the services  provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The  investment  performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services  received by the
      Fund from its relationship with the Manager; and
o     The  direct  and  indirect   benefits  the  Manager  received  from  its
      relationship  with the Fund.  These  included  services  provided by the
      Distributor  and the  Transfer  Agent,  and  brokerage  and soft  dollar arrangements  permissible under Section 28(e) of the Securities Exchange
      Act.

      The Board  considered  that the  Manager  must be able to pay and retain high quality  personnel at competitive  rates to provide services to the Fund.
The Board also  considered  that  maintaining  the financial  viability of the
Manager is  important  so that the Manager will be able to continue to provide quality  services to the Fund and its shareholders in adverse times. The Board also  considered the  investment  performance of other mutual funds advised by the Manager.  The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees,  meeting separately  from the  full  Board  with  experienced  Counsel  to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the  Manager  within the  meaning  and intent of the SEC Rules  regarding  the independence of counsel.

      After careful deliberation,  the Board concluded that it was in the best interest of  shareholders  to continue the investment  advisory  agreement for another year. In arriving at a decision,  the Board did not single out any one factor or group of factors as being more  important  than other  factors,  but considered all factors together.  The Board judged the terms and conditions of the investment advisory  agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

      |X|   Portfolio   Transactions.   Portfolio  decisions  are  based  upon
recommendations  and judgment of the Manager subject to the overall  authority of the  Board of  Trustees.  Most  purchases  made by the  Fund are  principal transactions at net prices,  so the Fund incurs little or no brokerage  costs.
The Fund deals  directly  with the selling or  purchasing  principal or market maker  without  incurring  charges for the  services of a broker on its behalf unless  the  Manager  determines  that a  better  price  or  execution  may be obtained by using the services of a broker.  Purchases of portfolio securities from  underwriters  include a commission or  concession  paid by the issuer to the  underwriter,  and purchases from dealers include a spread between the bid and asked prices.

      The  Fund  seeks  to  obtain  prompt  execution  of  orders  at the most
favorable  net  price.  If  dealers  are  used  for  portfolio   transactions,
transactions  may be  directed  to dealers for their  execution  and  research services.  The research services provided by a particular broker may be useful only  to  one or  more  of the  advisory  accounts  of  the  Manager  and  its affiliates.  Investment  research  received for the commissions of those other accounts  may be  useful  both to the  Fund  and  one or  more  of such  other accounts.  Investment  research  services  may be supplied to the Manager by a third party at the instance of a broker  through  which trades are placed.  It may include  information  and analyses on particular  companies and industries as well as market or  economic  trends  and  portfolio  strategy,  receipt  of market quotations for portfolio  evaluations,  information  systems,  computer hardware  and  similar  products  and  services.  If a research  service  also assists the Manager in a  non-research  capacity (such as bookkeeping or other
administrative  functions),   then  only  the  percentage  or  component  that
provides assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

      The  research  services  provided  by  brokers  broaden  the  scope  and supplement  the research  activities of the Manager.  That  research  provides additional  views and  comparisons  for  consideration,  and helps the Manager obtain market  information  for the valuation of securities held in the Fund's portfolio or being considered for purchase.

      The Fund's policy of investing in short-term debt securities  results in high  portfolio  turnover  and may  increase  the  Fund's  transaction  costs.
However,  since brokerage  commissions,  if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Fund.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal  underwriter in the continuous public offering  of the  different  classes  of shares of the Fund.  The  Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those furnished to existing  shareholders.  The  Distributor  is not obligated to sell a specific number of shares.  Expenses  normally  attributable  to sales are borne by the
Distributor,  except those paid by the Fund under its Distribution and Service
Plans described below.

      The concessions  paid to, or retained by, the Distributor  from the sale of  shares  during  the  Fund's  three  most  recent  fiscal  years,  and  the
contingent   deferred  sales  charges  retained  by  the  Distributor  on  the redemption  of shares for the most recent  fiscal year are shown in the tables below.

----------------------------------------------------------------------------------
Fiscal     Concessions on Class B  Concessions on Class   Concessions on Class N
Year
Ended      Shares Advanced by      C Shares Advanced by   Shares Advanced by
7/31:      Distributor1            Distributor1           Distributor1,2
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
2002       $954,517                $233,346               $635,960
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
20033      $363,611                $208,888               $887,944
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
2004       $138,410                $93,032                $589,607
----------------------------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of Class B, Class C and Class N shares from its own  resources at the time of sale.
2.    The inception date of Class N shares was March 1, 2001.
3.    The  Distributor's  sales concession rates on Class B, Class C and Class
   N shares sold prior to January 20, 2003 were higher than the current  rates
   (shown on page 18 of the Prospectus).

---------------------------------------------------------------------------------
Fiscal    Class A           Class B          Class C           Class N
                            Contingent       Contingent        Contingent
          Contingent        Deferred Sales   Deferred Sales    Deferred Sales
Year      Deferred Sales    Charges          Charges Retained  Charges Retained
Ended     Charges Retained  Retained by      by Distributor    by Distributor
7/31      by Distributor    Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
2004      $192,874          $298,926         $94,152           $336,882
---------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

    Each plan has been approved by a vote of the Board of Trustees,  including a majority of the Independent Trustees1, cast in person  at a  meeting  called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates.
In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

    Financial  intermediaries,  brokers and dealers may receive other payments from the  Distributor  or the Manager from their own  resources in  connection with the promotion  and/or sale of shares of the Fund,  including  payments to
defray  expenses   incurred  in  connection  with  educational   seminars  and
meetings.   The  Manager  or  Distributor  may  share  expenses   incurred  by
financial  intermediaries  in  conducting  training and  educational  meetings about aspects of the Fund for employees of the  intermediaries  or for hosting client  seminars  or meetings  at which the Fund is  discussed.  In their sole discretion,  the Manager and/or the  Distributor  may increase or decrease the amount of payments they make from their own resources for these purposes.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent
Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into
Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act)
of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plan for a class,  no payment  will be made to any  recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the  recipient  for itself and its  customers  does not exceed a minimum  amount,  if any,  that may be set from time to time by a majority  of the Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X|Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of Class A shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The
Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

For the fiscal year ended July 31, 2004 payments under the Class A Plan totaled
$794,910, all but $27,997 of which was paid by the Distributor to recipients.
That included $129,958 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to
Class A shares in any fiscal year cannot be recovered in subsequent years.
The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X|   Class B,  Class C and  Class N  Service  and  Distribution  Plans.
Under each plan,  service fees (if any) and distribution  fees are computed on the  average  of the net  asset  value  of  shares  in the  respective  class, determined  as of the close of each  regular  business  day during the period.
Each plan provides  provide for the  Distributor  to be  compensated at a flat rate,  whether the Distributor's  distribution  expenses are more or less than the  amounts  paid by the Fund under the plan  during the period for which the fee is paid. The types of services that recipients  provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the  asset-based  sales charges  and  the  service  fees or to pay  recipients  the  service  fee on a quarterly  basis,  without  payment in advance.  However,  no service fees are paid on Class B and Class C shares at this  time.  The  Distributor  currently intends to pay the  service  fee to  recipients  in advance for the first year after  Class N shares are  purchased.  After the first year Class N shares are outstanding,  after their purchase, the Distributor makes service fee payments quarterly  on those  shares.  The  advance  payment  is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service fee payment.  If Class N shares are redeemed during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class N shares. The Distributor  retains the asset-based sales charge on Class
C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the  Distributor  will pay the Class B, Class C and/or
Class N  asset-based  sales  charge and the Class N service  fee to the dealer quarterly in lieu of paying the sales  concessions  and service fee in advance at the time of purchase.

.......The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  each class of shares.  The payments are made to the  Distributor in recognition that the Distributor:
o.....pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  concessions  and/or  the  advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
         N shares, and
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o     may not be able to  adequately  compensate  dealers  that sell  Class B,
         Class C and Class N shares without  receiving payment under the plans and  therefore  may not be able to offer such Classes for sale absent the plans,
o     receives  payments under the plans  consistent with the service fees and asset-based  sales charges paid by other  non-proprietary  funds that charge 12b-1 fees,
o     may use the  payments  under  the plan to  include  the Fund in  various third-party  distribution  programs  that may increase  sales of Fund shares,
o     may  experience  increased  difficulty  selling  the  Fund's  shares  if payments  under the plan are  discontinued  because  most  competitor
         funds  have  plans  that  pay  dealers  for  rendering   distribution
         services  as much or more than the  amounts  currently  being paid by the Fund, and
o     may not be able to continue providing,  at the same or at a lesser cost, the same  quality  distribution  sales  efforts and  services,  or to obtain such services  from brokers and dealers,  if the plan payments were to be discontinued.

      Class B, Class C or Class N shares may not be  purchased  by an investor directly  from  the  Distributor  without  the  investor  designating  another broker-dealer of record.  If the investor no longer has another  broker-dealer
of  record  for  an  existing   account,   the  Distributor  is  automatically
designated  as the  broker-dealer  of record,  but  solely for the  purpose of acting as the  investor's  agent to purchase the shares.  In those cases,  the
Distributor  retains the asset-based sales charge paid on Class B, Class C and
Class N  shares,  but  does  not  retain  any  service  fees as to the  assets represented by that account.

    The Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent  deferred sales charges  collected on redeemed shares and from the Fund under the plans.
If either the Class B, Class C or Class N plan is terminated by the Fund,  the
Board of Trustees may allow the Fund to continue  payments of the  asset-based sales charge to the  Distributor for  distributing  shares before the plan was terminated.

      The amount  shown in the  following  table  reflects  a decrease  in the asset-based  sales  charge on Class B and Class C shares,  from 0.75% to 0.50%
of average  daily net assets per annum,  effective  January 1, 2003.  The Fund may reinstate the full  asset-based  sales charge permitted under each plan at any time without advance notice.  The Distributor's  sales concession rates on
Class B,  Class C and  Class N shares  sold  prior to  January  20,  2003 were higher than the current rates (shown on page 18__ of the prospectus).

---------------------------------------------------------------------------------
      Distribution Fees Paid to the Distributor for the Year Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan    $1,242,150     $1,112,077           $0                 0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan    $485,8481       $123,423            $0                 0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Plan    $279,3662       $208,293        $3,587,557           6.26%
---------------------------------------------------------------------------------
1.    Included  $16,132  paid  to an  affiliate  of the  Distributor's  parent company.
2.    Included  $4,798  paid  to an  affiliate  of  the  Distributor's  parent company.

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct Rules of the National  Association of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to
illustrate  its  performance.   These  terms  include   "yield,"   "compounded
effective  yield" and "average  annual total  return." An  explanation  of how yields and total returns are  calculated is set forth below.  The charts below show the Fund's  performance as of the Fund's most recent fiscal year end. You can obtain  current  performance  information  by calling the Fund's  Transfer
Agent at 1.800.225.5677 or by visiting the OppenheimerFunds  Internet web site at  www.oppenheimerfunds.com.  The Fund's performance would have been lower in the absence of the fee waivers  described on page 4 of the  Prospectus.  Those fee waivers may be withdrawn at any time.

      The Fund's  illustrations of its performance data in advertisements must comply with rules of the SEC.  Those rules  describe the types of  performance data that may be used and how it is to be calculated.  If the fund shows total returns in  addition to its  yields,  the  returns  must be for the 1-, 5- and
10-year  periods  ending as of the most recent  calendar  quarter prior to the publication of the advertisement (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's  performance   information  as  a  basis  for  comparisons  with  other
investments:
o     Yields and total  returns  measure  the  performance  of a  hypothetical account  in the  Fund  over  various  periods  and do  not  show  the
         performance   of   each   shareholder's   account.   Your   account's
         performance  will  vary  from  the  model  performance  data  if your dividends  are received in cash, or you buy or sell shares during the period,  or you  bought  your  shares  at a  different  time than the shares used in the model.
o     An  investment  in the  Fund is not  insured  by the  FDIC or any  other government agency.
o     The Fund's yield is not fixed or guaranteed and will fluctuate.
o     Yields and total returns for any given past period represent  historical performance information and are not, and should not be considered,  a prediction of future yields or returns.

      |X|   Yields.  The Fund's  current yield is  calculated  for a seven-day period of time as follows.  First,  a base period return is calculated for the seven-day  period by determining the net change in the value of a hypothetical pre-existing  account  having  one  share at the  beginning  of the  seven-day period.  The change  includes  dividends  declared on the  original  share and dividends  declared on any shares  purchased with dividends on that share, but such  dividends  are  adjusted to exclude any realized or  unrealized  capital gains or losses  affecting  the  dividends  declared.  Next,  the base  period return is  multiplied  by 365/7 to obtain  the  current  yield to the  nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by
      (1)   adding 1 to the base period return (obtained as described above),
      (2)   raising the sum to a power equal to 365 divided by 7, and
      (3)   subtracting 1 from the result.

      The  yield  as  calculated   above  may  vary  for  accounts  less  than
approximately  $100 in value due to the  effect  of  rounding  off each  daily dividend to the  nearest  full cent.  The  calculation  of yield under  either procedure  described  above does not take into  consideration  any realized or unrealized  gains or  losses  on the  Fund's  portfolio  securities  which may affect dividends.  Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      |X|   Total  Return  Information.  There are  different  types of "total returns"  to measure  the Fund's  performance.  Total  return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  The  cumulative  total  return  measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average  rate of return for each year in a period  that would  produce the cumulative total return over the entire period. However,  average annual total
returns  do  not  show  actual   year-by-year   performance.   The  Fund  uses
standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In  calculating  total  returns  for  Class  B  shares,  payment  of the applicable  contingent  deferred  sales  charge is applied,  depending  on the period  for which the  return is shown:  5.0% in the first  year,  4.0% in the second year, 3.0% in the third and fourth years,  2.0% in the fifth year, 1.0%
in the sixth year and none thereafter.  For Class C shares,  the 1% contingent deferred  sales charge is deducted for returns for the  one-year  period.  For
Class N shares,  the 1%  contingent  deferred  sales  charge is  deducted  for returns for the one-year period.  Class N total returns may also be calculated for the  periods  prior to March  1,  2001  (the  inception  date for  Class N shares),  based on the Fund's Class A returns,  adjusted to reflect the higher
Class N 12b-1 fees.

o     Average Annual Total Return.  The "average  annual total return" of each class is an  average  annual  compounded  rate of  return  for each  year in a specified  number of years.  It is the rate of return  based on the  change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an Ending
Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

------------------------------------------------------------------------------
                                     [OBJECT OMITTED]
------------------------------------------------------------------------------

o     Cumulative  Total Return.  The  "cumulative  total  return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors  as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:
------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                    The Fund's Total Returns for the Periods Ended 7/31/045
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class of  Cumulative          ------------------------------------------------------------------
          Total Returns
--------- (10 years or
Shares    life-of-class)      Average Annual Total Returns
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                              1-Year          5-Year          10-Year
                                              (or             (or
                              --------------- life-of-class)  life-of-class)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          After    Without    After   Without After   Without After    Without          Com-pounded
                                                                                        Effective
                                                                                        Yield
                                                                               Yield     (7
                                                                               (7 days  days
          Sales    Sales      Sales   Sales   Sales   Sales   Sales    Sales   ended    ended
          Charge   Charge     Charge  Charge  Charge  Charge  Charge   Charge  07/31/03)07/31/03)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class A1   40.17%     40.17%  0.17%   0.17%   2.37%   2.37%   3.43%    3.43%   0.44%    0.44%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class B    35.45%2    35.45%2 -4.89%2 0.11%   1.59%   1.96%   3.082    3.08%2  0.20%    0.20%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class C    33.62%3    33.62%3 -0.90%3 0.10%   1.96%   1.96%   2.94%    2.94%   0.19%    0.19%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class N     3.12%4     3.12%4 -0.90%  0.10%   0.90%   0.90%4  N/A      N/A     0.11%    0.11%
-------------------------------------------------------------------------------------------------
1.    Inception of Class A shares: 1/3/89`
2.    Inception of Class B shares:  8/17/93.  Because Class B convert to Class
   A shares 72 months after purchase,  the "life-of-class"  return for Class B uses Class A performance for the period after conversion.
3.    Inception of Class C shares: 12/1/93
4.    Inception of Class N Shares: 3/1/01.
5.    The amount  shown in the  following  table  reflects  a decrease  in the asset-based sales charge on Class B and Class C shares,  from 0.75% to 0.5%
   of average daily net assets per annum,  effective January 1, 2003. The Fund may reinstate the full  asset-based  sales charge permitted under each plan at any time without  advance notice.  The  Distributor's  sales  concession rates on Class B,  Class C and Class N shares  sold  prior to  January  20,
   2003  were  higher  than  the  current  rates  (shown  on page  18__of  the
   Prospectus).

   |X|      Other Performance Comparisons.  Yield information may be useful to investors in reviewing the Fund's  performance.  The Fund may make comparisons between its yield and that of other  investments,  by citing  various  indices such as The Bank Rate Monitor  National Index  (provided by Bank Rate Monitor)
which  measures  the  average  rate paid on bank money  market  accounts,  NOW accounts and  certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas.  When  comparing  the Fund's yield with that of other
investments,   investors  should  understand  that  certain  other  investment alternatives  such as certificates  of deposit,  U.S.  government  securities, money market  instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time, the Fund may include in its  advertisements and sales literature  performance  information  about the Fund cited in other newspapers and  periodicals,  such as The New York Times,  which may include  performance quotations from other sources.

      From time to time,  the Fund's  Manager may publish  rankings or ratings of the Manager (or the Transfer  Agent) or the investor  services  provided by them  to  shareholders  of  the  Oppenheimer  funds,  other  than  performance rankings of the  Oppenheimer  funds  themselves.  Those ratings or rankings of investor/shareholder  services by third  parties  may compare the  services of the Oppenheimer  funds to those of other mutual fund families  selected by the rating
or  ranking  services.  They may be based on the  opinions  of the  rating  or ranking  service  itself,  based  on its  research  or  judgment,  or based on surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its  advertisements  and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the Fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
         industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

------------------------------------------------------------------------------
A B O U T Y O U R A C C O U N T
------------------------------------------------------------------------------

How to Buy Shares

Additional  information is presented  below about the methods that can be used to buy  shares of the Fund.  Appendix C contains  more  information  about the special sales charge  arrangements  offered by the Fund, and the circumstances in which  sales  charges  may be  reduced  or waived  for  certain  classes of investors.

When you purchase  shares of the Fund,  your ownership  interest in the shares of the Fund will be recorded  as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.
AccountLink.  When shares are  purchased  through  AccountLink,  each purchase must be at least $50 and  shareholders  must  invest at least  $500  before an
                     ---
Asset  Builder Plan  (described  below) can be  established  on a new account.
Accounts  established  prior  to  November  1,  2002  will  remain  at $25 for additional  purchases.  Shares will be purchased  on the regular  business day the  Distributor  is  instructed  to initiate  the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends will begin to accrue on shares purchased  with the  proceeds of ACH  transfers  on the  business day the Fund receives  Federal  Funds for the  purchase  through the ACH system  before the close of The New York Stock Exchange ("the  Exchange").  The Exchange normally closes at 4:00 P.M.,  but may close  earlier on certain days. If Federal Funds are  received on a business  day after the close of the  Exchange,  the shares will be  purchased  and  dividends  will  begin to accrue on the next  regular business day. The proceeds of ACH transfers are normally  received by the Fund three days after the  transfers  are  initiated.  If the  proceeds  of the ACH transfer  are not received on a timely  basis,  the  Distributor  reserves the right to cancel  the  purchase  order.  The  Distributor  and the Fund are not responsible for any delays in purchasing  shares  resulting from delays in ACH transmissions.

Asset  Builder  Plans.  As explained  in the  Prospectus,  you must  initially establish  your account with $500.  Subsequently,  you can  establish an Asset
Builder Plan to  automatically  purchase  additional  Class A shares  directly from a bank  account  for as little as $50.  For  those  accounts  established prior to November 1, 2002 and which have previously  established Asset Builder
Plans,  additional  purchases  will remain at $25.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject  to the  redemption restrictions for recent purchases  described in the Prospectus.  Asset Builder
Plans are  available  only if your bank is an ACH member.  Asset Builder Plans may  not  be  used  to  buy  shares  for  OppenheimerFunds  employer-sponsored qualified  retirement  accounts.  Asset Builder Plans also enable shareholders of  Oppenheimer  Cash  Reserves  to use their  fund  account  to make  monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make  payments  from your bank account to purchase  shares of the
Fund,  your bank  account  will be debited  automatically.  Normally the debit will be made two business days prior to the  investment  dates you selected on your  Application.  Neither the  Distributor,  the Transfer Agent nor the Fund
shall be  responsible  for any delays in  purchasing  shares  that result from delays in ACH transmissions.
      Retirement  Plans may  purchase  Class B shares of the Fund  directly by establishing an Asset Builder Plan. The minimum  initial  investment for Class
B Asset  Builder  Plans  is  $5,000  and the  maximum  initial  investment  is
$500,000.

      Before  you  establish  Asset  Builder  payments,  you  should  obtain a prospectus  of the  selected  fund(s)  from  your  financial  advisor  (or the
Distributor)  and request an application  from the  Distributor.  Complete the application  and return  it.  You may change the amount of your Asset  Builder payment  or your can  terminate  these  automatic  investments  at any time by writing to the  Transfer  Agent.  The  Transfer  Agent  requires a  reasonable
period   (approximately  10  days)  after  receipt  of  your  instructions  to implement them. The Fund reserves the right to amend,  suspend, or discontinue offering Asset Builder plans at any time without prior notice.

The Oppenheimer  Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Capital Preservation Fund     Street Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Capital Income Fund           Street Fund II
Oppenheimer Champion Income Fund          Oppenheimer Quest Balanced Fund
                                          Oppenheimer Quest Capital Value Fund,
Oppenheimer Convertible Securities Fund   Inc.
                                          Oppenheimer Quest International Value
Oppenheimer Developing Markets Fund       Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Discovery Fund                Oppenheimer Quest Value Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Real Asset Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Real Estate Fund
                                          Oppenheimer Rochester National
Oppenheimer Enterprise Fund               Municipals
Oppenheimer Equity Fund, Inc.             Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer Global Opportunities Fund     Oppenheimer Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Total Return Bond Fund
Oppenheimer Growth Fund                   Oppenheimer U.S. Government Trust
Oppenheimer High Yield Fund               Oppenheimer Value Fund
Oppenheimer International Bond Fund       Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund     Rochester Fund Municipals
Oppenheimer International Small Company
Fund
Oppenheimer Limited Term California
Municipal
Fund
Oppenheimer Limited-Term Government Fund

Oppenheimer MidCap Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial  sales  charge on the  purchase of Class A shares of each of the  Oppenheimer  funds described above except the money market funds.
Under  certain  circumstances   described  in  this  Statement  of  Additional
Information,  redemption  proceeds of certain  money market fund shares may be subject to a contingent deferred sales charge.

      Classes  of  Shares.  Each  class of  shares of the Fund  represents  an interest in the same  portfolio  of  investments  of the Fund.  However,  each class has  different  shareholder  privileges  and  features.  The net  income attributable  to Class B, Class C or Class N shares and the dividends  payable on  Class  B,  Class C and  Class N  shares  will be  reduced  by  incremental expenses borne solely by that class.  Those expenses  include the  asset-based sales charges to which Class B, Class C and Class N shares are subject.

|X|   Alternative  Sales  Arrangements.  As stated in the Prospectus,  Class B and Class C shares of the Fund may only be  acquired  by  exchange  of Class B and Class C  shares,  respectively,  of other  Oppenheimer  funds or  directly through qualified retirement plans.

      Investors  should  understand  that  the  purpose  and  function  of the deferred  sales charge and  asset-based  sales charge with respect to Class B,
Class C and Class N shares are the same as those of the initial  sales  charge with  respect  to Class A share of  Oppenheimer  funds  other  than the  money
market  funds.   Any   salesperson   or  other  person   entitled  to  receive
compensation  for selling the Fund shares may receive  different  compensation with respect to one class of shares than the other.

      The  Distributor  will  generally  not accept any order in the amount of
$100,000  or more for Class B shares or $1  million or more for Class C shares on behalf of a single investor (not including  dealer "street name" or omnibus accounts).  That is because  generally it will be more  advantageous  for that investor to purchase Class A shares of the Fund.

|X|   Class A Shares  Subject  to a  Contingent  Deferred  Sales  Charge.  For
purchases of Class A shares  subject to a contingent  deferred sales charge as described  in the  Prospectus,  no  sales  concessions  will  be  paid  to the broker-dealer of record,  as described in the Prospectus,  on sales of Class A shares  purchased  with the  redemption  proceeds of shares of another  mutual
fund  offered  as  an  investment   option  in  a  retirement  plan  in  which
Oppenheimer  funds are also  offered  as  investment  options  under a special arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an  investment  option  under  that plan.  Additionally,  that  concession will not be paid on purchases of shares by a retirement  plan made with the  redemption  proceeds of Class N shares of
Class A one or more  Oppenheimer  funds  held by the  plan  for  more  than 18 months.

|X|   Class B Conversion.  Under current interpretations of applicable federal income tax law by the Internal  Revenue  Service,  the  conversion  of Class B shares to Class A shares 72 months after  purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should  change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that suspension remained in effect.

      Although  Class B shares could then be  exchanged  for Class A shares on the  basis of  relative  net  asset  value  of the two  classes,  without  the imposition of a sales charge or fee, such exchange could  constitute a taxable event for the  shareholder,  and absent such  exchange,  Class B shares  might continue  to be subject to the  asset-based  sales  charge for longer than six years.

|X|   Availability  of Class N Shares.  In addition to the  description of the types of retirement  plans which may purchase Class N shares  contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to  all  rollover   contributions   made  to  Individual  401(k)  plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group  Retirement  Plans (as defined in Appendix C to this  Statement of  Additional  Information)  which  have  entered  into a special agreement with the Distributor for that purpose,
o     to Retirement  Plans  qualified  under Sections  401(a) or 401(k) of the
            Internal  Revenue Code, the  recordkeeper  or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to  OppenheimerFunds-sponsored  Ascender  401(k)  plans that pay for the purchase with the redemption  proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers  and financial  advisors that are identified in a special  agreement  between the  broker-dealer  or financial advisor and the Distributor for that purpose.

      The sales  concession  and the advance of the service  fee, as described in the  Prospectus,  will not be paid to dealers of record on sales of Class N shares on:
o     purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement  plan  that  pays for the  purchase  with  the  redemption proceeds of Class A shares of one or more  Oppenheimer  funds  (other
         than  rollovers  from  an   OppenheimerFunds-sponsored   Pinnacle  or
         Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement  plan  that  pays for the  purchase  with  the  redemption proceeds of Class C shares of one or more  Oppenheimer  funds held by the plan  for  more  than one  year  (other  than  rollovers  from an
         OppenheimerFunds-sponsored  Pinnacle or  Ascender  401(k) plan to any
         IRA invested in the Oppenheimer funds), and
o     on  purchases  of  Class  N  shares  by  an   OppenheimerFunds-sponsored
         Pinnacle or Ascender  401(k) plan made with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds.

      No sales  concessions will be paid to the  broker-dealer  of record,  as described in the  Prospectus,  on sales of Class N shares  purchased  with the redemption  proceeds of shares of another mutual fund offered as an investment option in a  retirement  plan in which  Oppenheimer  funds are also offered as investment  options under a special  arrangement with the Distributor,  if the purchase occurs more than 30 days after the Oppenheimer  funds are added as an investment option under that plan.

      |X|   Allocation  of  Expenses.  The Fund pays  expenses  related to its daily  operations,  such as custodian fees,  Trustees'  fees,  transfer agency fees,  legal  fees and  auditing  costs.  Those  expenses  are paid out of the
Fund's  assets  and are not paid  directly  by  shareholders.  However,  those expenses  reduce the net asset value of shares,  and therefore are  indirectly borne by shareholders through their investment.

      The  methodology  for  calculating  the net asset value,  dividends  and distributions  of the Fund's share classes  recognizes  two types of expenses.
General  expenses  that  do not  pertain  specifically  to any one  class  are allocated  pro rata to the shares of all classes.  The  allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each  class,  and then  equally to each  outstanding  share  within a given class. Such general expenses include  management fees, legal,  bookkeeping and audit fees, printing and mailing costs of shareholder  reports,  Prospectuses,
Statements  of  Additional   Information   and  other  materials  for  current
shareholders,   fees  to  unaffiliated  Trustees,  custodian  expenses,  share
issuance  costs,   organization  and  start-up  costs,  interest,   taxes  and
brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution  and service plan (12b-1) fees,  transfer and  shareholder  servicing  agent fees and expenses and  shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus,  a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance  valued under $500.
The Minimum Balance Fee is automatically  deducted from each such Fund account on or about the second to last business day of September.

Listed  below are certain  cases in which the Fund has  elected,  in its discretion,  not to assess the Fund Account Fees.  These  exceptions are subject to change:
o     A fund account whose shares were acquired  after  September  30th of the prior year;
o     A fund  account  that has a  balance  below  $500  due to the  automatic conversion  of shares from Class B to Class A shares.  However, once  all  Class  B  shares  held  in  the  account  have  been converted to Class A shares the new account  balance may become subject to the Minimum Balance Fee;
o     Accounts of  shareholders  who elect to access their  account  documents electronically via eDoc Direct;
o     A fund  account  that has only  certificated  shares and,  has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers  under the NSCC
         Fund/SERV system;
o     Accounts  held  under the  Oppenheimer  Legacy  Program  and/or  holding certain Oppenheimer Variable Account Funds;
o     Omnibus  accounts  holding  shares  pursuant to the Pinnacle,  Ascender,
         Custom Plus,  Recordkeeper Pro and Pension Alliance  Retirement
         Plan programs; and
o     A fund account  that falls below the $500  minimum  solely due to market fluctuations  within the 12-month period preceding the date the fee is deducted.

To access account documents  electronically via eDocs Direct, please visit the
Service   Center  on  our   website   at   www.oppenheimerfunds.com   or  call
                                           ------------------------
1.888.470.0862 for instructions.

The Fund  reserves the  authority to modify Fund Account Fees in its discretion.

Determination  of Net Asset Value Per Share.  The net asset value per share of each class of shares of the Fund is  determined as of the close of business of the Exchange on each day that the Exchange is open.  The  calculation  is done by dividing the value of the Fund's net assets  attributable to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally closes at 4:00 P.M.,  Eastern  time,  but may close  earlier on some days (for example,  in case of  weather  emergencies  or on days  falling  before a U.S.
holiday).  All references to time in this Statement of Additional  Information mean "Eastern time." The Exchange's most recent annual  announcement (which is subject to change) states that it will close on New Year's Day,  Martin Luther
King Jr. Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day,
Labor Day,  Thanksgiving  Day and  Christmas  Day.  It may also close on other days.

      The Fund's  Board of Trustees has adopted the  amortized  cost method to value the Fund's  portfolio  securities.  Under the amortized  cost method,  a security is valued initially at its cost and its valuation  assumes a constant amortization  of any premium or accretion of any  discount,  regardless of the impact of  fluctuating  interest  rates on the market  value of the  security.
This method does not take into  consideration any unrealized  capital gains or losses  on  securities.  While  this  method  provides  certainty  in  valuing securities,  in  certain  periods  the  value  of  a  security  determined  by amortized  cost may be higher or lower than the price the Fund  would  receive if it sold the security.

      The Fund's  Board of  Trustees  has  established  procedures  reasonably designed to  stabilize  the Fund's net asset  value at $1.00 per share.  Those procedures  include a review of the Fund's portfolio  holdings by the Board of
Trustees,  at intervals it deems appropriate,  to determine whether the Fund's net asset value calculated by using available market quotations  deviates from
$1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any  deviation  between the  Fund's  net asset  value  based  upon  available  market  quotations  and amortized  cost.  If the Fund's net asset value were to deviate  from $1.00 by more than 0.5%,  Rule 2a-7  requires  the Board of Trustees  to consider  what action,  if any,  should  be  taken.  If they  find  that  the  extent  of the
deviation  may  cause  a  material   dilution  or  other  unfair   effects  on
shareholders,  the Board of Trustees  will take  whatever  steps it  considers appropriate  to eliminate or reduce the  dilution,  including,  among  others, withholding or reducing  dividends,  paying  dividends from capital or capital gains,  selling  portfolio  instruments  prior to maturity to realize  capital gains or losses or to  shorten  the  average  maturity  of the  portfolio,  or calculating net asset value per share by using available market quotations.

      During periods of declining  interest  rates,  the daily yield on shares of the Fund may tend to be lower  (and net  investment  income  and  dividends higher) than those of a fund  holding the  identical  investments  as the Fund but  which  used a method of  portfolio  valuation  based on market  prices or estimates of market  prices.  During  periods of rising  interest  rates,  the daily yield of the Fund would tend to be higher and its aggregate  value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

      The  information   below   supplements  the  terms  and  conditions  for
redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to United  Missouri Bank (the "Bank")
for  clearance,  the Bank will ask the Fund to redeem a  sufficient  number of full and fractional  shares in the  shareholder's  account to cover the amount of the check. This enables the shareholder to continue receiving  dividends on those  shares  until the check is  presented  to the Fund.  Checks  may not be presented  for  payment at the  offices  of the Bank or the Fund's  custodian.
This  limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund reserves the right to amend,  suspend or  discontinue  offering  checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting  privilege, by signing the account  application or by completing a Checkwriting card, each individual who signs:
(1)   for  individual  accounts,  represents  that  they  are  the  registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations,  partnerships, trusts and other entities, represents  that they are an  officer,  general  partner,  trustee or other  fiduciary or agent,  as applicable,  duly authorized to act on behalf of the registered owner(s);
(3)   authorizes  the Fund,  its Transfer Agent and any bank through which the
         Fund's  drafts  (checks)  are payable to pay all checks  drawn on the
         Fund account of such  person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;
      (4)   specifically  acknowledges that if they choose to permit checks to be honored if there is a single  signature  on checks  drawn  against joint accounts,  or accounts for corporations,  partnerships,  trusts or other  entities,  the  signature  of any one  signatory on a check will be sufficient to authorize  payment of that check and redemption from the account,  even if that account is registered in the names of more than one person or more than one  authorized  signature  appears on the Checkwriting card or the application, as applicable;
(5)   understands  that  the  Checkwriting  privilege  may  be  terminated  or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges  and agrees that  neither the Fund nor its bank shall incur any  liability  for that  amendment or  termination  of  checkwriting privileges or for redeeming shares to pay checks reasonably  believed by them to be genuine,  or for  returning  or not paying  checks that have not been accepted for any reason.

Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian  bank is not open for business on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's next  regular  business day  following  the redemption.  In those  circumstances,  the wire will not be transmitted  until the next  bank  business  day on  which  the  Fund is open  for  business.  No dividends will be paid on the proceeds of redeemed  shares  awaiting  transfer by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares  that were  purchased  by  exchange  of Class A shares of another  Oppenheimer  fund on which an initial sales charge was paid or
       Class A or
o     Class B shares on which a contingent deferred sales charge was paid.

      The  reinvestment  may be made  without  sales  charge  only in  Class A shares of the Fund or any of the other  Oppenheimer funds into which shares of the Fund are  exchangeable  as  described in "How to Exchange  Shares"  below.
Reinvestment  will be at the net asset value next computed  after the Transfer
Agent receives the  reinvestment  order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C and  Class N shares.  The Fund may  amend,  suspend  or cease offering this  reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital  gain that was  realized  when the shares  were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain. If there has been a capital loss on the redemption,  some or all of the loss may not be tax deductible,  depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption  proceeds of
Fund shares on which a sales charge was paid are  reinvested  in shares of the fund or  another  of the  Oppenheimer  funds  within 90 days of payment of the sales  charge,  the  shareholder's  basis in the  shares of the Fund that were redeemed  may not  include  the amount of the sales  charge  paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that  case the  sales  charge  would be  added to the  basis of the  shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered
for   redemption  is  ordinarily   made  in  cash.   However,   under  unusual
circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best  interests of the remaining  shareholders  of the
Fund to make payment of a redemption  order wholly or partly in cash.  In that case,  the  Fund  may pay the  redemption  proceeds  in  whole or in part by a distribution  "in kind" of liquid  securities  from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be  governed by Rule 18f-1 under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem  shares solely in cash up to the  lesser  of  $250,000  or 1% of the net  assets  of the Fund during any 90-day  period for any one  shareholder.  If shares are redeemed in kind,  the  redeeming  shareholder  might  incur  brokerage  or other costs in selling the securities for cash.  The Fund will value  securities  used to pay redemptions  in kind  using  the  same  method  the  Fund  uses to  value  its portfolio  securities described above under "Determination of Net Asset Values
Per Share." That valuation  will be made as of the time the  redemption  price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the involuntary  redemption of the shares held in any account if the aggregate net asset  value of those  shares is less than $200 or such  lesser  amount as the Board may fix.  The Board  will not cause the  involuntary  redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board  exercises  this  right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).
The Board may  alternatively  set requirements for the shareholder to increase the  investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When  shares  subject  to a  contingent  deferred  sales  charge  are transferred, the transferred shares will remain subject to the contingent  deferred sales charge.  It will be calculated as if the transferee shareholder had acquired the transferred  shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares  held in an account  are  transferred,  and some but not all shares in the account  would be subject to a  contingent  deferred sales charge if redeemed at the time of transfer,  the priorities described in the  Prospectus  under "How to Buy Shares" for the  imposition of the Class B,
Class C and Class N  contingent  deferred  sales  charge  will be  followed in determining the order in which shares are transferred.

Distributions   From  Retirement  Plans.   Requests  for  distributions   from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the Transfer Agent at its
address  listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties if the  distribution  is premature; and
(3)   conform to the  requirements of the plan and the Fund's other redemption requirements.

      Participants      (other     than     self-employed      persons)     in
OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its  fiduciary  may not directly  request redemption of their accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue Code and certain  documents
(available  from the Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may be  made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal
Revenue Code, and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or the distribution may be delayed.  Unless the shareholder has provided the Transfer
Agent with a certified tax  identification  number,  the Internal Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor,  and
the  Transfer  Agent  assume  no   responsibility   to  determine   whether  a
distribution  satisfies the  conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The
Distributor  is the Fund's  agent to  repurchase  its shares  from  authorized dealers or brokers on behalf of their customers.  Shareholders  should contact their  broker or dealer to arrange  this type of  redemption.  The  repurchase price  per  share  will  be the  net  asset  value  next  computed  after  the
Distributor  receives  the order placed by the dealer or broker.  However,  if the Distributor  receives a repurchase order from a dealer or broker after the close of the Exchange on a regular  business day, it will be processed at that day's net asset  value if the order was  received by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00 P.M.,  but may do so earlier  on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily,   for  accounts  redeemed  by  a  broker-dealer  under  this procedure,  payment will be made within three  business  days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents in proper form. The  signature(s) of the registered  owner(s) on the redemption document must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can  authorize  the Transfer  Agent to redeem  shares
(having  a value of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal  Plan.  Shares will
be  redeemed   three  business  days  prior  to  the  date  requested  by  the shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be  requested  by  telephone if payments are to be made by check payable  to all  shareholders  of  record.  Payments  must also be sent to the address of record for the account and the address  must not have been  changed
within   the   prior   30   days.   Required   minimum    distributions   from
OppenheimerFunds-sponsored  retirement  plans  may  not be  arranged  on  this basis.

      Payments  are  normally   made  by  check,   but   shareholders   having
AccountLink  privileges  (see  "How  To  Buy  Shares")  may  arrange  to  have
Automatic  Withdrawal Plan payments transferred to the bank account designated on the account  application or  signature-guaranteed  instructions sent to the
Transfer  Agent.  Shares  are  normally  redeemed  pursuant  to  an  Automatic
Withdrawal  Plan three business days before the payment  transmittal  date you select in the account  application.  If a  contingent  deferred  sales  charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

      The Fund cannot  guarantee  receipt of a payment on the date  requested.
The Fund  reserves the right to amend,  suspend or  discontinue  offering such plans  at any  time  without  prior  notice.  Class  B,  Class  C and  Class N shareholders should not establish  withdrawal plans,  because of the potential imposition  of the  contingent  deferred  sales  charge  on  such  withdrawals
(except  where  the  Class B,  Class C or Class N  contingent  deferred  sales charge is waived as  described in Appendix C to this  Statement of  Additional
Information).

      By requesting an Automatic  Withdrawal or Exchange Plan, the shareholder agrees to the terms and  conditions  applicable to such plans as stated below.
These  provisions  may be  amended  from time to time by the Fund  and/or  the
Distributor.   When  adopted,  any  amendments  will  automatically  apply  to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the Transfer
Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares
(of the same class) of other  Oppenheimer  funds  automatically  on a monthly, quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum  amount  that may be  exchanged  to each  other  fund  account is $50.
Instructions    should   be   provided   on   the   account   application   or
signature-guaranteed  instructions.  Exchanges  made  under  these  plans  are subject to the  restrictions  that apply to  exchanges as set forth in "How to
Exchange  Shares" in the  Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic  Withdrawal  Plans.  Fund  shares  will be  redeemed  as necessary to meet withdrawal payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested  dividends and capital gains  distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal  payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under  withdrawal  plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's  Automatic  Withdrawal
Plan as agent for the  shareholder  (the  "Planholder")  who executed the Plan authorization  and application  submitted to the Transfer  Agent.  Neither the
Transfer  Agent nor the Fund shall incur any liability to the  Planholder  for any  action  taken  or not  taken  by the  Transfer  Agent  in good  faith  to administer the Plan. Share  certificates  will not be issued for shares of the
Fund  purchased  for and held  under the Plan,  but the  Transfer  Agent  will credit all such shares to the account of the  Planholder on the records of the
Fund.  Any  share  certificates  held  by  a  Planholder  may  be  surrendered unendorsed to the Transfer Agent with the Plan  application so that the shares represented by the certificate may be held under the Plan.

      For accounts  subject to Automatic  Withdrawal  Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net  asset  value  without a sales  charge.  Dividends  on shares  held in the account may be paid in cash or reinvested.

      Shares  will be redeemed  to make  withdrawal  payments at the net asset value per share  determined  on the  redemption  date.  Checks or  AccountLink payments  representing  the  proceeds  of Plan  withdrawals  will  normally be transmitted  three business days prior to the date selected for receipt of the payments,  according  to the choice  specified  in writing by the  Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement  payments and the address to which  checks are to be mailed or  AccountLink  payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The
Planholder  should allow at least two weeks' time in mailing such notification for the  requested  change to be put in effect.  The  Planholder  may,  at any time,  instruct  the  Transfer  Agent by written  notice  (in  proper  form in accordance with the requirements of the  then-current  Prospectus of the Fund)
to redeem  all,  or any part of, the shares  held under the Plan.  That notice must be in proper form in accordance with the  requirements of the ten-current
Prospectus  of the Fund.  In that case,  the  Transfer  Agent will  redeem the number of shares  requested  at the net  asset  value per share in effect  and will mail a check for the proceeds to the Planholder.

      The  Planholder  may  terminate  a Plan at any  time by  writing  to the
Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate  a Plan.  The  Transfer  Agent will also  terminate  a Plan upon its receipt of  evidence  satisfactory  to it that the  Planholder  has died or is legally  incapacitated.  Upon  termination  of a Plan by the Transfer Agent or the Fund,  shares that have not been redeemed  will be held in  uncertificated form  in  the  name  of  the  Planholder.  The  account  will  continue  as  a
dividend-reinvestment,   uncertificated   account   unless  and  until  proper
instructions  are  received  from  the  Planholder,  his  or her  executor  or guardian, or another authorized person.

      To use  shares  held  under  the  Plan as  collateral  for a  debt,  the
Planholder  may request  issuance  of a portion of the shares in  certificated form.  Upon written  request  from the  Planholder,  the  Transfer  Agent will determine the number of shares for which a certificate  may be issued  without causing the withdrawal  checks to stop.  However,  should such  uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer  Agent ceases to act as transfer agent for the Fund, the
Planholder  will be deemed to have  appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As  stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer funds  having more than one class of shares may be  exchanged  only for shares of the same class of other  Oppenheimer  funds.  Shares of  Oppenheimer  funds that have a single  class  without a class  designation  are deemed  "Class A"
shares for this  purpose.  You can obtain a current list  showing  which funds offer which classes of shares by calling the Distributor.

o     All of the  Oppenheimer  funds  currently  offer  Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial   New  York  Tax  Exempt
                                            Trust
      Centennial   California   Tax  Exempt Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer  New  Jersey   Municipal
                                             Fund
      Oppenheimer    AMT-Free    New    York Oppenheimer  Pennsylvania  Municipal
      Municipals                             Fund
      Oppenheimer International Value Fund   Oppenheimer    Rochester    National
                                             Municipals
      Oppenheimer California Municipal Fund  Oppenheimer   Senior  Floating  Rate
                                             Fund
      Oppenheimer   Limited  Term  Municipal Limited Term New York Municipal Fund
      Fund
      Oppenheimer Municipal Bond Fund        Rochester Fund Municipals
      Oppenheimer Principal Protected Main   Oppenheimer Limited Term California
      Street Fund II                         Municipal Fund
      Oppenheimer Money Market Fund, Inc.

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer Limited Term Municipal Fund
      Oppenheimer    AMT-Free    New    York
      Municipals
      Oppenheimer Balanced Fund              Oppenheimer New Jersey Municipal Fund
      Oppenheimer California Municipal Fund  Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Capital Income Fund        Oppenheimer  Principal  Protected  Main
                                             Street Fund
      Oppenheimer Cash Reserves              Oppenheimer  Principal  Protected  Main
                                             Street Fund II
      Oppenheimer Champion Income Fund       Oppenheimer  Quest  Capital Value Fund,
                                             Inc.
      Oppenheimer   Convertible   Securities Oppenheimer Quest  International  Value
      Fund                                   Fund, Inc.
      Oppenheimer   Disciplined   Allocation Oppenheimer      Rochester     National
      Fund                                   Municipals
      Oppenheimer Developing Markets Fund    Oppenheimer Senior Floating Rate Fund
      Oppenheimer  Gold &  Special  Minerals Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund  Limited Term New York Municipal Fund
      Oppenheimer     International    Small
      Company Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally  available  only by exchange  from the same class of shares of other  Oppenheimer  funds or through  OppenheimerFunds-sponsored  401(k)
      plans.
o     Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
      exchanged only for Class A shares of other  Oppenheimer  funds. They may not be  acquired  by  exchange  of  shares  of any  class  of any  other
      Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money Market
      Fund or  Oppenheimer  Cash  Reserves  acquired  by  exchange  of Class M shares.
o     Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money Market Fund,  Inc.,  Oppenheimer  Cash
      Reserves or Oppenheimer  Limited-Term Government Fund. Only participants in certain  retirement plans may purchase shares of Oppenheimer  Capital
      Preservation  Fund, and only those  participants  may exchange shares of other Oppenheimer funds for shares of Oppenheimer  Capital  Preservation
      Fund.
o     Class A shares of Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any  money  market  fund  purchased  without  a sales  charge  may be exchanged  for shares of  Oppenheimer  funds offered with a sales charge upon  payment  of the sales  charge.  They may also be used to  purchase shares of  Oppenheimer  funds subject to an early  withdrawal  charge or contingent deferred sales charge.
o     Shares  of  Oppenheimer  Money  Market  Fund,  Inc.  purchased  with the redemption  proceeds of shares of other  mutual  funds (other than funds managed by the Manager or its subsidiaries)  redeemed within the 30 days prior to that  purchase  may  subsequently  be  exchanged  for shares of other  Oppenheimer  funds  without  being  subject to an  initial  sales charge  or  contingent  deferred  sales  charge.  To  qualify  for  that privilege,  the  investor  or the  investor's  dealer  must  notify  the
      Distributor of eligibility  for this privilege at the time the shares of
      Oppenheimer  Money Market Fund, Inc. are purchased.  If requested,  they must supply proof of entitlement to this privilege.
o     Shares  of  the  Fund   acquired  by   reinvestment   of   dividends  or
      distributions  from any of the other  Oppenheimer funds or from any unit investment  trust for  which  reinvestment  arrangements  have been made with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (2/4/2011).

      The Fund may amend,  suspend or terminate the exchange  privilege at any time.  Although the Fund may impose these changes at any time, it will provide you  with  notice  of  those  changes  whenever  it  is  required  to do so by applicable  law.  It may be  required  to  provide  60 days  notice  prior  to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

      |X|   How  Exchanges  Affect  Contingent   Deferred  Sales  Charges.  No
contingent  deferred  sales  charge is imposed on  exchanges  of shares of any class  purchased  subject to a  contingent  deferred  sales  charge,  with the following exceptions:

o     When  Class A shares  of any  Oppenheimer  fund  (other  than  Rochester
National  Municipals  and Rochester Fund  Municipals)  acquired by exchange of
Class  A  shares  of any  Oppenheimer  fund  purchased  subject  to a  Class A contingent  deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar  month of the initial  purchase of the exchanged
Class A shares,  the Class A  contingent  deferred  sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National  Municipals and Rochester Fund
Municipals  acquired  by exchange  of Class A shares of any  Oppenheimer  fund purchased  subject to a Class A contingent  deferred sales charge are redeemed within  24  months  of the  beginning  of the  calendar  month of the  initial purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of  another  Oppenheimer  fund that are  exchanged for Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are subject to the Class A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent deferred sales  charge  will  carry  over to the Class A shares of  Oppenheimer  Senior
Floating  Rate  Fund  acquired  in  the  exchange.   The  Class  A  shares  of
Oppenheimer  Senior  Floating  Rate Fund  acquired  in that  exchange  will be subject to the Class A Early Withdrawal Charge of Oppenheimer  Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When  Class A shares of this Fund and  Oppenheimer  Money  Market  Fund,
Inc.  acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent  deferred sales charge are redeemed within the
Class A holding period of the fund from which the shares were  exchanged,  the
Class A  contingent  deferred  sales  charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than  Limited-Term Government
Fund, Limited Term Municipal Fund, Limited Term New York Municipal Fund,
Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate
Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

         With  respect  to Class B shares  of  Limited-Term  Government  Fund,
Limited  Term  Municipal   Fund,   Limited  Term  New  York  Municipal   Fund,
Oppenheimer  Capital  Preservation  Fund and Oppenheimer  Senior Floating Rate
Fund,  the Class B  contingent  deferred  sales  charge is  imposed on Class B shares  acquired  by  exchange  if they  are  redeemed  within  5 years of the initial purchase of the exchanged Class B shares.
o     With respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares,  a 1% contingent  deferred  sales charge will be imposed if the  retirement  plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer  funds are terminated as an investment  option  of the plan and  Class N shares  are  redeemed  within  18 months  after the plan's first  purchase of Class N shares of any  Oppenheimer fund or with respect to an individual  retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first  purchase of Class N shares of any Oppenheimer fund.

o     When  Class,  Class C or  Class N  shares  are  redeemed  to  effect  an exchange,  the  priorities  described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B,  Class C or Class N  contingent  deferred sales  charge will be followed  in  determining  the order in which the shares are  exchanged.  Before  exchanging  shares,  shareholders  should  take  into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders  owning  shares of more than one class must  specify  which class of shares they wish to exchange.

      |X|   Limits on Multiple  Exchange  Orders.  The Fund reserves the right to reject telephone or written exchange  requests  submitted in bulk by anyone on  behalf  of more  than  one  account.  The  Fund may  accept  requests  for exchanges  of up to 50 accounts  per day from  representatives  of  authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests.  When exchanging shares by telephone, a shareholder  must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the investor must obtain a prospectus of that fund before the exchange request may be submitted.  If all telephone lines are busy
(which  might  occur,  for  example,  during  periods  of  substantial  market fluctuations),  shareholders  might  not  be  able  to  request  exchanges  by telephone and would have to submit written exchange requests.

|X|   Processing  Exchange  Requests.  Shares to be exchanged  are redeemed on the regular  business day the Transfer Agent  receives an exchange  request in proper  form  (the  "Redemption  Date").  Normally,  shares  of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to refuse  any  exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous to the Fund, the Fund may refuse the request.

      When you  exchange  some or all of your shares from one fund to another, any special  account  features  such as an Asset  Builder Plan or an Automatic
Withdrawal  Plan,  will be  switched  to the new  account  unless you tell the
Transfer  Agent  not  to do  so.  However,  special  redemption  and  exchange features  such as Automatic  Exchange  Plans and  Automatic  Withdrawal  Plans
cannot be switched to an account in  Oppenheimer  Senior  Floating  Rate Fund,
Oppenheimer  Principal Protected Main Street Fund I and Oppenheimer  Principal
Protected Main Street Fund II.

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information  or would  include  shares  covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different  Oppenheimer  funds  available for exchange have different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of  another.  "Reinvestment  Privilege,"  above, discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases.  The Fund, the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in  connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends  and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends.  The dividends paid by a class of shares will vary from time to time depending on market  conditions, the  composition  of the Fund's  portfolio,  and expenses borne by the Fund or borne separately by a class.  Dividends are calculated in the same manner,  at the  same  time,  and on the  same day for  each  class  of  shares.  However, dividends  on Class B,  Class C and Class N shares  are  expected  to be lower than  dividends  on Class A. That is because of the effect of the  asset-based sales charge on Class B, Class C and Class N shares.

      Dividends,  distributions  (if any) and  proceeds of the  redemption  of
Fund  shares  represented  by checks  returned  to the  Transfer  Agent by the
Postal  Service  as  undeliverable  will be  invested  in  Class A  shares  of
Oppenheimer  Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer  Agent, to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts may be subject to state  escheatment  laws,  and the Fund and the Transfer Agent will not be liable to  shareholders  or their  representatives  for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends,  Distributions and Redemptions of Shares.
The  federal  tax  treatment  of  the  Fund's   dividends  and  capital  gains
distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax  considerations  generally  affecting the
Fund and its shareholders.

      The tax  discussion in the  Prospectus  and this Statement of Additional
Information  is based on tax law in effect on the date of the  Prospectus  and this Statement of Additional  Information.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with
retroactive  effect.   State  and  local  tax  treatment  of  ordinary  income
dividends and capital gain dividends from regulated  investment  companies may differ from the treatment  under the Internal  Revenue Code  described  below.
Potential  purchasers  of shares of the Fund are  urged to  consult  their tax advisers with  specific  reference to their own tax  circumstances  as well as
the  consequences  of  federal,   state  and  local  tax  rules  affecting  an
investment in the Fund.

|X|   Qualification as a Regulated  Investment  Company.  The Fund has elected to be  taxed as a  regulated  investment  company  under  Subchapter  M of the
Internal Revenue Code of 1986, as amended. As a regulated  investment company, the Fund is not  subject  to  federal  income  tax on the  portion  of its net investment  income  (that  is,  taxable  interest,  dividends,  other  taxable ordinary income net of expenses,  and net short-term capital gain in excess of net  long-term  capital loss) and capital gain net income (that is, the excess of net long-term  capital gains over net  short-term  capital  losses) that it distributes  to  shareholders.  That  qualification  enables the Fund to "pass through" its income and realized capital gains to shareholders  without having to pay tax on them.  This  avoids a "double  tax" on that  income and  capital gains, since shareholders  normally will be taxed on the dividends and capital gains they  receive  from the Fund  (unless  their  Fund  shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The  Internal  Revenue  Code  contains  a  number  of  complex  tests relating to  qualification  that the Fund might not meet in a particular year.
If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an ordinary  corporation  and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated  investment company,  the Fund must distribute at  least  90% of  its  investment  company  taxable  income  (in  brief,  net investment  income  and the  excess of net  short-term  capital  gain over net long-term  capital  loss) for the  taxable  year.  The Fund must also  satisfy certain other  requirements  of the Internal  Revenue Code,  some of which are described  below.  Distributions  by the Fund made during the taxable year or, under  specified  circumstances,  within  12  months  after  the  close of the taxable  year,  will be considered  distributions  of income and gains for the
taxable   year  and  will   therefore   count  toward   satisfaction   of  the
above-mentioned requirement.

      To qualify as a regulated  investment  company,  the Fund must derive at least 90% of its gross income from dividends,  interest, certain payments with respect  to  securities  loans,  gains from the sale or other  disposition  of stock or securities or foreign  currencies  (to the extent such currency gains are directly related to the regulated  investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the  requirements  described  above,  the Fund must satisfy an asset  diversification test in order to qualify as a regulated investment  company.  Under  that  test,  at the close of each  quarter of the
Fund's  taxable  year,  at least 50% of the value of the  Fund's  assets  must consist  of cash and  cash  items  (including  receivables),  U.S.  government
securities,   securities  of  other  regulated   investment   companies,   and
securities of other issuers.  As to each of those  issuers,  the Fund must not have  invested  more  than 5% of the  value  of the  Fund's  total  assets  in securities  of each  such  issuer  and the Fund must not hold more than 10% of the  outstanding  voting  securities of each such issuer.  No more than 25% of the value of its total  assets may be  invested in the  securities  of any one issuer  (other  than  U.S.  government  securities  and  securities  of  other regulated  investment  companies),  or in two or more  issuers  which the Fund controls  and which are engaged in the same or similar  trades or  businesses.
For  purposes  of this  test,  obligations  issued or  guaranteed  by  certain agencies  or  instrumentalities  of the U.S.  government  are  treated as U.S.
government securities.

      |X|   Excise Tax on Regulated Investment  Companies.  Under the Internal
Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not, the
Fund must pay an excise tax on the amounts not  distributed.  It is  presently anticipated  that  the  Fund  will  meet  those  requirements.  To  meet  this requirement,  in certain circumstances the Fund might be required to liquidate portfolio  investments to make  sufficient  distributions  to avoid excise tax liability.  However,  the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce the amount of income or capital gains available for distribution to shareholders.

      |X|   Taxation of Fund Distributions.  The Fund anticipates distributing substantially  all of its investment  company  taxable income for each taxable year. Those  distributions  will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Distributions  by the  Fund  that  do  not  constitute  ordinary  income dividends  or  capital  gain  distributions  will be  treated  as a return  of capital  to the extent of the  shareholder's  tax basis in their  shares.  Any excess  will be treated as gain from the sale of those  shares,  as  discussed below.  Shareholders  will be advised  annually as to the U.S.  federal income tax  consequences of  distributions  made (or deemed made) during the year. If
prior   distributions  made  by  the  Fund  must  be   re-characterized  as  a
non-taxable  return of capital  at the end of the  fiscal  year as a result of the effect of the Fund's investment policies,  they will be identified as such in notices sent to shareholders.

      Distributions  by the Fund will be treated in the manner described above regardless  of whether the  distributions  are paid in cash or  reinvested  in additional shares of the Fund (or of another fund).  Shareholders  receiving a distribution  in the form of additional  shares will be treated as receiving a distribution  in an  amount  equal to the  fair  market  value  of the  shares received, determined as of the reinvestment date.

      The Fund will be required in certain  cases to withhold  28% of ordinary income  dividends,  capital  gains  distributions  and  the  proceeds  of  the redemption of shares,  paid to any shareholder (1) who has failed to provide a correct  taxpayer  identification  number or to properly  certify  that number
-------
when required,  (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly,  or (3) who has failed to certify to the Fund that the shareholder is not subject to backup  withholding or is an "exempt  recipient"  (such as a corporation).  All income and any tax withheld by the Fund is remitted by the U.S.  Treasury  and is  identified  in reports mailed to shareholders in January of each year.

Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or  capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed above.  Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or  distribution.
To elect this  option,  the  shareholder  must  notify the  Transfer  Agent in
writing  and  must  have  an  existing   account  in  the  fund  selected  for
reinvestment.  Otherwise,  the shareholder  first must obtain a prospectus for that fund and an  application  from the  Distributor  to establish an account.
Dividends and/or  distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's  shares are sold  through  dealers,  brokers and
other   financial    institutions   that   have   a   sales   agreement   with
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's  Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is
a division  of the  Manager.  It is  responsible  for  maintaining  the Fund's shareholder  registry  and  shareholder  accounting  records,  and for  paying dividends  and  distributions  to  shareholders.  It also handles  shareholder servicing and  administrative  functions.  It serves as the Transfer Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer  Agent at the address and toll-free  numbers shown on the back cover.

The  Custodian.  Citibank,  N.A. is the  custodian of the Fund's  assets.  The custodian's  responsibilities  include safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the  Fund.  It is the  practice  of the Fund to deal with the  custodian  in a manner  uninfluenced by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances with the custodian in excess of $100,000 are not protected by federal  deposit  insurance.  Those uninsured balances at times may be substantial.

Independent  Registered Public  Accounting Firm.  Deloitte & Touche llp is the
independent  registered public account firm of the Fund. They audit the Fund's financial  statements and perform other related audit services.  They also act as for certain  other funds advised by the Manager and its  affiliates.  Audit and non-audit  service  provided to the Fund must be pre-approved by the Audit
Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CASH RESERVES:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Cash Reserves, including the statement of investments, as of July
31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Cash Reserves as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
September 21, 2004

STATEMENT OF INVESTMENTS July 31, 2004
--------------------------------------------------------------------------------

                                                   PRINCIPAL               VALUE
                                                      AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--16.3%
--------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT--2.6%
Wells Fargo Bank NA,
1.30%, 8/6/04                                   $ 20,000,000        $ 20,000,000
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--13.7%
BNP Paribas, New York:
1.341%, 6/22/05 1                                 10,000,000           9,995,967
1.39%, 8/5/04                                     10,000,000          10,000,297
--------------------------------------------------------------------------------
Calyon, New York,
1.37%, 9/10/04                                    10,000,000          10,000,000
--------------------------------------------------------------------------------
Canadian Imperial
Bank of Commerce
NY, 1.39%, 6/28/05 1                              20,000,000          19,994,524
--------------------------------------------------------------------------------
HBOS Treasury
Services, New York,
1.285%, 9/17/04                                    4,000,000           4,000,000
--------------------------------------------------------------------------------
Lloyds TSB Bank plc,
New York, 1.39%,
9/24/04                                           15,000,000          15,000,000
--------------------------------------------------------------------------------
Nordea Bank Finland
plc, New York Branch,
1.395%, 6/29/05 1                                  7,000,000           6,997,758
--------------------------------------------------------------------------------
Societe Generale,
New York, 1.31%,
6/14/05 1                                         20,000,000          19,994,753
--------------------------------------------------------------------------------
UBS AG Stamford
CT, 1.26%, 9/16/04                                10,000,000          10,000,064
                                                                    ------------
                                                                     105,983,363
                                                                    ------------

Total Certificates of Deposit
(Cost $125,983,363)                                                  125,983,363

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--12.1%
--------------------------------------------------------------------------------
AB SPINTAB, 1.26%,
9/9/04                                            10,000,000           9,986,350
--------------------------------------------------------------------------------
Calyon North
America, Inc.,
1.40%, 9/9/04                                      4,000,000           3,993,933
--------------------------------------------------------------------------------
Danske Corp., Series A,
1.33%, 9/15/04                                     4,000,000           3,993,350
--------------------------------------------------------------------------------
Deutsche Bank
Financial LLC,
1.12%, 8/19/04                                     5,000,000           4,997,200
--------------------------------------------------------------------------------
DnB NOR Bank ASA,
1.315%, 9/2/04                                     8,000,000           7,990,649

                                                   PRINCIPAL               VALUE
                                                      AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
--------------------------------------------------------------------------------
Fortis Funding LLC,
1.27%, 9/15/04 2                                $ 10,000,000        $  9,984,125
--------------------------------------------------------------------------------
Governor & Co. of
the Bank of Ireland,
1.11%, 8/2/04 2                                    7,300,000           7,299,775
--------------------------------------------------------------------------------
HBOS Treasury Services:
1.095%, 8/6/04                                     5,000,000           4,999,240
1.10%, 8/4/04                                      5,000,000           4,999,542
1.51%, 10/14/04                                    3,500,000           3,489,136
--------------------------------------------------------------------------------
Nationwide Building
Society, 1.32%,
8/20/04                                            5,000,000           4,996,517
--------------------------------------------------------------------------------
Nordea North
America, Inc.,
1.60%, 10/14/04                                    6,000,000           5,980,267
--------------------------------------------------------------------------------
Toronto Dominion
Holdings, Inc., 1.42%,
9/22/04                                            5,000,000           4,989,744
--------------------------------------------------------------------------------
UBS Finance
(Delaware) LLC,
1.28%, 9/13/04                                    15,163,000          15,139,455
                                                                    ------------

Total Direct Bank Obligations
(Cost $92,839,283)                                                    92,839,283

--------------------------------------------------------------------------------
SHORT-TERM NOTES--68.7%
--------------------------------------------------------------------------------
ASSET-BACKED--24.6%
Eiffel Funding LLC:
1.34%, 8/16/04 2                                   5,000,000           4,997,208
1.61%, 10/25/04 2                                  5,750,000           5,728,142
--------------------------------------------------------------------------------
FCAR Owner Trust I:
1.61%, 10/15/04                                   13,000,000          12,957,396
1.61%, 10/18/04                                    5,000,000           4,982,558
--------------------------------------------------------------------------------
Gotham Funding Corp.:
1.37%, 8/11/04 2                                   5,000,000           4,998,097
1.45%, 8/26/04 2                                   5,698,000           5,692,302
--------------------------------------------------------------------------------
GOVCO Inc.:
1.55%, 10/19/04 2                                  4,300,000           4,285,374
1.59%, 10/25/04 2                                 10,000,000           9,962,458
--------------------------------------------------------------------------------
Legacy Capital LLC:
1.14%, 8/18/04 2                                   5,000,000           4,997,308
1.36%, 9/2/042                                    15,000,000          14,981,422
--------------------------------------------------------------------------------
Lexington Parker
Capital Co. LLC,
1.16%, 8/3/04 2                                   12,000,000          11,999,234
--------------------------------------------------------------------------------

                         11 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL               VALUE
                                                      AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED Continued
Neptune Funding Corp.:
1.23%, 8/12/04 2                                $  4,650,000        $  4,648,068
1.40%, 8/16/04 2                                   6,000,000           5,996,500
1.40%, 8/19/04 2                                   2,000,000           1,998,600
1.59%, 10/22/04 2                                 10,000,000           9,963,783
--------------------------------------------------------------------------------
New Center Asset
Trust, 1.60%, 10/7/04                             12,000,000          11,964,267
--------------------------------------------------------------------------------
Perry Global Funding
LLC, Series A:
1.55%, 10/21/04 2                                  5,000,000           4,982,563
1.56%, 10/19/04 2                                 12,500,000          12,457,208
--------------------------------------------------------------------------------
Regency Markets
No. 1 LLC, 1.28%,
8/20/04 2                                         15,000,000          14,989,497
--------------------------------------------------------------------------------
Solitaire Funding LLC,
1.30%, 8/26/04 2                                   7,900,000           7,893,033
--------------------------------------------------------------------------------
Thornburg Mortgage
Capital Resources,
1.685%, 11/1/04 2                                 17,500,000          17,432,834
--------------------------------------------------------------------------------
Victory Receivables
Corp.:
1.35%, 9/2/04 2                                    2,000,000           1,997,600
1.55%, 10/12/04 2                                 10,000,000           9,969,000
                                                                    ------------
                                                                     189,874,452

--------------------------------------------------------------------------------
CAPITAL MARKETS--14.4%
Banc of America
Securities LLC,
1.40%, 8/2/04 1                                   15,000,000          15,000,000
--------------------------------------------------------------------------------
Bear Stearns Cos.,
Inc., 1.29%, 8/10/04                              10,000,000           9,996,775
--------------------------------------------------------------------------------
Citigroup Global
Markets Holdings, Inc.:
1.30%, 8/13/04                                     6,000,000           5,997,400
1.34%, 8/19/04                                    10,000,000           9,993,300
1.52%, 10/18/04                                   10,000,000           9,967,067
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc.:
1.25%, 10/20/04 3                                 10,000,000          10,000,000
1.68%, 10/18/04 3                                  3,000,000           3,000,000
--------------------------------------------------------------------------------
Lehman Brothers,
Inc., 1.38%, 12/15/04 1                           18,000,000          18,000,000
--------------------------------------------------------------------------------
Morgan Stanley,
1.25%, 8/27/04 1                                  10,000,000          10,000,000

                                                   PRINCIPAL               VALUE
                                                      AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
CAPITAL MARKETS Continued
Wachovia Securities
LLC, 1.47%,
12/22/04 1                                      $ 19,000,000        $ 19,000,000
                                                                    ------------
                                                                     110,954,542

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.5%
Bank of America
Corp., 1.60%,
10/26/04                                          10,000,000           9,961,778
--------------------------------------------------------------------------------
J.P. Morgan Chase
& Co., 1.31%, 8/17/04                              9,000,000           8,994,760
                                                                    ------------
                                                                      18,956,538

--------------------------------------------------------------------------------
COMMERCIAL FINANCE--0.2%
Countrywide Home
Loans, 1.37%, 8/2/04                               1,850,000           1,849,928
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.7%
General Electric
Capital Corp.:
1.08%, 8/5/04                                      9,000,000           8,998,920
1.29%, 9/8/04                                     10,000,000           9,986,383
1.34%, 9/7/04                                      5,000,000           4,993,114
--------------------------------------------------------------------------------
Household Finance
Corp.:
1.51%, 10/8/04                                     7,500,000           7,478,608
1.54%, 10/22/04                                    5,000,000           4,982,461
1.60%, 10/13/04                                   10,000,000           9,967,556
--------------------------------------------------------------------------------
Prudential Funding
LLC:
1.12%, 8/4/04                                     12,000,000          11,998,880
1.62%, 10/28/04                                    1,000,000             996,040
                                                                    ------------
                                                                      59,401,962

--------------------------------------------------------------------------------
INSURANCE--7.6%
ING America
Insurance Holdings,
Inc., 1.72%, 11/29/04                             10,000,000           9,942,667
--------------------------------------------------------------------------------
Jackson National Life
Global Funding,
Series 2004-6, 1.38%,
8/16/04 1,4                                        5,000,000           5,000,000
--------------------------------------------------------------------------------
Metropolitan Life
Global Funding I,
Series 2003-5, 1.39%,
8/15/04 1,3                                        8,600,000           8,600,000

                         12 | OPPENHEIMER CASH RESERVES

                                                   PRINCIPAL               VALUE
                                                      AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Prudential Insurance
Co. of America,
1.65%, 1/31/05 1                                $ 10,000,000        $ 10,000,000
--------------------------------------------------------------------------------
Security Life of
Denver Insurance Co.:
1.31%, 8/18/041                                   10,000,000          10,000,000
1.46%, 10/27/04 1                                 10,000,000          10,000,000
--------------------------------------------------------------------------------
United of Omaha
Life Insurance Co.,
1.46%, 8/2/04 1,3                                  5,000,000           5,000,000
                                                                    ------------
                                                                      58,542,667

--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--11.7%
Blue Spice LLC,
1.54%, 10/12/04 2                                  6,800,000           6,779,056
--------------------------------------------------------------------------------
Cooperative Assn
of Tractor Dealers,
Inc., Series A, 1.35%,
8/13/04                                            5,100,000           5,097,705
--------------------------------------------------------------------------------
Cooperative Assn. of
Tractor Dealers, Inc.,
Series B:
1.16%, 8/2/04                                      3,000,000           2,999,903
1.60%, 10/19/04                                    2,000,000           1,992,979
--------------------------------------------------------------------------------
K2 (USA) LLC:
1.30%, 8/25/04 2                                   4,900,000           4,895,753
1.44%, 6/30/05 1,4                                13,000,000          12,997,588
--------------------------------------------------------------------------------
LINKS Finance LLC:
1.35%, 10/15/04 1,4                                5,000,000           5,000,000
1.41%, 8/25/04 1,4                                10,000,000           9,999,868
1.41%, 9/30/04 1,4                                10,000,000           9,999,672
--------------------------------------------------------------------------------
Parkland (USA) LLC,
1.36%, 1/14/05 1,4                                 5,000,000           4,999,773
--------------------------------------------------------------------------------
RACERS Trust,
Series 2004-6-MM,
1.426%, 8/23/04 1,4                                2,500,000           2,500,000
--------------------------------------------------------------------------------
Sigma Finance, Inc.:
1.34%, 9/16/04 2                                  10,000,000           9,982,878
1.42%, 11/26/04 1,4                               10,000,000           9,999,522
1.63%, 10/28/04 2                                  3,000,000           2,988,047
                                                                    ------------
                                                                      90,232,744
                                                                    ------------

Total Short-Term Notes
(Cost $529,812,833)                                                  529,812,833

                                                   PRINCIPAL               VALUE
                                                      AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--2.6%
--------------------------------------------------------------------------------
Federal Home Loan
Bank, 1.50%, 3/1/05                             $  5,000,000        $  5,000,000
--------------------------------------------------------------------------------
Federal National
Mortgage Assn.:
1.375%, 2/18/05                                    5,000,000           5,000,000
1.55%, 5/4/05                                      5,000,000           5,000,000
1.60%, 5/13/05                                     5,000,000           5,000,000
                                                                    ------------

Total U.S. Government Agencies
(Cost $20,000,000)                                                    20,000,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $768,635,479)                                     99.7%        768,635,479
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                       0.3           2,211,514
                                                 -------------------------------
NET ASSETS                                             100.0%       $770,846,993
                                                 ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT
BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE
TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $201,899,865, or 26.19% of the
Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Illiquid security. See Note 4 of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $60,496,423 or 7.85% of the Fund's net assets as of July 31, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         13 | OPPENHEIMER CASH RESERVES

STATEMENT OF ASSETS AND LIABILITIES July 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $768,635,479)--see accompanying statement of investments      $768,635,479
------------------------------------------------------------------------------------------------------
Cash                                                                                         2,250,865
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                           5,088,485
Interest                                                                                       501,411
Other                                                                                           84,572
                                                                                          ------------
Total assets                                                                               776,560,812

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                       5,190,869
Transfer and shareholder servicing agent fees                                                  210,224
Shareholder communications                                                                     119,653
Dividends                                                                                       78,092
Distribution and service plan fees                                                              76,960
Trustees' compensation                                                                           3,935
Other                                                                                           34,086
                                                                                          ------------
Total liabilities                                                                            5,713,819

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $770,846,993
                                                                                          ============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                $    770,801
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 770,073,020
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                     3,172
                                                                                          ------------
NET ASSETS                                                                                $770,846,993
                                                                                          ============

                         14 | OPPENHEIMER CASH RESERVES

---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $385,393,362 and
385,402,285 shares of beneficial interest outstanding)                                        $1.00
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $219,061,447 and 219,019,524 shares
of beneficial interest outstanding)                                                           $1.00
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $109,083,081 and 109,070,795 shares
of beneficial interest outstanding)                                                           $1.00
---------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $57,309,103 and 57,308,109 shares
of beneficial interest outstanding)                                                           $1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         15 | OPPENHEIMER CASH RESERVES

STATEMENT OF OPERATIONS For the Year Ended July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                           $  9,290,537

--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       3,804,838
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 794,910
Class B                                                               1,242,150
Class C                                                                 485,848
Class N                                                                 279,366
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               1,893,652
Class B                                                                 772,890
Class C                                                                 353,735
Class N                                                                 204,775
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 170,569
Class B                                                                  55,705
Class C                                                                  20,478
Class N                                                                   5,085
--------------------------------------------------------------------------------
Custodian fees and expenses                                               9,817
--------------------------------------------------------------------------------
Trustees' compensation                                                    7,733
--------------------------------------------------------------------------------
Other                                                                   291,459
                                                                   -------------
Total expenses                                                       10,393,010
Less reduction to custodian expenses                                     (1,613)
Less payments and waivers of expenses                                (2,198,173)
                                                                   -------------
Net expenses                                                          8,193,224

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 1,097,313

--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                                          3,172

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  1,100,485
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         16 | OPPENHEIMER CASH RESERVES

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                2004                  2003
----------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income                                     $   1,097,313       $     3,924,750
----------------------------------------------------------------------------------------------
Net realized gain                                                 3,172                73,568
                                                          -----------------------------------
Net increase in net assets resulting from operations          1,100,485             3,998,318

----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                        (685,870)           (2,404,957)
Class B                                                        (257,841)           (1,044,894)
Class C                                                         (98,460)             (272,812)
Class N                                                         (55,142)             (202,087)
----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              --               (32,551)
Class B                                                              --               (28,468)
Class C                                                              --                (8,440)
Class N                                                              --                (3,523)

----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                     (80,451,332)           25,949,775
Class B                                                     (97,689,917)         (101,017,788)
Class C                                                       2,433,081           (16,470,114)
Class N                                                       4,958,877             9,589,171

----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
Total decrease                                             (170,746,119)          (81,948,370)
----------------------------------------------------------------------------------------------
Beginning of period                                         941,593,112         1,023,541,482
                                                          ------------------------------------
End of period                                             $ 770,846,993       $   941,593,112
                                                          ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         17 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                          2004            2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1           .01              .01              .05              .05
Net realized gain                                           -- 1            --1              -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total from investment operations                            -- 1           .01              .01              .05              .05
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1          (.01)            (.01)            (.05)            (.05)
Distributions from net realized gain                        --              -- 1             -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1          (.01)            (.01)            (.05)            (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.17%           0.54%            1.31%            4.84%            5.10%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 385,393       $ 465,843        $ 439,893        $ 395,898        $ 317,198
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 405,288       $ 451,634        $ 405,285        $ 351,490        $ 312,440
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                     0.17%           0.53%            1.30%            4.67%            5.00%
Total expenses                                            1.22%           1.16%            1.17%            1.15%            1.06%
Expenses after payments and waivers
and reduction to custodian expenses                       0.99%           1.00%            1.16%             N/A 4            N/A 4

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         18 | OPPENHEIMER CASH RESERVES

CLASS B         YEAR ENDED JULY 31,                       2004            2003            2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04              .04
Net realized gain                                           -- 1            -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04              .04
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)            (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)            (.04)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
                                                     =============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.11%           0.27%           0.76%            4.25%            4.52%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 219,061       $ 316,750       $ 417,768        $ 239,201        $ 172,345
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 247,836       $ 385,078       $ 288,676        $ 208,775        $ 225,824
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.27%           0.75%            4.07%            4.40%
Total expenses                                            1.34%           1.37%           1.71%            1.70%            1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.04%           1.27%           1.70%             N/A 4            N/A 4

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         19 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS C         YEAR ENDED JULY 31,                       2004            2003            2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04             .04
Net realized gain                                           -- 1            -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04             .04
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)           (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.10%           0.25%           0.76%            4.26%           4.52%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 109,083       $ 106,650       $ 123,120        $  85,076       $  49,382
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  97,058       $ 113,569       $  85,893        $  68,741       $  59,556
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.24%           0.80%            4.07%           4.44%
Total expenses                                            1.39%           1.41%           1.71%            1.70%           1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.05%           1.28%           1.70%             N/A 4           N/A 4

1. Less than $0.005 per share.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         20 | OPPENHEIMER CASH RESERVES

CLASS N         YEAR ENDED JULY 31,                             2004             2003             2002              2001 1
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     1.00       $     1.00       $     1.00        $     1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             -- 2             -- 2            .01               .01
Net realized gain                                                 -- 2             -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total from investment operations                                  -- 2             -- 2            .01               .01
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              -- 2             -- 2           (.01)             (.01)
Distributions from net realized gain                              --               -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total dividends and/or distributions to shareholders              -- 2             -- 2           (.01)             (.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     1.00       $     1.00       $     1.00        $     1.00
                                                          ================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                                  0.10%            0.43%            1.08%             1.49%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   57,309       $   52,350       $   42,761        $    4,275
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   55,961       $   49,145       $   21,014        $      737
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                           0.10%            0.41%            0.68%             3.03%
Total expenses                                                  1.39%            1.24%            1.47%             1.19%
Expenses after payments and waivers
and reduction to custodian expenses                             1.06%            1.11%            1.46%              N/A 5

1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         21 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. The
Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
Retirement plans that offer Class N shares may impose charges on those accounts.
All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders, therefore, no federal income or excise tax provision is required.

                         22 | OPPENHEIMER CASH RESERVES

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

          UNDISTRIBUTED NET        UNDISTRIBUTED                  ACCUMULATED
          INVESTMENT INCOME       LONG-TERM GAIN        LOSS CARRYFORWARD 1,2
          -------------------------------------------------------------------

          $84,664                            $--                          $--

1. During the fiscal year ended July 31, 2004, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended July 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2004 and
July 31, 2003 was as follows:

                                             YEAR ENDED            YEAR ENDED
                                          JULY 31, 2004         JULY 31, 2003
          -------------------------------------------------------------------
          Distributions paid from:
          Ordinary income                   $ 1,097,313           $ 3,924,750
          Long-term capital gain                     --                72,982
                                            ---------------------------------
          Total                             $ 1,097,313           $ 3,997,732
                                            =================================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

                         23 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED JULY 31, 2004               YEAR ENDED JULY 31, 2003
                                    SHARES              AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
CLASS A
Sold                           488,619,859       $ 488,619,859        645,438,961       $ 645,438,961
Dividends and/or
distributions reinvested           638,759             638,759          2,267,138           2,267,138
Redeemed                      (569,709,950)       (569,709,950)      (621,756,324)       (621,756,324)
                             -------------------------------------------------------------------------
Net increase (decrease)        (80,451,332)      $ (80,451,332)        25,949,775       $  25,949,775
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS B
Sold                           244,796,543       $ 244,796,543        387,633,392       $ 387,633,392
Dividends and/or
distributions reinvested           223,924             223,924            989,218             989,218
Redeemed                      (342,710,384)       (342,710,384)      (489,640,398)       (489,640,398)
                             -------------------------------------------------------------------------
Net decrease                   (97,689,917)      $ (97,689,917)      (101,017,788)      $(101,017,788)
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS C
Sold                           201,146,784       $ 201,146,784        236,359,515       $ 236,359,515
Dividends and/or
distributions reinvested            86,278              86,278            256,705             256,705
Redeemed                      (198,799,981)       (198,799,981)      (253,086,334)       (253,086,334)
                             -------------------------------------------------------------------------
Net increase (decrease)          2,433,081       $   2,433,081        (16,470,114)      $ (16,470,114)
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS N
Sold                            97,262,364       $  97,262,364        156,184,467       $ 156,184,467
Dividends and/or
distributions reinvested            53,182              53,182            204,581             204,581
Redeemed                       (92,356,669)        (92,356,669)      (146,799,877)       (146,799,877)
                             -------------------------------------------------------------------------
Net increase                     4,958,877       $   4,958,877          9,589,171       $   9,589,171
                             =========================================================================

                         24 | OPPENHEIMER CASH RESERVES

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the first $250 million of average annual net assets,
0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, and 0.40% of net assets in excess of $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended July 31, 2004, the Fund paid
$2,682,208 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. Effective
January 1, 2003, the Fund decreased the asset-based sales charge on Class B and
Class C shares to 0.50% of average daily net assets per annum. The Distributor is entitled to receive a service fee of 0.25% per year under each plan, but the
Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of
Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated

                         25 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

expenses under the plan at July 31, 2004 for Class N shares were $3,587,557.
Fees incurred by the Fund under the plans are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                           CLASS A             CLASS B             CLASS C             CLASS N
                        CONTINGENT          CONTINGENT          CONTINGENT          CONTINGENT
                          DEFERRED            DEFERRED            DEFERRED            DEFERRED
                     SALES CHARGES       SALES CHARGES       SALES CHARGES       SALES CHARGES
                       RETAINED BY         RETAINED BY         RETAINED BY         RETAINED BY
YEAR ENDED             DISTRIBUTOR         DISTRIBUTOR         DISTRIBUTOR         DISTRIBUTOR
----------------------------------------------------------------------------------------------
July 31, 2004             $192,874            $298,926             $94,152            $336,882

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Effective December 6, 2002, the Manager has
agreed to limit the Fund's management fee to 0.40% of the Fund's average net assets for each class of shares. As a result of this limitation the Fund was reimbursed $574,382 for the year ended July 31, 2004. This expense limitation can be amended or terminated at any time without advance notice.

      Prior to April 28, 2003, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35%
of average net assets per class. Effective April 28, 2003, transfer agent fees for all classes are limited to the lesser of 0.35% of average daily net assets or to an amount (but not less than zero) necessary to allow each class of the
Fund to maintain a 7-day yield of at least approximately 0.10%. During the year ended July 31, 2004, OFS waived $654,720, $562,778, $260,880 and $145,413 for
Class A, Class B, Class C and Class N shares, respectively. Each of the above-mentioned voluntary undertakings may be further amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of July 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2004 was
$26,600,000, which represents 3.45% of the Fund's net assets.

                         26 | OPPENHEIMER CASH RESERVES

5.  SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") excluding this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the
Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                         27 | OPPENHEIMER CASH RESERVES

                                  Appendix A

                      Description of Securities Ratings

Below is a description  of the two highest  rating  categories  for Short Term
Debt and  Long  Term  Debt by the  "Nationally-Recognized  Statistical  Rating
Organizations" which the Manager evaluates in purchasing  securities on behalf of the Fund. The ratings  descriptions  are based on  information  supplied by the ratings organizations to subscribers.

SHORT-TERM DEBT RATINGS.

Moody's Investors Service, Inc. ("Moody's")

The following rating  designations for commercial paper (defined by Moody's as promissory  obligations  not  having  original  maturity  in  excess  of  nine months),  are judged by Moody's  to be  investment  grade,  and  indicate  the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment.  Capacity will normally be evidenced
by  the   following   characteristics:   (a)  leading   market   positions  in
well-established  industries;  (b) high rates of return on funds employed; (c)
conservative  capitalization  structure  with  moderate  reliance  on debt and ample  asset  protection;  (d) broad  margins  in  earning  coverage  of fixed financial charges and high internal cash generation;  and (e) well-established access to a range of  financial  markets  and  assured  sources  of  alternate liquidity.

Prime-2:  Strong  capacity for  repayment.  This will normally be evidenced by many of the  characteristics  cited  above  but to a lesser  degree.  Earnings trends and coverage  ratios,  while sound,  will be more subject to variation.
Capitalization characteristics,  while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Moody's  ratings  for state and  municipal  short-term  obligations  are designated  "Moody's  Investment  Grade" ("MIG").  Short-term notes which have demand features may also be designated as "VMIG".  These rating categories are as follows:

MIG  1/VMIG 1:  Denotes  superior  credit  quality.  Excellent  protection  is afforded by  established  cash flows,  highly  reliable  liquidity  support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit  quality.  Margins of protection are ample although not as large as in the preceding group.

Standard & Poor's Ratings Services,  a division of The McGraw-Hill  Companies,
Inc. ("Standard and Poor's")

The following  ratings by Standard and Poor's for commercial paper (defined by
Standard  and Poor's as debt having an  original  maturity of no more than 365 days) assess the likelihood of payment:

A-1:  Obligation is rated in the highest category.  The obligor's  capacity to meet its  financial  commitment  on the  obligation  is  strong.  Within  this category,  a plus (+) sign  designation  indicates the  obligor's  capacity to meet its financial obligation is extremely strong.

A-2:  Obligation  is  somewhat  more  susceptible  to the  adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating  categories.  However,  the  obligor's  capacity to meet its  financial commitment on the obligation is satisfactory.

Standard and Poor's ratings for Municipal Notes due in three years or less:
----------------------------------------------------------------------------

SP-1:  Strong capacity to pay principal and interest.  An issue  determined to possess a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory  capacity  to  pay  principal  and  interest,  with  some vulnerability  to adverse  financial and economic changes over the term of the notes.

Standard and Poor's  assigns "dual  ratings" to all municipal debt issues that have a demand or double feature as part of their provisions.  The first rating addresses  the  likelihood  of repayment of principal and interest as due, and the second rating  addresses only the demand feature.  With short-term  demand debt,  Standard  and Poor's note rating  symbols are used with the  commercial paper symbols (for example, "SP-1+/A-1+").

Fitch, Inc. ("Fitch")

Fitch assigns the following  short-term  ratings to debt  obligations that are payable on demand or have original  maturities of generally up to three years, including  commercial paper,  certificates of deposit,  medium-term notes, and municipal and investment notes:

F1:  Highest  credit  quality.   Strongest  capacity  for  timely  payment  of
financial  commitments.  May have an added  "+" to  denote  any  exceptionally strong credit feature.

F2:  Good  credit  quality.  A  satisfactory  capacity  for timely  payment of financial  commitments,  but the  margin  of  safety is not as great as in the case of higher ratings.

Dominion Bond Rating Service Limited ("DBRS")

R-1: Short term debt rated "R-1 (high)" is of the highest credit quality,  and indicates  an entity which  possesses  unquestioned  ability to repay  current liabilities  as they  fall  due.  Entities  rated  in this  category  normally
maintain   strong   liquidity   positions,   conservative   debt   levels  and
profitability  which is both stable and above average.  Companies achieving an
"R-1  (high)"  rating are  normally  leaders in  structurally  sound  industry segments with proven track records,  sustainable  positive  future results and
no  substantial   qualifying  negative  factors.  Given  the  extremely  tough definition  which DBRS has established  for an "R-1 (high)",  few entities are strong enough to achieve this rating.  Short term debt rated "R-1 (middle)" is of  superior  credit  quality  and, in most  cases,  ratings in this  category differ from "R-1 (high)"  credits to only a small degree.  Given the extremely tough  definition  which  DBRS has for the "R-1  (high)"  category  (which few companies  are  able to  achieve),  entities  rated  "R-1  (middle)"  are also considered strong credits which typically  exemplify above average strength in key areas of  consideration  for debt  protection.  Short term debt rated "R-1
(low)" is of  satisfactory  credit quality.  The overall  strength and outlook for key liquidity,  debt and profitability ratios is not normally as favorable
as  with  higher  rating  categories,   but  these  considerations  are  still
respectable.  Any  qualifying  negative  factors  which  exist are  considered manageable,  and the  entity  is  normally  of  sufficient  size to have  some influence in its industry.

R-2: Short term debt rated "R-2" is of adequate  credit quality and within the three subset grades (high,  middle,  low), debt protection  ranges from having reasonable  ability for timely  repayment to a level which is considered  only just  adequate.  The  liquidity  and debt  ratios  of  entities  in the  "R-2"
classification are not as strong as those in the "R-1" category,  and the past and future  trend may suggest  some risk of  maintaining  the  strength of key
ratios  in  these  areas.   Alternative   sources  of  liquidity  support  are
considered  satisfactory;  however,  even the strongest liquidity support will not improve the commercial paper rating of the issuer.  The size of the entity may restrict  its  flexibility,  and its relative  position in the industry is not typically as strong as the "R-1 credit".  Profitability  trends,  past and future,  may be less  favorable,  earnings not as stable,  and there are often negative  qualifying  factors  present  which  could also make the entity more vulnerable to adverse changes in financial and economic conditions.

LONG TERM DEBT RATINGS.

These  ratings  are  relevant  for  securities  purchased  by the Fund  with a remaining  maturity of 397 days or less,  or for rating  issuers of short-term obligations.

Moody's

Bonds (including municipal bonds) are rated as follows:

Aaa:  Judged  to be the best  quality.  They  carry  the  smallest  degree  of investment  risk  and are  generally  referred  to as "gilt  edged."  Interest payments are  protected by a large or by an  exceptionally  stable  margin and principal  is secure.  While the  various  protective  elements  are likely to change,  the  changes  that can be  expected  are most  unlikely to impair the fundamentally strong position of such issues.
Aa:  Judged to be of high quality by all  standards.  Together  with the "Aaa"
group,  they comprise what are generally known as high-grade  bonds.  They are rated lower than the best bonds because  margins of  protection  may not be as large as with "Aaa"  securities or fluctuation  of protective  elements may be of greater  amplitude or there may be other  elements  present  which make the long-term risk appear somewhat larger than that of "Aaa" securities.

      Moody's applies numerical  modifiers "1", "2" and "3" in its "Aa" rating classification.  The modifier "1" indicates that the  obligation  ranks in the higher end of its  generic  rating  category;  the  modifier  "2"  indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard and Poor's

Bonds  (including  municipal  bonds maturing  beyond three years) are rated as follows:

AAA: Bonds rated "AAA" have the highest rating  assigned by Standard & Poor's.
The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated  obligations  only in small degree.  A strong capacity to meet its financial  commitment on the obligation is very strong.

Fitch

AAA:  Highest Credit Quality.  "AAA" ratings denote the lowest  expectation of credit  risk.  They  are  assigned  only in the case of  exceptionally  strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings denote a very low  expectation of credit  risk.  They  indicate a very  strong  capacity  for timely  payment of financial  commitments.  This  capacity  is not  significantly  vulnerable  to foreseeable events.

      Because  bonds  rated  in  the  "AAA"  and  "AA"   categories   are  not
significantly  vulnerable to foreseeable future developments,  short-term debt of these issuers is generally rated "F-1+".

                                     B-12
                                  Appendix B

                           Industry Classifications

Aerospace & Defense                 Industrial Conglomerates
Air Freight & Couriers              Insurance
Airlines                            Internet & Catalog Retail
Asset Backed Securities             Internet Software & Services
Auto Components                     IT Services
Automobiles                         Leasing & Factoring
Beverages                           Leisure Equipment & Products
Biotechnology                       Machinery
Broker-Dealer                       Marine
Building Products                   Media
Capital Markets                     Metals & Mining
Chemicals                           Multiline Retail
Commercial Banks                    Multi-Utilities
Commercial Finance                  Municipal
Commercial Services & Supplies      Office Electronics
Communications Equipment            Oil & Gas
Computers & Peripherals             Paper & Forest Products
Construction & Engineering          Personal Products
Construction Materials              Pharmaceuticals
Consulting & Services               Real Estate
Consumer Finance                    Repurchase Agreements
Containers & Packaging              Road & Rail
Distributors                        Semiconductor and Semiconductor Equipment
Diversified Financial Services      Software
Diversified Telecommunication       Special Purpose Financial
Services
Electric Utilities                  Specialty Retail
Electrical Equipment                Textiles, Apparel & Luxury Goods
Electronic Equipment & Instruments  Thrifts & Mortgage Finance
Energy Equipment & Services         Tobacco
Food & Staples Retailing            Trading Companies & Distributors
Food Products                       Transportation Infrastructure
Foreign Government                  U.S. Government Agencies-Full Faith and Credit
                                    Agencies
Gas Utilities                       U.S. Government Agencies-Government Sponsored
                                    Enterprises
Health Care Equipment & Supplies    U.S. Government Instrumentalities
Health Care Providers & Services    U.S. Government Obligations
Hotels Restaurants & Leisure        Water Utilities
Household Durables                  Wireless Telecommunication Services
Household Products

[OBJECT OMITTED]
--------
1. In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

Pro Forma Combining Statements of Assets and Liabilities September 30, 2004
(Unaudited)
Oppenheimer Cash Reserves Fund and Oppenheimer Capital Preservation Fund
                                                                                                                     Pro Forma
                                              Oppenheimer          Oppenheimer                                       Combined
                                             Cash Reserves    Capital Preservation           ProForma               Oppenheimer
                                                  Fund                Fund                  Adjustments         Cash Reserves Fund
                                          ------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )                $755,055,182           $394,378,307                                   $1,149,433,489
Cash                                              1,775,493                194,177                                       $1,969,670
Receivables:
   Interest, dividends and principal
   paydowns                                         417,246                807,327                                       $1,224,573
   Shares of beneficial interest or
   capital stock sold                                     -                122,593                                         $122,593
Other                                               582,462                 30,578                                         $613,040
                                          ------------------------------------------------------------------------------------------
  Total assets                                 $757,830,383           $395,532,982                                    1,153,363,365
                                          ------------------------------------------------------------------------------------------
LIABILITIES:
Payables and other liabilities:
   Wrapper agreement                                      -              6,015,521                                        6,015,521
   Dividends                                        129,420                417,318                                          546,738
   Shares of beneficial interest or
   capital stock redeemed                           855,256                228,657                                        1,083,913
   Wrapper fee payable                                    -                161,494                                          161,494
   Custodian fees                                     2,457                  2,739                                            5,196
   Trustees' and Directors' fees                      1,851                 18,101                                           19,952
   Distributions and service plan fees              230,467                239,155                                          469,622
   Shareholder reports                              154,253                 38,464                                          192,717
   Transfer and shareholder servicing
   agent fees                                       283,566                 76,595                                          360,161
   Other                                             26,372                 43,695                                           70,067
                                          ------------------------------------------------------------------------------------------
      Total liabilities                           1,683,642              7,241,739                    -                   8,925,381
                                          ------------------------------------------------------------------------------------------
NET ASSETS                                     $756,146,741           $388,291,243                    -              $1,144,437,984
                                          ==========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                           -            386,907,707         (386,907,707)(1) (2)                   -
Par value of shares of capital stock                756,858                      -              386,908 (1) (2)           1,143,766
Additional paid-in capital                      755,386,805                      -          386,520,799 (1) (2)       1,141,907,604
Undistributed net investment income                       -              2,286,260                                        2,286,260
Accumulated net realized gain from
   investments and                                    3,078                                                                   3,078
   foreign currency transactions                          -              4,507,718           (5,410,442)  (3)              (902,724)
Net unrealized appreciation on
   investments and translation
   of assets and liabilities denominated
   in foreign currencies                                  -             (5,410,442)           5,410,442   (3)                     -
                                          ------------------------------------------------------------------------------------------
NET ASSETS                                     $756,146,741           $388,291,243                    -              $1,144,437,984
                                          ==========================================================================================

Pro Forma Combining Statements of Assets and Liabilities September 30, 2004
(Unaudited)
Oppenheimer Cash Reserves Fund and Oppenheimer Capital Preservation Fund

                                                                                                                    Pro Forma
                                             Oppenheimer          Oppenheimer                                       Combined
                                            Cash Reserves    Capital Preservation           ProForma               Oppenheimer
                                                 Fund                Fund                  Adjustments         Cash Reserves Fund
                                          ------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price
per share (based on net assets of
$388,627,941, $99,059,407, and
$487,687,348 and 388,634,425,
9,905,365, and
487,693,832 shares of beneficial
interest or capital shares outstanding
for Oppenheimer Cash Reserves Fund,
Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves,
respectively)                                    $1.00                 $10.00                                            $1.00

Maximum offering price per share
(net asset value plus sales charge
of 3.50% for Oppenheimer Capital
Preservation, of offering price)                 $1.00                 $10.36                                            $1.00

Class B Shares:
Net asset value and redemption price
per share (based on net assets of
$205,412,375, $11,394,641, and
$216,807,016 and 205,370,414, 1,139,699
and 487,693,832 shares of beneficial
interest or capital shares outstanding
for Oppenheimer Cash Reserves Fund,
Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves,
respectively)                                    $1.00                 $10.00                                            $1.00

Class C Shares:
Net asset value and redemption price
per share (based on net assets of
$102,302,195, $30,979,859, and
$133,270,321 and 102,290,462, 3,098,367
and 133,270,321 shares of beneficial
interest or capital shares outstanding
for Oppenheimer Cash Reserves Fund,
Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves,
respectively)                                    $1.00                 $10.00                                            $1.00

Class N Shares:
Net asset value and redemption price
per share (based on net assets of
$59,804,230, $246,511,780, and
$306,316,010 and 59,803,233, 24,648,426
and 306,315,013 shares of beneficial
interest or capital shares outstanding
for Oppenheimer Cash Reserves Fund,
Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves,
respectively)                                    $1.00                 $10.00                                            $1.00

*Cost                                          $755,055,182           $393,773,228                                   $1,148,828,410

(1)   Oppenheimer Capital Preservation Fund Class A shares will be exchanged for
      Oppenheimer Cash Reserves Fund Class A shares.
      Oppenheimer Capital Preservation Fund Class B shares will be exchanged for
      Oppenheimer Cash Reserves Fund Class B shares.
      Oppenheimer Capital Preservation Fund Class C shares will be exchanged for
      Oppenheimer Cash Reserves Fund Class C shares.
      Oppenheimer Capital Preservation Fund Class N shares will be exchanged for
      Oppenheimer Cash Reserves Fund Class N shares.

(2)   Represents the conversion from par value shares to no par value shares.

(3)   Reflects the exchange of Oppenheimer Capital Preservation shareholders to
      Oppenheimer Cash Reserves, a money market mutual fund. Oppenheimer Cash
      Reserves invests in high-quality money market instruments, for investors who want to earn income at current money market rates while seeking to preserve the value of their investment. Oppenheimer Cash Reserves tries to keep its share prices stable at $1.00 and it does not invest to seek capital appreciation.

Pro Forma Combining Statements of Operations For The Year Ended September 30,
2004 (Unaudited)
Oppenheimer Cash Reserves Fund and Oppenheimer Capital Preservation Fund
                                                                                                                    Pro Forma
                                             Oppenheimer          Oppenheimer                                       Combined
                                            Cash Reserves    Capital Preservation           ProForma               Oppenheimer
                                                 Fund                Fund                  Adjustments         Cash Reserves Fund
                                          ------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                         $9,535,737                $37,977                                       $9,573,714
Dividends from Affiliated Companies                       -             12,081,087                                       12,081,087
                                          ------------------------------------------------------------------------------------------
   Total income                                   9,535,737             12,119,064                                       21,654,801
                                          ------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                   3,669,715              2,677,591           (1,144,557)  (1)             5,202,749
Distribution and service plan fees:
Class A                                             770,256                240,763                                        1,011,019
Class B                                           1,154,362                107,503                                        1,261,865
Class C                                             473,425                274,301                                          747,726
Class N                                             280,687                569,861                                          850,548
Transfer and shareholder servicing agent
fees:
Class A                                           1,832,400                381,783               34,612   (2)             2,248,795
Class B                                             700,469                 69,904                6,440   (2)               776,813
Class C                                             336,163                169,453               16,932   (2)               522,548
Class N                                             207,093                635,595               64,828   (2)               907,516
Class Y                                                                         77                                               77
Wrapper Fees                                              -                597,302             (597,302)  (4)                     -
Shareholder reports:
Class A                                             181,840                 11,223                1,269   (5)               194,332
Class B                                              50,367                  7,051                 (759)  (5)                56,659
Class C                                              18,840                 12,727               (2,688)  (5)                28,879
Class N                                               3,308                    575               (1,667)  (5)                 2,216
Custodian fees and expenses                           7,531                 10,176                                           17,707
Legal and auditing fees                              21,196                 56,577              (20,000)(3) (6)              57,773
Insurance expenses                                    6,177                  5,861               (5,861)  (4)                 6,177
Trustees' or Directors' fees and expenses             7,597                 17,216              (17,216)(3) (6)               7,597
Registration and filing fees:                       224,123                    950                                          225,073
Other                                                40,086                 31,399                                           71,485
Total Expenses                                    9,985,634              5,877,888           (1,665,969)                 14,197,554
                                          ------------------------------------------------------------------------------------------
Less management fee waiver                         (566,402)            (1,633,536)           1,517,025                    (682,913)
Less payments and waivers of expenses:
Class A                                            (594,205)               (53,160)                                        (647,365)
Class B                                            (434,472)               (32,588)                                        (467,060)
Class C                                            (204,939)               (75,729)                                        (280,668)
Class N                                            (121,808)                     -                                         (121,808)
Net Expenses                                      8,063,808              4,082,876             (148,944)                 11,997,740
                                          ------------------------------------------------------------------------------------------

Pro Forma Combining Statements of Operations For The Year Ended September 30,
2004 (Unaudited)
                                                                                                                    Pro Forma
                                             Oppenheimer          Oppenheimer                                       Combined
                                            Cash Reserves    Capital Preservation           ProForma               Oppenheimer
                                                 Fund                Fund                  Adjustments         Cash Reserves Fund
                                          ------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                             1,471,929              8,036,188              148,944                   9,657,061
                                          ------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                        2,939              5,103,597                                        5,106,536
   Closing of futures contracts                           -                  3,187                                            3,187
                                          ------------------------------------------------------------------------------------------
Net realized gain                                     2,939              5,106,784           (5,410,442)                   (300,719)
                                          ------------------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
  investments                                             -             (5,410,442)           5,410,442                           -
                                          ------------------------------------------------------------------------------------------
Net realized and unrealized gain                      2,939               (303,658)                                        (300,719)
                                          ------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $1,474,868             $7,732,530             $148,944                  $9,356,342
                                          ==========================================================================================

(1)   Calculated in accordance with the investment advisory agreement of
      Oppenheimer Cash Reserves Fund (0.50% on the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, 0.40% of of the average annual net assets over $1 billion). This assumes that the management fee structure had been in place for the entire period.
(2)   Reflects a per account fee increase from $21.50 per account to $23.50 per account.
(3)   Reflects the exchange of Oppenheimer Capital Preservation shareholders to
      Oppenheimer Cash Reserves, a money market mutual fund. Oppenheimer Cash
      Reserves invests in high-quality money market instruments, for investors who want to earn income at current money market rates while seeking to preserve the value of their investment. Oppenheimer Cash Reserves tries to keep its share prices stable at $1.00 and it does not invest to seek capital appreciation.
(4)   Elimination of expense.
(5)   Reduction in expenses related to the decreased per report cost from
      $0.73-$0.96 to $0.11-$0.13
(6)   Reduction in expenses related to the transition from the New York Board to the Denver Board.